MASSMUTUAL SELECT FUNDS

This Prospectus describes the following Funds:

Fund Name	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MassMutual Select Total Return Bond Fund	MSPZX	MSPSX	MSPHX	MSPLX	MPTRX	MSPGX	MSPNX
MassMutual Select Strategic Bond Fund	MSBZX	MBSSX	MBSYX	MSBLX	MSBAX	MSBRX	MSBNX
MassMutual Select BlackRock Global Allocation Fund	MGJIX	MGSSX	MGSYX	MGSLX	MGJAX	MGJFX	MGJRX
MassMutual Select Diversified Value Fund	MDDIX	MDVSX	MDVYX	MDDLX	MDDAX	MDDRX	MDVNX
MassMutual Select Fundamental Value Fund	MFUZX	MVUSX	MFUYX	MFULX	MFUAX	MFUFX	MFUNX
MM S&P 500® Index Fund	MMIZX	MIEZX	MMIEX	MIEYX	MMFFX	MIEAX	MMINX
MassMutual Select Equity Opportunities Fund	MFVZX	MFVSX	MMFYX	MMFVX	MFVAX	MFVFX	MFVNX
MassMutual Select Fundamental Growth Fund	MOTZX	MOTCX	MOTYX	MOTLX	MOTAX	MFGFX	MOTNX
MassMutual Select Blue Chip Growth Fund	MBCZX	MBCSX	MBCYX	MBCLX	MBCGX	MBGFX	MBCNX
MassMutual Select Growth Opportunities Fund	MMAZX	MGRSX	MAGYX	MAGLX	MMAAX	MMGFX	MMANX
MassMutual Select Mid-Cap Value Fund	MLUZX	MLUSX	MLUYX	MLULX	MLUAX	MLUFX	MLUNX
MassMutual Select Small Cap Value Equity Fund	MMQIX	MMQSX	MMQYX	MMQLX	MMQAX	MMQFX	MMQTX
MassMutual Select Small Company Value Fund	MSVZX	MSVSX	MMVYX	MMYLX	MMYAX	MMVFX	MSVNX
MM S&P® Mid Cap Index Fund	MDKZX	MDKIX	MDKSX	MDKYX	MDKAX	MDKFX	MDKTX
MM Russell 2000® Small Cap Index Fund	MCJZX	MCJIX	MCJSX	MCJYX	MCJAX	MCJFX	MCJTX
MassMutual Select Mid Cap Growth Fund	MEFZX	MGRFX	MEFYX	MMELX	MEFAX	MEFFX	MEFNX
MassMutual Select Small Cap Growth Equity Fund	MSGZX	MSGSX	MSCYX	MSGLX	MMGEX	MSERX	MSGNX
MM MSCI EAFE® International Index Fund	MKRZX	MKRIX	MKRSX	MKRYX	MKRAX	MKRFX	MKRTX
MassMutual Select Overseas Fund	MOSZX	MOSSX	MOSYX	MOSLX	MOSAX	MOSFX	MOSNX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

February 1, 2018

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MassMutual Select Total Return Bond Fund

INVESTMENT OBJECTIVE

This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Admini- strative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Admini- strative Class	Class A	Class R4	Class R3
Management Fees	.30%	.30%	.30%	.30%	.30%	.30%	.30%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.05%	.15%	.25%	.35%	.35%	.25%	.25%
Total Annual Fund Operating Expenses	.35%	.45%	.55%	.65%	.90%	.80%	1.05%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$36	$113	$197	$443
Class R5	$46	$144	$252	$567
Service Class	$56	$176	$307	$689
Administrative Class	$66	$208	$362	$810
Class A	$513	$700	$902	$1,486
Class R4	$82	$255	$444	$990
Class R3	$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 289% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined

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by the Fund’s subadviser, Metropolitan West Asset Management, LLC (“MetWest”), to be of comparable quality). These typically include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, municipal securities, private placements, and securities subject to legal restrictions on resale pursuant to Rule 144A. These investments may have interest rates that are fixed, variable, or floating. The Fund invests in securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities). MetWest focuses the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon, or maturity) that the subadviser believes to be relatively undervalued.

The Fund may invest up to 20% of its net assets in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default and bank loans. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if MetWest considers doing so would be consistent with the Fund’s investment objective.

The Fund may invest up to 25% of its total assets in foreign securities that are denominated in U.S. dollars. The Fund may also invest up to 15% of its total assets in foreign securities that are not denominated in U.S. dollars and up to 10% of its total assets in emerging market foreign securities.

The Fund may but will not necessarily engage in foreign currency forward transactions to take long or short positions in foreign currencies in order to seek to enhance the Fund’s investment return or to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts for hedging or investment purposes as a substitute for investing directly in securities or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage.

The Fund may purchase and sell securities on a when-issued, delayed delivery, or forward commitment basis. The Fund may normally short sell up to 25% of the value of its total assets for hedging or investment purposes.

The Fund may also invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into dollar roll or reverse repurchase agreement transactions.

MetWest intends for the Fund’s portfolio duration to be between two to eight years. The dollar-weighted average maturity of the Fund’s portfolio is expected to range from two to fifteen years. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

MetWest employs a value-oriented fixed income management philosophy with a goal of consistently outperforming the portfolio benchmark while maintaining volatility similar to the benchmark. The investment process is predicated on a long-term economic outlook, which is determined by the investment team on a quarterly basis and is reviewed constantly. Investments are characterized by diversification among the sectors of the fixed income marketplace. The investment management team seeks to achieve the desired outperformance through the measured and disciplined application of five fixed income management strategies which include duration management, yield curve positioning, sector allocation, security selection, and opportunistic execution.

The first three strategies are top-down in orientation and start with a decision of where within the plus-or-minus one year range around the benchmark the duration should be established. Then comes a determination of how the overall average duration is to be effected – with a concentration of intermediate maturity issues or a combination of long- and short-term issues. The relative value decision regarding where to overweight/underweight sectors, including governments, agencies, corporates, mortgages, or asset-backed securities, is dependent on the current market environment. Bottom-up security selection involves the day-to-day fundamental analysis of available bond market opportunities, while execution is characterized by the aggressive and informed negotiation of the prices at which transactions take place.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

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Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions

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affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Leveraging Risk Instruments and transactions, including derivatives, dollar rolls, and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no

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assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.

Short Sales Risk If the Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money the Fund may lose on a short sale. The Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price. Short sales can involve leverage. If the Fund invests the proceeds from short positions in other securities, the Fund could lose money both on the short positions and on the securities in which it has invested the short proceeds.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on October 27, 2014. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class A shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares,

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adjusted for Class A expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class I Shares

Highest Quarter:	3Q ’12,	3.36%	Lowest Quarter:	2Q ’13,	-	3.30%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Since Inception (07/06/10)
Class I	Return Before Taxes	3.47%	1.93%	3.30%
	Return After Taxes on Distributions	2.23%	0.50%	1.93%
	Return After Taxes on Distributions and Sales of Fund Shares	1.96%	0.86%	2.01%
Class R5	Return Before Taxes	3.34%	1.79%	3.15%
Service Class	Return Before Taxes	3.15%	1.69%	3.05%
Admini- strative Class	Return Before Taxes	3.15%	1.61%	2.95%

		One Year	Five Years	Since Inception (07/06/10)
Class A	Return Before Taxes	-1.96%	0.39%	1.88%
Class R4	Return Before Taxes	3.00%	1.46%	2.84%
Class R3	Return Before Taxes	2.74%	1.21%	2.58%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		3.54%	2.10%	3.16%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Metropolitan West Asset Management, LLC (“MetWest”)

Portfolio Managers:

Tad Rivelle is the Chief Investment Officer and a Generalist Portfolio Manager at MetWest. He has managed the Fund since October 2014.

Laird R. Landmann is the President and a Generalist Portfolio Manager at MetWest. He has managed the Fund since October 2014.

Stephen M. Kane, CFA is a Group Managing Director and Generalist Portfolio Manager at MetWest. He has managed the Fund since October 2014.

Bryan T. Whalen, CFA is a Group Managing Director and Generalist Portfolio Manager at MetWest. He has managed the Fund since October 2014.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Strategic Bond Fund

INVESTMENT OBJECTIVE

This Fund seeks a superior total rate of return by investing in fixed income instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.40%	.40%	.40%	.40%	.40%	.40%	.40%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.10%	.20%	.30%	.40%	.40%	.30%	.30%
Total Annual Fund Operating Expenses	.50%	.60%	.70%	.80%	1.05%	.95%	1.20%
Expense Reimburse- ment	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)
Total Annual Fund Operating Expenses after Expense Reimburse- ment(1)	.48%	.58%	.68%	.78%	1.03%	.93%	1.18%
(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .48%, .58%, .68%, .78%, 1.03%, .93%, and 1.18% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$49	$158	$278	$626
Class R5	$59	$190	$333	$748
Service Class	$69	$222	$388	$869
Administrative Class	$80	$253	$442	$988
Class A	$526	$743	$978	$1,651
Class R4	$95	$301	$524	$1,165
Class R3	$120	$379	$658	$1,453

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 224% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S.

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dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed or asset-backed securities, and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities of these entities. The Fund may also invest in emerging markets. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to seek to hedge or to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of additional exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio); interest rate swaps (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio); credit default swaps (for hedging purposes, to earn additional income, or as a substitute for direct investments); and hybrid instruments (as a substitute for direct investments). The Fund may also purchase and sell exchange-traded and over-the-counter options for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may also invest in money market securities, including commercial paper. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is managed by two subadvisers, each being responsible for a portion of the portfolio, but not necessarily equally weighted.

The Fund invests primarily in investment grade securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, or, if unrated, determined by the subadviser to be of comparable quality), but may invest up to 25% of the portfolio in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if Western Asset Management Company (“Western Asset”), a subadviser of the Fund, considers that doing so would be consistent with the Fund’s investment objective. The Fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate. Certain fixed income securities in which the Fund may invest pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset upon a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. The Fund may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. The Fund may also acquire, and subsequently hold, warrants and other equity interests. The Fund’s effective duration is normally expected to be between three and seven years. If the Fund’s effective duration falls outside of this range, the Fund will take action to bring it within its expected range within a reasonable period of time. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows. Effective duration measures the price sensitivity of a bond with embedded options to changes in interest rates. It provides a more accurate measure of price volatility when, due to the embedded options, the cash flow characteristics of the bond change as interest rates shift.

Western Asset invests in the fixed income markets seeking to exceed returns of the Fund’s benchmark while approximating benchmark risk. Western Asset focuses on sector allocation, issue selection, duration weighting, and term structure when buying and selling securities for the Fund. Western Asset emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine the allocation decisions for the Fund are: Western Asset’s broad economic outlook, its review of historical yield spreads for debt instruments versus Treasuries, and its evaluation of changes in credit quality and the corresponding impact on prices. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. Western Asset Management Company Limited (“Western Asset Limited”), an

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affiliate of Western Asset, has subadvisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset Limited will select such investments based on its consideration of factors such as relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, and trade and current account balances.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

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Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

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Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 shares to reflect Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class R5 Shares

Highest Quarter:	2Q ’09,	8.87%	Lowest Quarter:	3Q ’08,	-	6.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	5.54%	3.24%	4.99%
	Return After Taxes on Distributions	4.51%	1.91%	3.27%
	Return After Taxes on Distributions and Sales of Fund Shares	3.14%	1.85%	3.15%
Class I	Return Before Taxes	5.65%	3.31%	5.03%
Service Class	Return Before Taxes	5.45%	3.13%	4.90%
Administrative Class	Return Before Taxes	5.28%	3.03%	4.77%
Class A	Return Before Taxes	0.03%	1.77%	4.01%
Class R4	Return Before Taxes	5.11%	2.86%	4.62%
Class R3	Return Before Taxes	4.91%	2.58%	4.25%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		3.54%	2.10%	4.01%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadvisers: Western Asset Management Company (“Western Asset”)

Western Asset Management Company Limited (“Western Asset Limited”)

Portfolio Managers:

S. Kenneth Leech is the Chief Investment Officer and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since March 2014.

Mark S. Lindbloom is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception (December 2004).

Carl L. Eichstaedt, CFA is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception (December 2004).

Michael C. Buchanan, CFA is the Deputy Chief Investment Officer and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception (December 2004).

Chia-Liang Lian, CFA is the Head of Emerging Markets Debt and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since April 2015.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select BlackRock Global Allocation Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.78%	.78%	.78%	.78%	.78%	.78%	.78%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.22%	.32%	.42%	.52%	.52%	.42%	.42%
Short Sale Dividend Expense	.02%	.02%	.02%	.02%	.02%	.02%	.02%
Other Expenses of the Select Cayman Fund	.01%	.01%	.01%	.01%	.01%	.01%	.01%
Remainder of Other Expenses	.19%	.29%	.39%	.49%	.49%	.39%	.39%
Total Annual Fund Operating Expenses	1.00%	1.10%	1.20%	1.30%	1.55%	1.45%	1.70%
Expense Reimbursement	(.19%)	(.19%)	(.19%)	(.19%)	(.19%)	(.19%)	(.19%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.81%	.91%	1.01%	1.11%	1.36%	1.26%	1.51%
(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .79%, .89%, .99%, 1.09%, 1.34%, 1.24%, and 1.49% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$83	$299	$534	$1,207
Class R5	$93	$331	$588	$1,323
Service Class	$103	$362	$641	$1,438
Administrative Class	$113	$393	$695	$1,551
Class A	$681	$995	$1,331	$2,279
Class R4	$128	$440	$774	$1,719
Class R3	$154	$517	$905	$1,993

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 153% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, securities or other investments whose price is linked to the value of common stock, rights, and warrants, of issuers of any size, or type, including growth and value companies. The Fund may buy debt securities of varying maturities, debt securities paying a fixed or floating rate of interest, and debt securities of any kind, including, by way of example, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers, mortgage-backed or other asset-backed securities, debt securities convertible into equity securities, inflation-indexed bonds, structured notes, credit-linked notes, loan assignments, and loan participations. Debt securities in which the Fund invests may be investment grade debt securities, meaning that they will be rated at least Baa by Moody’s or BBB by Standard & Poor’s, or if unrated will be considered by the Fund’s subadviser, BlackRock Investment Management, LLC (“BlackRock”), to be of comparable quality, or below investment grade debt securities (“junk” or “high yield” bonds). The Fund may invest up to 35% of its total assets in below investment grade debt securities, corporate loans, and distressed securities. In the event that a security is downgraded after its purchase by BlackRock, BlackRock may continue to hold the security if BlackRock considers that doing so would be consistent with the Fund’s investment objective. BlackRock will invest in “junk” bonds, corporate loans, and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. BlackRock will invest in distressed securities when BlackRock believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. The Fund may hold a portion of its assets in cash or cash equivalents.

In making investment decisions, BlackRock tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. BlackRock will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment, and the social and political environment. In deciding between equity and debt investments, BlackRock looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields, and the level of interest rates paid on debt securities of different maturities. The Fund may invest in individual securities, baskets of securities, or particular measurements of value or rate, and may consider a variety of factors and systematic inputs. BlackRock may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes, and securities. As a result, the economic exposure of the Fund to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.

The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries, and issuers and without geographic or market capitalization limits. BlackRock uses the Fund’s investment flexibility to create a portfolio of assets allocated between equity and debt securities. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to seek to enhance the Fund’s investment return or to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, indexed securities (securities whose return is based on changes in the value of a designated index), inverse securities (securities whose values vary inversely with changes in a specified index or interest rate), forward contracts, and swap contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) of its total assets in

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securities of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing substantial business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the U.S. (but in no less than three different countries).

The Fund may invest a portion of its assets in real estate investment trusts (“REITs”) and securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds, or convertible bonds issued by REITs or companies that mine precious metals. The Fund may purchase and sell securities on a when-issued, delayed delivery, or forward commitment basis. The Fund may sell securities short for hedging or investment purposes. The Fund will not make a short sale, other than a short sale “against the box,” if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of its total assets.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets, including precious metals, agriculture, energy, livestock, or industrial metals. The Fund may obtain such exposure through, among other things, investments in issuers in commodities-related industries or in other investment vehicles that invest directly in commodities, commodities-related companies, or commodities-related investments, such as exchange-traded funds. The Fund may, but will not necessarily, invest in commodity-linked derivative instruments, including futures contracts, options, and swaps. In order to earn qualifying income under applicable tax rules from commodities and certain commodities-related investments, the Fund may invest up to 25% of its total assets in the MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Select Cayman Fund”), which was formed in the Cayman Islands and is a wholly-owned subsidiary of the Fund. The Select Cayman Fund may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its derivative positions.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

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Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and

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may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and

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unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Select Cayman Fund Risk The Fund’s investments in the Select Cayman Fund expose the Fund to the risks associated with that entity’s investments, which are generally the risks of commodities-related investments. The Select Cayman Fund is not subject to the investor protections of the Investment Company Act of 1940, as amended (the “1940 Act”). Changes in U.S. or Cayman laws could result in increased expense or the inability of the Fund to operate as intended, which could adversely affect the investment returns of the Fund. There is no guarantee that the investment objective of the Select Cayman Fund will be achieved.

Short Sales Risk If the Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money the Fund may lose on a short sale. The Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price. Short sales can involve leverage. If the Fund invests the proceeds from short positions in other securities, the Fund could lose money both on the short positions and on the securities in which it has invested the short proceeds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

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Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

Structured Notes Risk Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market, or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s fixed income investments (Citigroup World Government Bond Index) and a hypothetical custom index which comprises the S&P 500 (36%), FTSE World ex U.S. (24%), BofA Merrill Lynch Current 5-Year U.S. Treasury (24%), and Citigroup Non-U.S. Dollar World Government Bond (16%) Indexes (Custom Global Allocation Index). Performance for Class I, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses, respectively. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class R5 Shares

Highest Quarter:	3Q ’10,	8.99%	Lowest Quarter:	3Q ’11,	-	11.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Since Inception (12/01/09)
Class R5	Return Before Taxes	13.63%	6.42%	5.75%
	Return After Taxes on Distributions	12.73%	4.95%	4.67%
	Return After Taxes on Distributions and Sales of Fund Shares	7.97%	4.69%	4.35%
Class I	Return Before Taxes	13.83%	6.86%	6.01%
Service Class	Return Before Taxes	13.50%	6.33%	5.67%
Administrative Class	Return Before Taxes	13.47%	6.22%	5.57%
Class A	Return Before Taxes	6.58%	4.71%	4.50%
Class R4	Return Before Taxes	13.18%	6.09%	5.41%
Class R3	Return Before Taxes	12.97%	5.83%	5.15%
FTSE World Index (reflects no deduction for fees, expenses, or taxes)		24.09%	11.67%	10.15%
Citigroup World Government Bond Index (reflects no deduction for fees, expenses, or taxes)		10.33%	-0.29%	0.52%
Custom Global Allocation Index (reflects no deduction for fees, expenses, or taxes)		15.69%	7.59%	7.40%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Dan Chamby, CFA is a Managing Director at BlackRock. He has managed the Fund since its inception (December 2009).

Russ Koesterich, CFA, JD is a Managing Director at BlackRock. He has managed the Fund since January 2017.

David Clayton, CFA, JD is a Managing Director at BlackRock. He has managed the Fund since January 2017.

Kent Hogshire, CFA is a Managing Director at BlackRock. He has managed the Fund since January 2017.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Diversified Value Fund

INVESTMENT OBJECTIVE

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.50%	.50%	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.08%	.18%	.28%	.38%	.38%	.28%	.28%
Total Annual Fund Operating Expenses	.58%	.68%	.78%	.88%	1.13%	1.03%	1.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$59	$186	$324	$726
Class R5	$69	$218	$379	$847
Service Class	$80	$249	$433	$966
Administrative Class	$90	$281	$488	$1,084
Class A	$659	$889	$1,138	$1,849
Class R4	$105	$328	$569	$1,259
Class R3	$130	$406	$702	$1,545

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in stocks of companies that the subadvisers believe are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadvisers currently focus on securities of larger size companies. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may use futures contracts for

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hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Brandywine Global Investment Management, LLC (“Brandywine Global”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. The Fund may hold a portion of its assets in cash or cash equivalents.

Brandywine Global invests in securities that meet its value criteria, primarily, price-to-earnings, price-to-book, price momentum, and share change and quality, based on both quantitative and fundamental analysis. Brandywine Global expects to hold approximately 150-250 stocks under normal market conditions.

Brandywine Global invests in securities of companies that meet its value criteria based on both quantitative and fundamental analysis. Brandywine Global’s investment process begins with a valuation screen that identifies large cap stocks with favorable financial ratios. A quantitative deselection process is then applied to eliminate equities that have poor price momentum or high share issuance. Finally Brandywine Global performs a thorough fundamental analysis which seeks to identify and eliminate (de-select) companies with deteriorating fundamentals, anticipated earnings declines, or material write-offs. Brandywine Global may also consider additional factors in its selection process.

Brandywine Global typically sells a security of a company when Brandywine Global believes it is no longer a large capitalization value company, if the company’s fundamentals deteriorate, when an investment opportunity arises that Brandywine Global believes is more compelling, or in order to realize gains or limit potential losses. However, Brandywine Global may retain securities of companies that no longer meet its initial purchase criteria.

T. Rowe Price typically employs a “value” approach in selecting investments, using internal research to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. T. Rowe Price generally looks for companies with one or more of the following: an established operating history; above-average dividend yield and low price/earnings ratio relative to the S&P 500® Index; a sound balance sheet and other positive financial characteristics; and low stock price relative to T. Rowe Price’s view of the company’s underlying value as measured by assets, cash flow, or business franchises. T. Rowe Price generally seeks investments in large-capitalization companies and the yield of the portion of the Fund managed by T. Rowe Price is expected to normally exceed the yield of the S&P 500 Index. T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing the Fund’s investment objective, each of Brandywine Global and T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, Brandywine Global or T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage.

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Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic,

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industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 shares to reflect Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class R5 Shares

Highest Quarter:	3Q ’09,	18.89%	Lowest Quarter:	4Q ’08,	-	21.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	19.00%	14.39%	6.48%
	Return After Taxes on Distributions	10.84%	12.21%	5.26%
	Return After Taxes on Distributions and Sales of Fund Shares	17.39%	11.48%	5.13%
Class I	Return Before Taxes	19.07%	14.47%	6.51%
Service Class	Return Before Taxes	18.87%	14.28%	6.38%
Adminis- trative Class	Return Before Taxes	18.72%	14.16%	6.27%
Class A	Return Before Taxes	11.64%	12.54%	5.35%
Class R4	Return Before Taxes	18.56%	14.00%	6.11%
Class R3	Return Before Taxes	18.30%	13.67%	5.70%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)		13.66%	14.04%	7.10%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadvisers: Brandywine Global Investment Management, LLC (“Brandywine Global”)

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Portfolio Managers:

Joseph J. Kirby is a Portfolio Manager at Brandywine Global. He has managed the Fund since January 2010.

Henry F. Otto is a Managing Director and Portfolio Manager at Brandywine Global. He has managed the Fund since January 2010.

Steven M. Tonkovich is a Managing Director and Portfolio Manager at Brandywine Global. He has managed the Fund since January 2010.

–  29  –

John D. Linehan, CFA, is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since September 2017.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Fundamental Value Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.60%	.60%	.60%	.60%	.60%	.60%	.60%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.04%	.14%	.24%	.34%	.34%	.24%	.24%
Total Annual Fund Operating Expenses	.64%	.74%	.84%	.94%	1.19%	1.09%	1.34%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$65	$205	$357	$798
Class R5	$76	$237	$411	$918
Service Class	$86	$268	$466	$1,037
Administrative Class	$96	$300	$520	$1,155
Class A	$665	$907	$1,168	$1,914
Class R4	$111	$347	$601	$1,329
Class R3	$136	$425	$734	$1,613

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of issuers that the Fund’s subadvisers believe are undervalued. The Fund is managed by two subadvisers, Wellington Management Company LLP (“Wellington Management”) and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or

–  32  –

preferred stocks, rights, and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadvisers believe are generally above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

Wellington Management generally employs a bottom-up investment approach based on fundamental analysis of companies with large market capitalizations and estimated below-average projected price-to-earnings ratio. Based on its assessment of various company-specific factors, such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value, Wellington Management seeks to identify what it considers to be overlooked or misunderstood companies with sound fundamentals. Wellington Management generally focuses on what it believes are securities of viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and sell at estimated below-average price-to-earnings multiples. Market timing is not employed, and limited consideration is given to macroeconomic analysis in establishing sector and industry weightings. Wellington Management may sell existing holdings as they approach their price targets.

Barrow Hanley employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. In selecting investments for the Fund, Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify primarily large capitalization companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the Fund to below average levels of risk. Barrow Hanley typically invests in approximately 30-45 securities. Stocks purchased typically have a 25-year history of paying cash dividends. Barrow Hanley may consider selling a stock for the Fund if, in its judgment, the security has reached its valuation target, the company’s fundamentals begin to deteriorate, or other opportunities appear more attractive.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because

–  33  –

non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

–  34  –

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I shares of the Fund for periods prior to its inception date (11/15/10) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class R5 Shares

Highest Quarter:	2Q ’09,	16.02%	Lowest Quarter:	4Q ’08,	-	19.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	15.20%	13.15%	7.02%
	Return After Taxes on Distributions	10.99%	10.13%	5.41%
	Return After Taxes on Distributions and Sales of Fund Shares	12.03%	10.13%	5.45%
Class I	Return Before Taxes	15.30%	13.29%	7.13%
Service Class	Return Before Taxes	15.11%	13.05%	6.96%
Adminis- trative Class	Return Before Taxes	14.92%	12.93%	6.82%
Class A	Return Before Taxes	8.13%	11.34%	5.93%
Class R4	Return Before Taxes	14.82%	12.76%	6.65%
Class R3	Return Before Taxes	14.53%	12.45%	6.29%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)		13.66%	14.04%	7.10%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadvisers: Wellington Management Company LLP (“Wellington Management”)

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”)

Portfolio Managers:

Karen H. Grimes, CFA is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. She has managed the Fund since March 2008.

Ray Nixon Jr. is an Executive Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since October 2017.

Brian F. Quinn, CFA is a Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since October 2017.

Lewis Ropp is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since October 2017.

–  35  –

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MM S&P 500® Index Fund

INVESTMENT OBJECTIVE

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.09%	.09%	.09%	.09%	.09%	.09%	.09%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.03%	.13%	.28%	.38%	.38%	.28%	.28%
Total Annual Fund Operating Expenses	.12%	.22%	.37%	.47%	.72%	.62%	.87%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$12	$39	$68	$154
Class R5	$23	$71	$124	$280
Service Class	$38	$119	$208	$468
Administrative Class	$48	$151	$263	$591
Class A	$619	$768	$929	$1,395
Class R4	$63	$199	$346	$774
Class R3	$89	$278	$482	$1,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Index* (“Index”). The Fund invests in the equity securities of companies included in the Index in weightings that approximate the relative composition of the securities

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

–  38  –

contained in the Index, and in S&P 500 Index futures contracts. The Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. As of December 31, 2017, the market capitalization range of companies included in the Index was $3.42 billion to $867.51 billion. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. NTI expects that, under normal circumstances, the annual performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated.

Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index.

Industry Concentration Risk The Fund may concentrate its assets in a particular industry or group of industries. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in that industry or group of industries than if the Fund invested more broadly.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced

–  39  –

changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I shares of the Fund for periods prior to its inception date (12/07/11) is based on the performance of Service Class shares. Performance for Class A shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Service Class shares, adjusted for Class A expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class R5 Shares

Highest Quarter:	2Q ’09,	15.79%	Lowest Quarter:	4Q ‘08,	-	22.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	21.60%	15.54%	8.28%
	Return After Taxes on Distributions	16.00%	13.56%	7.17%
	Return After Taxes on Distributions and Sales of Fund Shares	16.83%	12.37%	6.63%
Class I	Return Before Taxes	21.72%	15.68%	8.27%
Service Class	Return Before Taxes	21.37%	15.35%	8.07%
Adminis- trative Class	Return Before Taxes	21.31%	15.26%	8.01%
Class A	Return Before Taxes	14.03%	13.60%	7.06%
Class R4	Return Before Taxes	21.07%	15.06%	7.81%
Class R3	Return Before Taxes	20.79%	14.78%	7.51%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		21.83%	15.79%	8.50%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Northern Trust Investments, Inc. (“NTI”)

Portfolio Manager: Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since April 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

–  40  –

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  41  –

MassMutual Select Equity Opportunities Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.69%	.69%	.69%	.69%	.69%	.69%	.69%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.05%	.15%	.25%	.35%	.35%	.25%	.25%
Total Annual Fund Operating Expenses	.74%	.84%	.94%	1.04%	1.29%	1.19%	1.44%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$76	$237	$411	$918
Class R5	$86	$268	$466	$1,037
Service Class	$96	$300	$520	$1,155
Administrative Class	$106	$331	$574	$1,271
Class A	$674	$936	$1,219	$2,021
Class R4	$121	$378	$654	$1,443
Class R3	$147	$456	$787	$1,724

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. companies that the Fund’s subadvisers believe are financially sound, valued conservatively by the market, and have improving prospects. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Wellington Management Company LLP (“Wellington Management”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants, of issuers of any size. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 30% of its total assets in foreign securities. The Fund may use futures contracts for hedging or

–  42  –

investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.

T. Rowe Price typically employs a “value” approach in selecting investments, using internal research to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. T. Rowe Price generally looks for companies with one or more of the following: an established operating history; above-average dividend yield and low price/earnings ratio relative to the S&P 500® Index; a sound balance sheet and other positive financial characteristics; and low stock price relative to T. Rowe Price’s view of the company’s underlying value as measured by assets, cash flow, or business franchises. T. Rowe Price generally seeks investments in large-capitalization companies and the yield of the portion of the Fund managed by T. Rowe Price is expected to normally exceed the yield of the S&P 500 Index. T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Wellington Management seeks long-term total returns in excess of the broad market by investing in a select number of high quality, reasonably-valued companies that have demonstrated the willingness to return value to shareholders. The investment process stresses security selection based on bottom-up fundamental research to identify undervalued stocks that have the potential for significant longer-term rewards. Wellington Management’s investment philosophy is based on the premise that investing in high quality companies with superior prospects for dividend growth, and the fundamental strength to support that growth in the future, can provide superior long-term returns. Wellington Management typically sells a security when it achieves its price target or when it no longer exhibits superior upside return versus downside risk.

In pursuing the Fund’s investment objective, each of T. Rowe Price and Wellington Management has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price or Wellington Management believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or

–  43  –

depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

–  44  –

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on March 28, 2017. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class I shares of the Fund for periods prior to its inception date (11/15/10) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class R5 Shares

Highest Quarter:	3Q ’09,	27.48%	Lowest Quarter:	4Q ’08,	–26.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	21.54%	15.23%	10.81%
	Return After Taxes on Distributions	11.22%	10.74%	8.31%
	Return After Taxes on Distributions and Sales of Fund Shares	17.35%	11.30%	8.39%
Class I	Return Before Taxes	21.68%	15.35%	10.89%
Service Class	Return Before Taxes	21.39%	15.11%	10.70%
Adminis- trative Class	Return Before Taxes	21.29%	14.99%	10.56%
Class A	Return Before Taxes	14.02%	13.35%	9.63%
Class R4	Return Before Taxes	21.13%	14.84%	10.43%
Class R3	Return Before Taxes	20.74%	14.47%	10.01%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)		21.69%	15.71%	8.59%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadvisers: T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Wellington Management Company LLP (“Wellington Management”)

Portfolio Managers:

John D. Linehan, CFA, is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since March 2017.

Donald J. Kilbride is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since March 2017.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are

–  45  –

redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  46  –

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MassMutual Select Fundamental Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.65%	.65%	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.19%	.29%	.39%	.49%	.49%	.39%	.39%
Total Annual Fund Operating Expenses	.84%	.94%	1.04%	1.14%	1.39%	1.29%	1.54%
Expense Reimburse- ment	(.14%)	(.14%)	(.14%)	(.14%)	(.14%)	(.14%)	(.14%)
Total Annual Fund Operating Expenses after Expense Reimburse-ment(1)	.70%	.80%	.90%	1.00%	1.25%	1.15%	1.40%

(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .70%, .80%, .90%, 1.00%, 1.25%, 1.15%, and 1.40% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$72	$254	$452	$1,024
Class R5	$82	$286	$506	$1,142
Service Class	$92	$317	$560	$1,258
Administrative Class	$102	$348	$614	$1,374
Class A	$670	$953	$1,256	$2,115
Class R4	$117	$395	$694	$1,544
Class R3	$143	$473	$826	$1,823

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in domestic equity securities that the Fund’s subadviser, Wellington Management Company LLP (“Wellington Management”), believes

–  48  –

offer the potential for long-term growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants, of issuers of any size. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

Wellington Management generally employs a bottom-up stock selection process that utilizes fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Wellington Management seeks to identify diversified sources of return based on its assessment of individual companies against the context of broader market factors by evaluating and ranking each stock on a consistent set of growth, quality, and valuation criteria.

In pursuing the Fund’s investment objective, Wellington Management has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, Wellington Management believes a security could increase in value as a result of a change in management, an extraordinary corporate event such as a merger, acquisition, or divestiture, a new product introduction or innovation, or a favorable competitive development). The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less

–  49  –

liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 shares to reflect Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. The Fund’s name, investment objective, and investment strategy changed on February 22, 2012 to permit the Fund to become “actively” managed. Because the Fund was previously “passively” managed, the performance results shown would likely be different had the Fund’s current investment objective and investment strategy been in effect for the entire period for which performance results are presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is

–  50  –

available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class R5 Shares

Highest Quarter:	2Q ’09,	19.30%	Lowest Quarter:	4Q ’08,	-	24.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	27.43%	15.64%	9.95%
	Return After Taxes on Distributions	25.33%	13.03%	8.69%
	Return After Taxes on Distributions and Sales of Fund Shares	17.25%	12.14%	7.98%
Class I	Return Before Taxes	27.46%	15.69%	9.98%
Service Class	Return Before Taxes	27.28%	15.52%	9.84%
Adminis- trative Class	Return Before Taxes	27.19%	15.39%	9.71%
Class A	Return Before Taxes	19.67%	13.74%	8.79%
Class R4	Return Before Taxes	27.13%	15.23%	9.56%
Class R3	Return Before Taxes	26.69%	14.88%	9.13%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)		30.21%	17.33%	10.00%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Wellington Management Company LLP (“Wellington Management”)

Portfolio Manager: Paul E. Marrkand, CFA is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since February 2012.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  51  –

MassMutual Select Blue Chip Growth Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.62%	.62%	.62%	.62%	.62%	.62%	.62%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.03%	.13%	.23%	.33%	.33%	.23%	.23%
Total Annual Fund Operating Expenses	.65%	.75%	.85%	.95%	1.20%	1.10%	1.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$66	$208	$362	$810
Class R5	$77	$240	$417	$930
Service Class	$87	$271	$471	$1,049
Administrative Class	$97	$303	$525	$1,166
Class A	$666	$910	$1,173	$1,925
Class R4	$112	$350	$606	$1,340
Class R3	$137	$428	$739	$1,624

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund is managed by two subadvisers, each being responsible for a portion of the portfolio, but not necessarily equally weighted. The Fund’s subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts

–  52  –

(“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management, and strong financial fundamentals. T. Rowe Price believes that solid company fundamentals (with an emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook may potentially reward investors with strong investment performance. It is anticipated that some of the companies targeted will have good prospects for dividend growth and T. Rowe Price may at times invest significantly in stocks of technology companies. T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).

In selecting securities, Loomis Sayles emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles aims to invest in companies when they trade at a significant discount to Loomis Sayles’ estimate of intrinsic value. Loomis Sayles will consider selling a portfolio investment when (i) it believes an unfavorable structural change occurs within a given business or the markets in which it operates, (ii) a critical underlying investment assumption is flawed, (iii) a more attractive reward-to-risk opportunity becomes available, (iv) the current price fully reflects intrinsic value, or (v) for other investment reasons which it deems appropriate.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a

–  53  –

U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The

–  54  –

bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that provides a comparison for the Fund’s returns without regard to investment style (S&P 500 Index). Performance for Class I and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 shares to reflect Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class R5 Shares

Highest Quarter:	1Q ’12,	18.59%	Lowest Quarter:	4Q ’08,	-	24.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	35.01%	18.76%	10.56%
	Return After Taxes on Distributions	33.58%	16.54%	9.51%
	Return After Taxes on Distributions and Sales of Fund Shares	20.89%	14.74%	8.49%
Class I	Return Before Taxes	35.08%	18.84%	10.59%
Service Class	Return Before Taxes	34.86%	18.67%	10.47%
Adminis- trative Class	Return Before Taxes	34.70%	18.52%	10.32%
Class A	Return Before Taxes	26.60%	16.84%	9.42%
Class R4	Return Before Taxes	34.42%	18.35%	10.18%
Class R3	Return Before Taxes	34.12%	18.02%	9.79%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)		30.21%	17.33%	10.00%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		21.83%	15.79%	8.50%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadvisers: T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Portfolio Managers:

Larry J. Puglia, CFA, CPA is a Vice President at T. Rowe Price. He has managed the Fund since February 2006.

Aziz V. Hamzaogullari, CFA is a Vice President at Loomis Sayles. He has managed the Fund since January 2015.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

–  55  –

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  56  –

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MassMutual Select Growth Opportunities Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.70%	.70%	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.04%	.14%	.24%	.34%	.34%	.24%	.24%
Total Annual Fund Operating Expenses	.74%	.84%	.94%	1.04%	1.29%	1.19%	1.44%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$76	$237	$411	$918
Class R5	$86	$268	$466	$1,037
Service Class	$96	$300	$520	$1,155
Administrative Class	$106	$331	$574	$1,271
Class A	$674	$936	$1,219	$2,021
Class R4	$121	$378	$654	$1,443
Class R3	$147	$456	$787	$1,724

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

This Fund seeks to achieve its objective by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund typically invests most of its assets in mid- and large-capitalization equity securities of U.S. companies, but may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified Fund.

–  58  –

The Fund is managed by two subadvisers, Sands Capital Management, LLC (“Sands Capital”) and Jackson Square Partners, LLC (“Jackson Square”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Sands Capital seeks long-term capital appreciation by investing in stocks believed to have potential for dramatic wealth creation using bottom-up, fundamental research and focusing on six key investment criteria: sustainable, above average earnings growth, a leadership position in a promising business space, significant competitive advantages/unique business franchise, a clear mission and value-added focus, financial strength, and rational valuation relative to the market and business prospects. Sands Capital does not typically invest in companies with market capitalizations less than $1 billion. Jackson Square seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the return on capital above its cost of capital. Jackson Square will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase. Each subadviser may sell securities for a variety of reasons, such as, if, in its judgment, the prospects for future growth diminish, a more attractive opportunity is identified, if fundamentals unexpectedly change, or if valuations are stretched past fair value.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in

–  59  –

currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Non-Diversification Risk Because the Fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers than a diversified fund, the Fund’s performance could be closely tied to the value of one issuer or a small number of issuers and could be more volatile than the performance of a diversified fund.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I shares of the Fund for periods prior to its inception date (12/07/11) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

–  60  –

Annual Performance

Class R5 Shares

Highest Quarter:	1Q ’12,	20.14%	Lowest Quarter:	4Q ’08,	-	27.26%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	31.45%	14.37%	9.52%
	Return After Taxes on Distributions	27.53%	11.87%	8.23%
	Return After Taxes on Distributions and Sales of Fund Shares	21.08%	11.23%	7.63%
Class I	Return Before Taxes	31.74%	14.51%	9.89%
Service Class	Return Before Taxes	31.32%	14.24%	9.41%
Adminis- trative Class	Return Before Taxes	31.34%	14.13%	9.29%
Class A	Return Before Taxes	23.36%	12.49%	8.37%
Class R4	Return Before Taxes	31.01%	14.01%	9.15%
Class R3	Return Before Taxes	30.76%	13.62%	8.72%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)		30.21%	17.33%	10.00%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadvisers: Sands Capital Management, LLC (“Sands Capital”)

Jackson Square Partners, LLC (“Jackson Square”)

Portfolio Managers:

Frank M. Sands, CFA is the Chief Investment Officer and Chief Executive Officer at Sands Capital. He has managed the Fund since January 2004.

Wesley A. Johnston, CFA is a Portfolio Manager and Senior Research Analyst at Sands Capital. He has managed the Fund since January 2016.

A. Michael Sramek, CFA is a Research Analyst, Senior Portfolio Manager, and Managing Director at Sands Capital. He has managed the Fund since June 2013.

Thomas H. Trentman, CFA is a Portfolio Manager and Research Analyst at Sands Capital. He has managed the Fund since November 2017.

Jeffrey S. Van Harte, CFA is the Chairman and Chief Investment Officer at Jackson Square. He has managed the Fund since June 2006.

Christopher J. Bonavico, CFA is a Portfolio Manager and Equity Analyst at Jackson Square. He has managed the Fund since June 2006.

Christopher M. Ericksen, CFA is a Portfolio Manager and Equity Analyst at Jackson Square. He has managed the Fund since June 2006.

Daniel J. Prislin, CFA is a Portfolio Manager and Equity Analyst at Jackson Square. He has managed the Fund since June 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Mid-Cap Value Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.70%	.70%	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.23%	.33%	.43%	.53%	.53%	.43%	.43%
Total Annual Fund Operating Expenses	.93%	1.03%	1.13%	1.23%	1.48%	1.38%	1.63%
Expense Reimbursement	(.12%)	(.12%)	(.12%)	(.12%)	(.12%)	(.12%)	(.12%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.81%	.91%	1.01%	1.11%	1.36%	1.26%	1.51%
(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .80%, .90%, 1.00%, 1.10%, 1.35%, 1.25%, and 1.50% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$83	$284	$503	$1,132
Class R5	$93	$316	$557	$1,249
Service Class	$103	$347	$611	$1,364
Administrative Class	$113	$378	$664	$1,478
Class A	$681	$981	$1,303	$2,211
Class R4	$128	$425	$744	$1,647
Class R3	$154	$502	$875	$1,923

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of mid-capitalization companies that the subadvisers

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believe are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, stock futures contracts, stock index futures contracts, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-cap companies. The Fund’s subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase are between $500 million and $40 billion. The Fund typically invests most of its assets in equity securities of U.S. companies, but may gain exposure to non-U.S. issuers, including emerging markets issuers, through the purchase of foreign securities and American Depositary Receipts (“ADRs”). The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”). The Fund may use futures contracts as a substitute for direct investments in equity securities. The Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. Use of derivatives by the Fund may create investment leverage. The Fund may invest a portion of its assets in debt securities of companies and debt obligations of governments and their agencies, and other similar securities. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, American Century Investment Management, Inc. (“American Century”) and Systematic Financial Management, L.P. (“Systematic”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. In selecting investments for the Fund, American Century seeks to identify stocks of companies that it believes are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the stock’s price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be accurately reflected in the companies’ values, as

determined by the managers. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. In selecting securities for the Fund, Systematic utilizes a two-prong, bottom-up investment strategy that unifies quantitative screening and fundamental research. Systematic’s security selection process generally favors companies with attractive valuation and positive earnings dynamics, and may consider, among other things, a company’s financial characteristics, market position, industry position, and management.

American Century may sell a stock from the Fund if, for example, in its judgment, a stock no longer meets its valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified, or specific events alter a stock’s prospects. Systematic generally may consider selling a stock for the Fund if, for example, in its judgment, the stock’s price has appreciated to a level that Systematic considers to be the stock’s fair value, its analysis leads Systematic to anticipate downward earnings revisions for a company, a company experiences an unexpected earnings announcement, or Systematic identifies other investment opportunities that it believes to be more attractive.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

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Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign

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government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

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Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I shares of the Fund for periods prior to its inception (12/07/11) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class R5 Shares

Highest Quarter:	3Q ’09,	18.59%	Lowest Quarter:	4Q ’08,	-	22.99%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	12.12%	13.07%	8.49%
	Return After Taxes on Distributions	6.91%	10.73%	7.25%
	Return After Taxes on Distributions and Sales of Fund Shares	8.61%	9.88%	6.63%
Class I	Return Before Taxes	12.17%	13.19%	8.57%
Service Class	Return Before Taxes	12.05%	12.97%	8.40%
Adminis- trative Class	Return Before Taxes	11.90%	12.84%	8.22%
Class A	Return Before Taxes	5.19%	11.24%	7.34%
Class R4	Return Before Taxes	11.64%	12.68%	8.11%
Class R3	Return Before Taxes	11.49%	12.35%	7.71%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)		13.34%	14.68%	9.10%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadvisers: American Century Investment Management, Inc. (“American Century”)

Systematic Financial Management, L.P. (“Systematic”)

Portfolio Managers:

Phillip N. Davidson, CFA is Chief Investment Officer – Global Value Equity, Senior Vice President, and Senior Portfolio Manager at American Century. He has managed the Fund since September 2015.

Michael Liss, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since September 2015.

Kevin Toney, CFA is a Senior Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since September 2015.

Brian Woglom, CFA is a Vice President and Portfolio Manager at American Century. He has managed the Fund since September 2015.

Ronald M. Mushock, CFA is a Managing Partner at Systematic and is the Lead Portfolio Manager of Systematic’s Mid Cap Portfolios. He has managed the Fund since June 2009.

D. Kevin McCreesh, CFA is a Managing Partner at Systematic and is Systematic’s Chief Investment Officer. He has managed the Fund since June 2009.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Small Cap Value Equity Fund

INVESTMENT OBJECTIVE

This Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge Imposed (Load) on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.75%	.75%	.75%	.75%	.75%	.75%	.75%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.11%	.21%	.31%	.41%	.41%	.31%	.31%
Total Annual Fund Operating Expenses	.86%	.96%	1.06%	1.16%	1.41%	1.31%	1.56%
Expense Reimbursement	(.06%)	(.06%)	(.06%)	(.06%)	(.06%)	(.06%)	(.06%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.80%	.90%	1.00%	1.10%	1.35%	1.25%	1.50%
(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .80%, .90%, 1.00%, 1.10%, 1.35%, 1.25%, and 1.50% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$82	$268	$471	$1,055
Class R5	$92	$300	$525	$1,173
Service Class	$102	$331	$579	$1,289
Administrative Class	$112	$363	$633	$1,404
Class A	$680	$966	$1,273	$2,143
Class R4	$127	$409	$712	$1,574
Class R3	$153	$487	$844	$1,851

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of small-capitalization companies that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of December 31, 2017, between $4 million and $9.37 billion). Equity securities may include common stocks, preferred stock, rights, and warrants. The Fund typically invests most of its assets in U.S. companies, but may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, Wellington Management Company LLP (“Wellington Management”) and Barrow, Hanley, Mewhinney & Strauss, LLC. (“Barrow Hanley”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. In selecting investments for the Fund, Wellington Management generally employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued and to have the potential for significant longer-term returns. In selecting securities for the Fund, Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small capitalization companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the Fund to below average levels of risk. Each subadviser may consider selling a stock for the Fund if, in its judgment, the security has reached its target price, has failed to perform as expected, or other opportunities appear more attractive.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed

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foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years, compare with those of a broad measure of market performance. Performance for Class I, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses, respectively. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

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Annual Performance

Class R5 Shares

Highest Quarter:	3Q ’09,	23.43%	Lowest Quarter:	4Q ’08,	-	24.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	9.40%	14.18%	8.84%
	Return After Taxes on Distributions	6.49%	13.02%	8.21%
	Return After Taxes on Distributions and Sales of Fund Shares	7.69%	11.33%	7.20%
Class I	Return Before Taxes	9.45%	14.23%	8.87%
Service Class	Return Before Taxes	9.21%	14.06%	8.73%
Adminis- trative Class	Return Before Taxes	9.11%	13.93%	8.57%
Class A	Return Before Taxes	2.58%	12.31%	7.68%
Class R4	Return Before Taxes	8.98%	13.77%	8.46%
Class R3	Return Before Taxes	8.69%	13.49%	8.19%
Russell 2000 Value Index (no deduction for fees, expenses, or taxes)		7.84%	13.01%	8.17%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadvisers: Wellington Management Company LLP (“Wellington Management”)

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”)

Portfolio Managers:

Shaun F. Pedersen is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since October 2009.

Timothy J. McCormack, CFA is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since October 2009.

James S. McClure, CFA is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since October 2009.

John P. Harloe, CFA is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since October 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Small Company Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.85%	.85%	.85%	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.10%	.20%	.30%	.40%	.40%	.30%	.30%
Total Annual Fund Operating Expenses	.95%	1.05%	1.15%	1.25%	1.50%	1.40%	1.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$303	$525	$1,166
Class R5	$107	$334	$579	$1,283
Service Class	$117	$365	$633	$1,398
Administrative Class	$127	$397	$686	$1,511
Class A	$694	$998	$1,323	$2,242
Class R4	$143	$443	$766	$1,680
Class R3	$168	$520	$897	$1,955

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of December 31, 2017, between $4 million and $9.37 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund typically invests most of its assets in equity

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securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 20% of its total assets in foreign securities. The Fund may invest in real estate investment trusts (“REITs”) and exchange-traded funds. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors. The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by three subadvisers, Federated Clover Investment Advisors (“Federated Clover”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Invesco Advisers, Inc. (“Invesco”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Each subadviser uses a combination of fundamental and quantitative analyses to identify undervalued companies. Each subadviser has the discretion to purchase some securities for the Fund that do not meet its normal investment criteria when it believes there is an opportunity for substantial appreciation. Each subadviser may consider selling a security for the Fund if, for example, in its judgment, the security has reached its target price, has failed to perform as expected and the security’s investment thesis is no longer intact, or other opportunities appear more attractive.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and

–  73  –

traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines,

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markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that provides a comparison for the Fund’s returns without regard to investment style (Russell 2000 Index). Performance for Class I shares of the Fund for periods prior to its inception date (11/15/10) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class R5 Shares

Highest Quarter:	3Q ’09,	21.04%	Lowest Quarter:	4Q ’08,	-	24.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	10.42%	12.20%	8.50%
	Return After Taxes on Distributions	5.32%	8.15%	6.29%
	Return After Taxes on Distributions and Sales of Fund Shares	9.05%	8.88%	6.49%
Class I	Return Before Taxes	10.51%	12.34%	8.61%
Service Class	Return Before Taxes	10.34%	12.10%	8.43%
Adminis- trative Class	Return Before Taxes	10.26%	11.99%	8.30%
Class A	Return Before Taxes	3.60%	10.39%	7.38%
Class R4	Return Before Taxes	10.05%	11.81%	8.13%
Class R3	Return Before Taxes	9.75%	11.51%	7.76%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)		7.84%	13.01%	8.17%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		14.65%	14.12%	8.71%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadvisers: Federated Clover Investment Advisors (“Federated Clover”)

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Invesco Advisers, Inc. (“Invesco”)

Portfolio Managers:

Stephen K. Gutch, CFA is a Senior Vice President and Senior Portfolio Manager at Federated Clover. He has managed the Fund since March 2006.

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Martin A. Jarzebowski, CFA is a Vice President and Portfolio Manager at Federated Clover. He has managed the Fund since April 2015.

J. David Wagner, CFA is a Vice President and Equity Portfolio Manager at T. Rowe Price. He has managed the Fund since June 2014.

Glen Murphy, CFA is a Director of Portfolio Management and Portfolio Manager at Invesco. He has managed the Fund since January 2015.

Donna Chapman Wilson is a Director of Portfolio Management and Portfolio Manager at Invesco. She has managed the Fund since February 2017.

Michael Abata, CFA is a Director of Research and Portfolio Manager at Invesco. He has managed the Fund since February 2017.

Kenneth Masse, CFA is a Senior Portfolio Manager at Invesco. He has managed the Fund since May 2017.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plan, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MM S&P® Mid Cap Index Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”)*.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

* The S&P MidCap 400 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400 Index.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.08%	.18%	.33%	.43%	.43%	.33%	.33%
Total Annual Fund Operating Expenses	.18%	.28%	.43%	.53%	.78%	.68%	.93%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$18	$58	$101	$230
Class R5	$29	$90	$157	$356
Service Class	$44	$138	$241	$542
Administrative Class	$54	$170	$296	$665
Class A	$625	$785	$959	$1,463
Class R4	$69	$218	$379	$847
Class R3	$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the S&P MidCap 400 Index (“Index”), in weightings that approximate the relative composition of the securities contained in the Index, and in S&P MidCap 400 Index futures contracts. The Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The companies chosen for inclusion in the Index tend to be industry leaders within the U.S. economy as determined by Standard & Poor’s®. However, companies are not selected by Standard & Poor’s for inclusion in the Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of December 31, 2017, the market capitalization range of companies included in the Index was $946 million to $13.11 billion. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. NTI expects that, under normal circumstances, the annual performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index.

Industry Concentration Risk The Fund may concentrate its assets in a particular industry or group of industries. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in

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that industry or group of industries than if the Fund invested more broadly.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class R4 and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted to reflect Class R4 and Class R3 expenses, respectively. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class I Shares

Highest Quarter:	1Q ’13,	13.41%	Lowest Quarter:	3Q ’15,	-	8.54%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Since Inception (07/26/12)
Class I	Return Before Taxes	15.85%	14.75%	15.89%
	Return After Taxes on Distributions	13.88%	12.24%	13.48%
	Return After Taxes on Distributions and Sales of Fund Shares	10.23%	11.21%	12.25%
Class R5	Return Before Taxes	15.78%	14.62%	15.76%
Service Class	Return Before Taxes	15.59%	14.46%	15.62%
Administrative Class	Return Before Taxes	15.49%	14.35%	15.49%
Class A	Return Before Taxes	8.64%	12.73%	13.96%
Class R4	Return Before Taxes	15.34%	14.16%	15.33%
Class R3	Return Before Taxes	15.02%	13.90%	15.06%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)		16.24%	15.01%	16.17%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Northern Trust Investments, Inc. (“NTI”)

Portfolio Manager: Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since its inception (July 2012).

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MM Russell 2000® Small Cap Index Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Russell 2000® Index*.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

* The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 2000® Index and Russell® are trademarks of the Frank Russell Company.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.12%	.22%	.37%	.47%	.47%	.37%	.37%
Total Annual Fund Operating Expenses	.22%	.32%	.47%	.57%	.82%	.72%	.97%
Expense Reimbursement	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.20%	.30%	.45%	.55%	.80%	.70%	.95%

(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .20%, .30%, .45%, .55%, .80%, .70%, and .95% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or

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lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$20	$69	$122	$278
Class R5	$31	$101	$178	$404
Service Class	$46	$149	$261	$590
Administrative Class	$56	$181	$316	$712
Class A	$627	$795	$978	$1,506
Class R4	$72	$228	$399	$893
Class R3	$97	$307	$534	$1,188

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Russell 2000 Index (“Index”), in weightings that approximate the relative composition of the securities contained in the Index, and in Russell 2000 Index futures contracts. The Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The companies in the Index are selected according to their total market capitalization. However, companies are not selected by Frank Russell Company for inclusion in the Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. As of December 31, 2017, the market capitalization range of companies included in the Index was $4 million to $9.37 billion. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. NTI expects that, under normal circumstances, the annual performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political,

–  83  –

or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index.

Industry Concentration Risk The Fund may concentrate its assets in a particular industry or group of industries. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in that industry or group of industries than if the Fund invested more broadly.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group;

they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class R4 and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted to reflect Class R4 and Class R3 expenses, respectively. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class I Shares

Highest Quarter:	1Q ’13,	12.33%	Lowest Quarter:	3Q ’15,	-	11.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Since Inception (07/26/12)
Class I	Return Before Taxes	14.61%	14.07%	15.11%
	Return After Taxes on Distributions	11.47%	11.16%	12.32%
	Return After Taxes on Distributions and Sale of Fund Shares	9.96%	10.42%	11.38%
Class R5	Return Before Taxes	14.42%	13.95%	14.99%
Service Class	Return Before Taxes	14.18%	13.77%	14.79%
Administrative Class	Return Before Taxes	14.12%	13.68%	14.70%
Class A	Return Before Taxes	7.36%	12.04%	13.15%
Class R4	Return Before Taxes	13.98%	13.50%	14.54%
Class R3	Return Before Taxes	13.66%	13.23%	14.26%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		14.65%	14.12%	15.15%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Northern Trust Investments, Inc. (“NTI”)

Portfolio Manager: Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since its inception (July 2012).

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Mid Cap Growth Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.69%	.69%	.69%	.69%	.69%	.69%	.69%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.03%	.13%	.23%	.33%	.33%	.23%	.23%
Total Annual Fund Operating Expenses	.72%	.82%	.92%	1.02%	1.27%	1.17%	1.42%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$74	$230	$401	$894
Class R5	$84	$262	$455	$1,014
Service Class	$94	$293	$509	$1,131
Administrative Class	$104	$325	$563	$1,248
Class A	$672	$931	$1,209	$2,000
Class R4	$119	$372	$644	$1,420
Class R3	$145	$449	$776	$1,702

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Frontier Capital Management Company, LLC (“Frontier”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers currently define “mid-cap” companies as those whose market capitalizations at

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the time of purchase fall within the market capitalization range of companies included in either the S&P MidCap 400® Index or the Russell Midcap® Growth Index (as of December 31, 2017, between $654 million and $62.50 billion). The Fund may invest up to 20% of its net assets in stocks whose market capitalizations at the time of investment are outside of that capitalization range. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities. The Fund may hold a portion of its assets in cash or cash equivalents.

In selecting securities for the Fund, T. Rowe Price generally uses a “growth” approach, seeking to identify companies that it believes have proven products or services, a record of above-average earnings growth, demonstrated potential to sustain earnings growth, stock prices that appear to undervalue growth prospects, or a connection to industries experiencing increasing demand. T. Rowe Price has the discretion to purchase some securities for the Fund that do not meet those investment criteria when it believes there is an opportunity for substantial appreciation.

In selecting securities for the Fund, Frontier employs a “growth at a reasonable price” approach to identify the best risk/reward investment ideas in the U.S. equity mid-capitalization universe. Frontier believes that there are three key drivers of long-term, consistent performance. Frontier looks for companies that have: i) sound business models with strong management teams and long-term growth prospects; ii) unrecognized earnings power; and iii) attractive valuations.

Each subadviser may sell securities for the Fund for a variety of reasons, such as, for example, to seek to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by

–  87  –

a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I shares of the Fund for periods prior to its inception date (11/15/10) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

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Annual Performance

Class R5 Shares

Highest Quarter:	3Q ’09,	19.07%	Lowest Quarter:	4Q ’08,	-	26.27%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	24.57%	16.54%	10.22%
	Return After Taxes on Distributions	22.71%	14.31%	8.79%
	Return After Taxes on Distributions and Sales of Fund Shares	15.43%	12.92%	8.12%
Class I	Return Before Taxes	24.66%	16.66%	10.29%
Service Class	Return Before Taxes	24.46%	16.42%	10.12%
Adminis- trative Class	Return Before Taxes	24.26%	16.28%	9.97%
Class A	Return Before Taxes	16.89%	14.63%	9.05%
Class R4	Return Before Taxes	24.18%	16.15%	9.84%
Class R3	Return Before Taxes	23.87%	15.78%	9.44%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)		25.27%	15.30%	9.10%

MANAGEMENT

Investment Advisers: MML Investment Advisers, LLC (“MML Advisers”)

Subadvisers: T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Frontier Capital Management Company, LLC (“Frontier”)

Portfolio Managers:

Brian W.H. Berghuis, CFA is a Vice President and Equity Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (June 2000).

Stephen M. Knightly, CFA is the President and Mid Cap Growth Portfolio Manager at Frontier. He has managed the Fund since August 2010.

Christopher J. Scarpa is a Vice President and Mid Cap Growth Portfolio Manager at Frontier. He has managed the Fund since August 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Small Cap Growth Equity Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.80%	.80%	.80%	.80%	.80%	.80%	.80%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.06%	.16%	.26%	.36%	.36%	.26%	.26%
Total Annual Fund Operating Expenses	.86%	.96%	1.06%	1.16%	1.41%	1.31%	1.56%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$88	$274	$477	$1,061
Class R5	$98	$306	$531	$1,178
Service Class	$108	$337	$585	$1,294
Administrative Class	$118	$368	$638	$1,409
Class A	$686	$972	$1,279	$2,148
Class R4	$133	$415	$718	$1,579
Class R3	$159	$493	$850	$1,856

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of December 31, 2017, between $4 million and $9.37 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or

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preferred stock, rights, and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may at times increase the relative emphasis of its investments in a particular industry or sector. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, Wellington Management Company LLP (“Wellington Management”) and OFI Global Institutional, Inc. (“OFI Global”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Wellington Management uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth. OFI Global uses fundamental research to select securities for the Fund’s portfolio. Each subadviser may consider selling a security for the Fund if, for example, in its judgment, target prices are reached, future upside potential is limited, company fundamentals are no longer attractive, superior purchase candidates are identified, or market capitalization ceilings are exceeded.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in

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currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that provides a comparison for the Fund’s returns without regard to investment style (Russell 2000 Index). Performance for Class I shares of the Fund for periods prior to its inception date (11/15/10) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

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Annual Performance

Class R5 Shares

Highest Quarter:	2Q ’09,	25.47%	Lowest Quarter:	4Q ’08,	-	24.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	24.70%	15.24%	8.46%
	Return After Taxes on Distributions	23.12%	11.38%	6.25%
	Return After Taxes on Distributions and Sales of Fund Shares	15.26%	11.17%	6.27%
Class I	Return Before Taxes	24.86%	15.33%	8.52%
Service Class	Return Before Taxes	24.65%	15.11%	8.33%
Administrative Class	Return Before Taxes	24.50%	14.98%	8.18%
Class A	Return Before Taxes	17.01%	13.34%	7.27%
Class R4	Return Before Taxes	24.34%	14.85%	8.09%
Class R3	Return Before Taxes	23.91%	14.47%	7.65%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)		22.17%	15.12%	9.19%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		14.65%	14.12%	8.17%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadvisers: Wellington Management Company LLP (“Wellington Management”)

OFI Global Institutional, Inc. (“OFI Global”)

Portfolio Managers:

Mario E. Abularach, CFA, CMT is a Senior Managing Director and Equity Research Analyst at Wellington Management. He has managed the Fund since April 2006.

Kenneth L. Abrams is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since November 2001.

Daniel J. Fitzpatrick, CFA is a Senior Managing Director and Equity Research Analyst at Wellington Management. He has managed the Fund since November 2001.

Steven C. Angeli, CFA is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2004.

Stephen Mortimer is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2006.

John V. Schneider, CFA is a Vice President and Equity Research Analyst at Wellington Management. He has managed the Fund since February 2018.

Ronald Zibelli, Jr., CFA is a Senior Portfolio Manager at OFI Global. He has managed the Fund since July 2015.

Ash Shah, CFA is a Senior Portfolio Manager at OFI Global. He has managed the Fund since July 2015.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MM MSCI EAFE® International Index Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the MSCI EAFE Index*.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

* The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers, or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by MML Advisers. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.21%	.31%	.46%	.56%	.56%	.46%	.46%
Total Annual Fund Operating Expenses	.31%	.41%	.56%	.66%	.91%	.81%	1.06%
Expense Reimbursement	(.06%)	(.06%)	(.06%)	(.06%)	(.06%)	(.06%)	(.06%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.25%	.35%	.50%	.60%	.85%	.75%	1.00%
(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .25%, .35%, .50%, .60%, .85%, .75%, and 1.00% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$26	$94	$168	$387
Class R5	$36	$126	$224	$512
Service Class	$51	$173	$307	$696
Administrative Class	$61	$205	$362	$817
Class A	$632	$819	$1,021	$1,603
Class R4	$77	$253	$444	$996
Class R3	$102	$331	$579	$1,289

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the MSCI EAFE Index (“Index”), in weightings that approximate the relative composition of the securities contained in the Index, and in MSCI EAFE Index futures contracts. The Index is a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. As of December 31, 2017, the market capitalization range of companies included in the Index was $2.42 billion to $281.31 billion, and the Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index.

Because the proportion of assets allocated to each country will approximate the relative country weights in the Index, more than 25% of the Fund’s assets may be invested in a single country (such as the United Kingdom and Japan). This may make the Fund’s performance more dependent upon the performance of a single country than if the Fund allocated its assets among issuers in a larger number of countries.

NTI expects that, under normal circumstances, the annual performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market

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conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index.

Industry Concentration Risk The Fund may concentrate its assets in a particular industry or group of industries. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in that industry or group of industries than if the Fund invested more broadly.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

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Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class R4 and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted to reflect Class R4 and Class R3 expenses, respectively. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class I Shares

Highest Quarter:	3Q ’13,	11.64%	Lowest Quarter:	3Q ’15,	-	9.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Since Inception (07/25/12)
Class I	Return Before Taxes	25.11%	7.67%	10.60%
	Return After Taxes on Distributions	23.77%	6.34%	9.29%
	Return After Taxes on Distributions and Sales of Fund Shares	15.27%	5.79%	8.22%
Class R5	Return Before Taxes	25.09%	7.57%	10.50%
Service Class	Return Before Taxes	24.82%	7.39%	10.32%
Adminis- trative Class	Return Before Taxes	24.80%	7.30%	10.22%
Class A	Return Before Taxes	17.24%	5.76%	8.74%
Class R4	Return Before Taxes	24.52%	7.12%	10.03%
Class R3	Return Before Taxes	24.24%	6.85%	9.75%
MSCI EAFE Index (reflects no deduction for fees or expenses)		25.03%	7.90%	10.67%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Northern Trust Investments, Inc. (“NTI”)

Portfolio Manager: Steven Santiccioli is a Vice President at NTI. He has managed the Fund since October 2013.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for

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the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Overseas Fund

INVESTMENT OBJECTIVE

The Fund seeks growth of capital over the long-term by investing in foreign equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 140 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.80%	.80%	.80%	.80%	.80%	.80%	.80%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.13%	.23%	.33%	.43%	.43%	.33%	.33%
Total Annual Fund Operating Expenses	.93%	1.03%	1.13%	1.23%	1.48%	1.38%	1.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$95	$296	$515	$1,143
Class R5	$105	$328	$569	$1,259
Service Class	$115	$359	$622	$1,375
Administrative Class	$125	$390	$676	$1,489
Class A	$692	$992	$1,313	$2,221
Class R4	$140	$437	$755	$1,657
Class R3	$166	$514	$887	$1,933

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, rights and warrants, of issuers of any size. The Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse

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changes in currency exchange rates. The Fund may use futures contracts as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, Massachusetts Financial Services Company (“MFS”) and Harris Associates L.P. (“Harris”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser may invest a significant percentage of the Fund’s assets in a single country or sector, a small number of countries or sectors, or a particular geographic region.

In selecting investments for the Fund, MFS is not constrained by any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the Fund’s assets in securities of companies of any size. MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

In selecting investments for the Fund, Harris uses a value investment philosophy. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of its intrinsic or true business value. Harris seeks to identify companies that it believes have discounted stock prices compared to the companies’ true business values. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris usually sells a stock when the price approaches its estimated worth. This means that Harris sets specific “buy” and “sell” targets for each stock held by the Fund. Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris may from time to time have significant investments in one or more countries or in particular sectors.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger,

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more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may

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decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I shares of the Fund for periods prior to its inception date (11/15/10) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class R5 Shares

Highest Quarter:	2Q ’09,	25.60%	Lowest Quarter:	4Q ’08,	-	21.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	26.98%	7.82%	4.06%
	Return After Taxes on Distributions	26.60%	7.17%	3.56%
	Return After Taxes on Distributions and Sales of Fund Shares	15.90%	6.04%	3.19%
Class I	Return Before Taxes	27.20%	7.99%	4.19%
Service Class	Return Before Taxes	26.86%	7.72%	3.99%
Adminis- trative Class	Return Before Taxes	26.76%	7.60%	3.91%
Class A	Return Before Taxes	19.17%	6.09%	3.06%
Class R4	Return Before Taxes	26.66%	7.43%	3.69%
Class R3	Return Before Taxes	26.17%	7.14%	3.40%
MSCI EAFE Index (reflects no deduction for fees or expenses)		25.03%	7.90%	1.94%

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MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadvisers: Massachusetts Financial Services Company (“MFS”)

Harris Associates L.P. (“Harris”)

Portfolio Managers:

Daniel Ling is an Investment Officer at MFS. He has managed the Fund since October 2009.

Filipe Benzinho is an Investment Officer at MFS. He has managed the Fund since May 2016.

David G. Herro, CFA is the Deputy Chairman, the Chief Investment Officer of International Equities, and a Portfolio Manager at Harris. He has managed the Fund since July 2001.

Michael L. Manelli, CFA is a Vice President, a Portfolio Manager, and an International Investment Analyst at Harris. He has managed the Fund since January 2017.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies

Changes to Investment Objectives and Strategies.  Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) of the MassMutual Select Funds (the “Trust”) without shareholder approval.

Note Regarding Percentage Limitations.  All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) However, if, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, the Fund would take appropriate orderly steps, as deemed necessary, to protect liquidity. With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders.

Credit Ratings.  Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.

Duration.  Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

Leverage.  Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments. Adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.

Temporary Defensive Positions.  At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Portfolio Turnover.  Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.

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Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements.  A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the Statement of Additional Information (“SAI”) or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indices, securities, or foreign currencies. If a Fund takes a short position with respect to a particular index, security, or currency, it will lose money if the index, security, or currency appreciates in value, or an expected credit or other event that might affect the value of the index, security, or currency fails to occur. Losses could be significant. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, interest rate futures contracts, forward contracts, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.

A Fund may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33% of its total assets, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Any losses from the investment of cash collateral received by the Fund will be for the Fund’s account and may exceed any income the Fund receives from its securities lending activities. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.

Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as

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“foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

Small Company Value Fund. MML Advisers has agreed to voluntarily waive .02% of its management fees. MML Advisers may amend or discontinue this waiver at any time without advance notice.

MM S&P Mid Cap Index Fund. MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .20%, .30%, .45%, .55%, .80%, .70%, and .95% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

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Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Additional Information Regarding Principal Risks

The Funds, by themselves, generally are not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” The Principal Risks of each Fund are identified in the foregoing Fund Summaries and are described in this section. Certain Funds may be more susceptible to some risks than others. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. The value of your investment in a Fund could go down as well as up. You can lose money by investing in the Funds.

The SAI contains further information about the Funds, their investments, and their related risks.

•	Bank Loans Risk

Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities, although bank loans are typically (though not always) senior and secured, while below investment grade debt securities or investments are often subordinated and unsecured. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In addition, some loans may be unsecured. Unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

•	Below Investment Grade Debt Securities Risk

Below investment grade debt securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payment than in the case of higher grade securities. The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or

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both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Below investment grade debt securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. Some below investment grade debt securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund was investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

•	Cash Position Risk

A Fund may hold a significant portion of its assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds a significant portion of its assets in cash or cash equivalents, its investments returns may be adversely affected and the Fund may not achieve its investment objective.

•	Commodities-Related Investments Risk

Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value (“NAV”) of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative investments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry, or commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political, and regulatory developments. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity. Also, a liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or the price at which it is carrying them. A Fund’s investments in commodities and commodity-related instruments may bear on or be limited by the Fund’s intention to qualify as a “regulated investment company” for U.S. federal income tax purposes. See “Taxation and Distributions” below.

•	Convertible Securities Risk

Convertible securities are bonds, debentures, notes or other debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock (or cash or other securities of equivalent value), and so are subject to the risks of investments in both debt securities and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities may be interest-rate sensitive and tend to decline as interest rates rise and to rise when

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interest rates fall. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

•	Credit Risk

Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed income security held by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured. The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. In addition, below investment grade debt securities (i.e., “junk” or “high yield” bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturn than investment grade securities. If a security held by the Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the investment adviser or subadviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages may affect the values of those securities.

The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

•	Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, intervention (or failure to intervene) by the U.S. or foreign governments in currency markets, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns. Derivatives transactions providing exposure to foreign currencies create investment leverage. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars

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but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. Investments in foreign currencies themselves (directly or through derivatives transactions) may be highly volatile and may create investment leverage.

•	Cyber Security Risk

The Funds and their service providers (including the Funds’ investment adviser, subadvisers, custodian, and transfer agent) are subject to operational and information security risks, including those resulting from cyber-attacks and other technological issues. Technological issues or failures, or interference or attacks by “hackers” or others may have the effect of disabling or hindering the Funds’ operations or the operations of a service provider to the Funds. Similar risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

•	Defaulted and Distressed Securities Risk

Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

•	Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate, or index.

Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes, or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives can be highly volatile and are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with changes in the value of the relevant asset, rate, or index it is designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is

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particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds’ use of such instruments. New regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish new margin requirements and/or increase the costs of derivatives transactions, and a Fund may as a result be unable to execute its investment strategies in a manner its subadviser might otherwise choose. Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.

•	Futures Contract Risk. A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or level of interest rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the futures commission merchant or broker and clearing organizations involved in the transaction. In the event of the insolvency of its futures commission merchant or broker, a Fund may be delayed or prevented from recovering some or all of the margin it has deposited with the merchant or broker, or any increase in the value of its futures positions held through that merchant or broker.

•	Dollar Roll and Reverse Repurchase Agreement Transaction Risk

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price; a reverse repurchase agreement is similar to a secured borrowing by a Fund. Both types of transactions generally create leverage (see “Leveraging Risk” below). It may be difficult or impossible for a Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction and may be required to return the collateral.

•	Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalization of securities markets, significant

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price volatility; illiquidity; limits on foreign investment; and possible repatriation of investment income and capital. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in those currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, regulatory, and accounting systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending settlement, or be delayed in disposing of a portfolio security. It may be more difficult to obtain and/or enforce a judgment in a court outside the U.S. and a judgment against a foreign government may be unenforceable.

•	Equity Securities Risk

Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

•	Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with variable and floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The value of a debt security also depends on the issuer’s actual or perceived credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can

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have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.

•	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

•	Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

•	Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. The values of debt instruments generally increase in response to declines in interest rates and rise in response to increases in interest rates. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

•	Foreign Investment Risk

Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited, slower, and more costly than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. In addition, foreign markets can perform differently from U.S. markets and can react differently to market, economic, industry, political, regulatory, geopolitical, and other conditions than the U.S. market.

The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. A Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the amount, timing, or character of the Fund’s distributions.

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A Fund may invest in foreign securities known as depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.

•	Frequent Trading/Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund’s investment adviser or subadviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups, and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally treated as ordinary income when distributed to shareholders). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Consult your tax adviser regarding the effect of a Fund’s portfolio turnover rate on your investments.

•	Geographic Focus Risk

When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

•	Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Indexing Risk

There are several reasons why an index Fund’s performance may not track the performance of the relevant index exactly. For example, the return on the securities and other investments selected by the investment adviser or subadviser may not correlate precisely with the return on the index. The Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of securities purchased by the investment adviser or subadviser, or futures or other derivative positions taken by the investment adviser or subadviser, to replicate the performance of the index may not correlate precisely with the return on the index.

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•	Industry Concentration Risk

If a Fund concentrates its assets in a particular industry or group of industries, economic, business, regulatory, or other developments affecting issuers in that industry or group of industries may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. A concentrated investment in any industry or group of industries may increase the volatility of a Fund’s portfolio, and may cause the Fund to underperform other mutual funds.

•	Inflation Risk

The value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically accompanied long-term inflationary trends.

•	Large Company Risk

Large-capitalization stocks as a group could fall out of favor with the market, causing a Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.

•	Leveraging Risk

The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. A Fund may create leverage by borrowing money (through traditional borrowings or by means of so-called reverse repurchase agreements); certain transactions, including, for example, when-issued, delayed-delivery, to-be-announced, and forward commitment purchases, loans of portfolio securities, dollar roll transactions, and the use of some derivatives, can also result in leverage. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of a Fund’s investment portfolio, any leverage will decrease (or increase) the Fund’s NAV per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.

•	Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at approximately the price at which the Fund is carrying the investments. The ability of a Fund to dispose of illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, may trade in the over-the-counter (“OTC”) market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical or other conditions. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions at a price or time that is

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not advantageous in order to meet redemptions or other cash needs. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.

•	Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s investment analysis and its selection of investments to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the intended result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

•	Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, industry, political, regulatory, geopolitical and other developments, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. Different parts of the market and different types of securities can react differently to these conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance.

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. This combined with recent economic recovery, the Federal Reserve’s conclusion of its quantitative easing program, and increases in the interest rates in 2015, 2016, and 2017, could potentially increase the probability of an upward interest rate environment in the near future, which could have a material adverse effect on prices for a Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union, and the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world. The risks associated with investments in Europe may be heightened due to the approval by citizens of the United Kingdom, in June 2016, of a referendum to leave the European Union. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. If the United Kingdom’s exit from the European Union is consummated, or if one or more additional countries leave the European Union, or the European Union partially or completely

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dissolves, the world’s securities markets may be significantly disrupted and adversely affected. Legislation or regulation also may change the way in which a Fund, the investment adviser, or subadviser is regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.

•	Mortgage- and Asset-Backed Securities Risk

Investments in mortgage-related and other asset-backed securities are subject to the risk of severe credit downgrades, illiquidity and defaults to a greater extent than many other types of fixed income investments. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are generally structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sale or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, and student loan payments. Asset-backed securities also may be backed by pools of corporate or sovereign bonds, loans made to corporations, or a combination of these bonds and loans, commonly referred to as “collateralized debt obligations,” including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). The assets backing collateralized debt obligations may consist in part or entirely of high risk, below investment grade debt obligations (or comparable unrated obligations). In the case of CBOs and certain other collateralized debt obligations, those may include, by way of example, high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. In the case of CLOs, they may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, any or all of which may be rated below investment grade or comparable unrated obligations.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. (Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.) Prepayments rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages and investments in CDOs and CLOs backed by pools of high-risk, below investment grade debt securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk (as described under “Credit Risk,” “Valuation Risk,” and “Liquidity Risk”).

The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage- backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial

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mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their services and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the benefits of the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.

The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. These transactions may create investment leverage.

•	Non-Diversification Risk

A “non-diversified” mutual fund may purchase larger positions in a smaller number of issuers than may a diversified mutual fund. Therefore, an increase or decrease in the value of the securities of a single issuer or a small number of issuers may have a greater impact on the Fund’s NAV and the Fund’s performance could be more volatile than the performance of diversified funds.

•	Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

•	Real Estate Risk; REIT Risk

Investments in real estate are subject to a number of risks, including losses from casualty, condemnation or natural disasters, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, environmental regulations and other governmental action, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate investment trust (“REIT”) may be subject to risks similar to those associated with direct ownership of real estate, and may be subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions

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that make changes in control of the REIT difficult and time-consuming. The securities of small real-estate issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

•	Redemptions by Affiliated Funds and by Other Significant Investors

A Fund may be an investment option for other MassMutual Funds that are managed as “funds of funds,” unaffiliated mutual funds, and other investors with substantial investments in the Fund. As a result, from time to time, a Fund may experience a relatively large redemption and could be required to liquidate assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, or if the Fund is unable to invest the cash in portfolio securities that it considers as desirable as the Fund’s portfolio securities.

•	Repurchase Agreement Risk

A Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

•	Risk of Investment in other Funds or Pools

A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), that are advised by the Fund’s investment adviser or subadviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company, the Fund, and indirectly that Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. The underlying funds may change their investment objectives or policies without the approval of a Fund. If an underlying fund were to change its investment objective or policies, a Fund may be forced to withdraw its investment from the underlying fund at a disadvantageous time. To the extent that a Fund invests a significant portion of its assets in an underlying fund, it will be particularly sensitive to the risks associated with that underlying fund. Underlying funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater adverse impact on the underlying fund’s NAV. Private investment pools in which the Funds may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, protections against certain conflicts of interest and custodial risks); such investments may be illiquid, may be leveraged, and may be highly volatile.

Investing in other investment companies or private investment vehicles sponsored or managed by the investment adviser or subadviser or affiliates of the investment adviser or subadviser involves potential conflicts of interest. For example, the investment adviser or subadviser or its affiliates may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the investment adviser or subadviser receives for managing a Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the investment adviser or subadviser may have an incentive to invest a portion of a Fund’s assets in investment companies sponsored or managed by the investment adviser or subadviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the investment adviser or

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subadviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the investment adviser or subadviser or its affiliates.

ETFs are subject to many of the same risks applicable to investments in mutual funds generally, including that they will not perform as anticipated, that a Fund will bear its proportionate share of the ETF’s fees and expenses, and that the ETF will lose money. Many ETFs engage in derivatives strategies and use leverage, and as a result their values can be highly volatile. It is possible that an ETF’s performance will diverge significantly from the performance of any index or indices it seeks to replicate. Because shares of ETFs are actively traded, their values may be affected in unanticipated ways by the effects of supply and demand in the market, activities of short sellers, or unusual speculative activity in their shares. Some ETFs may experience periods of reduced liquidity due to restrictions on trading activity or due to a general lack of investor interest in the asset class represented by the ETF.

•	Restricted Securities Risk

A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. Restricted securities may be highly illiquid. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Restricted securities may be difficult to value because market quotations may not be readily available, and there may be little publicly available information about the securities or their issuers. The values of restricted securities may be highly volatile.

•	Sector Risk

If a Fund allocates a substantial amount of its assets to one or more particular industries or to particular economic, market, or industry sectors, then economic, business, regulatory, or other developments affecting issuers in those industries or sectors may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. Examples might include investments in the technology, health care, or financial sectors or in one or more industries within those sectors. A substantial investment in one or more such industries or sectors has the potential to increase the volatility of a Fund’s portfolio, and may cause the Fund to underperform other mutual funds.

•	Select Cayman Fund Risk

To the extent it invests in the Select Cayman Fund, the BlackRock Global Allocation Fund is indirectly exposed to the risks associated with the Select Cayman Fund’s investments. The commodities-related investments held by the Select Cayman Fund generally are subject to the risks of commodities-related investments described above. The Select Cayman Fund is not registered under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in an increase in expenses and in the inability of the BlackRock Global Allocation Fund and/or the Select Cayman Fund to operate as described in this Prospectus and the SAI and could adversely affect the BlackRock Global Allocation Fund. For example, the Cayman Islands does not currently impose any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax on the Select Cayman Fund. If Cayman Islands law changes such that the Select Cayman Fund must pay Cayman Islands taxes, BlackRock Global Allocation Fund shareholders would likely experience decreased investment returns. In addition, changes in law, or interpretations of existing law, including tax law and the regulation of entities that invest in commodity interests, may limit the ability of the BlackRock Global Allocation Fund to invest in the Select Cayman Fund and may limit the ability of the Select Cayman Fund to invest as actively or as broadly as it might otherwise, and/or increase expenses.

•	Short Sales Risk

If a Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money a Fund

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may lose on a short sale. A Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price. Short sales can involve leverage. When the Fund engages in a short sale, it typically borrows the security sold short. The Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay to the lender of the security any dividends or interest that accrue on the security during the period of the loan. If the Fund invests the proceeds from short positions in other securities the Fund could lose money both on the short positions and on the securities in which it has invested the short proceeds.

•	Small and Mid-Cap Company Risk

Small and medium-sized companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of small and medium-sized companies. The securities of small and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of small and medium-sized issuers may be illiquid or may be restricted as to resale.

•	Sovereign Debt Obligations Risk

Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or reschedule of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade (“junk” or “high yield” bonds). Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.

•	Structured Notes Risk

Structured notes and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market, or interest rate (“reference measure”). The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes a Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price

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accurately than less complex securities and instruments or more traditional debt securities.

•	U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported only by the right of the issuer to borrow from the U.S. Government. Securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are not supported by the full faith and credit of the U.S. Government and are supported only by the credit of the issuer itself. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. Investments in these securities are also subject to interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

•	Valuation Risk

A portion of a Fund’s assets may be valued at fair value pursuant to guidelines that have been approved by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. The Fund, or persons acting on its behalf, may determine a fair value of a security based on such other information as may be available to them. There can be no assurance that any fair valuation of an investment held by a Fund will in fact approximate the price at which the Fund might sell the investment at the time. Technological issues or other service disruption issues involving third-party service providers may also limit the ability of the Fund to value its investment accurately. To the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

•	Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser believes to be their fundamental value. The Fund bears the risk that the prices of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated the securities’ fundamental value or that it may take a substantial period of time to realize that value.

•	When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk

A Fund may purchase securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions involve a risk of loss if the value of the securities declines prior to the settlement date. These transactions may create investment leverage. Recently finalized rules of the Financial Industry Regulatory Authority impose mandatory margin requirements for certain types of when-issued, TBA, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity and may increase the credit risk of such transactions to a Fund.

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Management of the Funds

Investment Adviser

MML Investment Advisers, LLC (“MML Advisers”), a Delaware limited liability company, located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. MML Advisers, formed in 2013, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of September 30, 2017, MML Advisers had assets under management of approximately $45.4 billion.

In 2017, each Fund paid MML Advisers an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .30% for the Total Return Bond Fund; .40% for the Strategic Bond Fund; .78% for the BlackRock Global Allocation Fund; .50% for the Diversified Value Fund; .60% for the Fundamental Value Fund; .09% for the S&P 500 Index Fund; .69% for the Equity Opportunities Fund; .65% for the Fundamental Growth Fund; .62% for the Blue Chip Growth Fund; .70% for the Growth Opportunities Fund; .70% for the Mid-Cap Value Fund; .75% for the Small Cap Value Equity Fund; .85% for the Small Company Value Fund; .10% for the S&P Mid Cap Index Fund; .10% for the Russell 2000 Small Cap Index Fund; .69% for the Mid Cap Growth Fund; .80% for the Small Cap Growth Equity Fund; .10% for the MSCI EAFE International Index Fund; and .80% for the Overseas Fund.

A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ annual reports to shareholders dated September 30, 2017 and the Funds’ semiannual reports to shareholders dated March 31, 2017.

Each Fund also pays MML Advisers an administrative and shareholder services fee to compensate it for providing general administrative services to the Funds and for providing or causing to be provided ongoing shareholder servicing to direct and indirect investors in the Funds. MML Advisers pays substantially all of the fee to MassMutual in respect of shareholder servicing and investor recordkeeping services provided by it, or another entity with whom MassMutual has contracted. The fee is calculated and paid based on the average daily net assets attributable to each share class of the Fund separately, and is paid at the following annual rates for each Fund other than the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund (each, an “Index Fund”): .10% for Class R5 shares; .15% for Service Class shares, Administrative Class shares, and Class A shares; and .20% for Class R4 shares and Class R3 shares. The fee for each Index Fund is paid at the following annual rates: .10% for Class R5 shares; .20% for Service Class shares, Administrative Class shares, and Class A shares; and .25% for Class R4 shares and Class R3 shares. Class I shares do not pay any administrative and shareholder services fee.

Subadvisers and Portfolio Managers

MML Advisers contracts with the following subadvisers to help manage the Funds. Subject to the oversight of the Trustees, MML Advisers has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to a subadviser. MML Advisers also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund.

MML Advisers is responsible for determining the allocation of portfolio assets and/or cash flows among subadvisers for those Funds with multiple subadvisers.

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American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111, manages a portion of the portfolio of the Mid-Cap Value Fund. American Century is a privately held subsidiary of American Century Companies, Inc. As of September 30, 2017, American Century had approximately $170.2 billion in total assets under management.

Phillip N. Davidson, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of American Century’s portion of the portfolio. Mr. Davidson is the Chief Investment Officer – Global Value Equity, Senior Vice President, and Senior Portfolio Manager for American Century. He joined American Century in 1993 as a portfolio manager.

Michael Liss, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of American Century’s portion of the portfolio. Mr. Liss is a Vice President and Senior Portfolio Manager for American Century. Mr. Liss joined American Century in 1998 and became a portfolio manager in 2004.

Kevin Toney, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of American Century’s portion of the portfolio. Mr. Toney is a Senior Vice President and Senior Portfolio Manager for American Century. Mr. Toney joined American Century in 1999 as an investment analyst and became a portfolio manager in 2006.

Brian Woglom, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of American Century’s portion of the portfolio. Mr. Woglom is a Vice President and Portfolio Manager for American Century. Mr. Woglom joined American Century in 2005 as an investment analyst and became a portfolio manager in 2012.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, manages a portion of the portfolio of the Fundamental Value Fund and Small Cap Value Equity Fund. Barrow Hanley is a subsidiary of OM Asset Management plc (“OMAM”), a publicly-held company traded on the New York Stock Exchange (“NYSE”). OMAM is comprised of approximately eight independent asset management firms. As of September 30, 2017, Barrow Hanley had approximately $92 billion in assets under management.

Barrow Hanley was added as a co-subadviser of the Fundamental Value Fund on October 12, 2017.

Ray Nixon, Jr.

is a portfolio manager for a portion of the Fundamental Value Fund. Mr. Nixon joined Barrow Hanley in 1994 and serves as an Executive Director. Prior to joining Barrow Hanley, Mr. Nixon was employed by Smith Barney, Inc., where he was a member of the firm’s Investment Policy Committee and served as their lead institutional stockbroker for the Southwest. During his 41-year investment career, he also served as a research analyst for the Teacher Retirement System of Texas.

Brian F. Quinn, CFA

is a portfolio manager for a portion of the Fundamental Value Fund. Mr. Quinn joined Barrow Hanley in 2005 and serves as a Director. During his 17-year investment career, he has served as an equity analyst for Clover Partners, LP and as a credit analyst for Frost Bank.

Lewis Ropp

is a portfolio manager for a portion of the Fundamental Value Fund. Mr. Ropp joined Barrow Hanley in 2001 and serves as a Managing Director. Prior to joining Barrow Hanley, Mr. Ropp was employed by

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Frost Securities where he was a senior equity analyst and a managing director of the Energy Group. Mr. Ropp also served in management positions at Shell Oil Company and as a securities analyst in the energy sector at Howard, Weil, Labouisse, Friedrichs, Inc. prior to joining Frost Securities.

James S. McClure, CFA

is a portfolio manager for a portion of the Small Cap Value Equity Fund. Mr. McClure has been a Managing Director at Barrow Hanley since 1995. Prior to joining Barrow Hanley, Mr. McClure was employed by Goldman Sachs Asset Management as a vice president and senior portfolio manager, managing the Capital Growth Fund, as well as separate accounts. During his 46-year investment career, he has served as the Chief Investment Officer, and then President and Chief Operating Officer at National Securities and Research Corporation. He also served as the Chief Investment Officer and executive vice president at Oppenheimer & Co., Inc. He managed mutual funds at American Capital Management and Research and was initially a securities analyst at American National Insurance Company.

John P. Harloe, CFA

is a portfolio manager for a portion of the Small Cap Value Equity Fund. Mr. Harloe has been a Managing Director at Barrow Hanley since 1995. Prior to joining Barrow Hanley, Mr. Harloe was employed by Sterling Capital Management, where he served as a vice president and equity portfolio manager/analyst for nine years. During the remainder of his 42-year investment career, Mr. Harloe worked with James S. McClure at American National Insurance Company, American Capital Management and Research, and Oppenheimer & Co., Inc.

BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square, Princeton, New Jersey 08540, manages the investments of the BlackRock Global Allocation Fund. BlackRock is an affiliate of BlackRock Advisors, LLC, which is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $5.98 trillion in investment company and other portfolio assets under management as of September 30, 2017. The BlackRock Global Allocation Fund is managed by a team of financial professionals. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Dan Chamby, CFA

is jointly responsible for the day-to-day management of the BlackRock Global Allocation Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Chamby has been a Managing Director of BlackRock, Inc. since 2007. He was a Director of BlackRock, Inc. in 2006 and previously was an Associate Portfolio Manager of MLIM from 2003 to 2006.

Russ Koesterich, CFA, JD

is jointly responsible for the day-to-day management of the BlackRock Global Allocation Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Koesterich has been a Managing Director of BlackRock, Inc. since 2009.

David Clayton, CFA, JD

is jointly responsible for the day-to-day management of the BlackRock Global Allocation Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Clayton has been a Managing Director of BlackRock, Inc. since 2012. He was a Director of BlackRock from 2010 to 2011.

Kent Hogshire, CFA

is jointly responsible for the day-to-day management of the BlackRock Global Allocation Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Hogshire has been a Managing Director of BlackRock, Inc. since 2017. He was a Director of BlackRock from 2008 to 2016.

Brandywine Global Investment Management, LLC (“Brandywine Global”), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, manages a portion of the portfolio of the Diversified Value Fund. Founded in 1986, Brandywine Global offers an array of equity, fixed income, and balanced portfolios that invest in

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U.S., international, and global markets. The firm is a wholly-owned, independently operated subsidiary of Legg Mason, Inc., and is headquartered in Philadelphia with an office in San Francisco. Brandywine Global also operates two affiliated companies with offices in Singapore and London. As of September 30, 2017, Brandywine Global managed approximately $74.8 billion in assets.

Joseph J. Kirby

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Kirby is lead portfolio manager for Brandywine Global’s Diversified Large Cap Value Equity strategy. He serves as a portfolio manager and securities analyst on the Diversified Value Equity team. Mr. Kirby contributes to the quantitative and fundamental analysis of securities for the Diversified Value Equity portfolios by consistently applying Brandywine Global’s disciplined management exclusionary process. Since joining the firm and Diversified Team in 1995, he has been involved in each aspect of the portfolio process, including leading the trading efforts for all Diversified portfolios from 1997 through 2000. Prior to joining Brandywine Global, Mr. Kirby was with CoreStates Financial Corporation as an auditor (1992-1994).

Henry F. Otto

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Otto, Managing Director and Portfolio Manager of Brandywine Global, is the founder and co-lead portfolio manager of Brandywine Global’s Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). Mr. Otto is a member of the firm’s Executive Board.

Steven M. Tonkovich

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Tonkovich, Managing Director and Portfolio Manager of Brandywine Global, is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team’s continual refinement of the Diversified Value Equity investment process and the firm’s ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989); and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). Mr. Tonkovich is a member of the firm’s Executive Board.

Federated Clover Investment Advisors (“Federated Clover”), a division of Federated Global Investment Management Corp., located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, manages a portion of the portfolio of the Small Company Value Fund. Federated Global Investment Management Corp. is a wholly- owned subsidiary of Federated Investors, Inc. Federated Clover was known as Clover Capital Management, Inc. prior to its acquisition by Federated Investors, Inc. in December 2008. Federated Advisory Services Company, an affiliate of Federated Clover, provides research, quantitative analysis, equity trading, and transaction settlement and certain support services to Federated Clover as contemplated in Federated Clover’s Investment Subadvisory Agreement with MML Advisers on behalf of the Fund. As of September 30, 2017, Federated Investors, Inc. had discretionary management authority with respect to approximately $363.7 billion of assets.

Stephen K. Gutch, CFA

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Gutch is a Senior Vice President and Senior Portfolio Manager at Federated Clover, overseeing the firm’s portfolio management effort. Mr. Gutch also leads the fundamental research team and provides research coverage in the Financial Services sector. Prior to joining Federated Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm’s financial services hedge fund. Previous to this, he spent five years managing the financial services portfolio at Fulcrum Investment Group.

Martin A. Jarzebowski, CFA

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Jarzebowski is a Vice President and Portfolio Manager at Federated Clover, responsible for portfolio management and conducting equity research in the Healthcare and Consumer Staples sectors. Prior to joining Federated

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Clover in 2007, Mr. Jarzebowski worked as a Senior Operations Manager at McMaster-Carr, and as a Legislative Assistant with the U.S. Senate Banking Committee.

Frontier Capital Management Company, LLC (“Frontier”), located at 99 Summer Street, Boston, Massachusetts 02110, manages a portion of the portfolio of the Mid Cap Growth Fund. Frontier was founded in 1980 and since 2000 has been a Delaware limited liability company with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. As of September 30, 2017, Frontier had approximately $14.4 billion in assets under management.

Stephen M. Knightly, CFA

is the lead portfolio manager of a portion of the Mid Cap Growth Fund. Mr. Knightly joined Frontier in 1992. He has been the lead portfolio manager for Frontier’s mid-cap growth portfolios since 2005. He has been the President of Frontier since 2010.

Christopher J. Scarpa

is portfolio manager of a portion of the Mid Cap Growth Fund. Mr. Scarpa joined Frontier in 2001 as an equity research analyst. He assumed portfolio management responsibilities for Frontier’s mid-cap growth portfolios in 2010.

Harris Associates L.P. (“Harris”), located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606, manages the investments of a portion of the portfolio of the Overseas Fund. Harris is a limited partnership managed by its general partner, Harris Associates, Inc. (“HAI”). Harris and HAI are wholly-owned subsidiaries of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Together with its predecessor firms, Harris has advised and managed mutual funds since 1970. Harris managed approximately $134.6 billion in assets as of September 30, 2017.

David G. Herro, CFA

is a portfolio manager of a portion of the Overseas Fund. Mr. Herro is the Deputy Chairman, the Chief Investment Officer of International Equities, and a Portfolio Manager at Harris. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.

Michael L. Manelli, CFA

is a portfolio manager of a portion of the Overseas Fund. Mr. Manelli is a Vice President, a Portfolio Manager, and an International Investment Analyst at Harris. Prior to joining Harris in 2005, Mr. Manelli was a Research Associate/Analyst at Morgan Stanley from 2001 to 2005.

Invesco Advisers, Inc. (“Invesco”), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, manages a portion of the portfolio of the Small Company Value Fund. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of September 30, 2017, Invesco had approximately $917.5 billion in assets under management.

Glen Murphy, CFA

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Murphy is a Global Head of Portfolio Management on the Invesco Quantitative Strategies team and a Portfolio Manager of Invesco. He has been associated with Invesco and/or its affiliates since 1995.

Donna Chapman Wilson

is a portfolio manager of a portion of the Small Company Value Fund. Ms. Chapman Wilson is a Director of Portfolio Management for Invesco Quantitative Strategies and a Portfolio Manager of Invesco. She has been associated with Invesco and/or its affiliates since 1997.

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Michael Abata, CFA

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Abata is a Director of Research for Invesco Quantitative Strategies and a Portfolio Manager of Invesco. He has been associated with Invesco and/or its affiliates since 2011. Prior to 2011, he was employed by State Street Global Markets, Putnam Investment Management, Alliance Capital, and I/B/E/S International.

Kenneth Masse, CFA

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Masse is a Senior Portfolio Manager of Invesco. He has been associated with Invesco and/or its affiliates since 2008.

Jackson Square Partners, LLC (“Jackson Square”), is located at 101 California Street, Suite 3750, San Francisco, California 94111 and manages a portion of the portfolio of the Growth Opportunities Fund. Jackson Square is a limited liability company organized under the laws of Delaware. Jackson Square is jointly owned by California Street Partners, LLC, which is beneficially owned by its portfolio management team and other employees of Jackson Square, and Delaware Investments Advisers Partner, Inc. (an affiliate of Delaware Investments Fund Advisers (“Delaware Investments”), which had been the Fund’s investment subadviser as described below). As of September 30, 2017, Jackson Square had approximately $22.8 billion in assets under management.

Jeffrey S. Van Harte, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Van Harte is Chairman and Chief Investment Officer of Jackson Square, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Jackson Square, he was the chief investment officer for Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to Delaware Investments, Mr. Van Harte was a principal and executive vice president at Transamerica Investment Management. He has been managing portfolios and separate accounts for 34 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980.

Christopher J. Bonavico, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Bonavico is a Portfolio Manager and Equity Analyst at Jackson Square. Jackson Square manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Jackson Square, he was a portfolio manager and equity analyst on Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to Delaware Investments, Mr. Bonavico was a principal and portfolio manager at Transamerica Investment Management, where he managed subadvised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers.

Christopher M. Ericksen, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Ericksen is a Portfolio Manager and Equity Analyst at Jackson Square. Jackson Square manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Jackson Square, he was a portfolio manager and equity analyst on Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, Mr. Ericksen was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management.

Daniel J. Prislin, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Prislin is a Portfolio Manager and Equity Analyst at Jackson Square. Jackson Square manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Jackson Square, he was a portfolio manager and equity analyst on

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Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, Mr. Prislin was a principal and portfolio manager at Transamerica Investment Management, where he also managed subadvised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111, manages a portion of the portfolio of the Blue Chip Growth Fund. Loomis Sayles is an indirect subsidiary of Natixis Investment Managers, L.P. which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Investment Managers, L.P. is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. As of September 30, 2017, Loomis Sayles managed approximately $261.3 billion in assets.

Aziz V. Hamzaogullari, CFA

is the portfolio manager of a portion of the Blue Chip Growth Fund. Mr. Hamzaogullari is a Vice President of Loomis Sayles and portfolio manager of the Loomis Sayles large cap, global, and all cap growth strategies, including the Loomis Sayles Growth and Global Growth mutual funds and products outside the U.S. He is also the head of the Loomis Sayles growth equity strategies team. Mr. Hamzaogullari joined Loomis Sayles in 2010. Prior to joining Loomis Sayles, Mr. Hamzaogullari was a senior portfolio manager of Evergreen Investments, which he joined in 2001. While at Evergreen, Mr. Hamzaogullari was head of Evergreen’s Berkeley Street Growth Equity team and was founder of the research and investment process. Prior to his service with Evergreen, Mr. Hamzaogullari was a senior equity analyst and portfolio manager at Manning & Napier Advisors. Mr. Hamzaogullari has 24 years of investment industry experience.

Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, manages a portion of the portfolio of the Overseas Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of September 30, 2017, the MFS organization had approximately $473 billion in net assets under management.

Daniel Ling

is a portfolio manager of a portion of the Overseas Fund. Mr. Ling, an Investment Officer of MFS, has been employed in the investment area of MFS since 2006.

Filipe Benzinho

is a portfolio manager of a portion of the Overseas Fund. Mr. Benzinho, an Investment Officer of MFS, has been employed in the investment area of MFS since 2009.

Metropolitan West Asset Management, LLC (“MetWest”), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, manages the investments of the Total Return Bond Fund. A team of investment professionals manages the Fund. The team consists of Tad Rivelle, MetWest’s Chief Investment Officer and Generalist Portfolio Manager, who is responsible for developing the firm’s long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Group Managing Director and Generalist Portfolio Manager, and Bryan Whalen, CFA, Group Managing Director and Generalist Portfolio Manager, who co-manage security selection and the trade execution process. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004. MetWest is an indirect wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). MetWest, together with TCW and its other subsidiaries, which provide a variety of investment management and investment advisory services, had approximately $201.6 billion in assets under management or committed to management, including $179.8 billion of U.S. fixed income investments, as of September 30, 2017.

Tad Rivelle

is a portfolio manager of the Total Return Bond Fund. Mr. Rivelle, a Group Managing Director, is Chief Investment Officer, Fixed Income, overseeing over $100 billion in fixed income assets, including nearly

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$60 billion of mutual fund assets under the TCW and MetWest Funds brand. Prior to joining TCW, he served as Chief Investment Officer for MetWest, an independent institutional investment manager that he cofounded. The MetWest investment team has been recognized for a number of performance related awards, including Morningstar’s Fixed Income Manager of the Year. Mr. Rivelle was also the co-director of fixed income at Hotchkis & Wiley and a portfolio manager at Pacific Investment Management Company LLC (“PIMCO”).

Laird R. Landmann

is a portfolio manager of the Total Return Bond Fund. Mr. Landmann, a Group Managing Director, is the President of MetWest and a Generalist Portfolio Manager in the U.S. Fixed Income Group. He joined TCW in 2009 during the acquisition of MetWest. Mr. Landmann currently serves on the boards of the Trust Company of the West and the Metropolitan West Mutual Funds. Mr. Landmann currently co-manages many of TCW and MetWest’s mutual funds, including the MetWest Total Return Bond Fund, the MetWest High Yield Bond Fund and the TCW Core Fixed Income Fund, and leads the fixed income group’s risk management efforts. He is a leader of the MetWest investment team that was recognized as Morningstar’s Fixed Income Manager of the Year for 2005 and has been nominated for the award eight times. Prior to founding MetWest in 1996, Mr. Landmann was a principal and the co-director of fixed income at Hotchkis and Wiley. He also served as a portfolio manager and vice president at PIMCO.

Stephen M. Kane, CFA

is a portfolio manager of the Total Return Bond Fund. Mr. Kane, a Group Managing Director, is a Generalist Portfolio Manager in the U.S. Fixed Income Group. He joined TCW in 2009 during the acquisition of MetWest. At MetWest, Mr. Kane was responsible for leading MetWest’s AlphaTrak, Ultra Short and Liability Driven Investment (LDI) products, and he co-manages many of the firm’s mutual funds. Under his co-leadership, the MetWest investment team was recognized as Morningstar’s Fixed Income Manager of the Year for 2005. Prior to establishing MetWest, Mr. Kane was a fixed income portfolio manager at Hotchkis and Wiley. He also served as a Vice President at PIMCO.

Bryan T. Whalen, CFA

is a portfolio manager of the Total Return Bond Fund. Mr. Whalen, a Group Managing Director, is a Generalist Portfolio Manager in the U.S. Fixed Income Group. He joined TCW in 2009 during the acquisition of MetWest as co-head of the Securitized Products division. Prior to joining TCW, Mr. Whalen was a partner and co-head of MetWest’s Securitized Products division. Prior to joining MetWest in 2004, he was a director in the fixed income department at Credit Suisse First Boston in New York. Previously, he was a vice president at Donaldson, Lufkin & Jenrette.

Northern Trust Investments, Inc. (“NTI”), located at 50 South LaSalle Street, Chicago, Illinois 60603, manages the investments of the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund. NTI, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies, and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of September 30, 2017, Northern Trust Corporation, through its affiliates, had assets under custody of $9.7 trillion and assets under investment management of $1.1 trillion.

Brent Reeder

is primarily responsible for the day-to-day management of the S&P 500 Index Fund, S&P Mid Cap Index Fund, and Russell 2000 Small Cap Index Fund. Mr. Reeder is a Senior Vice President at NTI where he is responsible for index equity management in the United States. Mr. Reeder joined NTI in 1998.

Steven Santiccioli

is primarily responsible for the day-to-day management of the MSCI EAFE International Index Fund. Mr. Santiccioli is a Vice President at NTI. Mr. Santiccioli joined NTI in 2003 and manages various quantitative equity portfolios.

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OFI Global Institutional, Inc. (“OFI Global”), located at 225 Liberty Street, New York, NY 10281, manages a portion of the portfolio of the Small Cap Growth Equity Fund. OFI Global is a wholly owned subsidiary of OppenheimerFunds, Inc. (“OFI”), a majority owned, indirect subsidiary of MassMutual. As of September 30, 2017, OFI Global had approximately $10.21 billion in assets under management.

Ronald Zibelli, Jr., CFA

is a co-portfolio manager of a portion of the Small Cap Growth Equity Fund. Mr. Zibelli has been a Senior Portfolio Manager at OFI Global since May 2006. Prior to joining OFI Global, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management.

Ash Shah, CFA

is a co-portfolio manager of a portion of the Small Cap Growth Equity Fund. Mr. Shah has been a Senior Portfolio Manager at OFI Global since February 2014. Mr. Shah was a Senior Research Analyst of OFI Global from February 2006 to February 2014. Prior to joining OFI Global, Mr. Shah was a Vice President and Senior Analyst with Merrill Lynch Investment Managers. Prior to that, he was a Vice President and Senior Analyst for BlackRock Financial Management.

Sands Capital Management, LLC (“Sands Capital”), located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209, manages a portion of the portfolio of the Growth Opportunities Fund. As of September 30, 2017, Sands Capital had approximately $40.5 billion in assets under management.

Frank M. Sands, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Sands, Chief Investment Officer and Chief Executive Officer, has been with Sands Capital since June 2000. Before joining Sands Capital, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000.

Wesley A. Johnston, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Johnston, Portfolio Manager and Senior Research Analyst, has been with Sands Capital since 2004.

A. Michael Sramek, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Sramek, Research Analyst, Senior Portfolio Manager, and Managing Director, has been with Sands Capital since 2001. Prior to joining Sands Capital, he was a Research Analyst at Mastrapasqua & Associates during 2000. Prior to obtaining his MBA in 2000, he was an Associate, Plan Sponsor Services at BARRA/Rogers Casey from 1995 to 1998.

Thomas H. Trentman, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Trentman, Portfolio Manager and Research Analyst, has been with Sands Capital since 2005.

Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666, manages a portion of the portfolio of the Mid-Cap Value Fund. Systematic was founded in 1982 and since 1995 has been a Delaware limited partnership with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. As of September 30, 2017, Systematic had approximately $5 billion in assets under management.

Ronald M. Mushock, CFA

is the lead portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Mushock has been the lead portfolio manager for all of Systematic’s mid cap portfolios since their inception in 2000 and all of Systematic’s small/mid cap portfolios since their inception in 2002. Mr. Mushock became a Managing Partner of Systematic in 2005.

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D. Kevin McCreesh, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. McCreesh has been the Chief Investment Officer for Systematic since 2004 and has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small cap portfolios. Mr. McCreesh joined Systematic as a portfolio manager and became a Managing Partner of Systematic in 1996.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages a portion of the portfolio of the Diversified Value Fund, Equity Opportunities Fund, Blue Chip Growth Fund, Small Company Value Fund, and Mid Cap Growth Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of September 30, 2017, T. Rowe Price and its affiliates had approximately $948 billion in assets under management.

T. Rowe Price replaced Harris as a co-subadviser of the Equity Opportunities Fund on March 28, 2017 and Loomis Sayles as a co-subadviser of the Diversified Value Fund on September 21, 2017.

John D. Linehan, CFA

is the portfolio manager of a portion of the Diversified Value Fund and Equity Opportunities Fund. Mr. Linehan is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1998 and his investment experience dates from 1989. During the past five years, Mr. Linehan has served as a portfolio manager and the head of U.S. Equity for T. Rowe Price (from February 2009 -June 2014).

Larry J. Puglia, CFA, CPA

is the portfolio manager of a portion of the Blue Chip Growth Fund. Mr. Puglia is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1990 and his investment experience dates from 1989. Mr. Puglia has served as a portfolio manager for T. Rowe Price throughout the past five years.

J. David Wagner, CFA

is the portfolio manager of a portion of the Small Company Value Fund. Mr. Wagner is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 2000 and his investment experience dates from 1999. Mr. Wagner has served as a portfolio manager for T. Rowe Price throughout the past five years.

Brian W.H. Berghuis, CFA

is the portfolio manager of a portion of the Mid Cap Growth Fund. Mr. Berghuis is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1985 and his investment experience dates from 1983. Mr. Berghuis has served as a portfolio manager for T. Rowe Price throughout the past five years.

Wellington Management Company LLP (“Wellington Management”), a Delaware limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, manages the investments of the Fundamental Growth Fund and a portion of the portfolio of the Fundamental Value Fund, Equity Opportunities Fund, Small Cap Value Equity Fund, and Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2017, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,051 billion in assets.

Wellington Management replaced Harris as a co-subadviser of the Equity Opportunities Fund on March 28, 2017.

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Karen H. Grimes, CFA

has served as portfolio manager of the portion of the Fundamental Value Fund managed in the value style since 2008. Ms. Grimes is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1995.

Donald J. Kilbride

has served as portfolio manager of the portion of the Equity Opportunities Fund managed in the Select Quality Equity style since 2017. Mr. Kilbride is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2002.

Paul E. Marrkand, CFA

is the portfolio manager of the Fundamental Growth Fund. Mr. Marrkand is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2005.

Shaun F. Pedersen

has served as portfolio manager of a portion of the Small Cap Value Equity Fund since 2009. Mr. Pedersen is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2004.

Timothy J. McCormack, CFA

has been involved in portfolio management and securities analysis for the Small Cap Value Equity Fund since 2009. Mr. McCormack is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2000.

Mario E. Abularach, CFA, CMT

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Abularach is a Senior Managing Director and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2001.

Kenneth L. Abrams

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Abrams is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1986.

Daniel J. Fitzpatrick, CFA

has been involved in portfolio investment and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Fitzpatrick is a Senior Managing Director and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 1998.

Steven C. Angeli, CFA

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2004. Mr. Angeli is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1994.

Stephen Mortimer

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Mortimer is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2001.

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John V. Schneider, CFA

has been involved in portfolio investment and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2018. Mr. Schneider is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2016. Prior to joining Wellington Management, Mr. Schneider worked as a portfolio manager and equity research analyst specializing in the consumer discretionary and consumer staples sectors at Granahan Investment Management (2006-2016).

Western Asset Management Company (“Western Asset”), established in 1971, is located at 385 E. Colorado Boulevard, Pasadena, California 91101. Western Asset Management Company Limited (“Western Asset Limited”) was founded in 1984 and is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom. As of September 30, 2017, total assets under management by Western Asset and Western Asset Limited were approximately $435.1 billion and $35.7 billion, respectively. Western Asset Limited is affiliated with Western Asset, jointly managing the Strategic Bond Fund. Western Asset Limited provides certain subadvisory services relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. Expertise from Western Asset Limited’s investment professionals add local sector investment experience as well as the ability to trade in local markets. Western Asset and Western Asset Limited maintain constant interaction and coordination between their investment professionals to maintain a unified and cohesive investment management approach.

S. Kenneth Leech

is Western Asset’s and Western Asset Limited’s Chief Investment Officer and a portfolio manager of the Fund. Mr. Leech has 41 years of industry experience, 28 of them with the Firm. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and National Bank of Detroit.

Mark S. Lindbloom

is a portfolio manager of the Fund. Mr. Lindbloom has 40 years of industry experience, 13 of them with the Firm. Previously, he worked as a portfolio manager at Citigroup Asset Management and Brown Brothers Harriman & Co.

Carl L. Eichstaedt, CFA

is a portfolio manager of the Fund. Mr. Eichstaedt has 32 years of industry experience, 24 of them with the Firm. Previously, he worked as a portfolio manager at Harris Investment Management and Security Pacific Investment Management Company.

Michael C. Buchanan, CFA

is Western Asset’s and Western Asset Limited’s Deputy Chief Investment Officer and a portfolio manager of the Fund. Mr. Buchanan has 28 years of industry experience, 13 of them with the Firm. Previously, he was the Head of U.S. Credit Products at Credit Suisse Asset Management and worked as a portfolio manager for Janus Capital Management, BlackRock Financial Management, and Conseco Capital Management.

Chia-Liang Lian, CFA

is Western Asset’s and Western Asset Limited’s Head of Emerging Markets Debt and a portfolio manager of the Fund. Mr. Lian has 25 years of industry experience, six of them with the Firm. Previously, he worked as a portfolio manager at PIMCO.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund.

MML Advisers has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to change subadvisers or hire new subadvisers for a number of the series of the Trust from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MML Advisers believes having this authority is important, because it allows MML Advisers to remove and replace a subadviser in a quick, efficient,

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and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series’ investment objective and strategies. Pursuant to the exemptive relief, MML Advisers will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MML Advisers will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.

Other Information

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Diversified Value Fund and S&P 500 Index Fund, plus interest and the Official Committee’s court costs, are approximately $1,621,800 and $1,186,430, respectively.

In addition, on June 2, 2011, the Diversified Value Fund and S&P 500 Index Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ NAVs depending on the net assets of each applicable Fund at the time of such judgment or settlement.

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About the Classes of Shares – I, R5, Service, Administrative, A, R4,

and R3 Shares

Each Fund offers seven Classes of shares. The only differences among the various Classes are that (a) each Class is subject to different expenses specific to that Class, including any expenses under a Rule 12b-1 Plan and administrative and shareholder service expenses; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; and (d) each Class has different exchange privileges. Not all of the Classes of a Fund are available in every state.

Shares of all Classes, except Class I shares, are subject to an administrative and shareholder services fee described above under “Management of the Funds – Investment Adviser.” In addition, Class A, Class R3, and Class R4 shares are subject to servicing or distribution fees paid under a Rule 12b-1 Plan. Class A, Administrative Class, and Service Class shares are subject to an additional supplemental shareholder services fee, described under “Distribution Plan, Shareholder Servicing, and Payments to Intermediaries,” below. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share Class, see the “Financial Highlights” tables later in this Prospectus. Investors may receive different levels of service in connection with investments in different Classes of shares, and intermediaries may receive different levels of compensation in connection with each share Class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Class I, Class R5, Service Class, and Administrative Class shares are offered primarily to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Class A, Class R4, and Class R3 shares are offered primarily through other distribution channels, such as broker-dealers or financial institutions. All Classes of shares are available for purchase by insurance company separate investment accounts, qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans, non-qualified deferred compensation plans, and other institutional investors.

Mutual funds and collective trust funds may purchase Class I, Class R5, and Service Class shares. Class A, Class R3, Class R4, and Class R5 shares may be purchased by voluntary employees’ beneficiary associations described in Code Section 501(c)(9). Class A shares of any Fund, with the exception of the Total Return Bond Fund and S&P 500 Index Fund may be purchased by individual retirement accounts described in Code Section 408. Class R4 shares of the Total Return Bond Fund and S&P 500 Index Fund may also be purchased by individual retirement accounts described in Code Section 408.

Class I and Class A shares may also be purchased by individual investors through a financial intermediary or through a product sponsored by a financial intermediary.

Additional Information.

A plan or institutional investor will be permitted to purchase shares of a class based upon the expected size (over time), servicing needs, or distribution or servicing costs for the plan or institutional investor as determined by MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable. A financial intermediary may, by agreement with the Distributor or MassMutual, make available to its plan or institutional clients shares of one class or a limited number of classes of the Funds. An investor should consult its financial intermediary for information (including expense information) regarding the share class(es) the intermediary will make available for purchase by the investor.

Eligible purchasers must generally (except for certain individual investors and individual retirement accounts) have an agreement with MassMutual or a MassMutual affiliate to purchase shares. There is no minimum plan or institutional investor size to purchase Class A, Class R4, and Class R3 shares.

Class A shares may be offered to present or former officers, directors, trustees, and employees (and their spouses, parents, children, and siblings) of the Funds, MassMutual, and its affiliates and retirement plans established by them for their employees.

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Sales Charges by Class

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the NAV to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) /Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.50%/ 5.82%/ 4.50%	4.25%/ 4.44%/ 3.50%	2.50%/ 2.56%/ 2.00%
$25,000- $49,999	5.25%/ 5.54%/ 4.25%	4.25%/ 4.44%/ 3.50%	2.50%/ 2.56%/ 2.00%
$50,000- $99,999	4.50%/ 4.71%/ 3.50%	4.00%/ 4.17%/ 3.25%	2.50%/ 2.56%/ 2.00%
$100,000- $249,999	3.50%/ 3.63%/ 2.50%	3.00%/ 3.09%/ 2.25%	2.00%/ 2.04%/ 1.50%
$250,000- $499,999	2.25%/ 2.30%/ 1.75%	1.75%/ 1.78%/ 1.75%	2.00%/ 2.04%/ 0.75%
$500,000- $999,999	1.75%/ 1.78%/ 1.10%	1.00%/ 1.01%/ 1.00%	1.50%/ 1.52%/ 0.50%
$1,000,000 or more	None/ None/ 0.75%	None/ None/ 0.50%	None/ None/ 0.50%

A reduced sales charge may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers, and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/funds.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0%, or .50% of purchases of $1 million or more, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual, or another intermediary of your eligibility for the waiver when you place your redemption request).

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All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original NAV. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in NAV over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

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Sales Charge Waivers by Class

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more of any one or more of the Funds.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families(1)”) of the Fund, MassMutual, and its affiliates.

•	Shares sold to a portfolio manager of the Fund.

Waivers of Class A Contingent Deferred Sales Charges

The Class A contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

(1) The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces, and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families(1)”) of the Fund, MassMutual, and its affiliates.

•	Shares sold to a present or former portfolio manager of the Fund.

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Distribution Plan, Shareholder Servicing, and Payments to Intermediaries

Shares of all classes of the Funds, other than Class A shares, are sold without a front-end sales charge, and none of the Funds’ shares are subject to a deferred sales charge. Class A shares are sold at NAV per share plus an initial sales charge.

Rule 12b-1 fees. The Funds have adopted a Rule 12b-1 Plan for their Class A, Class R3, and Class R4 shares. Under the Plan, a Fund may make payments at an annual rate of up to .25% of the average daily net assets attributable to its Class A shares and Class R4 shares, and up to .50% of the average daily net assets attributable to its Class R3 shares. The plan is a compensation plan, under which the Funds make payments to the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of those classes and for the servicing of shareholders of those classes. Because Rule 12b-1 fees are paid out of the Funds’ Class A, Class R3, and Class R4 assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Class A, Class R3, and Class R4 shares share in the expense of Rule 12b-1 fees paid by those classes. A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.

Shareholder servicing payments. MML Advisers pays all or a portion of the administrative and shareholder services fee it receives from each Fund, as described above under “Management of the Funds – Investment Adviser,” to MassMutual as compensation for, or reimbursement of expenses relating to, services provided to shareholders of the Funds. In addition, each Fund makes payments to MassMutual under a Supplemental Shareholder Services Agreement with respect to its Class A shares, Administrative Class shares, and Service Class shares, based on the average daily net assets attributable to the share classes, at an annual rate of .15% for Class A shares and Administrative Class shares and .05% for Service Class shares.

Payments to Intermediaries

Payment for recordkeeping services (MassMutual). MassMutual provides recordkeeping services and other shareholder services to retirement plans and other employee benefit plans. Each plan agrees a level of service to be provided by MassMutual, and specifies the Funds and share classes of the Funds that will be offered to plan participants. Plans typically select the share classes with the intention of ensuring that MassMutual will receive a level of compensation, from the Rule 12b-1 fees and shareholder servicing payments made with respect to those share classes, sufficient to compensate MassMutual for the recordkeeping services the plans desire. All amounts retained by MassMutual from Rule 12b-1 fees and shareholder services fees paid by a Fund are intended as compensation to MassMutual for recordkeeping services provided by it.

Other payments. The Distributor and MassMutual may make payments to financial intermediaries for distribution and/or shareholder services provided by them. Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The Distributor and MassMutual may retain a portion of the Rule 12b-1 payments and/or shareholder servicing payments received by them, or they may pay the full amount to intermediaries. Rule 12b-1 fees may be paid to financial intermediaries in advance for the first year after Class A, Class R4, and Class R3 shares are sold. After the first year, those fees will be paid on a quarterly basis.

The compensation paid to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid to different financial intermediaries for distribution and/or shareholder

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services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

Additional information. The Distributor may directly, or through an affiliate, pay a sales concession of up to 1.00% of the purchase price of Service Class, Administrative Class, Class A, Class R4, and Class R3 shares to broker-dealers or other financial intermediaries at the time of sale. However, the total amount paid to broker-dealers or other financial intermediaries at the time of sale, including any advance of Rule 12b-1 service fees or shareholder services fees, may not be more than 1.00% of the purchase price.

In addition to the various payments described above, MML Advisers in its discretion may directly, or through an affiliate, pay up to .35% of the amount invested to MassMutual or other intermediaries who provide services on behalf of Class I (except for the Total Return Bond Fund), Class R5 (except for the S&P 500 Index Fund), Service Class, Administrative Class, Class A, Class R4, and Class R3 shares. This compensation is paid by MML Advisers from its own assets. The payments on account of Class I (except for the Total Return Bond Fund), Class R5 (except for the S&P 500 Index Fund), Service Class, Administrative Class, Class A, Class R4, and Class R3 shares will be based on criteria established by MML Advisers. In the event that amounts paid by the Funds to MML Advisers as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class I (except for the Total Return Bond Fund), Class R5 (except for the S&P 500 Index Fund), Service Class, or Administrative Class shares, the Funds have adopted a Rule 12b-1 Plan authorizing such payments. No additional fees are paid by the Funds under this plan. Annual compensation paid on account of Class I (except for the Total Return Bond Fund), Class R5 (except for the S&P 500 Index Fund), Service Class, Administrative Class, Class A, Class R4, and Class R3 shares will be paid quarterly, in arrears.

The Distributor, MML Advisers, or MassMutual may also directly, or through an affiliate, make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents, and other service providers, that relate to the sale of shares of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options. This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping, and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain broker-dealers, administrative service providers, and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing, or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

In some instances, compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Buying, Redeeming, and Exchanging Shares

The Funds sell their shares at a price equal to their NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). The Funds have authorized one or more broker-dealers or other intermediaries to receive purchase orders on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive purchase orders on the Funds’ behalf. Your purchase order will be priced at the next NAV calculated after the order is received in good order by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary authorized for this purpose. If you purchase shares through a broker-dealer or other intermediary, then, in order for your purchase to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time), and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares purchased through a broker-dealer or other intermediary may be subject to transaction and/or other fees. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.

The Funds have authorized one or more broker-dealers or other intermediaries to receive redemption requests on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive redemption requests on the Funds’ behalf. The Funds redeem their shares at their next NAV computed after your redemption request is received by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary. If you redeem shares through a broker-dealer or other intermediary, then, in order for your redemption price to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares redeemed through a broker-dealer or other intermediary may be subject to transaction and/or other fees. You will usually receive payment for your shares within 7 days after your redemption request is received in good order. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. Under unusual circumstances, the Funds can also suspend or postpone payment, when permitted by applicable law and regulations. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.

Risk of Substantial Redemptions.  If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Exchanges

Generally, you can exchange shares of one Fund for the same class of shares of another Fund, except in the case of the Total Return Bond Fund and S&P 500 Index Fund. For individual retirement accounts described in Code Section 408, Class R4 shares of the Total Return Bond Fund and S&P 500 Index Fund may only be exchanged for Class A shares of

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another Fund and Class A shares of any other Fund may only be exchanged for Class R4 shares of these Funds. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MML Advisers, a broker-dealer, or another intermediary authorized for this purpose. Exchange requests involving a purchase into any Fund (except the Strategic Bond Fund), however, will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 60 days. This restriction does not apply to rebalancing trades executed by any of the MassMutual RetireSMARTSM Funds and MassMutual Select T. Rowe Price Retirement Funds. This restriction also does not apply to exchanges made pursuant to certain asset allocation programs, systematic exchange programs, and dividend exchange programs. If you place an order to exchange shares of one Fund for another through a broker-dealer or other intermediary then, in order for your exchange to be effected based on the Funds’ next determined NAVs, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds.

Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict, or refuse exchange purchases, if, in the opinion of MML Advisers:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption, or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday, and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

How to Invest

When you buy shares of a Fund through an agreement with MML Advisers, your agreement will describe how you need to submit buy, sell, and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell, or exchange orders in “good order” as described in your agreement.

Cost Basis Reporting

In the case of individuals holding shares in a Fund directly, upon the redemption or exchange of shares in a Fund, the Fund or, if a shareholder purchased shares through a financial intermediary, the financial intermediary generally will be required to provide the shareholder and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares redeemed or exchanged. Please contact the Funds by calling 1-888-309-3539 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.

Frequent Trading Policies

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage, and do not accommodate, excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

The Trustees, on behalf of the Funds, have approved the policies and procedures adopted by MML Advisers to help identify those individuals or entities MML Advisers determines may be engaging in

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excessive trading and/or market timing trading activities. MML Advisers monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MML Advisers’ efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MML Advisers will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MML Advisers, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption, and exchange orders over the internet, may be suspended for such account.

Omnibus Account Limitations. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and other financial intermediaries such as broker-dealers, advisers, and third-party administrators. Not all omnibus accounts apply the policies and procedures adopted by the Funds and MML Advisers. Some omnibus accounts, including accounts traded on certain of MassMutual’s retirement platforms, may have different or less restrictive policies and procedures regarding frequent trading, or no trading restrictions at all. If you hold your Fund shares through an omnibus account, including accounts traded on certain of MassMutual’s retirement platforms, that financial intermediary may impose its own restrictions or limitations to discourage excessive trading and/or market timing activity. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Funds’ ability to identify and deter excessive trading and/or market timing activities through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent trading of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. Because the Funds receive these orders on an aggregated basis and because the omnibus accounts may trade with numerous fund families with differing frequent trading policies, the Funds are limited in their ability to identify or deter those individuals or entities that may be engaging in excessive trading and/or market timing activities. While the Funds and MML Advisers encourage those financial intermediaries to apply the Funds’ policies to their customers who invest indirectly in the Funds, the Funds and MML Advisers may need to rely on those intermediaries to monitor trading in good faith in accordance with its or the Funds’ policies, since individual trades in omnibus accounts are often not disclosed to the Funds. While the Funds will generally monitor trading activity at the omnibus account level to attempt to identify excessive trading and/or market timing activity, reliance on intermediaries increases the risk that excessive trading and/or market timing activity may go undetected. If evidence of possible excessive trading and/or market timing activity is observed by the Funds, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Funds that appropriate action has been taken to limit any excessive trading and/or market timing activity.

Determining Net Asset Value

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each Business Day. A “Business Day” is every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each

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Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each Business Day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.

The Funds’ valuation methods are also described in the SAI.

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Taxation and Distributions

Each Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a Fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 plus any retained amount from the prior year generally will be subject to a non-deductible 4% excise tax on the undistributed amount.

Certain investors, including most tax-advantaged plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or in connection with a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local, and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Distributions are taxed to investors in the manner described herein whether distributed in cash or additional shares. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income. Certain dividends may be eligible for the dividends-received deduction for corporate shareholders to the extent they are reported as such. Dividends properly reported as capital gain dividends (relating to gains from the sale of capital assets held by a Fund for more than one year) are taxable in the hands of an

investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Distributions from REITs generally do not qualify as qualified dividend income. Funds investing primarily in fixed income instruments generally do not expect a significant portion of their distributions to be derived from qualified dividend income.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of a Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends, and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryforwards. For each Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the

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shareholder. A shareholder that itself qualifies as a regulated investment company is permitted to report a portion of its distributions as “qualified dividend income,” provided certain requirements are met.

Any gain resulting from an exchange or redemption of an investor’s shares in a Fund will generally be subject to tax as long-term or short-term capital gain. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than a Fund that makes the election referred to below generally will not be entitled to claim a credit or deduction with respect to such foreign taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays directly or, under certain circumstances, indirectly through its investments in ETFs or other investment companies that are regulated investment companies for U.S. federal income tax purposes. If any of these Funds makes this election, a shareholder of the Fund must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. A shareholder that itself qualifies for treatment as a regulated investment company and that qualifies as a “qualified fund of funds” may elect to pass through to its shareholders a tax credit or deduction passed through by a Fund.

In addition, a Fund’s investments in foreign securities, fixed income securities, derivatives, or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Certain of a Fund’s investments, including certain debt instruments, could cause the Fund to recognize taxable income in excess of the cash generated by such investments; a Fund could be required to liquidate other investments, including when not otherwise advantageous to do so, in order to make required distributions.

Distributions by a Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (i) capital gain dividends, (ii) “interest-related dividends” (i.e., U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person), and (iii) “short-term capital gain dividends” (i.e., net short-term capital gains in excess of net long-term capital losses), in each case to the extent such distributions were properly reported as such by the Fund generally are not subject to withholding of U.S. federal income tax. Distributions by a Fund to foreign persons other than capital gain dividends, interest-related dividends, and short-term capital gain dividends generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign persons should refer to the SAI for further information, and should consult their tax advisors as to the tax consequences to them of owning Fund shares.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (such income, “qualifying income”). Direct investment in commodities and certain commodities-related investments generally do not, under published IRS guidance, produce qualifying income. The BlackRock Global Allocation Fund intends to gain exposure to the commodities markets indirectly through its investments in the Select Cayman Fund, which, in turn, may hold various types of commodities-related investments.

It is expected that the Select Cayman Fund generally will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation for U.S. federal income tax purposes, and the BlackRock Global Allocation Fund will be required to include in its income annually amounts earned by the Select Cayman Fund during that year to the extent such earnings constitute subpart F income of the Select Cayman Fund, regardless of

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whether such income is distributed by the Select Cayman Fund to the BlackRock Global Allocation Fund. Gains from the sales of investments by the Select Cayman Fund will not be eligible for capital gain treatment, but instead will be treated as ordinary income when included in income by the BlackRock Global Allocation Fund. Furthermore, whether or not the Select Cayman Fund makes a distribution to the BlackRock Global Allocation Fund during the taxable year, the BlackRock Global Allocation Fund generally will be required to distribute the Select Cayman Fund’s income annually to its shareholders in order to avoid any tax liability at the Fund level and continue to be eligible to be treated as a regulated investment company. As a result, the BlackRock Global Allocation Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to meet these distribution requirements.

The IRS has issued a private letter ruling to the BlackRock Global Allocation Fund to the effect that subpart F income inclusions derived from the BlackRock Global Allocation Fund’s investment in the Select Cayman Fund will constitute qualifying income to the BlackRock Global Allocation Fund. The IRS has issued proposed regulations providing that subpart F income included in a regulated investment company’s gross income constitutes “qualifying income” only to the extent such income is timely and currently repatriated to the regulated investment company. If the regulations were to be finalized in their current form, the BlackRock Global Allocation Fund will no longer be able to rely on its previously issued private letter ruling, and subpart F income, if any, realized by the Select Cayman Fund and included in the income of the BlackRock Global Allocation Fund will constitute “qualifying income” only to the extent it is timely and currently repatriated to the BlackRock Global Allocation Fund.

The discussion above is very general. Shareholders should consult their tax advisers for more information about the effect that an investment in a Fund could have on their own tax situations, including possible federal, state, local, and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-advantaged retirement plans.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose reports, along with each Fund’s financial statements, are included in the Trust’s Annual Reports, and are incorporated by reference into the Statement of Additional Information, and are available on request.

MASSMUTUAL SELECT TOTAL RETURN BOND FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)		Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j]		Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]		Net investment income (loss) to average daily net assets (including interest expense)
Class I
9/30/17	$10.43	$0.22	$(0.18)	$0.04	$(0.27)	$(0.21)	$(0.48)	$9.99	0.57%		$361,805	0.35%		N/A		N/A		2.18%
9/30/16	10.17	0.21	0.30	0.51	(0.22)	(0.03)	(0.25)	10.43	5.10%		303,783	0.37%		0.34%		0.34%		2.02%
9/30/15[i]	10.10	0.14	(0.06)	0.08	(0.00)[d]	(0.01)	(0.01)	10.17	0.79%	[b]	534,131	0.39%	[a]	0.34%	[a]	0.34%	[a]	1.81%	[a]
12/31/14	10.12	0.21	0.23	0.44	(0.31)	(0.15)	(0.46)	10.10	4.39%		459,950	0.41%	[p]	0.40%	[p]	0.40%	[n]	2.07%
12/31/13	10.55	0.20	(0.35)	(0.15)	(0.26)	(0.02)	(0.28)	10.12	(1.43%	)	420,872	0.40%	[p]	N/A		N/A		1.87%
12/31/12	9.98	0.26	0.71	0.97	(0.38)	(0.02)	(0.40)	10.55	9.74%		440,229	0.41%	[p]	N/A		N/A		2.43%
Class R5
9/30/17	$10.41	$0.20	$(0.18)	$0.02	$(0.26)	$(0.21)	$(0.47)	$9.96	0.36%		$68,491	0.45%		N/A		N/A		2.04%
9/30/16	10.15	0.20	0.30	0.50	(0.21)	(0.03)	(0.24)	10.41	5.01%		115,428	0.47%		0.44%		0.44%		1.94%
9/30/15[i]	10.08	0.13	(0.05)	0.08	(0.00)[d]	(0.01)	(0.01)	10.15	0.79%	[b]	166,482	0.49%	[a]	0.44%	[a]	0.44%	[a]	1.70%	[a]
12/31/14	10.10	0.21	0.22	0.43	(0.30)	(0.15)	(0.45)	10.08	4.26%		148,821	0.52%	[p]	0.51%	[p]	0.51%	[n]	1.98%
12/31/13	10.54	0.18	(0.35)	(0.17)	(0.25)	(0.02)	(0.27)	10.10	(1.68%	)	175,117	0.55%	[p]	N/A		N/A		1.72%
12/31/12	9.97	0.24	0.72	0.96	(0.37)	(0.02)	(0.39)	10.54	9.62%		169,086	0.56%	[p]	N/A		N/A		2.26%
Service Class
9/30/17	$10.45	$0.19	$(0.19)	$-	$(0.24)	$(0.21)	$(0.45)	$10.00	0.25%		$158,965	0.55%		N/A		N/A		1.95%
9/30/16	10.17	0.19	0.31	0.50	(0.19)	(0.03)	(0.22)	10.45	5.04%		193,887	0.57%		0.54%		0.54%		1.83%
9/30/15[i]	10.12	0.12	(0.06)	0.06	(0.00)[d]	(0.01)	(0.01)	10.17	0.59%	[b]	209,728	0.59%	[a]	0.54%	[a]	0.54%	[a]	1.54%	[a]
12/31/14	10.13	0.19	0.23	0.42	(0.28)	(0.15)	(0.43)	10.12	4.23%		316,778	0.62%	[p]	0.62%	k,[p]	0.62%	[k],n	1.86%
12/31/13	10.56	0.17	(0.35)	(0.18)	(0.23)	(0.02)	(0.25)	10.13	(1.78%	)	355,678	0.67%	[p]	N/A		N/A		1.60%
12/31/12	9.99	0.23	0.71	0.94	(0.35)	(0.02)	(0.37)	10.56	9.43%		481,613	0.68%	[p]	N/A		N/A		2.15%
Administrative Class
9/30/17	$10.37	$0.18	$(0.18)	$-	$(0.23)	$(0.21)	$(0.44)	$9.93	0.19%		$63,399	0.65%		N/A		N/A		1.86%
9/30/16	10.11	0.17	0.31	0.48	(0.19)	(0.03)	(0.22)	10.37	4.80%		80,444	0.67%		0.64%		0.64%		1.73%
9/30/15[i]	10.06	0.11	(0.05)	0.06	(0.00)[d]	(0.01)	(0.01)	10.11	0.59%	[b]	89,080	0.69%	[a]	0.64%	[a]	0.64%	[a]	1.49%	[a]
12/31/14	10.07	0.18	0.23	0.41	(0.27)	(0.15)	(0.42)	10.06	4.14%		86,220	0.72%	[p]	0.71%	[p]	0.71%	[n]	1.74%
12/31/13	10.51	0.16	(0.35)	(0.19)	(0.23)	(0.02)	(0.25)	10.07	(1.86%	)	107,501	0.75%	[p]	N/A		N/A		1.52%
12/31/12	9.95	0.22	0.71	0.93	(0.35)	(0.02)	(0.37)	10.51	9.35%		99,987	0.76%	[p]	N/A		N/A		2.06%
Class A
9/30/17	$10.38	$0.17	$(0.19)	$(0.02)	$(0.22)	$(0.21)	$(0.43)	$9.93	(0.01%	)	$4,703	0.90%		N/A		N/A		1.68%
9/30/16	10.13	0.15	0.31	0.46	(0.18)	(0.03)	(0.21)	10.38	4.62%		1,943	0.92%		0.89%		0.89%		1.47%
9/30/15[i]	10.10	0.11	(0.07)	0.04	(0.00)[d]	(0.01)	(0.01)	10.13	0.39%	[b]	1,998	0.94%	[a]	0.89%	[a]	0.89%	[a]	1.45%	[a]
12/31/14[h]	10.25	0.11	0.16	0.27	(0.27)	(0.15)	(0.42)	10.10	2.65%	[b]	119	0.96%	[a,p]	0.95%	[a,p]	0.95%	[a,n]	1.36%	[a]
Class R4
9/30/17	$10.43	$0.17	$(0.19)	$(0.02)	$(0.21)	$(0.21)	$(0.42)	$9.99	0.02%		$221,969	0.80%		N/A		N/A		1.71%
9/30/16	10.16	0.16	0.31	0.47	(0.17)	(0.03)	(0.20)	10.43	4.70%		295,696	0.82%		0.79%		0.79%		1.58%
9/30/15[i]	10.12	0.10	(0.05)	0.05	(0.00)[d]	(0.01)	(0.01)	10.16	0.49%	[b]	336,956	0.84%	[a]	0.79%	[a]	0.79%	[a]	1.33%	[a]
12/31/14	10.14	0.17	0.22	0.39	(0.26)	(0.15)	(0.41)	10.12	3.88%		385,955	0.86%	[p]	0.85%	[p]	0.85%	[n]	1.62%
12/31/13	10.56	0.15	(0.35)	(0.20)	(0.20)	(0.02)	(0.22)	10.14	(1.94%	)	463,236	0.85%	[p]	N/A		N/A		1.41%
12/31/12	9.99	0.21	0.71	0.92	(0.33)	(0.02)	(0.35)	10.56	9.25%		766,346	0.86%	[p]	N/A		N/A		1.98%
Class R3
9/30/17	$10.35	$0.14	$(0.19)	$(0.05)	$(0.19)	$(0.21)	$(0.40)	$9.90	(0.27%	)	$35,633	1.05%		N/A		N/A		1.46%
9/30/16	10.08	0.13	0.32	0.45	(0.15)	(0.03)	(0.18)	10.35	4.49%		46,206	1.07%		1.04%		1.04%		1.33%
9/30/15[i]	10.06	0.08	(0.05)	0.03	(0.00)[d]	(0.01)	(0.01)	10.08	0.29%	[b]	48,998	1.09%	[a]	1.04%	[a]	1.04%	[a]	1.09%	[a]
12/31/14	10.08	0.14	0.22	0.36	(0.23)	(0.15)	(0.38)	10.06	3.66%		49,462	1.11%	[p]	1.10%	[p]	1.10%	[n]	1.37%
12/31/13	10.52	0.12	(0.35)	(0.23)	(0.19)	(0.02)	(0.21)	10.08	(2.21%	)	48,925	1.10%	[p]	N/A		N/A		1.17%
12/31/12	9.97	0.18	0.71	0.89	(0.32)	(0.02)	(0.34)	10.52	9.02%		44,647	1.11%	[p]	N/A		N/A		1.71%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	289%	264%	264%	453%[u]	460%[u]	501%[u]

–  152  –

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Amount of interest expense had no impact on the ratio of expenses to average daily net assets.
p	Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.
u	Excludes dollar roll transactions. Including these transactions, the portfolio turnover would have been 456%, 479% and 509% as of December 31, 2014, December 31, 2013 and December 31, 2012, respectively.

–  153  –

MASSMUTUAL SELECT STRATEGIC BOND FUND

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.67	$0.27	$(0.01	)aa	$0.26	$(0.28)	$(0.28)	$10.65	2.64%		$178,204	0.50%		0.48%		2.59%
9/30/16	10.22	0.29	0.46		0.75	(0.30)	(0.30)	10.67	7.62%		99,498	0.54%		0.48%		2.80%
9/30/15[i]	10.15	0.20	(0.13)		0.07	(0.00)[d]	(0.00)[d]	10.22	0.72%	[b]	68,561	0.59%	[a]	0.48%	[a]	2.61%	[a]
12/31/14[h]	10.09	0.25	0.18		0.43	(0.37)	(0.37)	10.15	4.32%	[b]	54,827	0.60%	[a]	0.48%	[a]	3.20%	[a]
Class R5
9/30/17	$10.67	$0.26	$(0.01	)aa	$0.25	$(0.27)	$(0.27)	$10.65	2.55%		$71,341	0.60%		0.58%		2.53%
9/30/16	10.22	0.28	0.46		0.74	(0.29)	(0.29)	10.67	7.51%		61,789	0.64%		0.58%		2.70%
9/30/15[i]	10.16	0.19	(0.13)		0.06	(0.00)[d]	(0.00)[d]	10.22	0.62%	[b]	50,846	0.69%	[a]	0.58%	[a]	2.51%	[a]
12/31/14	9.82	0.32	0.38		0.70	(0.36)	(0.36)	10.16	7.13%		46,966	0.70%		0.63%		3.11%
12/31/13	10.34	0.29	(0.45)		(0.16)	(0.36)	(0.36)	9.82	(1.51%	)	82,091	0.69%		N/A		2.87%
12/31/12	9.91	0.31	0.47		0.78	(0.35)	(0.35)	10.34	7.86%		82,408	0.68%		N/A		3.02%
Service Class
9/30/17	$10.67	$0.25	$(0.02	)aa	$0.23	$(0.26)	$(0.26)	$10.64	2.30%		$66,969	0.70%		0.68%		2.40%
9/30/16	10.22	0.27	0.47		0.74	(0.29)	(0.29)	10.67	7.42%		47,296	0.74%		0.68%		2.61%
9/30/15[i]	10.17	0.19	(0.14)		0.05	(0.00)[d]	(0.00)[d]	10.22	0.52%	[b]	59,568	0.79%	[a]	0.68%	[a]	2.41%	[a]
12/31/14	9.83	0.31	0.38		0.69	(0.35)	(0.35)	10.17	7.08%		51,447	0.79%		0.70%		3.02%
12/31/13	10.35	0.29	(0.45)		(0.16)	(0.36)	(0.36)	9.83	(1.55%	)	37,806	0.74%		N/A		2.85%
12/31/12	9.92	0.31	0.46		0.77	(0.34)	(0.34)	10.35	7.79%		25,412	0.73%		N/A		2.96%
Administrative Class
9/30/17	$10.64	$0.24	$(0.01	)aa	$0.23	$(0.26)	$(0.26)	$10.61	2.30%		$66,460	0.80%		0.78%		2.33%
9/30/16	10.18	0.26	0.47		0.73	(0.27)	(0.27)	10.64	7.39%		42,980	0.84%		0.78%		2.50%
9/30/15[i]	10.14	0.18	(0.14)		0.04	(0.00)[d]	(0.00)[d]	10.18	0.42%	[b]	36,812	0.89%	[a]	0.78%	[a]	2.31%	[a]
12/31/14	9.81	0.30	0.38		0.68	(0.35)	(0.35)	10.14	6.94%		28,065	0.90%		0.80%		2.91%
12/31/13	10.32	0.27	(0.45)		(0.18)	(0.33)	(0.33)	9.81	(1.73%	)	14,613	0.89%		N/A		2.59%
12/31/12	9.90	0.29	0.46		0.75	(0.33)	(0.33)	10.32	7.57%		31,753	0.88%		N/A		2.81%
Class A
9/30/17	$10.60	$0.21	$(0.01	)aa	$0.20	$(0.23)	$(0.23)	$10.57	1.99%		$53,329	1.05%		1.03%		2.07%
9/30/16	10.15	0.23	0.47		0.70	(0.25)	(0.25)	10.60	7.12%		45,782	1.09%		1.03%		2.25%
9/30/15[i]	10.13	0.16	(0.14)		0.02	(0.00)[d]	(0.00)[d]	10.15	0.22%	[b]	40,577	1.14%	[a]	1.03%	[a]	2.07%	[a]
12/31/14	9.80	0.27	0.38		0.65	(0.32)	(0.32)	10.13	6.66%		32,540	1.15%		1.06%		2.65%
12/31/13	10.31	0.24	(0.43)		(0.19)	(0.32)	(0.32)	9.80	(1.89%	)	27,677	1.14%		N/A		2.40%
12/31/12	9.89	0.26	0.46		0.72	(0.30)	(0.30)	10.31	7.27%		37,774	1.13%		N/A		2.57%
Class R4
9/30/17	$10.58	$0.22	$(0.01	)aa	$0.21	$(0.24)	$(0.24)	$10.55	2.15%		$61,286	0.95%		0.93%		2.14%
9/30/16	10.15	0.24	0.47		0.71	(0.28)	(0.28)	10.58	7.20%		26,419	0.99%		0.93%		2.36%
9/30/15[i]	10.12	0.18	(0.15)		0.03	(0.00)[d]	(0.00)[d]	10.15	0.32%	[b]	14,724	1.04%	[a]	0.93%	[a]	2.36%	[a]
12/31/14[h]	10.06	0.21	0.19		0.40	(0.34)	(0.34)	10.12	3.99%	[b]	104	1.05%	[a]	0.93%	[a]	2.75%	[a]
Class R3
9/30/17	$10.50	$0.19	$(0.01	)aa	$0.18	$(0.23)	$(0.23)	$10.45	1.84%		$16,295	1.20%		1.18%		1.90%
9/30/16	10.06	0.22	0.46		0.68	(0.24)	(0.24)	10.50	6.95%		5,810	1.24%		1.18%		2.12%
9/30/15[i]	10.05	0.15	(0.14)		0.01	(0.00)[d]	(0.00)[d]	10.06	0.13%	[b]	2,904	1.29%	[a]	1.18%	[a]	1.94%	[a]
12/31/14	9.75	0.25	0.38		0.63	(0.33)	(0.33)	10.05	6.44%		1,978	1.33%		1.24%		2.49%
12/31/13	10.26	0.21	(0.44)		(0.23)	(0.28)	(0.28)	9.75	(2.22%	)	974	1.44%		N/A		2.11%
12/31/12	9.85	0.23	0.46		0.69	(0.28)	(0.28)	10.26	7.00%		1,130	1.43%		N/A		2.26%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	224%	207%	191%	308%	352%	417%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

–  154  –

MASSMUTUAL SELECT BLACKROCK GLOBAL ALLOCATION FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including short sale dividend and loan expense)[y]		Ratio of expenses to average daily net assets after expense waivers (including short sale dividend and loan expense)[j],y		Ratio of expenses to average daily net assets after expense waivers (excluding short sale dividend and loan expense)[j]		Net investment income (loss) to average daily net assets (including short sale dividend and loan expense)
Class I
9/30/17	$10.16	$0.14	$0.97	$1.11	$(0.10)	$-	$(0.10)	$11.17	10.99%		$545,487	1.00%		0.81%		0.79%		1.33%
9/30/16	10.11	0.14	0.53	0.67	(0.08)	(0.54)	(0.62)	10.16	6.91%		519,733	0.97%		0.80%		0.79%		1.39%
9/30/15[i]	10.73	0.11	(0.48)	(0.37)	(0.07)	(0.18)	(0.25)	10.11	(3.53%	)[b]	590,934	0.96%	[a]	0.79%	[a]	0.79%	[a,z]	1.39%	[a]
12/31/14[h]	11.80	0.13	0.06	0.19	(0.28)	(0.98)	(1.26)	10.73	1.57%	[b]	611,549	0.96%	[a]	0.79%	[a]	0.79%	[a,z]	1.40%	[a]
Class R5
9/30/17	$10.29	$0.13	$0.98	$1.11	$(0.09)	$-	$(0.09)	$11.31	10.83%		$7,554	1.10%		0.91%		0.89%		1.23%
9/30/16	10.23	0.13	0.54	0.67	(0.07)	(0.54)	(0.61)	10.29	6.81%		7,390	1.07%		0.90%		0.89%		1.33%
9/30/15[i]	10.87	0.10	(0.49)	(0.39)	(0.07)	(0.18)	(0.25)	10.23	(3.67%	)[b]	7,340	1.06%	[a]	0.89%	[a]	0.89%	[a,z]	1.26%	[a]
12/31/14	11.74	0.25	(0.02)	0.23	(0.12)	(0.98)	(1.10)	10.87	1.89%		12,994	1.01%		0.88%		0.88%	[z]	2.12%
12/31/13	10.73	0.12	1.44	1.56	(0.15)	(0.40)	(0.55)	11.74	14.65%		615,383	0.97%		0.86%		0.86%	[z]	1.04%
12/31/12	9.93	0.17	0.84	1.01	(0.18)	(0.03)	(0.21)	10.73	10.13%		547,436	1.00%		0.86%		0.86%		1.57%
Service Class
9/30/17	$10.14	$0.12	$0.95	$1.07	$(0.07)	$-	$(0.07)	$11.14	10.66%		$11,011	1.20%		1.01%		0.99%		1.12%
9/30/16	10.08	0.12	0.54	0.66	(0.06)	(0.54)	(0.60)	10.14	6.79%		11,890	1.17%		1.00%		0.99%		1.23%
9/30/15[i]	10.72	0.10	(0.49)	(0.39)	(0.07)	(0.18)	(0.25)	10.08	(3.72%	)[b]	15,267	1.16%	[a]	0.99%	[a]	0.99%	[a,z]	1.21%	[a]
12/31/14	11.74	0.19	0.03	0.22	(0.26)	(0.98)	(1.24)	10.72	1.80%		11,605	1.14%		0.99%		0.99%	[z]	1.61%
12/31/13	10.72	0.11	1.44	1.55	(0.13)	(0.40)	(0.53)	11.74	14.48%		11,658	1.07%		0.96%		0.96%	[z]	0.98%
12/31/12	9.93	0.15	0.85	1.00	(0.18)	(0.03)	(0.21)	10.72	10.10%		16,060	1.10%		0.96%		0.96%		1.45%
Administrative Class
9/30/17	$10.44	$0.11	$0.99	$1.10	$(0.06)	$-	$(0.06)	$11.48	10.59%		$9,916	1.30%		1.11%		1.09%		1.03%
9/30/16	10.36	0.11	0.55	0.66	(0.04)	(0.54)	(0.58)	10.44	6.61%		9,991	1.27%		1.10%		1.09%		1.11%
9/30/15[i]	11.02	0.09	(0.50)	(0.41)	(0.07)	(0.18)	(0.25)	10.36	(3.80%	)[b]	14,055	1.26%	[a]	1.09%	[a]	1.09%	[a,z]	1.09%	[a]
12/31/14	12.03	0.18	0.03	0.21	(0.24)	(0.98)	(1.22)	11.02	1.70%		16,936	1.25%		1.10%		1.10%	[z]	1.50%
12/31/13	10.98	0.09	1.48	1.57	(0.12)	(0.40)	(0.52)	12.03	14.36%		19,051	1.22%		1.11%		1.11%	[z]	0.79%
12/31/12	10.17	0.14	0.87	1.01	(0.17)	(0.03)	(0.20)	10.98	9.86%		23,253	1.25%		1.11%		1.11%		1.29%
Class A
9/30/17	$10.07	$0.08	$0.97	$1.05	$(0.04)	$-	$(0.04)	$11.08	10.42%		$3,873	1.55%		1.36%		1.34%		0.77%
9/30/16	10.01	0.09	0.52	0.61	(0.01)	(0.54)	(0.55)	10.07	6.26%		5,748	1.52%		1.35%		1.34%		0.87%
9/30/15[i]	10.67	0.07	(0.48)	(0.41)	(0.07)	(0.18)	(0.25)	10.01	(3.93%	)[b]	6,922	1.51%	[a]	1.34%	[a]	1.34%	[a,z]	0.85%	[a]
12/31/14	11.69	0.15	0.03	0.18	(0.22)	(0.98)	(1.20)	10.67	1.42%		8,694	1.50%		1.35%		1.35%	[z]	1.26%
12/31/13	10.69	0.06	1.44	1.50	(0.10)	(0.40)	(0.50)	11.69	14.13%		8,844	1.47%		1.36%		1.36%	[z]	0.53%
12/31/12	9.91	0.11	0.84	0.95	(0.14)	(0.03)	(0.17)	10.69	9.57%		6,060	1.50%		1.36%		1.36%		1.07%
Class R4
9/30/17	$10.01	$0.08	$0.97	$1.05	$(0.06)	$-	$(0.06)	$11.00	10.53%		$10,527	1.45%		1.26%		1.24%		0.82%
9/30/16	9.99	0.11	0.51	0.62	(0.06)	(0.54)	(0.60)	10.01	6.46%		16,392	1.42%		1.25%		1.24%		1.10%
9/30/15[i]	10.65	0.08	(0.49)	(0.41)	(0.07)	(0.18)	(0.25)	9.99	(3.84%	)[b]	2,642	1.41%	[a]	1.24%	[a]	1.24%	[a,z]	0.93%	[a]
12/31/14[h]	11.73	0.11	0.03	0.14	(0.24)	(0.98)	(1.22)	10.65	1.15%	[b]	101	1.41%	[a]	1.24%	[a]	1.24%	[a,z]	1.20%	[a]
Class R3
9/30/17	$9.98	$0.07	$0.95	$1.02	$(0.05)	$-	$(0.05)	$10.95	10.23%		$14,001	1.70%		1.51%		1.49%		0.64%
9/30/16	9.98	0.08	0.52	0.60	(0.06)	(0.54)	(0.60)	9.98	6.16%		10,403	1.67%		1.50%		1.49%		0.83%
9/30/15[i]	10.65	0.06	(0.48)	(0.42)	(0.07)	(0.18)	(0.25)	9.98	(4.03%	)[b]	2,587	1.66%	[a]	1.49%	[a]	1.49%	[a,z]	0.73%	[a]
12/31/14[h]	11.73	0.08	0.04	0.12	(0.22)	(0.98)	(1.20)	10.65	0.97%	[b]	101	1.66%	[a]	1.49%	[a]	1.49%	[a,z]	0.95%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	153%	171%	90%	94%	66%	61%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
y	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Consolidated Statement of Operations.
z	Amount of short sale dividend and loan expense had no impact on the ratio of expenses to average daily net assets.

–  155  –

MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class I
9/30/17	$14.90	$0.30	$2.47	$2.77	$(0.35)	$(0.63)	$(0.98)	$16.69	19.25%		$145,732	0.58%		1.90%
9/30/16	13.64	0.27	1.20	1.47	(0.21)	-	(0.21)	14.90	10.89%		251,684	0.57%		1.90%
9/30/15[i]	14.86	0.18	(1.35)	(1.17)	(0.05)	-	(0.05)	13.64	(7.91%	)[b]	75,827	0.58%	[a]	1.66%	[a]
12/31/14[h]	13.89	0.17	1.10	1.27	(0.30)	-	(0.30)	14.86	9.20%	[b]	97,877	0.55%	[a]	1.56%	[a]
Class R5
9/30/17	$14.90	$0.29	$2.47	$2.76	$(0.32)	$(0.63)	$(0.95)	$16.71	19.16%		$50,361	0.68%		1.83%
9/30/16	13.64	0.28	1.18	1.46	(0.20)	-	(0.20)	14.90	10.78%		46,830	0.67%		2.00%
9/30/15[i]	14.87	0.17	(1.35)	(1.18)	(0.05)	-	(0.05)	13.64	(7.98%	)[b]	207,187	0.68%	[a]	1.58%	[a]
12/31/14	13.56	0.29	1.30	1.59	(0.28)	-	(0.28)	14.87	11.82%		235,941	0.63%		2.07%
12/31/13	10.21	0.19	3.32	3.51	(0.16)	-	(0.16)	13.56	34.40%		329,972	0.59%		1.55%
12/31/12	8.87	0.19	1.39	1.58	(0.24)	-	(0.24)	10.21	17.79%		245,589	0.59%		1.98%
Service Class
9/30/17	$14.90	$0.27	$2.47	$2.74	$(0.32)	$(0.63)	$(0.95)	$16.69	18.97%		$11,721	0.78%		1.71%
9/30/16	13.63	0.25	1.21	1.46	(0.19)	-	(0.19)	14.90	10.75%		8,656	0.77%		1.78%
9/30/15[i]	14.88	0.16	(1.36)	(1.20)	(0.05)	-	(0.05)	13.63	(8.11%	)[b]	14,983	0.78%	[a]	1.49%	[a]
12/31/14	13.57	0.25	1.33	1.58	(0.27)	-	(0.27)	14.88	11.72%		16,147	0.73%		1.76%
12/31/13	10.22	0.17	3.32	3.49	(0.14)	-	(0.14)	13.57	34.24%		21,780	0.69%		1.44%
12/31/12	8.87	0.18	1.39	1.57	(0.22)	-	(0.22)	10.22	17.74%		18,431	0.69%		1.84%
Administrative Class
9/30/17	$14.96	$0.26	$2.48	$2.74	$(0.31)	$(0.63)	$(0.94)	$16.76	18.92%		$5,176	0.88%		1.63%
9/30/16	13.68	0.24	1.20	1.44	(0.16)	-	(0.16)	14.96	10.57%		6,903	0.87%		1.66%
9/30/15[i]	14.93	0.15	(1.35)	(1.20)	(0.05)	-	(0.05)	13.68	(8.08%	)[b]	6,206	0.88%	[a]	1.38%	[a]
12/31/14	13.63	0.24	1.32	1.56	(0.26)	-	(0.26)	14.93	11.52%		9,579	0.84%		1.69%
12/31/13	10.25	0.16	3.33	3.49	(0.11)	-	(0.11)	13.63	34.13%		7,905	0.80%		1.33%
12/31/12	8.90	0.17	1.39	1.56	(0.21)	-	(0.21)	10.25	17.53%		7,642	0.80%		1.74%
Class A
9/30/17	$14.85	$0.21	$2.48	$2.69	$(0.27)	$(0.63)	$(0.90)	$16.64	18.64%		$16,573	1.13%		1.36%
9/30/16	13.58	0.20	1.20	1.40	(0.13)	-	(0.13)	14.85	10.33%		19,968	1.12%		1.43%
9/30/15[i]	14.86	0.13	(1.36)	(1.23)	(0.05)	-	(0.05)	13.58	(8.32%	)[b]	20,926	1.13%	[a]	1.14%	[a]
12/31/14	13.55	0.21	1.31	1.52	(0.21)	-	(0.21)	14.86	11.27%		23,963	1.10%		1.47%
12/31/13	10.20	0.13	3.31	3.44	(0.09)	-	(0.09)	13.55	33.78%		24,625	1.09%		1.05%
12/31/12	8.86	0.14	1.39	1.53	(0.19)	-	(0.19)	10.20	17.23%		24,405	1.09%		1.48%
Class R4
9/30/17	$14.81	$0.23	$2.46	$2.69	$(0.31)	$(0.63)	$(0.94)	$16.56	18.74%		$861	1.03%		1.47%
9/30/16	13.57	0.22	1.18	1.40	(0.16)	-	(0.16)	14.81	10.38%		711	1.02%		1.57%
9/30/15[i]	14.83	0.14	(1.35)	(1.21)	(0.05)	-	(0.05)	13.57	(8.20%	)[b]	279	1.03%	[a]	1.26%	[a]
12/31/14[h]	13.86	0.12	1.10	1.22	(0.25)	-	(0.25)	14.83	8.85%	[b]	109	1.00%	[a]	1.13%	[a]
Class R3
9/30/17	$14.83	$0.19	$2.46	$2.65	$(0.26)	$(0.63)	$(0.89)	$16.59	18.44%		$2,046	1.28%		1.22%
9/30/16	13.62	0.19	1.19	1.38	(0.17)	-	(0.17)	14.83	10.17%		1,635	1.27%		1.36%
9/30/15[i]	14.91	0.12	(1.36)	(1.24)	(0.05)	-	(0.05)	13.62	(8.36%	)[b]	247	1.28%	[a]	1.06%	[a]
12/31/14	13.61	0.18	1.31	1.49	(0.19)	-	(0.19)	14.91	11.02%		194	1.28%		1.26%
12/31/13	10.25	0.09	3.33	3.42	(0.06)	-	(0.06)	13.61	33.35%		166	1.40%		0.73%
12/31/12	8.90	0.11	1.39	1.50	(0.15)	-	(0.15)	10.25	16.88%		131	1.40%		1.12%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	71%	39%	29%	49%	44%	38%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  156  –

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$12.39	$0.23	$1.60	$1.83	$(0.25)	$(0.96)	$(1.21)	$13.01	15.49%		$594,578	0.64%		N/A	1.82%
9/30/16	12.46	0.25	1.27	1.52	(0.23)	(1.36)	(1.59)	12.39	13.21%		500,270	0.63%		N/A	2.04%
9/30/15[i]	13.97	0.17	(1.28)	(1.11)	-	(0.40)	(0.40)	12.46	(8.06%	)[b]	422,026	0.63%	[a]	N/A	1.65%	[a]
12/31/14	13.60	0.23	1.28	1.51	(0.24)	(0.90)	(1.14)	13.97	11.45%		408,068	0.65%		0.62%	1.65%
12/31/13	11.36	0.24	3.32	3.56	(0.26)	(1.06)	(1.32)	13.60	31.85%		267,342	0.74%		0.59%	1.82%
12/31/12	10.04	0.24	1.44	1.68	(0.36)	-	(0.36)	11.36	16.75%		204,268	0.74%		0.59%	2.21%
Class R5
9/30/17	$12.43	$0.21	$1.61	$1.82	$(0.23)	$(0.96)	$(1.19)	$13.06	15.41%		$368,686	0.74%		N/A	1.72%
9/30/16	12.49	0.23	1.29	1.52	(0.22)	(1.36)	(1.58)	12.43	13.12%		372,531	0.73%		N/A	1.95%
9/30/15[i]	14.01	0.16	(1.28)	(1.12)	-	(0.40)	(0.40)	12.49	(8.10%	)[b]	423,631	0.73%	[a]	N/A	1.53%	[a]
12/31/14	13.64	0.22	1.27	1.49	(0.22)	(0.90)	(1.12)	14.01	11.27%		564,826	0.78%		0.74%	1.53%
12/31/13	11.39	0.22	3.32	3.54	(0.23)	(1.06)	(1.29)	13.64	31.57%		541,839	0.94%		0.79%	1.63%
12/31/12	10.07	0.22	1.44	1.66	(0.34)	-	(0.34)	11.39	16.49%		486,471	0.94%		0.79%	2.00%
Service Class
9/30/17	$12.38	$0.20	$1.60	$1.80	$(0.22)	$(0.96)	$(1.18)	$13.00	15.24%		$60,852	0.84%		N/A	1.59%
9/30/16	12.44	0.22	1.29	1.51	(0.21)	(1.36)	(1.57)	12.38	13.06%		124,126	0.83%		N/A	1.86%
9/30/15[i]	13.97	0.15	(1.28)	(1.13)	-	(0.40)	(0.40)	12.44	(8.20%	)[b]	158,634	0.83%	[a]	N/A	1.44%	[a]
12/31/14	13.60	0.20	1.28	1.48	(0.21)	(0.90)	(1.11)	13.97	11.22%		208,770	0.86%		0.83%	1.44%
12/31/13	11.36	0.21	3.32	3.53	(0.23)	(1.06)	(1.29)	13.60	31.52%		207,094	0.98%		0.83%	1.58%
12/31/12	10.05	0.22	1.42	1.64	(0.33)	-	(0.33)	11.36	16.35%		158,864	0.98%		0.83%	1.96%
Administrative Class
9/30/17	$12.44	$0.19	$1.61	$1.80	$(0.21)	$(0.96)	$(1.17)	$13.07	15.16%		$92,380	0.94%		N/A	1.51%
9/30/16	12.49	0.21	1.29	1.50	(0.19)	(1.36)	(1.55)	12.44	12.93%		94,316	0.93%		N/A	1.75%
9/30/15[i]	14.04	0.14	(1.29)	(1.15)	-	(0.40)	(0.40)	12.49	(8.30%	)[b]	102,932	0.93%	[a]	N/A	1.34%	[a]
12/31/14	13.65	0.19	1.29	1.48	(0.19)	(0.90)	(1.09)	14.04	11.14%		123,885	0.97%		0.94%	1.33%
12/31/13	11.40	0.19	3.33	3.52	(0.21)	(1.06)	(1.27)	13.65	31.35%		141,207	1.13%		0.98%	1.42%
12/31/12	10.09	0.20	1.43	1.63	(0.32)	-	(0.32)	11.40	16.16%		115,576	1.13%		0.98%	1.81%
Class A
9/30/17	$12.28	$0.16	$1.59	$1.75	$(0.17)	$(0.96)	$(1.13)	$12.90	14.90%		$108,447	1.19%		N/A	1.26%
9/30/16	12.35	0.18	1.26	1.44	(0.15)	(1.36)	(1.51)	12.28	12.58%		161,322	1.18%		N/A	1.50%
9/30/15[i]	13.90	0.11	(1.26)	(1.15)	-	(0.40)	(0.40)	12.35	(8.39%	)[b]	170,054	1.18%	[a]	N/A	1.08%	[a]
12/31/14	13.53	0.15	1.27	1.42	(0.15)	(0.90)	(1.05)	13.90	10.78%		215,519	1.23%		1.19%	1.08%
12/31/13	11.28	0.15	3.31	3.46	(0.15)	(1.06)	(1.21)	13.53	31.10%		272,524	1.38%		1.23%	1.18%
12/31/12	9.99	0.17	1.41	1.58	(0.29)	-	(0.29)	11.28	15.85%		332,630	1.38%		1.23%	1.56%
Class R4
9/30/17	$12.21	$0.17	$1.57	$1.74	$(0.22)	$(0.96)	$(1.18)	$12.77	14.98%		$16,370	1.09%		N/A	1.37%
9/30/16	12.32	0.20	1.26	1.46	(0.21)	(1.36)	(1.57)	12.21	12.78%		6,905	1.08%		N/A	1.66%
9/30/15[i]	13.86	0.12	(1.26)	(1.14)	-	(0.40)	(0.40)	12.32	(8.34%	)[b]	1,846	1.08%	[a]	N/A	1.25%	[a]
12/31/14[h]	13.74	0.12	1.10	1.22	(0.20)	(0.90)	(1.10)	13.86	9.16%	[b]	109	1.07%	[a]	N/A	1.11%	[a]
Class R3
9/30/17	$12.14	$0.14	$1.57	$1.71	$(0.17)	$(0.96)	$(1.13)	$12.72	14.72%		$2,936	1.34%		N/A	1.14%
9/30/16	12.25	0.16	1.25	1.41	(0.16)	(1.36)	(1.52)	12.14	12.41%		1,512	1.33%		N/A	1.34%
9/30/15[i]	13.81	0.10	(1.26)	(1.16)	-	(0.40)	(0.40)	12.25	(8.51%	)[b]	896	1.33%	[a]	N/A	0.95%	[a]
12/31/14	13.45	0.12	1.27	1.39	(0.13)	(0.90)	(1.03)	13.81	10.63%		977	1.41%		1.37%	0.88%
12/31/13	11.25	0.11	3.29	3.40	(0.14)	(1.06)	(1.20)	13.45	30.66%		1,245	1.68%		1.53%	0.88%
12/31/12	9.90	0.14	1.40	1.54	(0.19)	-	(0.19)	11.25	15.55%		878	1.68%		1.53%	1.29%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	13%	16%	15%	19%	18%	22%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  157  –

MM S&P 500 INDEX FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$19.40	$0.39	$3.03	$3.42	$(0.44)	$(0.79)	$(1.23)	$21.59	18.44%		$541,131	0.12%		N/A	1.95%
9/30/16	17.50	0.38	2.24	2.62	(0.36)	(0.36)	(0.72)	19.40	15.30%		1,078,531	0.12%		N/A	2.05%
9/30/15[i]	18.54	0.27	(1.26)	(0.99)	-	(0.05)	(0.05)	17.50	(5.35%	)[b]	860,720	0.12%	[a]	N/A	1.93%	[a]
12/31/14	16.99	0.34	1.94	2.28	(0.34)	(0.39)	(0.73)	18.54	13.55%		619,847	0.13%		0.11%	1.90%
12/31/13	13.20	0.32	3.93	4.25	(0.35)	(0.11)	(0.46)	16.99	32.34%		436,004	0.18%		0.08%	2.01%
12/31/12	11.66	0.29	1.57	1.86	(0.32)	-	(0.32)	13.20	15.96%		103,732	0.18%		0.08%	2.23%
Class R5
9/30/17	$19.43	$0.38	$3.03	$3.41	$(0.42)	$(0.79)	$(1.21)	$21.63	18.33%		$710,184	0.22%		N/A	1.88%
9/30/16	17.52	0.37	2.24	2.61	(0.34)	(0.36)	(0.70)	19.43	15.20%		828,915	0.22%		N/A	1.95%
9/30/15[i]	18.58	0.25	(1.26)	(1.01)	-	(0.05)	(0.05)	17.52	(5.44%	)[b]	872,011	0.22%	[a]	N/A	1.82%	[a]
12/31/14[p]	17.02	0.32	1.95	2.27	(0.32)	(0.39)	(0.71)	18.58	13.46%		1,003,654	0.23%		0.22%	1.79%
12/31/13	13.23	0.29	3.94	4.23	(0.33)	(0.11)	(0.44)	17.02	32.11%		1,003,965	0.25%		0.20%	1.88%
12/31/12	11.69	0.27	1.57	1.84	(0.30)	-	(0.30)	13.23	15.77%		833,287	0.26%		0.21%	2.07%
Service Class
9/30/17	$19.43	$0.35	$3.03	$3.38	$(0.38)	$(0.79)	$(1.17)	$21.64	18.17%		$508,135	0.37%		N/A	1.72%
9/30/16	17.52	0.34	2.24	2.58	(0.31)	(0.36)	(0.67)	19.43	15.03%		499,673	0.37%		N/A	1.80%
9/30/15[i]	18.60	0.23	(1.26)	(1.03)	-	(0.05)	(0.05)	17.52	(5.54%	)[b]	636,417	0.37%	[a]	N/A	1.66%	[a]
12/31/14	17.05	0.29	1.94	2.23	(0.29)	(0.39)	(0.68)	18.60	13.21%		736,040	0.39%		0.38%	1.63%
12/31/13	13.25	0.25	3.95	4.20	(0.29)	(0.11)	(0.40)	17.05	31.86%		609,354	0.47%		0.42%	1.66%
12/31/12	11.71	0.24	1.58	1.82	(0.28)	-	(0.28)	13.25	15.51%		516,727	0.47%		0.42%	1.86%
Administrative Class
9/30/17	$19.19	$0.32	$3.00	$3.32	$(0.38)	$(0.79)	$(1.17)	$21.34	18.03%		$572,199	0.47%		N/A	1.62%
9/30/16	17.30	0.32	2.22	2.54	(0.29)	(0.36)	(0.65)	19.19	14.96%		506,085	0.47%		N/A	1.70%
9/30/15[i]	18.39	0.22	(1.26)	(1.04)	-	(0.05)	(0.05)	17.30	(5.66%	)[b]	493,479	0.47%	[a]	N/A	1.57%	[a]
12/31/14	16.86	0.27	1.93	2.20	(0.28)	(0.39)	(0.67)	18.39	13.18%		557,940	0.48%		0.47%	1.54%
12/31/13	13.11	0.25	3.90	4.15	(0.29)	(0.11)	(0.40)	16.86	31.81%		335,898	0.50%		0.45%	1.63%
12/31/12	11.58	0.23	1.57	1.80	(0.27)	-	(0.27)	13.11	15.56%		269,106	0.50%		0.45%	1.82%
Class A
9/30/17	$18.92	$0.27	$2.96	$3.23	$(0.33)	$(0.79)	$(1.12)	$21.03	17.80%		$27,907	0.72%		N/A	1.37%
9/30/16	17.12	0.27	2.19	2.46	(0.30)	(0.36)	(0.66)	18.92	14.63%		21,320	0.72%		N/A	1.46%
9/30/15[i]	18.23	0.18	(1.24)	(1.06)	-	(0.05)	(0.05)	17.12	(5.82%	)[b]	11,784	0.72%	[a]	N/A	1.33%	[a]
12/31/14[h]	17.01	0.19	1.68	1.87	(0.26)	(0.39)	(0.65)	18.23	11.10%	[b]	3,314	0.72%	[a]	N/A	1.43%	[a]
Class R4
9/30/17	$19.01	$0.29	$2.97	$3.26	$(0.35)	$(0.79)	$(1.14)	$21.13	17.88%		$670,521	0.62%		N/A	1.47%
9/30/16	17.16	0.29	2.19	2.48	(0.27)	(0.36)	(0.63)	19.01	14.72%		632,838	0.62%		N/A	1.55%
9/30/15[i]	18.25	0.19	(1.23)	(1.04)	-	(0.05)	(0.05)	17.16	(5.70%	)[b]	534,856	0.62%	[a]	N/A	1.41%	[a]
12/31/14	16.74	0.24	1.90	2.14	(0.24)	(0.39)	(0.63)	18.25	12.92%		547,665	0.66%		0.63%	1.37%
12/31/13	13.02	0.22	3.87	4.09	(0.26)	(0.11)	(0.37)	16.74	31.57%		535,280	0.84%		0.65%	1.43%
12/31/12	11.51	0.21	1.55	1.76	(0.25)	-	(0.25)	13.02	15.28%		388,374	0.90%		0.65%	1.63%
Class R3
9/30/17	$18.70	$0.24	$2.91	$3.15	$(0.34)	$(0.79)	$(1.13)	$20.72	17.54%		$208,410	0.87%		N/A	1.21%
9/30/16	16.95	0.24	2.17	2.41	(0.30)	(0.36)	(0.66)	18.70	14.49%		95,197	0.87%		N/A	1.29%
9/30/15[i]	18.06	0.16	(1.22)	(1.06)	-	(0.05)	(0.05)	16.95	(5.88%	)[b]	24,643	0.87%	[a]	N/A	1.21%	[a]
12/31/14	16.58	0.19	1.90	2.09	(0.22)	(0.39)	(0.61)	18.06	12.68%		3,736	0.92%		0.89%	1.12%
12/31/13	12.90	0.17	3.83	4.00	(0.21)	(0.11)	(0.32)	16.58	31.14%		4,940	1.14%		0.95%	1.13%
12/31/12	11.41	0.17	1.53	1.70	(0.21)	-	(0.21)	12.90	14.91%		3,869	1.20%		0.95%	1.33%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	5%	4%	2%	5%	10%	3%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p	Class I shares were renamed Class R5 shares on April 1, 2014.

–  158  –

MASSMUTUAL SELECT EQUITY OPPORTUNITIES FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$18.40	$0.41	$4.27	$4.68	$(0.27)	$(0.36)	$(0.63)	$22.45	25.85%		$228,919	0.74%		N/A	2.00%
9/30/16	19.31	0.25	2.13	2.38	(0.36)	(2.93)	(3.29)	18.40	13.56%		213,648	0.73%		N/A	1.43%
9/30/15[i]	22.69	0.28	(3.41)	(3.13)	-	(0.25)	(0.25)	19.31	(13.85%	)[b]	216,254	0.73%	[a]	N/A	1.70%	[a]
12/31/14	23.34	0.46	2.34	2.80	(0.47)	(2.98)	(3.45)	22.69	12.54%		222,925	0.74%		0.71%	1.94%
12/31/13	18.86	0.14	6.99	7.13	(0.14)	(2.51)	(2.65)	23.34	38.45%		167,586	0.78%		0.68%	0.63%
12/31/12	16.98	0.20	3.38	3.58	(0.19)	(1.51)	(1.70)	18.86	21.28%		121,833	0.78%		0.68%	1.04%
Class R5
9/30/17	$18.44	$0.39	$4.28	$4.67	$(0.25)	$(0.36)	$(0.61)	$22.50	25.73%		$207,798	0.84%		N/A	1.87%
9/30/16	19.34	0.23	2.14	2.37	(0.34)	(2.93)	(3.27)	18.44	13.44%		203,817	0.83%		N/A	1.32%
9/30/15[i]	22.74	0.27	(3.42)	(3.15)	-	(0.25)	(0.25)	19.34	(13.91%	)[b]	240,748	0.83%	[a]	N/A	1.62%	[a]
12/31/14	23.38	0.45	2.33	2.78	(0.44)	(2.98)	(3.42)	22.74	12.44%		336,501	0.84%		0.82%	1.89%
12/31/13	18.89	0.11	7.00	7.11	(0.11)	(2.51)	(2.62)	23.38	38.28%		316,010	0.90%		0.80%	0.51%
12/31/12	17.00	0.17	3.39	3.56	(0.16)	(1.51)	(1.67)	18.89	21.17%		266,390	0.90%		0.80%	0.88%
Service Class
9/30/17	$18.18	$0.35	$4.23	$4.58	$(0.23)	$(0.36)	$(0.59)	$22.17	25.59%		$61,849	0.94%		N/A	1.74%
9/30/16	19.11	0.21	2.10	2.31	(0.31)	(2.93)	(3.24)	18.18	13.31%		69,632	0.93%		N/A	1.22%
9/30/15[i]	22.49	0.25	(3.38)	(3.13)	-	(0.25)	(0.25)	19.11	(14.02%	)[b]	76,245	0.93%	[a]	N/A	1.50%	[a]
12/31/14	23.16	0.44	2.29	2.73	(0.42)	(2.98)	(3.40)	22.49	12.33%		98,642	0.94%		0.92%	1.87%
12/31/13	18.74	0.09	6.94	7.03	(0.10)	(2.51)	(2.61)	23.16	38.13%		98,784	1.00%		0.90%	0.42%
12/31/12	16.88	0.14	3.38	3.52	(0.15)	(1.51)	(1.66)	18.74	21.03%		59,000	1.00%		0.90%	0.77%
Administrative Class
9/30/17	$17.99	$0.33	$4.19	$4.52	$(0.21)	$(0.36)	$(0.57)	$21.94	25.50%		$82,359	1.04%		N/A	1.66%
9/30/16	18.94	0.20	2.07	2.27	(0.29)	(2.93)	(3.22)	17.99	13.19%		89,646	1.03%		N/A	1.12%
9/30/15[i]	22.31	0.23	(3.35)	(3.12)	-	(0.25)	(0.25)	18.94	(14.04%	)[b]	97,736	1.03%	[a]	N/A	1.42%	[a]
12/31/14	23.00	0.38	2.30	2.68	(0.39)	(2.98)	(3.37)	22.31	12.20%		111,776	1.05%		1.03%	1.63%
12/31/13	18.62	0.06	6.90	6.96	(0.07)	(2.51)	(2.58)	23.00	37.97%		105,331	1.15%		1.05%	0.26%
12/31/12	16.79	0.12	3.34	3.46	(0.12)	(1.51)	(1.63)	18.62	20.82%		73,933	1.15%		1.05%	0.64%
Class A
9/30/17	$17.37	$0.28	$4.02	$4.30	$(0.14)	$(0.36)	$(0.50)	$21.17	25.13%		$107,667	1.29%		N/A	1.42%
9/30/16	18.38	0.15	2.01	2.16	(0.24)	(2.93)	(3.17)	17.37	12.93%		146,239	1.28%		N/A	0.87%
9/30/15[i]	21.69	0.18	(3.24)	(3.06)	-	(0.25)	(0.25)	18.38	(14.16%	)[b]	181,803	1.28%	[a]	N/A	1.16%	[a]
12/31/14	22.46	0.33	2.21	2.54	(0.33)	(2.98)	(3.31)	21.69	11.86%		227,294	1.30%		1.28%	1.45%
12/31/13	18.23	0.00 [d]	6.75	6.75	(0.01)	(2.51)	(2.52)	22.46	37.66%		218,492	1.40%		1.30%	0.01%
12/31/12	16.46	0.07	3.28	3.35	(0.07)	(1.51)	(1.58)	18.23	20.55%		160,758	1.40%		1.30%	0.37%
Class R4
9/30/17	$17.28	$0.31	$3.99	$4.30	$(0.22)	$(0.36)	$(0.58)	$21.00	25.27%		$8,146	1.19%		N/A	1.58%
9/30/16	18.35	0.16	2.02	2.18	(0.32)	(2.93)	(3.25)	17.28	13.11%		6,065	1.18%		N/A	0.98%
9/30/15[i]	21.65	0.24	(3.29)	(3.05)	-	(0.25)	(0.25)	18.35	(14.14%	)[b]	1,683	1.18%	[a]	N/A	1.52%	[a]
12/31/14[h]	22.25	0.10	2.67	2.77	(0.39)	(2.98)	(3.37)	21.65	13.01%	[b]	113	1.17%	[a]	N/A	0.55%	[a]
Class R3
9/30/17	$16.55	$0.24	$3.83	$4.07	$(0.16)	$(0.36)	$(0.52)	$20.10	25.00%		$3,087	1.44%		N/A	1.28%
9/30/16	17.72	0.12	1.93	2.05	(0.29)	(2.93)	(3.22)	16.55	12.76%		3,539	1.43%		N/A	0.74%
9/30/15[i]	20.95	0.14	(3.12)	(2.98)	-	(0.25)	(0.25)	17.72	(14.28%	)[b]	2,317	1.44%	[a]	N/A	0.94%	[a]
12/31/14	21.80	0.29	2.13	2.42	(0.29)	(2.98)	(3.27)	20.95	11.67%		721	1.49%		1.47%	1.31%
12/31/13	17.80	(0.06)	6.57	6.51	-	(2.51)	(2.51)	21.80	37.19%		731	1.70%		1.60%	(0.28%	)
12/31/12	16.10	(0.01)	3.22	3.21	-	(1.51)	(1.51)	17.80	20.13%		477	1.70%		1.60%	(0.06%	)

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	131%	36%	39%	35%	27%	30%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  159  –

MASSMUTUAL SELECT FUNDAMENTAL GROWTH FUND

	Net asset value, beginning of the period	Income (loss) from investment operations			Less distributions to shareholders			Net asset value, end of the period	Total return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$8.01	$0.08	$1.37	$1.45	$(0.08)	$(0.94)	$(1.02)	$8.44	20.59%		$75,206	0.84%		0.70%		1.09%
9/30/16	8.02	0.07	0.86	0.93	(0.08)	(0.86)	(0.94)	8.01	12.02%		56,680	0.82%		0.70%		0.86%
9/30/15[i]	8.18	0.05	(0.18)	(0.13)	-	(0.03)	(0.03)	8.02	(1.60%	)[b]	75,265	0.81%	[a]	0.70%	[a]	0.80%	[a]
12/31/14[h]	8.42	0.07	0.78	0.85	(0.09)	(1.00)	(1.09)	8.18	10.42%	[b]	86,370	0.75%	[a]	0.70%	[a]	1.03%	[a]
Class R5
9/30/17	$8.02	$0.08	$1.38	$1.46	$(0.08)	$(0.94)	$(1.02)	$8.46	20.56%		$26,201	0.94%		0.80%		0.99%
9/30/16	8.03	0.06	0.86	0.92	(0.07)	(0.86)	(0.93)	8.02	11.88%		23,154	0.92%		0.80%		0.76%
9/30/15[i]	8.20	0.04	(0.18)	(0.14)	-	(0.03)	(0.03)	8.03	(1.71%	)[b]	20,054	0.91%	[a]	0.80%	[a]	0.71%	[a]
12/31/14	8.35	0.06	0.86	0.92	(0.07)	(1.00)	(1.07)	8.20	11.38%		21,110	0.87%		0.80%		0.75%
12/31/13	6.62	0.06	2.05	2.11	(0.07)	(0.31)	(0.38)	8.35	32.24%		86,288	0.90%		0.81%		0.79%
12/31/12	5.89	0.07	0.71	0.78	(0.05)	(0.00)[d]	(0.05)	6.62	13.26%		73,897	0.91%		0.83%		1.02%
Service Class
9/30/17	$7.88	$0.07	$1.35	$1.42	$(0.07)	$(0.94)	$(1.01)	$8.29	20.41%		$8,668	1.04%		0.90%		0.88%
9/30/16	7.91	0.05	0.84	0.89	(0.06)	(0.86)	(0.92)	7.88	11.69%		6,561	1.02%		0.90%		0.67%
9/30/15[i]	8.07	0.04	(0.17)	(0.13)	-	(0.03)	(0.03)	7.91	(1.62%	)[b]	5,627	1.01%	[a]	0.90%	[a]	0.62%	[a]
12/31/14	8.25	0.06	0.83	0.89	(0.07)	(1.00)	(1.07)	8.07	11.13%		6,829	0.94%		0.90%		0.76%
12/31/13	6.54	0.05	2.04	2.09	(0.07)	(0.31)	(0.38)	8.25	32.23%		6,015	0.94%		0.91%		0.68%
12/31/12	5.82	0.05	0.71	0.76	(0.04)	(0.00)[d]	(0.04)	6.54	13.09%		3,948	0.97%		0.94%		0.73%
Administrative Class
9/30/17	$7.72	$0.06	$1.32	$1.38	$(0.06)	$(0.94)	$(1.00)	$8.10	20.31%		$10,889	1.14%		1.00%		0.77%
9/30/16	7.77	0.04	0.83	0.87	(0.06)	(0.86)	(0.92)	7.72	11.54%		10,205	1.12%		1.00%		0.56%
9/30/15[i]	7.93	0.03	(0.16)	(0.13)	-	(0.03)	(0.03)	7.77	(1.65%	)[b]	10,157	1.11%	[a]	1.00%	[a]	0.50%	[a]
12/31/14	8.13	0.05	0.81	0.86	(0.06)	(1.00)	(1.06)	7.93	10.93%		9,696	1.06%		1.01%		0.64%
12/31/13	6.45	0.04	2.00	2.04	(0.05)	(0.31)	(0.36)	8.13	32.00%		10,925	1.09%		1.06%		0.55%
12/31/12	5.74	0.04	0.70	0.74	(0.03)	(0.00)[d]	(0.03)	6.45	12.97%		10,370	1.12%		1.09%		0.61%
Class A
9/30/17	$7.43	$0.04	$1.26	$1.30	$(0.04)	$(0.94)	$(0.98)	$7.75	19.91%		$15,687	1.39%		1.25%		0.53%
9/30/16	7.50	0.02	0.80	0.82	(0.03)	(0.86)	(0.89)	7.43	11.30%		16,594	1.37%		1.25%		0.31%
9/30/15[i]	7.68	0.02	(0.17)	(0.15)	-	(0.03)	(0.03)	7.50	(1.96%	)[b]	17,774	1.36%	[a]	1.25%	[a]	0.26%	[a]
12/31/14	7.89	0.03	0.80	0.83	(0.04)	(1.00)	(1.04)	7.68	10.86%		24,193	1.31%		1.26%		0.38%
12/31/13	6.28	0.02	1.94	1.96	(0.04)	(0.31)	(0.35)	7.89	31.53%		23,867	1.34%		1.31%		0.29%
12/31/12	5.58	0.02	0.69	0.71	(0.01)	(0.00)[d]	(0.01)	6.28	12.79%		16,843	1.37%		1.35%		0.29%
Class R4
9/30/17	$7.39	$0.05	$1.25	$1.30	$(0.07)	$(0.94)	$(1.01)	$7.68	20.10%		$2,908	1.29%		1.15%		0.63%
9/30/16	7.49	0.03	0.79	0.82	(0.06)	(0.86)	(0.92)	7.39	11.33%		720	1.27%		1.15%		0.42%
9/30/15[i]	7.66	0.02	(0.16)	(0.14)	-	(0.03)	(0.03)	7.49	(1.84%	)[b]	193	1.26%	[a]	1.15%	[a]	0.32%	[a]
12/31/14[h]	7.95	0.04	0.73	0.77	(0.06)	(1.00)	(1.06)	7.66	10.03%	[b]	110	1.20%	[a]	1.15%	[a]	0.59%	[a]
Class R3
9/30/17	$7.04	$0.03	$1.19	$1.22	$(0.05)	$(0.94)	$(0.99)	$7.27	19.93%		$2,301	1.54%		1.40%		0.39%
9/30/16	7.19	0.01	0.76	0.77	(0.06)	(0.86)	(0.92)	7.04	11.15%		1,343	1.52%		1.40%		0.20%
9/30/15[i]	7.38	(0.00)[d]	(0.16)	(0.16)	-	(0.03)	(0.03)	7.19	(2.18%	)[b]	100	1.51%	[a]	1.40%	[a]	(0.06%	)[a]
12/31/14	7.64	0.02	0.76	0.78	(0.04)	(1.00)	(1.04)	7.38	10.51%		3	1.49%		1.44%		0.24%
12/31/13	6.07	0.00 [d]	1.88	1.88	(0.00)[d]	(0.31)	(0.31)	7.64	31.26%		168	1.64%		1.61%		0.02%
12/31/12	5.41	(0.00)[d]	0.66	0.66	-	(0.00)[d]	(0.00)[d]	6.07	12.27%		248	1.68%		1.66%		(0.02%	)

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	52%	49%	37%	59%	62%	109%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  160  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$16.66	$0.07	$3.81	$3.88	$(0.10)	$(0.66)	$(0.76)	$19.78	24.41%		$1,081,072	0.65%		N/A		0.38%
9/30/16	17.24	0.05	2.33	2.38	(0.10)	(2.86)	(2.96)	16.66	14.57%		511,543	0.66%		N/A		0.34%
9/30/15[i]	17.24	0.03	0.13	0.16	-	(0.16)	(0.16)	17.24	0.87%	[b]	317,029	0.67%	[a]	N/A		0.24%	[a]
12/31/14[h]	16.75	0.01	1.73	1.74	-	(1.25)	(1.25)	17.24	10.55%	[b]	268,755	0.66%	[a]	N/A		0.05%	[a]
Class R5
9/30/17	$16.63	$0.05	$3.81	$3.86	$(0.08)	$(0.66)	$(0.74)	$19.75	24.33%		$443,867	0.75%		N/A		0.28%
9/30/16	17.22	0.04	2.31	2.35	(0.08)	(2.86)	(2.94)	16.63	14.38%		367,547	0.76%		N/A		0.23%
9/30/15[i]	17.23	0.02	0.13	0.15	-	(0.16)	(0.16)	17.22	0.81%	[b]	491,897	0.77%	[a]	N/A		0.14%	[a]
12/31/14	16.94	(0.01)	1.55	1.54	-	(1.25)	(1.25)	17.23	9.25%		560,395	0.76%		0.76%	[n]	(0.05%	)
12/31/13	12.77	0.00 [d]	5.24	5.24	(0.00)[d]	(1.07)	(1.07)	16.94	41.38%		526,553	0.78%		0.76%		0.02%
12/31/12	10.81	0.04	1.95	1.99	(0.03)	-	(0.03)	12.77	18.43%		406,245	0.82%		0.76%		0.34%
Service Class
9/30/17	$16.49	$0.03	$3.77	$3.80	$(0.06)	$(0.66)	$(0.72)	$19.57	24.14%		$133,658	0.85%		N/A		0.18%
9/30/16	17.09	0.02	2.31	2.33	(0.07)	(2.86)	(2.93)	16.49	14.37%		212,993	0.86%		N/A		0.14%
9/30/15[i]	17.12	0.01	0.12	0.13	-	(0.16)	(0.16)	17.09	0.70%	[b]	197,891	0.87%	[a]	N/A		0.04%	[a]
12/31/14	16.85	(0.02)	1.54	1.52	-	(1.25)	(1.25)	17.12	9.18%		158,076	0.85%		0.85%	[n]	(0.14%	)
12/31/13	12.71	(0.01)	5.22	5.21	(0.00)[d]	(1.07)	(1.07)	16.85	41.34%		188,792	0.87%		0.82%		(0.04%	)
12/31/12	10.77	0.03	1.93	1.96	(0.02)	-	(0.02)	12.71	18.23%		128,562	0.95%		0.82%		0.26%
Administrative Class
9/30/17	$16.28	$0.01	$3.73	$3.74	$(0.05)	$(0.66)	$(0.71)	$19.31	24.05%		$257,730	0.95%		N/A		0.08%
9/30/16	16.90	0.01	2.27	2.28	(0.04)	(2.86)	(2.90)	16.28	14.23%		232,088	0.96%		N/A		0.04%
9/30/15[i]	16.94	(0.01)	0.13	0.12	-	(0.16)	(0.16)	16.90	0.64%	[b]	226,193	0.97%	[a]	N/A		(0.05%	)[a]
12/31/14	16.71	(0.04)	1.52	1.48	-	(1.25)	(1.25)	16.94	9.01%		262,694	0.96%		0.96%	[n]	(0.26%	)
12/31/13	12.64	(0.03)	5.17	5.14	(0.00)[d]	(1.07)	(1.07)	16.71	41.01%		242,816	1.02%		0.98%		(0.22%	)
12/31/12	10.71	0.01	1.93	1.94	(0.01)	-	(0.01)	12.64	18.07%		319,306	1.07%		0.98%		0.10%
Class A
9/30/17	$15.65	$(0.03)	$3.58	$3.55	$(0.01)	$(0.66)	$(0.67)	$18.53	23.73%		$162,073	1.20%		N/A		(0.16%	)
9/30/16	16.35	(0.03)	2.20	2.17	(0.01)	(2.86)	(2.87)	15.65	13.93%		161,079	1.21%		N/A		(0.22%	)
9/30/15[i]	16.42	(0.04)	0.13	0.09	-	(0.16)	(0.16)	16.35	0.48%	[b]	150,749	1.22%	[a]	N/A		(0.30%	)[a]
12/31/14	16.27	(0.08)	1.48	1.40	-	(1.25)	(1.25)	16.42	8.77%		157,200	1.21%		1.20%		(0.50%	)
12/31/13	12.35	(0.06)	5.05	4.99	(0.00)[d]	(1.07)	(1.07)	16.27	40.76%		182,452	1.26%		1.19%		(0.41%	)
12/31/12	10.48	(0.01)	1.88	1.87	-	-	-	12.35	17.84%		140,294	1.32%		1.19%		(0.08%	)
Class R4
9/30/17	$15.66	$(0.01)	$3.57	$3.56	$(0.05)	$(0.66)	$(0.71)	$18.51	23.81%		$67,035	1.10%		N/A		(0.07%	)
9/30/16	16.38	(0.02)	2.21	2.19	(0.05)	(2.86)	(2.91)	15.66	14.08%		44,451	1.11%		N/A		(0.11%	)
9/30/15[i]	16.44	(0.03)	0.13	0.10	-	(0.16)	(0.16)	16.38	0.54%	[b]	19,816	1.12%	[a]	N/A		(0.23%	)[a]
12/31/14[h]	16.08	(0.06)	1.67	1.61	-	(1.25)	(1.25)	16.44	10.18%	[b]	776	1.11%	[a]	N/A		(0.44%	)[a]
Class R3
9/30/17	$14.78	$(0.05)	$3.37	$3.32	$(0.03)	$(0.66)	$(0.69)	$17.41	23.59%		$40,705	1.35%		N/A		(0.32%	)
9/30/16	15.65	(0.05)	2.09	2.04	(0.05)	(2.86)	(2.91)	14.78	13.77%		22,853	1.36%		N/A		(0.36%	)
9/30/15[i]	15.75	(0.06)	0.12	0.06	-	(0.16)	(0.16)	15.65	0.38%	[b]	3,937	1.37%	[a]	N/A		(0.47%	)[a]
12/31/14	15.68	(0.11)	1.43	1.32	-	(1.25)	(1.25)	15.75	8.52%		900	1.39%		1.39%	[n]	(0.70%	)
12/31/13	11.97	(0.10)	4.88	4.78	(0.00)[d]	(1.07)	(1.07)	15.68	40.30%		967	1.55%		1.51%		(0.73%	)
12/31/12	10.18	(0.04)	1.83	1.79	-	-	-	11.97	17.58%		727	1.62%		1.51%		(0.35%	)

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	27%	30%	48%	34%	33%	20%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

–  161  –

MASSMUTUAL SELECT GROWTH OPPORTUNITIES FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.82	$(0.02)	$1.95	$1.93	$-	$(0.78)	$(0.78)	$11.97	19.63%		$378,731	0.74%		N/A	(0.18%	)
9/30/16	10.98	(0.01)	1.07	1.06	-	(1.22)	(1.22)	10.82	9.61%		352,915	0.74%		N/A	(0.10%	)
9/30/15[i]	11.90	0.00 [d]	(0.64)	(0.64)	-	(0.28)	(0.28)	10.98	(5.48%	)[b]	352,117	0.74%	[a]	N/A	0.05%	[a]
12/31/14	11.43	0.01	1.20	1.21	-	(0.74)	(0.74)	11.90	10.75%		312,757	0.75%		0.72%	0.10%
12/31/13	8.89	0.00 [d]	3.38	3.38	(0.01)	(0.83)	(0.84)	11.43	38.50%		141,922	0.84%		0.69%	0.02%
12/31/12	7.40	0.07	1.42	1.49	-	-	-	8.89	20.14%		76,857	0.85%		0.70%	0.86%
Class R5
9/30/17	$10.74	$(0.03)	$1.94	$1.91	$-	$(0.78)	$(0.78)	$11.87	19.59%		$185,795	0.84%		N/A	(0.28%	)
9/30/16	10.92	(0.01)	1.05	1.04	-	(1.22)	(1.22)	10.74	9.47%		192,509	0.84%		N/A	(0.14%	)
9/30/15[i]	11.85	(0.00)[d]	(0.65)	(0.65)	-	(0.28)	(0.28)	10.92	(5.58%	)[b]	220,721	0.84%	[a]	N/A	(0.03%	)[a]
12/31/14	11.39	0.00 [d]	1.20	1.20	-	(0.74)	(0.74)	11.85	10.70%		272,981	0.87%		0.83%	0.04%
12/31/13	8.87	(0.01)	3.36	3.35	-	(0.83)	(0.83)	11.39	38.28%		340,443	0.99%		0.84%	(0.13%	)
12/31/12	7.40	0.01	1.46	1.47	-	-	-	8.87	19.86%		268,035	1.00%		0.85%	0.06%
Service Class
9/30/17	$10.50	$(0.04)	$1.90	$1.86	$-	$(0.78)	$(0.78)	$11.58	19.55%		$74,058	0.94%		N/A	(0.38%	)
9/30/16	10.72	(0.03)	1.03	1.00	-	(1.22)	(1.22)	10.50	9.26%		149,667	0.94%		N/A	(0.31%	)
9/30/15[i]	11.64	(0.01)	(0.63)	(0.64)	-	(0.28)	(0.28)	10.72	(5.60%	)[b]	149,543	0.94%	[a]	N/A	(0.15%	)[a]
12/31/14	11.22	(0.01)	1.17	1.16	-	(0.74)	(0.74)	11.64	10.51%		158,891	0.96%		0.93%	(0.08%	)
12/31/13	8.76	(0.02)	3.31	3.29	-	(0.83)	(0.83)	11.22	38.07%		85,741	1.09%		0.94%	(0.23%	)
12/31/12	7.31	0.00 [d]	1.45	1.45	-	-	-	8.76	19.84%		45,380	1.10%		0.95%	0.03%
Administrative Class
9/30/17	$10.21	$(0.05)	$1.83	$1.78	$-	$(0.78)	$(0.78)	$11.21	19.31%		$89,663	1.04%		N/A	(0.48%	)
9/30/16	10.46	(0.04)	1.01	0.97	-	(1.22)	(1.22)	10.21	9.21%		90,616	1.04%		N/A	(0.43%	)
9/30/15[i]	11.37	(0.02)	(0.61)	(0.63)	-	(0.28)	(0.28)	10.46	(5.64%	)[b]	107,017	1.04%	[a]	N/A	(0.26%	)[a]
12/31/14	10.98	(0.02)	1.15	1.13	-	(0.74)	(0.74)	11.37	10.46%		146,975	1.07%		1.04%	(0.19%	)
12/31/13	8.60	(0.04)	3.25	3.21	-	(0.83)	(0.83)	10.98	37.85%		110,471	1.24%		1.09%	(0.39%	)
12/31/12	7.19	(0.01)	1.42	1.41	-	-	-	8.60	19.61%		85,363	1.25%		1.10%	(0.10%	)
Class A
9/30/17	$9.65	$(0.07)	$1.72	$1.65	$-	$(0.78)	$(0.78)	$10.52	19.07%		$76,756	1.29%		N/A	(0.73%	)
9/30/16	9.97	(0.07)	0.97	0.90	-	(1.22)	(1.22)	9.65	8.93%		103,902	1.29%		N/A	(0.72%	)
9/30/15[i]	10.88	(0.04)	(0.59)	(0.63)	-	(0.28)	(0.28)	9.97	(5.90%	)[b]	140,896	1.29%	[a]	N/A	(0.49%	)[a]
12/31/14	10.56	(0.05)	1.11	1.06	-	(0.74)	(0.74)	10.88	10.21%		178,641	1.33%		1.29%	(0.44%	)
12/31/13	8.32	(0.06)	3.13	3.07	-	(0.83)	(0.83)	10.56	37.43%		168,430	1.49%		1.34%	(0.63%	)
12/31/12	6.97	(0.03)	1.38	1.35	-	-	-	8.32	19.37%		102,385	1.50%		1.35%	(0.35%	)
Class R4
9/30/17	$9.68	$(0.06)	$1.73	$1.67	$-	$(0.78)	$(0.78)	$10.57	19.22%		$9,200	1.19%		N/A	(0.63%	)
9/30/16	9.99	(0.05)	0.96	0.91	-	(1.22)	(1.22)	9.68	9.02%		6,861	1.19%		N/A	(0.58%	)
9/30/15[i]	10.88	(0.04)	(0.57)	(0.61)	-	(0.28)	(0.28)	9.99	(5.71%	)[b]	2,794	1.19%	[a]	N/A	(0.46%	)[a]
12/31/14[h]	10.57	(0.03)	1.08	1.05	-	(0.74)	(0.74)	10.88	10.11%	[b]	110	1.18%	[a]	N/A	(0.40%	)[a]
Class R3
9/30/17	$9.08	$(0.08)	$1.60	$1.52	$-	$(0.78)	$(0.78)	$9.82	18.82%		$1,035	1.44%		N/A	(0.88%	)
9/30/16	9.46	(0.07)	0.91	0.84	-	(1.22)	(1.22)	9.08	8.77%		859	1.44%		N/A	(0.81%	)
9/30/15[i]	10.34	(0.05)	(0.55)	(0.60)	-	(0.28)	(0.28)	9.46	(5.92%	)[b]	751	1.44%	[a]	N/A	(0.70%	)[a]
12/31/14	10.09	(0.07)	1.06	0.99	-	(0.74)	(0.74)	10.34	9.99%		127	1.45%		1.44%	(0.65%	)
12/31/13	8.00	(0.09)	3.01	2.92	-	(0.83)	(0.83)	10.09	37.05%		29	1.79%		1.64%	(0.93%	)
12/31/12	6.73	(0.05)	1.32	1.27	-	-	-	8.00	18.87%		24	1.80%		1.65%	(0.69%	)

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	19%	22%	28%	25%	29%	19%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  162  –

MASSMUTUAL SELECT MID-CAP VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$13.59	$0.21	$1.87	$2.08	$(0.21)	$(0.26)	$(0.47)	$15.20	15.51%		$81,793	0.92%		0.80%		1.46%
9/30/16	13.71	0.15	1.93	2.08	(0.20)	(2.00)	(2.20)	13.59	17.08%		106,786	0.94%		0.80%		1.19%
9/30/15[i]	15.25	0.11	(1.49)	(1.38)	-	(0.16)	(0.16)	13.71	(9.12%	)[b]	128,581	0.84%	[a]	0.80%	[a]	1.00%	[a]
12/31/14	14.68	0.21	0.77	0.98	(0.18)	(0.23)	(0.41)	15.25	6.75%		132,365	0.80%		0.79%		1.37%
12/31/13	11.09	0.18	3.59	3.77	(0.18)	-	(0.18)	14.68	34.02%		67,095	0.84%		0.74%		1.36%
12/31/12	9.68	0.24	1.36	1.60	(0.19)	-	(0.19)	11.09	16.54%		75,912	0.83%		0.73%		2.18%
Class R5
9/30/17	$13.67	$0.20	$1.87	$2.07	$(0.20)	$(0.26)	$(0.46)	$15.28	15.32%		$7,290	1.02%		0.90%		1.34%
9/30/16	13.75	0.15	1.93	2.08	(0.16)	(2.00)	(2.16)	13.67	17.03%		7,072	1.04%		0.90%		1.12%
9/30/15[i]	15.32	0.09	(1.50)	(1.41)	-	(0.16)	(0.16)	13.75	(9.22%	)[b]	8,406	0.94%	[a]	0.90%	[a]	0.83%	[a]
12/31/14	14.71	0.12	0.85	0.97	(0.13)	(0.23)	(0.36)	15.32	6.59%		18,333	0.88%		0.88%	[k]	0.79%
12/31/13	11.12	0.16	3.60	3.76	(0.17)	-	(0.17)	14.71	33.85%		81,923	0.88%		0.83%		1.24%
12/31/12	9.69	0.14	1.44	1.58	(0.15)	-	(0.15)	11.12	16.35%		56,001	0.90%		0.80%		1.32%
Service Class
9/30/17	$13.62	$0.19	$1.87	$2.06	$(0.18)	$(0.26)	$(0.44)	$15.24	15.29%		$1,998	1.12%		1.00%		1.29%
9/30/16	13.72	0.12	1.94	2.06	(0.16)	(2.00)	(2.16)	13.62	16.87%		2,158	1.14%		1.00%		0.95%
9/30/15[i]	15.29	0.08	(1.49)	(1.41)	-	(0.16)	(0.16)	13.72	(9.30%	)[b]	2,689	1.04%	[a]	1.00%	[a]	0.72%	[a]
12/31/14	14.71	0.15	0.81	0.96	(0.15)	(0.23)	(0.38)	15.29	6.57%		5,022	0.99%		0.99%	[k]	0.96%
12/31/13	11.12	0.15	3.60	3.75	(0.16)	-	(0.16)	14.71	33.73%		2,574	0.98%		0.93%		1.14%
12/31/12	9.71	0.14	1.43	1.57	(0.16)	-	(0.16)	11.12	16.21%		1,688	1.00%		0.90%		1.30%
Administrative Class
9/30/17	$13.81	$0.17	$1.90	$2.07	$(0.19)	$(0.26)	$(0.45)	$15.43	15.15%		$811	1.22%		1.10%		1.14%
9/30/16	13.81	0.13	1.94	2.07	(0.07)	(2.00)	(2.07)	13.81	16.74%		656	1.24%		1.10%		0.97%
9/30/15[i]	15.40	0.06	(1.49)	(1.43)	-	(0.16)	(0.16)	13.81	(9.36%	)[b]	270	1.14%	[a]	1.10%	[a]	0.56%	[a]
12/31/14	14.81	0.10	0.84	0.94	(0.12)	(0.23)	(0.35)	15.40	6.39%		1,147	1.10%		1.10%	[k]	0.69%
12/31/13	11.19	0.13	3.62	3.75	(0.13)	-	(0.13)	14.81	33.57%		4,260	1.13%		1.08%		1.01%
12/31/12	9.76	0.12	1.45	1.57	(0.14)	-	(0.14)	11.19	16.12%		3,552	1.15%		1.05%		1.12%
Class A
9/30/17	$13.61	$0.13	$1.87	$2.00	$(0.14)	$(0.26)	$(0.40)	$15.21	14.83%		$2,178	1.47%		1.35%		0.90%
9/30/16	13.67	0.08	1.93	2.01	(0.07)	(2.00)	(2.07)	13.61	16.46%		1,755	1.49%		1.35%		0.62%
9/30/15[i]	15.27	0.04	(1.48)	(1.44)	-	(0.16)	(0.16)	13.67	(9.51%	)[b]	2,287	1.39%	[a]	1.35%	[a]	0.36%	[a]
12/31/14	14.69	0.09	0.81	0.90	(0.09)	(0.23)	(0.32)	15.27	6.18%		5,759	1.35%		1.35%	[k]	0.58%
12/31/13	11.11	0.10	3.58	3.68	(0.10)	-	(0.10)	14.69	33.18%		6,092	1.38%		1.33%		0.73%
12/31/12	9.69	0.10	1.43	1.53	(0.11)	-	(0.11)	11.11	15.84%		4,385	1.40%		1.30%		0.89%
Class R4
9/30/17	$13.54	$0.14	$1.85	$1.99	$(0.16)	$(0.26)	$(0.42)	$15.11	14.90%		$130	1.37%		1.25%		0.98%
9/30/16	13.65	0.10	1.92	2.02	(0.13)	(2.00)	(2.13)	13.54	16.62%		94	1.39%		1.25%		0.75%
9/30/15[i]	15.24	0.06	(1.49)	(1.43)	-	(0.16)	(0.16)	13.65	(9.46%	)[b]	93	1.29%	[a]	1.25%	[a]	0.54%	[a]
12/31/14[h]	15.01	0.09	0.50	0.59	(0.13)	(0.23)	(0.36)	15.24	3.98%	[b]	104	1.25%	[a]	1.25%	[a,n]	0.79%	[a]
Class R3
9/30/17	$13.48	$0.12	$1.84	$1.96	$(0.12)	$(0.26)	$(0.38)	$15.06	14.70%		$333	1.62%		1.50%		0.80%
9/30/16	13.60	0.07	1.90	1.97	(0.09)	(2.00)	(2.09)	13.48	16.25%		102	1.64%		1.50%		0.52%
9/30/15[i]	15.21	0.03	(1.48)	(1.45)	-	(0.16)	(0.16)	13.60	(9.61%	)[b]	89	1.54%	[a]	1.50%	[a]	0.28%	[a]
12/31/14	14.64	0.06	0.81	0.87	(0.07)	(0.23)	(0.30)	15.21	5.99%		106	1.53%		1.53%	[k]	0.42%
12/31/13	11.07	0.06	3.57	3.63	(0.06)	-	(0.06)	14.64	32.77%		95	1.68%		1.63%		0.43%
12/31/12	9.67	0.06	1.43	1.49	(0.09)	-	(0.09)	11.07	15.46%		76	1.70%		1.60%		0.60%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	88%	96%	105%	112%	109%	85%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

–  163  –

MASSMUTUAL SELECT SMALL CAP VALUE EQUITY FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$16.19	$0.09	$2.76	$2.85	$(0.08)	$(0.89)	$(0.97)	$18.07	17.90%		$113,321	0.86%		0.80%		0.55%
9/30/16	14.62	0.08	2.08	2.16	(0.09)	(0.50)	(0.59)	16.19	15.20%		122,745	0.87%		0.80%		0.55%
9/30/15[i]	15.76	0.07	(1.21)	(1.14)	(0.00)[d]	-	(0.00)[d]	14.62	(7.23%	)[b]	65,868	0.87%	[a]	0.80%	[a]	0.62%	[a]
12/31/14[h]	15.09	0.09	0.69	0.78	(0.11)	-	(0.11)	15.76	5.19%	[b]	60,528	0.83%	[a]	0.80%	[a]	0.80%	[a]
Class R5
9/30/17	$16.20	$0.08	$2.75	$2.83	$(0.06)	$(0.89)	$(0.95)	$18.08	17.76%		$43,715	0.96%		0.90%		0.44%
9/30/16	14.62	0.06	2.09	2.15	(0.07)	(0.50)	(0.57)	16.20	15.15%		49,774	0.97%		0.90%		0.43%
9/30/15[i]	15.77	0.06	(1.21)	(1.15)	(0.00)[d]	-	(0.00)[d]	14.62	(7.29%	)[b]	93,458	0.97%	[a]	0.90%	[a]	0.52%	[a]
12/31/14	14.93	0.11	0.82	0.93	(0.09)	-	(0.09)	15.77	6.27%		97,987	0.90%		0.88%		0.73%
12/31/13	10.71	0.06	4.23	4.29	(0.07)	-	(0.07)	14.93	40.05%		138,272	0.85%		N/A		0.50%
12/31/12	9.05	0.09	1.66	1.75	(0.09)	-	(0.09)	10.71	19.40%		115,775	0.85%		N/A		0.95%
Service Class
9/30/17	$16.22	$0.06	$2.77	$2.83	$(0.05)	$(0.89)	$(0.94)	$18.11	17.71%		$8,940	1.06%		1.00%		0.34%
9/30/16	14.66	0.06	2.07	2.13	(0.07)	(0.50)	(0.57)	16.22	14.97%		7,326	1.07%		1.00%		0.37%
9/30/15[i]	15.82	0.05	(1.21)	(1.16)	(0.00)[d]	-	(0.00)[d]	14.66	(7.33%	)[b]	3,272	1.07%	[a]	1.00%	[a]	0.46%	[a]
12/31/14	14.93	0.10	0.83	0.93	(0.04)	-	(0.04)	15.82	6.21%		1,472	1.00%		0.98%		0.66%
12/31/13	10.71	0.05	4.22	4.27	(0.05)	-	(0.05)	14.93	39.91%		5,264	0.95%		N/A		0.41%
12/31/12	9.06	0.08	1.65	1.73	(0.08)	-	(0.08)	10.71	19.15%		3,186	0.95%		N/A		0.83%
Administrative Class
9/30/17	$16.15	$0.04	$2.75	$2.79	$(0.05)	$(0.89)	$(0.94)	$18.00	17.57%		$8,977	1.16%		1.10%		0.26%
9/30/16	14.57	0.03	2.08	2.11	(0.03)	(0.50)	(0.53)	16.15	14.89%		4,908	1.17%		1.10%		0.22%
9/30/15[i]	15.74	0.04	(1.21)	(1.17)	(0.00)[d]	-	(0.00)[d]	14.57	(7.43%	)[b]	6,020	1.17%	[a]	1.10%	[a]	0.34%	[a]
12/31/14	14.90	0.08	0.82	0.90	(0.06)	-	(0.06)	15.74	6.05%		3,790	1.12%		1.10%		0.52%
12/31/13	10.69	0.03	4.22	4.25	(0.04)	-	(0.04)	14.90	39.73%		4,359	1.10%		N/A		0.27%
12/31/12	9.04	0.07	1.65	1.72	(0.07)	-	(0.07)	10.69	19.03%		2,551	1.10%		N/A		0.69%
Class A
9/30/17	$16.08	$0.00 [d]	$2.73	$2.73	$(0.00)[d]	$(0.89)	$(0.89)	$17.92	17.25%		$10,493	1.41%		1.35%		0.01%
9/30/16	14.52	0.00 [d]	2.07	2.07	(0.01)	(0.50)	(0.51)	16.08	14.59%		8,850	1.42%		1.35%		0.00%	[e]
9/30/15[i]	15.71	0.01	(1.20)	(1.19)	(0.00)[d]	-	(0.00)[d]	14.52	(7.57%	)[b]	6,458	1.42%	[a]	1.35%	[a]	0.07%	[a]
12/31/14	14.87	0.04	0.82	0.86	(0.02)	-	(0.02)	15.71	5.82%		6,467	1.37%		1.35%		0.26%
12/31/13	10.68	(0.00)[d]	4.19	4.19	(0.00)[d]	-	(0.00)[d]	14.87	39.28%		6,526	1.35%		N/A		(0.01%	)
12/31/12	9.03	0.04	1.65	1.69	(0.04)	-	(0.04)	10.68	18.75%		5,179	1.35%		N/A		0.43%
Class R4
9/30/17	$16.01	$0.01	$2.73	$2.74	$(0.01)	$(0.89)	$(0.90)	$17.85	17.42%		$2,491	1.31%		1.25%		0.07%
9/30/16	14.51	0.02	2.05	2.07	(0.07)	(0.50)	(0.57)	16.01	14.66%		1,748	1.32%		1.25%		0.12%
9/30/15[i]	15.69	0.02	(1.20)	(1.18)	(0.00)[d]	-	(0.00)[d]	14.51	(7.51%	)[b]	639	1.32%	[a]	1.25%	[a]	0.19%	[a]
12/31/14[h]	15.02	0.04	0.69	0.73	(0.06)	-	(0.06)	15.69	4.85%	[b]	105	1.28%	[a]	1.25%	[a]	0.35%	[a]
Class R3
9/30/17	$16.00	$(0.03)	$2.73	$2.70	$-	$(0.89)	$(0.89)	$17.81	17.14%		$1,214	1.56%		1.50%		(0.18%	)
9/30/16	14.48	(0.02)	2.05	2.03	(0.01)	(0.50)	(0.51)	16.00	14.37%		440	1.57%		1.50%		(0.12%	)
9/30/15[i]	15.69	(0.01)	(1.20)	(1.21)	(0.00)[d]	-	(0.00)[d]	14.48	(7.70%	)[b]	123	1.57%	[a]	1.50%	[a]	(0.07%	)[a]
12/31/14[h]	15.02	0.01	0.69	0.70	(0.03)	-	(0.03)	15.69	4.66%	[b]	105	1.53%	[a]	1.50%	[a]	0.10%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	21%	26%	18%	22%	28%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  164  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.30	$0.09	$2.27	$2.36	$(0.13)	$(0.08)	$(0.21)	$13.45	20.96%		$112,070	0.95%		0.93%		0.72%
9/30/16	13.03	0.10	1.26	1.36	(0.09)	(3.00)	(3.09)	11.30	13.23%		125,482	0.94%		0.92%		0.96%
9/30/15[i]	14.38	0.04	(1.18)	(1.14)	-	(0.21)	(0.21)	13.03	(7.99%	)[b]	125,447	0.94%	[a]	0.92%	[a]	0.39%	[a]
12/31/14	16.37	0.08	0.47	0.55	(0.15)	(2.39)	(2.54)	14.38	4.10%		132,465	0.91%		0.89%		0.50%
12/31/13	14.03	0.16	4.29	4.45	(0.14)	(1.97)	(2.11)	16.37	32.46%		126,064	0.94%		0.86%		0.97%
12/31/12	12.78	0.16	1.75	1.91	(0.20)	(0.46)	(0.66)	14.03	15.04%		74,820	0.94%		0.86%		1.17%
Class R5
9/30/17	$11.35	$0.08	$2.27	$2.35	$(0.12)	$(0.08)	$(0.20)	$13.50	20.77%		$84,951	1.05%		1.03%		0.63%
9/30/16	13.06	0.09	1.27	1.36	(0.07)	(3.00)	(3.07)	11.35	13.18%		106,993	1.04%		1.02%		0.85%
9/30/15[i]	14.43	0.03	(1.19)	(1.16)	-	(0.21)	(0.21)	13.06	(8.11%	)[b]	128,043	1.04%	[a]	1.02%	[a]	0.27%	[a]
12/31/14	16.41	0.06	0.47	0.53	(0.12)	(2.39)	(2.51)	14.43	4.01%		207,540	1.03%		1.01%		0.38%
12/31/13	14.06	0.12	4.31	4.43	(0.11)	(1.97)	(2.08)	16.41	32.19%		252,704	1.13%		1.05%		0.77%
12/31/12	12.81	0.13	1.75	1.88	(0.17)	(0.46)	(0.63)	14.06	14.77%		231,211	1.13%		1.05%		0.96%
Service Class
9/30/17	$11.29	$0.06	$2.26	$2.32	$(0.10)	$(0.08)	$(0.18)	$13.43	20.65%		$12,810	1.15%		1.13%		0.50%
9/30/16	13.00	0.08	1.26	1.34	(0.05)	(3.00)	(3.05)	11.29	13.05%		15,783	1.14%		1.12%		0.77%
9/30/15[i]	14.38	0.02	(1.19)	(1.17)	-	(0.21)	(0.21)	13.00	(8.20%	)[b]	16,672	1.14%	[a]	1.12%	[a]	0.17%	[a]
12/31/14	16.36	0.05	0.47	0.52	(0.11)	(2.39)	(2.50)	14.38	3.92%		37,270	1.12%		1.09%		0.30%
12/31/13	14.02	0.12	4.29	4.41	(0.10)	(1.97)	(2.07)	16.36	32.18%		44,234	1.17%		1.09%		0.73%
12/31/12	12.76	0.12	1.75	1.87	(0.15)	(0.46)	(0.61)	14.02	14.76%		33,617	1.17%		1.09%		0.85%
Administrative Class
9/30/17	$11.12	$0.05	$2.23	$2.28	$(0.10)	$(0.08)	$(0.18)	$13.22	20.53%		$14,943	1.25%		1.23%		0.41%
9/30/16	12.85	0.07	1.24	1.31	(0.04)	(3.00)	(3.04)	11.12	12.95%		16,447	1.24%		1.22%		0.66%
9/30/15[i]	14.22	0.01	(1.17)	(1.16)	-	(0.21)	(0.21)	12.85	(8.23%	)[b]	18,220	1.24%	[a]	1.22%	[a]	0.08%	[a]
12/31/14	16.21	0.03	0.46	0.49	(0.09)	(2.39)	(2.48)	14.22	3.74%		24,796	1.23%		1.21%		0.16%
12/31/13	13.90	0.09	4.26	4.35	(0.07)	(1.97)	(2.04)	16.21	32.03%		36,198	1.32%		1.24%		0.59%
12/31/12	12.67	0.10	1.74	1.84	(0.15)	(0.46)	(0.61)	13.90	14.57%		36,619	1.32%		1.24%		0.77%
Class A
9/30/17	$10.80	$0.02	$2.17	$2.19	$(0.06)	$(0.08)	$(0.14)	$12.85	20.31%		$23,325	1.50%		1.48%		0.15%
9/30/16	12.56	0.04	1.20	1.24	(0.00)[d]	(3.00)	(3.00)	10.80	12.59%		26,790	1.49%		1.47%		0.40%
9/30/15[i]	13.93	(0.02)	(1.14)	(1.16)	-	(0.21)	(0.21)	12.56	(8.40%	)[b]	30,820	1.49%	[a]	1.47%	[a]	(0.17%	)[a]
12/31/14	15.92	(0.01)	0.45	0.44	(0.04)	(2.39)	(2.43)	13.93	3.51%		43,390	1.48%		1.46%		(0.08%	)
12/31/13	13.66	0.06	4.17	4.23	(0.00)[d]	(1.97)	(1.97)	15.92	31.69%		59,004	1.57%		1.49%		0.37%
12/31/12	12.46	0.07	1.70	1.77	(0.11)	(0.46)	(0.57)	13.66	14.28%		100,321	1.57%		1.49%		0.51%
Class R4
9/30/17	$10.74	$0.03	$2.15	$2.18	$(0.11)	$(0.08)	$(0.19)	$12.73	$20.33%		$525	1.40%		1.38%		0.28%
9/30/16	12.52	0.05	1.21	1.26	(0.04)	(3.00)	(3.04)	10.74	12.80%		184	1.39%		1.37%		0.51%
9/30/15[i]	13.88	(0.01)	(1.14)	(1.15)	-	(0.21)	(0.21)	12.52	(8.36%	)[b]	92	1.39%	[a]	1.37%	[a]	(0.06%	)[a]
12/31/14[h]	16.27	(0.01)	0.11	0.10	(0.10)	(2.39)	(2.49)	13.88	1.34%	[b]	101	1.35%	[a]	N/A		(0.05%	)[a]
Class R3
9/30/17	$10.19	$(0.00)[d]	$2.05	$2.05	$(0.07)	$(0.08)	$(0.15)	$12.09	20.14%		$180	1.65%		1.63%		(0.03%	)
9/30/16	12.03	0.03	1.13	1.16	-	(3.00)	(3.00)	10.19	12.42%		84	1.64%		1.62%		0.28%
09/30/15[i]	13.36	(0.03)	(1.09)	(1.12)	-	(0.21)	(0.21)	12.03	(8.46%	)[b]	57	1.64%	[a]	1.62%	[a]	(0.33%	)[a]
12/31/14	15.37	(0.04)	0.44	0.40	(0.02)	(2.39)	(2.41)	13.36	3.34%		80	1.67%		1.65%		(0.27%	)
12/31/13	13.28	0.01	4.05	4.06	(0.00)[d]	(1.97)	(1.97)	15.37	31.30%		194	1.87%		1.79%		0.03%
12/31/12	12.07	0.00 [d]	1.67	1.67	-	(0.46)	(0.46)	13.28	13.90%		145	1.87%		1.79%		0.03%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	57%	60%	86%	38%	44%	34%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  165  –

MM S&P MID CAP INDEX FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$13.56	$0.17	$2.02	$2.19	$(0.22)	$(1.22)	$(1.44)	$14.31	17.06%		$48,408	0.18%		0.18%	[n]	1.22%
9/30/16	12.44	0.19	1.61	1.80	(0.16)	(0.52)	(0.68)	13.56	15.15%		73,807	0.20%		0.20%	[n]	1.49%
09/30/15[i]	13.11	0.13	(0.75)	(0.62)	-	(0.05)	(0.05)	12.44	(4.77%	)[b]	137,654	0.22%	[a]	0.20%	[a]	1.26%	[a]
12/31/14	12.47	0.17	1.00	1.17	(0.15)	(0.38)	(0.53)	13.11	9.55%		144,235	0.20%		0.19%		1.35%
12/31/13	11.04	0.16	3.44	3.60	(0.18)	(1.99)	(2.17)	12.47	33.20%		93,319	0.23%		0.19%		1.25%
12/31/12[g]	10.00	0.09	1.11	1.20	(0.08)	(0.08)	(0.16)	11.04	12.06%	[b]	87,245	0.29%	[a]	0.19%	[a]	1.85%	[a]
Class R5
9/30/17	$13.52	$0.15	$2.02	$2.17	$(0.21)	$(1.22)	$(1.43)	$14.26	16.94%		$25,668	0.28%		0.28%	[n]	1.13%
9/30/16	12.41	0.18	1.60	1.78	(0.15)	(0.52)	(0.67)	13.52	15.01%		21,499	0.30%		0.30%	[n]	1.44%
9/30/15[i]	13.09	0.12	(0.75)	(0.63)	-	(0.05)	(0.05)	12.41	(4.86%	)[b]	11,433	0.32%	[a]	0.30%	[a]	1.18%	[a]
12/31/14	12.46	0.15	0.99	1.14	(0.13)	(0.38)	(0.51)	13.09	9.38%		5,628	0.30%		0.29%		1.20%
12/31/13	11.04	0.16	3.42	3.58	(0.17)	(1.99)	(2.16)	12.46	33.08%		5,893	0.33%		0.29%		1.22%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.02%	[b]	112	0.39%	[a]	0.29%	[a]	1.74%	[a]
Service Class
9/30/17	$13.46	$0.13	$2.01	$2.14	$(0.19)	$(1.22)	$(1.41)	$14.19	16.78%		$25,968	0.43%		0.43%	[n]	0.99%
9/30/16	12.36	0.16	1.59	1.75	(0.13)	(0.52)	(0.65)	13.46	14.77%		23,328	0.45%		0.45%	[n]	1.26%
09/30/15[i]	13.05	0.10	(0.74)	(0.64)	-	(0.05)	(0.05)	12.36	(4.95%	)[b]	16,533	0.47%	[a]	0.45%	[a]	1.02%	[a]
12/31/14	12.43	0.15	0.98	1.13	(0.13)	(0.38)	(0.51)	13.05	9.31%		12,480	0.45%		0.44%		1.16%
12/31/13	11.04	0.14	3.41	3.55	(0.17)	(1.99)	(2.16)	12.43	32.81%		3,206	0.48%		0.44%		1.07%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.01%	[b]	225	0.54%	[a]	0.44%	[a]	1.79%	[a]
Administrative Class
9/30/17	$13.45	$0.12	$2.01	$2.13	$(0.17)	$(1.22)	$(1.39)	$14.19	16.73%		$60,979	0.53%		0.53%	[n]	0.90%
9/30/16	12.35	0.15	1.59	1.74	(0.12)	(0.52)	(0.64)	13.45	14.69%		62,951	0.55%		0.55%	[n]	1.17%
9/30/15[i]	13.05	0.09	(0.74)	(0.65)	-	(0.05)	(0.05)	12.35	(5.03%	)[b]	50,069	0.57%	[a]	0.55%	[a]	0.92%	[a]
12/31/14	12.43	0.13	0.98	1.11	(0.11)	(0.38)	(0.49)	13.05	9.15%		42,628	0.55%		0.54%		1.02%
12/31/13	11.03	0.13	3.41	3.54	(0.15)	(1.99)	(2.14)	12.43	32.72%		12,453	0.58%		0.54%		0.96%
12/31/12[g]	10.00	0.09	1.10	1.19	(0.08)	(0.08)	(0.16)	11.03	11.92%	[b]	836	0.64%	[a]	0.54%	[a]	2.01%	[a]
Class A
9/30/17	$13.42	$0.09	$1.99	$2.08	$(0.14)	$(1.22)	$(1.36)	$14.14	16.34%		$33,142	0.78%		0.78%	[n]	0.65%
9/30/16	12.32	0.11	1.61	1.72	(0.10)	(0.52)	(0.62)	13.42	14.49%		42,316	0.80%		0.80%	[n]	0.91%
9/30/15[i]	13.04	0.07	(0.74)	(0.67)	-	(0.05)	(0.05)	12.32	(5.18%	)[b]	32,378	0.82%	[a]	0.80%	[a]	0.67%	[a]
12/31/14	12.43	0.10	0.97	1.07	(0.08)	(0.38)	(0.46)	13.04	8.83%		28,715	0.81%		0.80%		0.76%
12/31/13	11.04	0.09	3.42	3.51	(0.13)	(1.99)	(2.12)	12.43	32.40%		8,961	0.88%		0.84%		0.68%
12/31/12[g]	10.00	0.06	1.11	1.17	(0.05)	(0.08)	(0.13)	11.04	11.76%	[b]	112	0.94%	[a]	0.84%	[a]	1.19%	[a]
Class R4
9/30/17	$13.39	$0.10	$2.00	$2.10	$(0.17)	$(1.22)	$(1.39)	$14.10	16.52%		$130,620	0.68%		0.68%	[n]	0.76%
9/30/16	12.32	0.13	1.59	1.72	(0.13)	(0.52)	(0.65)	13.39	14.56%		36,917	0.70%		0.70%	[n]	1.04%
9/30/15[i]	13.04	0.09	(0.76)	(0.67)	-	(0.05)	(0.05)	12.32	(5.18%	)[b]	14,014	0.72%	[a]	0.70%	[a]	0.86%	[a]
12/31/14[h]	12.77	0.09	0.66	0.75	(0.10)	(0.38)	(0.48)	13.04	6.04%	[b]	132	0.69%	[a]	0.69%	[a,n]	0.89%	[a]
Class R3
9/30/17	$13.35	$0.07	$1.98	$2.05	$(0.14)	$(1.22)	$(1.36)	$14.04	16.22%		$144,122	0.93%		0.93%	[n]	0.51%
9/30/16	12.31	0.10	1.58	1.68	(0.12)	(0.52)	(0.64)	13.35	14.25%		33,905	0.95%		0.95%	[n]	0.81%
9/30/15[i]	13.04	0.06	(0.74)	(0.68)	-	(0.05)	(0.05)	12.31	(5.26%	)[b]	8,746	0.97%	[a]	0.95%	[a]	0.61%	[a]
12/31/14[h]	12.77	0.06	0.66	0.72	(0.07)	(0.38)	(0.45)	13.04	5.84%	[b]	142	0.95%	[a]	0.95%	[a,n]	0.60%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	33%	48%	18%	12%	54%	11%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

–  166  –

MM RUSSELL 2000 SMALL CAP INDEX FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$12.57	$0.17	$2.34	$2.51	$(0.19)	$(0.73)	$(0.92)	$14.16	20.64%		$49,853	0.22%		0.20%		1.28%
9/30/16	11.28	0.17	1.54	1.71	(0.14)	(0.28)	(0.42)	12.57	15.62%		127,660	0.21%		0.20%		1.48%
9/30/15[i]	12.24	0.13	(1.08)	(0.95)	-	(0.01)	(0.01)	11.28	(7.79%	)[b]	185,516	0.29%	[a]	0.20%	[a]	1.40%	[a]
12/31/14	13.20	0.17	0.40	0.57	(0.16)	(1.37)	(1.53)	12.24	4.94%		97,737	0.27%		0.20%		1.33%
12/31/13	10.95	0.18	3.95	4.13	(0.19)	(1.69)	(1.88)	13.20	38.47%		91,466	0.29%		0.19%		1.40%
12/31/12[g]	10.00	0.13	0.99	1.12	(0.12)	(0.05)	(0.17)	10.95	11.24%	[b]	86,679	0.30%	[a]	0.19%	[a]	2.88%	[a]
Class R5
9/30/17	$12.56	$0.15	$2.35	$2.50	$(0.18)	$(0.73)	$(0.91)	$14.15	20.57%		$16,566	0.32%		0.30%		1.18%
9/30/16	11.28	0.16	1.53	1.69	(0.13)	(0.28)	(0.41)	12.56	15.42%		15,287	0.31%		0.30%		1.40%
9/30/15[i]	12.24	0.12	(1.07)	(0.95)	-	(0.01)	(0.01)	11.28	(7.79%	)[b]	7,948	0.39%	[a]	0.30%	[a]	1.27%	[a]
12/31/14	13.19	0.15	0.40	0.55	(0.13)	(1.37)	(1.50)	12.24	4.80%		4,343	0.38%		0.30%		1.16%
12/31/13	10.95	0.19	3.93	4.12	(0.19)	(1.69)	(1.88)	13.19	38.38%		13,078	0.39%		0.29%		1.41%
12/31/12[g]	10.00	0.13	0.98	1.11	(0.11)	(0.05)	(0.16)	10.95	11.19%	[b]	111	0.40%	[a]	0.29%	[a]	2.76%	[a]
Service Class
9/30/17	$12.48	$0.13	$2.32	$2.45	$(0.16)	$(0.73)	$(0.89)	$14.04	20.33%		$19,390	0.47%		0.45%		1.03%
9/30/16	11.21	0.14	1.52	1.66	(0.11)	(0.28)	(0.39)	12.48	15.23%		13,347	0.46%		0.45%		1.22%
9/30/15[i]	12.17	0.10	(1.05)	(0.95)	-	(0.01)	(0.01)	11.21	(7.84%	)[b]	8,110	0.54%	[a]	0.45%	[a]	1.09%	[a]
12/31/14	13.16	0.15	0.37	0.52	(0.14)	(1.37)	(1.51)	12.17	4.55%		6,499	0.52%		0.45%		1.14%
12/31/13	10.94	0.18	3.92	4.10	(0.19)	(1.69)	(1.88)	13.16	38.24%		997	0.54%		0.44%		1.31%
12/31/12[g]	10.00	0.13	0.97	1.10	(0.11)	(0.05)	(0.16)	10.94	11.03%	[b]	129	0.55%	[a]	0.44%	[a]	2.73%	[a]
Administrative Class
9/30/17	$12.50	$0.12	$2.32	$2.44	$(0.15)	$(0.73)	$(0.88)	$14.06	20.16%		$52,240	0.57%		0.55%		0.93%
9/30/16	11.23	0.13	1.52	1.65	(0.10)	(0.28)	(0.38)	12.50	15.11%		44,061	0.56%		0.55%		1.14%
9/30/15[i]	12.20	0.09	(1.05)	(0.96)	-	(0.01)	(0.01)	11.23	(7.90%	)[b]	30,993	0.64%	[a]	0.55%	[a]	1.00%	[a]
12/31/14	13.18	0.13	0.39	0.52	(0.13)	(1.37)	(1.50)	12.20	4.52%		25,705	0.62%		0.55%		1.02%
12/31/13	10.94	0.15	3.94	4.09	(0.16)	(1.69)	(1.85)	13.18	38.13%		7,562	0.64%		0.54%		1.14%
12/31/12[g]	10.00	0.12	0.97	1.09	(0.10)	(0.05)	(0.15)	10.94	10.99%	[b]	127	0.65%	[a]	0.54%	[a]	2.60%	[a]
Class A
9/30/17	$12.43	$0.09	$2.30	$2.39	$(0.12)	$(0.73)	$(0.85)	$13.97	19.85%		$23,317	0.82%		0.80%		0.68%
9/30/16	11.16	0.10	1.52	1.62	(0.07)	(0.28)	(0.35)	12.43	14.91%		19,806	0.81%		0.80%		0.89%
9/30/15[i]	12.16	0.07	(1.06)	(0.99)	-	(0.01)	(0.01)	11.16	(8.18%	)[b]	14,478	0.89%	[a]	0.80%	[a]	0.73%	[a]
12/31/14	13.15	0.10	0.38	0.48	(0.10)	(1.37)	(1.47)	12.16	4.24%		15,338	0.88%		0.81%		0.76%
12/31/13	10.95	0.11	3.92	4.03	(0.14)	(1.69)	(1.83)	13.15	37.66%		5,547	0.94%		0.84%		0.82%
12/31/12[g]	10.00	0.10	0.99	1.09	(0.09)	(0.05)	(0.14)	10.95	10.83%	[b]	111	0.95%	[a]	0.84%	[a]	2.21%	[a]
Class R4
9/30/17	$12.40	$0.10	$2.31	$2.41	$(0.14)	$(0.73)	$(0.87)	$13.94	20.08%		$63,118	0.72%		0.70%		0.76%
9/30/16	11.17	0.11	1.51	1.62	(0.11)	(0.28)	(0.39)	12.40	14.93%		29,129	0.71%		0.70%		1.00%
9/30/15[i]	12.16	0.09	(1.07)	(0.98)	-	(0.01)	(0.01)	11.17	(8.09%	)[b]	9,367	0.79%	[a]	0.70%	[a]	0.96%	[a]
12/31/14[h]	13.27	0.08	0.30	0.38	(0.12)	(1.37)	(1.49)	12.16	3.42%	[b]	151	0.76%	[a]	0.70%	[a]	0.88%	[a]
Class R3
9/30/17	$12.36	$0.07	$2.29	$2.36	$(0.12)	$(0.73)	$(0.85)	$13.87	19.73%		$57,433	0.97%		0.95%		0.51%
9/30/16	11.16	0.09	1.49	1.58	(0.10)	(0.28)	(0.38)	12.36	14.60%		22,081	0.96%		0.95%		0.75%
9/30/15[i]	12.16	0.07	(1.06)	(0.99)	-	(0.01)	(0.01)	11.16	(8.18%	)[b]	5,873	1.04%	[a]	0.95%	[a]	0.71%	[a]
12/31/14[h]	13.27	0.06	0.29	0.35	(0.09)	(1.37)	(1.46)	12.16	3.20%	[b]	138	1.01%	[a]	0.95%	[a]	0.61%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	38%	37%	13%	33%	59%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  167  –

MASSMUTUAL SELECT MID CAP GROWTH FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$19.16	$(0.00)[d]	$3.64	$3.64	$(0.03)	$(0.85)	$(0.88)	$21.92	19.83%		$3,055,936	0.72%		N/A	0.00%	[e]
9/30/16	18.74	0.01	1.91	1.92	-	(1.50)	(1.50)	19.16	10.74%		1,668,899	0.73%		N/A	0.07%
9/30/15[i]	18.65	(0.01)	0.24	0.23	-	(0.14)	(0.14)	18.74	1.22%	[b]	816,703	0.75%	[a]	N/A	(0.08%	)[a]
12/31/14	18.42	(0.02)	2.33	2.31	-	(2.08)	(2.08)	18.65	13.00%		441,065	0.77%		0.74%	(0.11%	)
12/31/13	15.03	(0.02)	5.40	5.38	-	(1.99)	(1.99)	18.42	36.31%		298,869	0.83%		0.73%	(0.10%	)
12/31/12	14.27	0.02	2.07	2.09	(0.03)	(1.30)	(1.33)	15.03	14.71%		185,584	0.83%		0.73%	0.12%
Class R5
9/30/17	$19.01	$(0.02)	$3.62	$3.60	$(0.01)	$(0.85)	$(0.86)	$21.75	19.76%		$1,167,243	0.82%		N/A	(0.11%	)
9/30/16	18.63	(0.00)[d]	1.88	1.88	-	(1.50)	(1.50)	19.01	10.58%		826,289	0.83%		N/A	(0.03%	)
9/30/15[i]	18.56	(0.03)	0.24	0.21	-	(0.14)	(0.14)	18.63	1.12%	[b]	641,170	0.85%	[a]	N/A	(0.18%	)[a]
12/31/14	18.36	(0.04)	2.32	2.28	-	(2.08)	(2.08)	18.56	12.88%		668,005	0.87%		0.85%	(0.22%	)
12/31/13	15.00	(0.04)	5.39	5.35	-	(1.99)	(1.99)	18.36	36.19%		569,238	0.96%		0.86%	(0.22%	)
12/31/12	14.25	(0.01)	2.07	2.06	(0.01)	(1.30)	(1.31)	15.00	14.51%		456,600	0.96%		0.86%	(0.04%	)
Service Class
9/30/17	$18.64	$(0.04)	$3.55	$3.51	$-	$(0.85)	$(0.85)	$21.30	19.65%		$252,898	0.92%		N/A	(0.20%	)
9/30/16	18.30	(0.02)	1.86	1.84	-	(1.50)	(1.50)	18.64	10.55%		234,465	0.93%		N/A	(0.13%	)
9/30/15[i]	18.25	(0.04)	0.23	0.19	-	(0.14)	(0.14)	18.30	1.03%	[b]	238,436	0.95%	[a]	N/A	(0.28%	)[a]
12/31/14	18.10	(0.06)	2.29	2.23	-	(2.08)	(2.08)	18.25	12.79%		243,292	0.97%		0.95%	(0.31%	)
12/31/13	14.83	(0.06)	5.32	5.26	-	(1.99)	(1.99)	18.10	35.99%		267,615	1.05%		0.95%	(0.32%	)
12/31/12	14.10	(0.02)	2.05	2.03	-	(1.30)	(1.30)	14.83	14.47%		207,290	1.05%		0.95%	(0.11%	)
Administrative Class
9/30/17	$17.96	$(0.06)	$3.41	$3.35	$-	$(0.85)	$(0.85)	$20.46	19.49%		$339,090	1.02%		N/A	(0.30%	)
9/30/16	17.71	(0.04)	1.79	1.75	-	(1.50)	(1.50)	17.96	10.38%		340,187	1.03%		N/A	(0.23%	)
9/30/15[i]	17.68	(0.05)	0.22	0.17	-	(0.14)	(0.14)	17.71	0.95%	[b]	364,801	1.05%	[a]	N/A	(0.38%	)[a]
12/31/14	17.61	(0.08)	2.23	2.15	-	(2.08)	(2.08)	17.68	12.70%		364,385	1.09%		1.06%	(0.43%	)
12/31/13	14.49	(0.08)	5.19	5.11	-	(1.99)	(1.99)	17.61	35.80%		382,576	1.20%		1.10%	(0.47%	)
12/31/12	13.82	(0.04)	2.01	1.97	-	(1.30)	(1.30)	14.49	14.33%		320,612	1.20%		1.10%	(0.28%	)
Class A
9/30/17	$16.86	$(0.10)	$3.19	$3.09	$-	$(0.85)	$(0.85)	$19.10	19.21%		$274,719	1.27%		N/A	(0.55%	)
9/30/16	16.75	(0.08)	1.69	1.61	-	(1.50)	(1.50)	16.86	10.12%		297,498	1.28%		N/A	(0.48%	)
9/30/15[i]	16.76	(0.08)	0.21	0.13	-	(0.14)	(0.14)	16.75	0.76%	[b]	306,259	1.30%	[a]	N/A	(0.63%	)[a]
12/31/14	16.84	(0.12)	2.12	2.00	-	(2.08)	(2.08)	16.76	12.38%		322,121	1.34%		1.31%	(0.68%	)
12/31/13	13.96	(0.12)	4.99	4.87	-	(1.99)	(1.99)	16.84	35.44%		333,489	1.44%		1.34%	(0.72%	)
12/31/12	13.39	(0.08)	1.95	1.87	-	(1.30)	(1.30)	13.96	14.05%		347,186	1.45%		1.35%	(0.52%	)
Class R4
9/30/17	$16.92	$(0.08)	$3.20	$3.12	$-	$(0.85)	$(0.85)	$19.19	19.33%		$125,717	1.17%		N/A	(0.46%	)
9/30/16	16.79	(0.06)	1.69	1.63	-	(1.50)	(1.50)	16.92	10.22%		54,177	1.18%		N/A	(0.39%	)
9/30/15[i]	16.78	(0.07)	0.22	0.15	-	(0.14)	(0.14)	16.79	0.88%	[b]	11,441	1.20%	[a]	N/A	(0.53%	)[a]
12/31/14[h]	17.37	(0.07)	1.56	1.49	-	(2.08)	(2.08)	16.78	9.07%	[b]	2,860	1.20%	[a]	N/A	(0.50%	)[a]
Class R3
9/30/17	$15.80	$(0.11)	$2.97	$2.86	$-	$(0.85)	$(0.85)	$17.81	19.04%		$27,527	1.42%		N/A	(0.70%	)
9/30/16	15.81	(0.10)	1.59	1.49	-	(1.50)	(1.50)	15.80	9.95%		14,056	1.43%		N/A	(0.63%	)
9/30/15[i]	15.84	(0.10)	0.21	0.11	-	(0.14)	(0.14)	15.81	0.68%	[b]	4,788	1.45%	[a]	N/A	(0.78%	)[a]
12/31/14	16.05	(0.14)	2.01	1.87	-	(2.08)	(2.08)	15.84	12.18%		2,445	1.51%		1.49%	(0.86%	)
12/31/13	13.42	(0.16)	4.78	4.62	-	(1.99)	(1.99)	16.05	35.00%		2,062	1.75%		1.65%	(1.02%	)
12/31/12	12.95	(0.12)	1.89	1.77	-	(1.30)	(1.30)	13.42	13.75%		1,969	1.75%		1.65%	(0.84%	)

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	36%	36%	31%	33%	32%	36%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  168  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$13.05	$(0.01)	$2.70	$2.69	$-	$-	$-	$15.74	20.61%		$306,490	0.86%		N/A	(0.05%	)
9/30/16	15.17	(0.00)[d]	1.05	1.05	(3.17)	(0.00)[d]	(3.17)	13.05	8.25%		276,267	0.87%		N/A	(0.03%	)
9/30/15[i]	16.37	(0.01)	(0.95)	(0.96)	(0.24)	-	(0.24)	15.17	(5.92%	)[b]	237,215	0.85%	[a]	N/A	(0.08%	)[a]
12/31/14	19.02	(0.03)	1.03	1.00	(3.65)	-	(3.65)	16.37	6.16%		523,725	0.85%		0.84%	(0.19%	)
12/31/13	15.16	(0.04)	7.14	7.10	(3.24)	-	(3.24)	19.02	47.86%		237,249	0.92%		0.85%	(0.23%	)
12/31/12	14.16	(0.02)	1.92	1.90	(0.90)	-	(0.90)	15.16	13.53%		136,266	0.92%		0.86%	(0.12%	)
Class R5
9/30/17	$12.93	$(0.02)	$2.66	$2.64	$-	$-	$-	$15.57	20.42%		$119,338	0.96%		N/A	(0.15%	)
9/30/16	15.07	(0.02)	1.05	1.03	(3.17)	(0.00)[d]	(3.17)	12.93	8.16%		119,577	0.97%		N/A	(0.15%	)
9/30/15[i]	16.28	(0.02)	(0.95)	(0.97)	(0.24)	-	(0.24)	15.07	(6.07%	)[b]	168,987	0.95%	[a]	N/A	(0.18%	)[a]
12/31/14	18.94	(0.06)	1.05	0.99	(3.65)	-	(3.65)	16.28	6.14%		212,669	0.97%		0.94%	(0.30%	)
12/31/13	15.12	(0.06)	7.12	7.06	(3.24)	-	(3.24)	18.94	47.71%		574,359	1.02%		0.95%	(0.31%	)
12/31/12	14.14	(0.03)	1.91	1.88	(0.90)	-	(0.90)	15.12	13.41%		455,747	1.02%		0.96%	(0.22%	)
Service Class
9/30/17	$12.33	$(0.03)	$2.54	$2.51	$-	$-	$-	$14.84	20.36%		$34,017	1.06%		N/A	(0.25%	)
9/30/16	14.53	(0.03)	1.00	0.97	(3.17)	(0.00)[d]	(3.17)	12.33	8.02%		36,718	1.07%		N/A	(0.23%	)
9/30/15[i]	15.71	(0.03)	(0.91)	(0.94)	(0.24)	-	(0.24)	14.53	(6.10%	)[b]	36,194	1.05%	[a]	N/A	(0.28%	)[a]
12/31/14	18.43	(0.07)	1.00	0.93	(3.65)	-	(3.65)	15.71	5.98%		39,757	1.08%		1.05%	(0.41%	)
12/31/13	14.80	(0.08)	6.95	6.87	(3.24)	-	(3.24)	18.43	47.46%		77,163	1.16%		1.09%	(0.46%	)
12/31/12	13.87	(0.06)	1.89	1.83	(0.90)	-	(0.90)	14.80	13.31%		58,290	1.16%		1.10%	(0.39%	)
Administrative Class
9/30/17	$11.69	$(0.04)	$2.40	$2.36	$-	$-	$-	$14.05	20.19%		$30,295	1.16%		N/A	(0.35%	)
9/30/16	13.95	(0.04)	0.95	0.91	(3.17)	(0.00)[d]	(3.17)	11.69	7.92%		29,335	1.17%		N/A	(0.34%	)
9/30/15[i]	15.10	(0.04)	(0.87)	(0.91)	(0.24)	-	(0.24)	13.95	(6.15%	)[b]	33,350	1.15%	[a]	N/A	(0.38%	)[a]
12/31/14	17.87	(0.09)	0.97	0.88	(3.65)	-	(3.65)	15.10	5.88%		30,069	1.18%		1.16%	(0.52%	)
12/31/13	14.44	(0.10)	6.77	6.67	(3.24)	-	(3.24)	17.87	47.25%		42,628	1.31%		1.24%	(0.60%	)
12/31/12	13.58	(0.08)	1.84	1.76	(0.90)	-	(0.90)	14.44	13.08%		50,085	1.31%		1.25%	(0.53%	)
Class A
9/30/17	$10.61	$(0.07)	$2.18	$2.11	$-	$-	$-	$12.72	19.89%		$35,240	1.41%		N/A	(0.60%	)
9/30/16	12.97	(0.06)	0.87	0.81	(3.17)	(0.00)[d]	(3.17)	10.61	7.70%		40,045	1.42%		N/A	(0.59%	)
9/30/15[i]	14.09	(0.07)	(0.81)	(0.88)	(0.24)	-	(0.24)	12.97	(6.31%	)[b]	46,014	1.40%	[a]	N/A	(0.63%	)[a]
12/31/14	16.96	(0.13)	0.91	0.78	(3.65)	-	(3.65)	14.09	5.60%		56,296	1.43%		1.41%	(0.77%	)
12/31/13	13.85	(0.14)	6.49	6.35	(3.24)	-	(3.24)	16.96	46.94%		71,667	1.56%		1.49%	(0.86%	)
12/31/12	13.09	(0.13)	1.79	1.66	(0.90)	-	(0.90)	13.85	12.80%		60,764	1.56%		1.50%	(0.89%	)
Class R4
9/30/17	$10.65	$(0.06)	$2.19	$2.13	$-	$-	$-	$12.78	20.00%		$5,081	1.31%		N/A	(0.50%	)
9/30/16	13.00	(0.05)	0.87	0.82	(3.17)	(0.00)[d]	(3.17)	10.65	7.78%		1,781	1.32%		N/A	(0.45%	)
9/30/15[i]	14.10	(0.06)	(0.80)	(0.86)	(0.24)	-	(0.24)	13.00	(6.23%	)[b]	438	1.30%	[a]	N/A	(0.54%	)[a]
12/31/14[h]	17.12	(0.08)	0.71	0.63	(3.65)	-	(3.65)	14.10	4.67%	[b]	105	1.29%	[a]	N/A	(0.62%	)[a]
Class R3
9/30/17	$9.57	$(0.08)	$1.97	$1.89	$-	$-	$-	$11.46	19.75%		$2,199	1.56%		N/A	(0.75%	)
9/30/16	12.02	(0.06)	0.78	0.72	(3.17)	(0.00)[d]	(3.17)	9.57	7.52%		1,254	1.57%		N/A	(0.69%	)
9/30/15[i]	13.09	(0.08)	(0.75)	(0.83)	(0.24)	-	(0.24)	12.02	(6.41%	)[b]	315	1.55%	[a]	N/A	(0.80%	)[a]
12/31/14	16.04	(0.16)	0.86	0.70	(3.65)	-	(3.65)	13.09	5.35%		104	1.66%		1.63%	(1.02%	)
12/31/13	13.27	(0.19)	6.20	6.01	(3.24)	-	(3.24)	16.04	46.43%		571	1.86%		1.79%	(1.16%	)
12/31/12	12.61	(0.14)	1.70	1.56	(0.90)	-	(0.90)	13.27	12.49%		479	1.86%		1.80%	(1.04%	)

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	86%	85%	82%	76%	97%	104%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  169  –

MM MSCI EAFE INTERNATIONAL INDEX FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$12.10	$0.32	$1.80	$2.12	$(0.61)	$(0.21)	$(0.82)	$13.40	18.96%		$39,255	0.31%		0.25%		2.72%
9/30/16	11.68	0.34	0.38	0.72	(0.27)	(0.03)	(0.30)	12.10	6.26%		93,913	0.24%		0.24%	[n]	2.89%
9/30/15[i]	12.20	0.31	(0.83)	(0.52)	-	-	-	11.68	(4.26%	)[b]	278,051	0.29%	[a]	0.25%	[a]	3.22%	[a]
12/31/14	13.51	0.46	(1.23)	(0.77)	(0.40)	(0.14)	(0.54)	12.20	(5.64%	)	213,384	0.26%		0.25%		3.38%
12/31/13	11.80	0.37	2.19	2.56	(0.40)	(0.45)	(0.85)	13.51	22.08%		183,956	0.32%		0.23%		2.87%
12/31/12[g]	10.00	0.11	1.84	1.95	(0.14)	(0.01)	(0.15)	11.80	19.53%	[b]	127,538	0.35%	[a]	0.23%	[a]	2.23%	[a]
Class R5
9/30/17	$12.09	$0.26	$1.85	$2.11	$(0.60)	$(0.21)	$(0.81)	$13.39	18.87%		$13,724	0.41%		0.35%		2.13%
9/30/16	11.68	0.34	0.36	0.70	(0.26)	(0.03)	(0.29)	12.09	6.11%		32,195	0.34%		0.34%	[n]	2.96%
9/30/15[i]	12.21	0.32	(0.85)	(0.53)	-	-	-	11.68	(4.34%	)[b]	16,010	0.39%	[a]	0.35%	[a]	3.36%	[a]
12/31/14	13.50	0.59	(1.37)	(0.78)	(0.37)	(0.14)	(0.51)	12.21	(5.68%	)	4,052	0.36%		0.34%		4.35%
12/31/13	11.80	0.34	2.20	2.54	(0.39)	(0.45)	(0.84)	13.50	21.95%		10,414	0.42%		0.33%		2.54%
12/31/12[g]	10.00	0.11	1.83	1.94	(0.13)	(0.01)	(0.14)	11.80	19.48%	[b]	120	0.45%	[a]	0.33%	[a]	2.15%	[a]
Service Class
9/30/17	$12.05	$0.32	$1.75	$2.07	$(0.58)	$(0.21)	$(0.79)	$13.33	18.58%		$25,208	0.56%		0.50%		2.62%
9/30/16	11.64	0.32	0.36	0.68	(0.24)	(0.03)	(0.27)	12.05	5.94%		16,897	0.49%		0.49%	[n]	2.79%
9/30/15[i]	12.17	0.29	(0.82)	(0.53)	-	-	-	11.64	(4.35%	)[b]	14,896	0.54%	[a]	0.50%	[a]	3.00%	[a]
12/31/14	13.49	0.35	(1.15)	(0.80)	(0.38)	(0.14)	(0.52)	12.17	(5.88%	)	5,988	0.50%		0.50%	[k]	2.61%
12/31/13	11.80	0.33	2.19	2.52	(0.38)	(0.45)	(0.83)	13.49	21.71%		387	0.57%		0.48%		2.55%
12/31/12[g]	10.00	0.10	1.84	1.94	(0.13)	(0.01)	(0.14)	11.80	19.42%	[b]	137	0.60%	[a]	0.48%	[a]	1.95%	[a]
Administrative Class
9/30/17	$12.03	$0.29	$1.77	$2.06	$(0.57)	$(0.21)	$(0.78)	$13.31	18.48%		$43,896	0.66%		0.60%		2.39%
9/30/16	11.62	0.32	0.35	0.67	(0.23)	(0.03)	(0.26)	12.03	5.87%		39,646	0.59%		0.59%	[n]	2.72%
9/30/15[i]	12.17	0.28	(0.83)	(0.55)	-	-	-	11.62	(4.52%	)[b]	33,128	0.64%	[a]	0.60%	[a]	2.93%	[a]
12/31/14	13.49	0.32	(1.13)	(0.81)	(0.37)	(0.14)	(0.51)	12.17	(5.90%	)	22,634	0.60%		0.60%	[k]	2.43%
12/31/13	11.80	0.35	2.16	2.51	(0.37)	(0.45)	(0.82)	13.49	21.60%		4,450	0.67%		0.58%		2.67%
12/31/12[g]	10.00	0.09	1.84	1.93	(0.12)	(0.01)	(0.13)	11.80	19.35%	[b]	120	0.70%	[a]	0.58%	[a]	1.88%	[a]
Class A
9/30/17	$12.00	$0.26	$1.76	$2.02	$(0.54)	$(0.21)	$(0.75)	$13.27	18.16%		$18,255	0.91%		0.85%		2.17%
9/30/16	11.59	0.27	0.38	0.65	(0.21)	(0.03)	(0.24)	12.00	5.63%		13,495	0.84%		0.84%	[n]	2.35%
9/30/15[i]	12.16	0.25	(0.82)	(0.57)	-	-	-	11.59	(4.69%	)[b]	12,681	0.89%	[a]	0.85%	[a]	2.65%	[a]
12/31/14	13.47	0.34	(1.18)	(0.84)	(0.33)	(0.14)	(0.47)	12.16	(6.20%	)	7,253	0.86%		0.86%	[k]	2.56%
12/31/13	11.80	0.30	2.16	2.46	(0.34)	(0.45)	(0.79)	13.47	21.32%		3,271	0.97%		0.88%		2.32%
12/31/12[g]	10.00	0.08	1.84	1.92	(0.11)	(0.01)	(0.12)	11.80	19.20%	[b]	119	1.00%	[a]	0.88%	[a]	1.59%	[a]
Class R4
9/30/17	$11.96	$0.29	$1.74	$2.03	$(0.57)	$(0.21)	$(0.78)	$13.21	18.31%		$45,031	0.81%		0.75%		2.39%
9/30/16	11.59	0.32	0.33	0.65	(0.25)	(0.03)	(0.28)	11.96	5.66%		25,933	0.74%		0.74%	[n]	2.74%
9/30/15[i]	12.15	0.19	(0.75)	(0.56)	-	-	-	11.59	(4.69%	)[b]	6,697	0.79%	[a]	0.75%	[a]	2.03%	[a]
12/31/14[h]	13.53	0.22	(1.11)	(0.89)	(0.35)	(0.14)	(0.49)	12.15	(6.48%	)[b]	141	0.75%	[a]	0.75%	[a,k]	2.22%	[a]
Class R3
9/30/17	$11.93	$0.25	$1.75	$2.00	$(0.55)	$(0.21)	$(0.76)	$13.17	18.05%		$40,921	1.06%		1.00%		2.06%
9/30/16	11.58	0.28	0.34	0.62	(0.24)	(0.03)	(0.27)	11.93	5.44%		24,798	0.99%		0.99%	[n]	2.46%
9/30/15[i]	12.16	0.22	(0.80)	(0.58)	-	-	-	11.58	(4.69%	)[b]	5,031	1.04%	[a]	1.00%	[a]	2.32%	[a]
12/31/14[h]	13.53	0.21	(1.12)	(0.91)	(0.32)	(0.14)	(0.46)	12.16	(6.73%	)[b]	97	1.00%	[a]	1.00%	[a,k]	2.09%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	35%	26%	6%	28%	42%	6%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 25, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

–  170  –

MASSMUTUAL SELECT OVERSEAS FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$7.88	$0.15	$1.76	$1.91	$(0.18)	$(0.18)	$9.61	24.71%		$318,534	0.93%		N/A	1.70%
9/30/16	7.68	0.14	0.19	0.33	(0.13)	(0.13)	7.88	4.28%		328,518	0.92%		N/A	1.88%
9/30/15[i]	8.29	0.13	(0.53)	(0.40)	(0.21)	(0.21)	7.68	(5.00%	)[b]	290,692	0.93%	[a]	N/A	1.95%	[a]
12/31/14	9.05	0.20	(0.75)	(0.55)	(0.21)	(0.21)	8.29	(6.25%	)	305,063	0.97%		0.90%	2.22%
12/31/13	7.57	0.15	1.54	1.69	(0.21)	(0.21)	9.05	22.65%		270,927	1.16%		0.85%	1.76%
12/31/12	6.26	0.15	1.28	1.43	(0.12)	(0.12)	7.57	23.14%		255,215	1.16%		0.85%	2.19%
Class R5
9/30/17	$7.90	$0.13	$1.78	$1.91	$(0.17)	$(0.17)	$9.64	24.64%		$154,039	1.03%		N/A	1.52%
9/30/16	7.70	0.13	0.19	0.32	(0.12)	(0.12)	7.90	4.15%		138,668	1.02%		N/A	1.71%
9/30/15[i]	8.31	0.12	(0.54)	(0.42)	(0.19)	(0.19)	7.70	(5.13%	)[b]	161,529	1.03%	[a]	N/A	1.85%	[a]
12/31/14	9.06	0.19	(0.76)	(0.57)	(0.18)	(0.18)	8.31	(6.40%	)	164,096	1.13%		1.05%	2.18%
12/31/13	7.58	0.12	1.55	1.67	(0.19)	(0.19)	9.06	22.39%		191,060	1.44%		1.13%	1.41%
12/31/12	6.26	0.12	1.29	1.41	(0.09)	(0.09)	7.58	22.70%		155,925	1.45%		1.14%	1.78%
Service Class
9/30/17	$7.86	$0.11	$1.77	$1.88	$(0.16)	$(0.16)	$9.58	24.39%		$45,240	1.13%		N/A	1.26%
9/30/16	7.66	0.12	0.19	0.31	(0.11)	(0.11)	7.86	4.07%		69,873	1.12%		N/A	1.63%
9/30/15[i]	8.26	0.11	(0.52)	(0.41)	(0.19)	(0.19)	7.66	(5.10%	)[b]	77,184	1.13%	[a]	N/A	1.74%	[a]
12/31/14	9.01	0.17	(0.75)	(0.58)	(0.17)	(0.17)	8.26	(6.52%	)	76,131	1.21%		1.13%	1.95%
12/31/13	7.54	0.12	1.54	1.66	(0.19)	(0.19)	9.01	22.27%		83,580	1.49%		1.18%	1.41%
12/31/12	6.23	0.13	1.27	1.40	(0.09)	(0.09)	7.54	22.64%		66,317	1.50%		1.19%	1.97%
Administrative Class
9/30/17	$7.92	$0.12	$1.76	$1.88	$(0.15)	$(0.15)	$9.65	24.22%		$40,543	1.23%		N/A	1.40%
9/30/16	7.72	0.12	0.18	0.30	(0.10)	(0.10)	7.92	3.93%		37,189	1.22%		N/A	1.54%
9/30/15[i]	8.32	0.11	(0.52)	(0.41)	(0.19)	(0.19)	7.72	(5.08%	)[b]	35,607	1.23%	[a]	N/A	1.70%	[a]
12/31/14	9.09	0.17	(0.76)	(0.59)	(0.18)	(0.18)	8.32	(6.59%	)	29,655	1.29%		1.22%	1.90%
12/31/13	7.60	0.11	1.54	1.65	(0.16)	(0.16)	9.09	22.02%		26,362	1.54%		1.23%	1.35%
12/31/12	6.22	0.12	1.29	1.41	(0.03)	(0.03)	7.60	22.67%		27,315	1.55%		1.24%	1.76%
Class A
9/30/17	$7.75	$0.09	$1.73	$1.82	$(0.13)	$(0.13)	$9.44	23.89%		$49,218	1.48%		N/A	1.09%
9/30/16	7.55	0.10	0.18	0.28	(0.08)	(0.08)	7.75	3.73%		58,816	1.47%		N/A	1.31%
9/30/15[i]	8.14	0.09	(0.52)	(0.43)	(0.16)	(0.16)	7.55	(5.39%	)[b]	58,523	1.48%	[a]	N/A	1.40%	[a]
12/31/14	8.89	0.15	(0.75)	(0.60)	(0.15)	(0.15)	8.14	(6.80%	)	60,890	1.55%		1.47%	1.72%
12/31/13	7.45	0.09	1.52	1.61	(0.17)	(0.17)	8.89	21.86%		60,251	1.79%		1.48%	1.08%
12/31/12	6.16	0.10	1.26	1.36	(0.07)	(0.07)	7.45	22.47%		54,429	1.80%		1.49%	1.48%
Class R4
9/30/17	$7.64	$0.10	$1.70	$1.80	$(0.14)	$(0.14)	$9.30	24.05%		$7,779	1.38%		N/A	1.26%
9/30/16	7.47	0.12	0.16	0.28	(0.11)	(0.11)	7.64	3.79%		6,660	1.37%		N/A	1.57%
9/30/15[i]	8.09	0.08	(0.49)	(0.41)	(0.21)	(0.21)	7.47	(5.24%	)[b]	3,422	1.38%	[a]	N/A	1.28%	[a]
12/31/14[h]	8.80	0.11	(0.61)	(0.50)	(0.21)	(0.21)	8.09	(5.81%	)[b]	94	1.37%	[a]	N/A	1.63%	[a]
Class R3
9/30/17	$7.70	$0.08	$1.72	$1.80	$(0.13)	$(0.13)	$9.37	23.73%		$3,267	1.63%		N/A	1.00%
9/30/16	7.52	0.09	0.18	0.27	(0.09)	(0.09)	7.70	3.63%		1,918	1.62%		N/A	1.25%
9/30/15[i]	8.15	0.10	(0.55)	(0.45)	(0.18)	(0.18)	7.52	(5.60%	)[b]	1,257	1.63%	[a]	N/A	1.51%	[a]
12/31/14	8.76	0.17	(0.78)	(0.61)	-	-	8.15	(6.96%	)	182	1.82%		1.69%	2.02%
12/31/13	7.37	0.06	1.51	1.57	(0.18)	(0.18)	8.76	21.53%		732	2.09%		1.78%	0.79%
12/31/12	6.11	0.07	1.26	1.33	(0.07)	(0.07)	7.37	21.96%		549	2.10%		1.79%	1.12%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	29%	38%	39%	42%	35%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

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Index Descriptions

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. It rolls up into other Bloomberg Barclay’s flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Citigroup Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds of all WGBI countries except the United States and is stated in U.S. dollar terms. It is a subset of the Citigroup World Government Bond Index (WGBI). The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Citigroup World Government Bond Index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom Global Allocation Index comprises the S&P 500, FTSE World ex U.S., BofA Merrill Lynch Current 5-Year U.S. Treasury, and Citigroup Non-U.S. Dollar World Government Bond Indexes. The weightings of each index are 36%, 24%, 24%, and 16%, respectively. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The FTSE World Index measures the performance of the large- and mid-capitalization universe for developed and advanced emerging market segments. It is part of the FTSE Global Equity Index Series. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The FTSE World ex U.S. Index is an unmanaged, market-capitalization-weighted index representing the performance of the large and mid cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series excluding the United States. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The BofA Merrill Lynch Current 5-Year U.S. Treasury Index is an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Russell 1000 Index measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

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The Russell 1000 Growth Index measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Russell 1000 Value Index measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Russell 2000 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The S&P MidCap 400 Index measures the performance of mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment. It comprises stocks in the middle capitalization range, covering approximately 7% of the U.S. equity market. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

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MASSMUTUAL SELECT FUNDS

100 Bright Meadow Blvd.

Enfield, Connecticut 06082-1981

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/funds.

From the SEC:  You may review and copy information about the Funds (including the Annual/ Semiannual Reports and the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

100 BRIGHT MEADOW BLVD.

ENFIELD, CONNECTICUT 06082-1981

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL SELECT FUNDS (THE “TRUST”) DATED FEBRUARY 1, 2018, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE TRUST’S ANNUAL REPORTS AS OF SEPTEMBER 30, 2017 (THE “ANNUAL REPORTS”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

Fund Name	Class I
MM Select Bond and Income Asset Fund	MSBJX
MM Select Equity Asset Fund	MSEJX

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated February 1, 2018

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GENERAL INFORMATION

MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following 2 diversified series of the Trust: (1) MM Select Bond and Income Asset Fund (“Bond and Income Asset Fund”) and (2) MM Select Equity Asset Fund (“Equity Asset Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 58 separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is MML Investment Advisers, LLC (“MML Advisers”). The subadviser for each Fund is Northern Trust Investments, Inc. (“NTI”), located at 50 South LaSalle Street, Chicago, Illinois 60603.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

Asset-Based Securities

A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and

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thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.

Precious Metal-Related Securities. A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.

Bank Capital Securities

A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.

A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan

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investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.

Banking Relationships

NTI and its affiliates, including its parent Northern Trust Corporation, deal, trade, and invest for their own account and for the accounts of their clients in the types of securities in which the Funds may invest and may have deposit, loan, and commercial banking relationships with the issuers of securities purchased by the Funds.

Below Investment Grade Debt Securities

A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse

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changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)

Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value (“NAV”).

Issuers of below investment grade debt securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

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The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Borrowings

A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The Securities and Exchange Commission (“SEC”) has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as futures contracts), and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction (including, without limitation, a reverse repurchase agreement transaction) will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.

Cash and Short-Term Debt Securities

Money Market Instruments Generally.    The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations.    The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.

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The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.

Cash, Short-Term Instruments, and Temporary Investments.    The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadviser will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadviser. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).

Commercial Paper and Short-Term Corporate Debt Instruments.    The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Commodities

A Fund may invest directly or indirectly in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international or local regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular region, industry, or commodity, such as drought, floods, or other

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weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. The requirements for qualification as a regulated investment company under the Internal Revenue Code can limit the manner in or extent to which a Fund may enter into certain commodity-related derivatives.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Concentration Policy

For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.

Cyber Security

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadviser, custodian, and transfer agent) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, subadviser, custodian, transfer agent, or service provider may adversely affect the Fund or

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its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Funds and their service providers have established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Debtor-in-Possession Financings

The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g. common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.

Derivatives

General.    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. When a Fund invests in a

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derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

A Fund may enter into cleared derivatives transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty (although the Fund is subject to the credit risk of the clearinghouse). Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house, or the clearing member through which the Fund holds its positions at a clearing house, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.

No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.

A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.

A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.

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The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

Currency Forward and Futures Contracts.    A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract frequently has no margin requirement, and no commissions are charged for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.

Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the forward contract is a non-deliverable forward contract, settle the contract on a net basis with the counterparty) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an

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exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.

Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund would typically look to the commodity exchange or contract market (or its clearinghouse) for performance. Certain non-deliverable forward currency contracts are expected to become subject to mandatory clearing requirements in the future, and a Fund’s counterparty in such a case would be a central derivatives clearing organization.

Foreign Currency Options.    Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.

Foreign Currency Conversion.    Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Foreign Currency Swap Agreements.    A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)

Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.

Financial Futures Contracts

A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).

A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price.

A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.

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The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a stock index futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a stock index futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the futures commission merchant or broker and clearing organizations involved in the transaction.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. To be eligible to claim such an exclusion, a Fund may only use futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable to a Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations would apply with respect to that Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect a Fund’s total return.

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Margin Payments.    When a Fund purchases or sells a financial futures contract, it is required to deposit with the broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.

When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts.    A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Swaps.    Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Special Risks of Transactions in Financial Futures Contracts and Related Options.    Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.

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Liquidity risks.    Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell financial futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the financial futures contracts can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures contracts.

The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks.    There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.

Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.

Other Risks.    A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Swap Agreements and Options on Swap Agreements

A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.

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Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and curve cap swaps, under which a party might buy or sell protection against an increase in long-term interest rates relative to shorter-term rates. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may also enter into contracts for difference, which are similar to total return swaps.

A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.

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A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.

Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions, including many interest rate, index, and credit default swaps, are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.

The U.S. Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of

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derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. It is possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call options.    A Fund may write call options on its securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.

A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.

In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

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Put options.    A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options.    A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.

Options on foreign securities.    A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices.    A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of

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securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).

In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options.    The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

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A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

Over-the-counter options.    A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.

Rights and Warrants to Purchase Securities; Index Warrants; International.    A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.

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A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

A Fund may make indirect investment in foreign equity securities, through international warrants, participation notes, low exercise price warrants, or other products that allow the Fund to access investments in foreign markets that would otherwise be unavailable to them. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or securities or the value of the security or securities, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.

A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial

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credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.

The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

A participation note or “P-note” is typically a debt instrument issued by a bank or broker-dealer, where the amount of the bank’s or broker-dealer’s repayment obligation is tied to changes in the value of an underlying security or index of securities. A P-note is a general unsecured contractual obligation of the bank or broker-dealer that issues it. A Fund must rely on the creditworthiness of the issuer for repayment of the P-note and for any return on the Fund’s investment in the P-note and would have no rights against the issuer of the underlying security.

There is no assurance that there will be a secondary trading market for any of the instruments described above. They may by their terms be non-transferable or otherwise be highly illiquid and difficult to price. Issuers of such instruments or the calculation agent named in respect of such an instrument may have broad authority and discretion to adjust the instrument’s terms in response to certain events or to interpret an instrument’s terms or to make certain determinations relating to the instrument, which could have a significant adverse effect on the value of the instrument to a Fund. If the issuer or other obligor on an instrument is unable or unwilling to perform its obligations under such an instrument, a Fund may lose some or all of its investment in the instrument and any unrealized return on that investment. Certain of these instruments may be subject to foreign investment risk and currency risk.

Equity-Linked Notes

An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.

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The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.

When a Fund invests in a hybrid instrument, it takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.

Structured Investments

A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.

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Commodity-Linked “Structured” Securities.    Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.

Credit-Linked Securities.    Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.

Event-Linked Securities.    Event-linked securities are typically fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and unpaid interest. Event-linked securities may expose a Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.

Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.

The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.

A Fund’s investment in structured products may be subject to limits under applicable law.

When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established

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when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.

Distressed Securities

A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/ or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch Ratings (“Fitch”)) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.

Distressed Securities are subject to greater credit and liquidity risks than other types of loans. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:

•

Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

•

The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a

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Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.

In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.

Exchange Traded Notes (ETNs)

ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.

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A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Foreign Securities

Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this

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description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)  the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)  the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)  the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

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A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Illiquid Securities

Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are securities that are not readily marketable (including securities whose disposition is restricted by contract or under federal securities laws), including, generally, securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the values ascribed to them by a Fund. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid

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secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

In October 2016, the SEC adopted a liquidity risk management rule that will require the Funds to establish a liquidity risk management program by December 1, 2018. The impact the rule will have on the Funds, or mutual funds generally, is not yet known, but the rule could impact each Fund’s performance and its ability to achieve its investment objective(s).

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked

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securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

While the values of inflation-linked securities are expected to be largely protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measure.

The periodic adjustment of U.S. Treasury inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-linked securities issued by a foreign government or a private issuer are generally adjusted to reflect an inflation measure specified by the issuer. There can be no assurance that the CPI-U or any other inflation measure will accurately measure the real rate of inflation in the prices of goods and services.

IPOs and Other Limited Opportunities

A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Master Limited Partnerships

A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including

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credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund so to qualify.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.

A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related

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securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.

CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.

Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal

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prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.

A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.

For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.

CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

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Variable and floating rate obligations.    Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and, under certain limited circumstances, may have varying principal amounts. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with change to the level of prevailing interest rates or the issuer’s credit quality. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. There is a risk that the current interest rate on variable and floating securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

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Tender option bonds.    Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

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Inverse floaters.    Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and credit quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

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•

Strip bonds.    Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Other Investment Companies

A Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges. Provisions of the 1940 Act may limit the ability of a Fund to invest in certain investment companies or may limit the amount of its assets that a Fund may invest in any investment company or investment companies in general.

A Fund may, for example, invest in other investment companies during periods when it has large amounts of uninvested cash, when its investment adviser or subadviser believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may invest in shares of another investment company in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly. As a stockholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. Shares of open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases.

If a Fund invests in another investment company, it is exposed to the risk that the other investment company will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other investment company. In addition, lack of liquidity in the other investment company could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment company at a time or at a price it might consider desirable. The investment policies and limitations of the other investment company may not be the same as those of the investing Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another investment company. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. A Fund’s investment adviser or subadviser or their affiliates may serve as investment adviser to an investment company in which the Fund may invest, leading to potential conflicts of interest. For example, a Fund’s investment adviser or subadviser may receive fees based on the amount of assets invested in the other investment company. Investment by a Fund in another investment company may be beneficial to its investment adviser or subadviser in the management of the other investment company, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser or subadviser may have an incentive to invest the Fund’s assets in an investment company sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such an investment company over an investment company sponsored or managed by others. Similarly, a Fund’s investment adviser or subadviser may have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates. It is possible that other clients of a Fund’s investment adviser or subadviser or its affiliates will purchase or sell interests in an investment company sponsored or managed by it at prices and at times more favorable than those at which the Fund does so.

Partly Paid Securities

These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the

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security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

Portfolio Management

A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadviser.

Portfolio Turnover

Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of taxable capital gains. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are treated as ordinary income when distributed to shareholders. Portfolio turnover rates are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

Real Estate-Related Investments; Real Estate Investment Trusts

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

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Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements and Treasury Rolls

A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law.

Securities Lending

A Fund may lend its portfolio securities. The Fund expects that, in connection with any securities loan: (1) the loan will be secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund will have the right at any time on reasonable notice to call the loan and regain the securities loaned; (3) the Fund will receive an amount equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities the Fund has loaned will not at any time exceed one-third (or such other

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lower limit as the Board may establish) of the total assets of the Fund. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. Voting rights or rights to consent with respect to the loaned securities pass to the borrower, although a Fund would retain the right to call the loans at any time on reasonable notice, and may do so in order that the securities may be voted in an appropriate case.

A Fund’s securities loans will be made by a third-party agent appointed by the Fund, although the agent is only permitted to make loans to borrowers previously approved by the Fund’s Board. Any cash collateral securing a loan of securities by a Fund will typically be invested by the agent. The investment of the collateral will be at the risk and for the account of the Fund. The earnings on the investment of collateral will be split between the Fund and the agent; as a result, the agent may have an incentive to invest the collateral in riskier investments than if it were not to share in the earnings. It is possible that any loss on the investment of collateral for a securities loan will exceed (potentially by a substantial amount) the Fund’s earnings on the loan.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

Trade Claims

A Fund may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.

Trust Preferred Securities

Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Trust preferred securities may pay interest at either fixed or adjustable rates. Trust preferred securities may be issued with a final maturity date, or may be perpetual.

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Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes, and the holders of the trust preferred securities are treated for tax purposes as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would typically be subordinated to other classes of the operating company’s debt.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally,

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existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

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Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadviser, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.

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Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadviser are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadviser’s policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) no later than 70 days after the end of the applicable quarter and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. The Funds’ annual and semiannual reports are also mailed to shareholders no later than 60 days after the end of the applicable quarter.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser, and the Funds’ subadviser may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include the Funds’ custodian (State Street Bank and Trust Company (“State Street”)), the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MML Advisers, or the Funds’ subadviser, providers of portfolio analysis tools, and any pricing services employed by the Funds. The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds. The Funds, the Funds’ investment adviser, or the Funds’ subadviser may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MML Advisers, or the subadviser believes is reasonably necessary in connection with the services provided by the recipient receiving the information.

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INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:

(1) purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2) purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4) participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5) make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6) borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7) concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a) There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b) There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.

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In accordance with such policies, each Fund may not:

(1)  to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2)  sell securities short, but reserves the right to sell securities short against the box.

(3)  invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers or the subadviser pursuant to Board approved guidelines.

(4)  to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate orderly steps, as deemed necessary, to protect liquidity.

MANAGEMENT OF THE TRUST

The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadviser to the Funds, respectively, MML Advisers and NTI may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations, and other principal business affiliations during the past five years.

The Board has appointed an Independent Trustee Chairperson of the Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews it leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.

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Independent Trustees

Allan W. Blair	Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 69
Trustee since 2003
Trustee of 113 portfolios in fund complex

Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage	Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 59
Trustee since 2012
Trustee of 113 portfolios in fund complex

Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC); Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

Maria D. Furman	Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 63
Trustee since 2012
Trustee of 113 portfolios in fund complex

Retired; Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr.	Chairperson and Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 71
Chairperson since 2016
Trustee since 2003
Trustee of 113 portfolios in fund complex

Retired; Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

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C. Ann Merrifield	Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 66
Trustee since 2012
Trustee of 113 portfolios in fund complex

Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company); Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (since 2017) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

Susan B. Sweeney	Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 65
Trustee since 2009
Trustee of 115 portfolios in fund complex[1]

Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Teresa A. Hassara[2] 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 55 Trustee since 2017 Trustee of 113 portfolios in fund complex	Trustee of the Trust

Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF; Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

1	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.
2	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

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Robert E. Joyal[3]	Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 73
Trustee since 2003
Trustee of 115 portfolios in fund complex[1]

Retired; Director (since 2013), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers

Joseph Fallon 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 42 Officer since 2015 Officer of 113 portfolios in fund complex	Vice President of the Trust

Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).

Andrew M. Goldberg 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 51 Officer since 2001 Officer of 113 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of the Trust

Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001- 2008), MML Series

1	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.
3	Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

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Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

Renee Hitchcock 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 47 Officer since 2007 Officer of 113 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust

Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

Jill Nareau Robert 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 45 Officer since 2008 Officer of 113 portfolios in fund complex	Vice President and Assistant Secretary of the Trust

Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

Douglas Steele 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 42 Officer since 2016 Officer of 113 portfolios in fund complex	Vice President of the Trust

Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 53 Officer since 2007 Officer of 113 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust

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Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

Eric H. Wietsma 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 51 Officer since 2006 Officer of 113 portfolios in fund complex	President of the Trust

Vice President (since 2018), Director (since 2013), and President (2013-2018), MML Advisers; Senior Vice President (since 2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Tina Wilson 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 47 Officer since 2016 Officer of 113 portfolios in fund complex	Vice President of the Trust

President (since 2018), Head of Investments (since 2016), and Vice President (2016-2018), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company).

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified.

Each officer and the Chairperson shall hold office at the pleasure of the Trustees.

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Additional Information About the Trustees

In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Allan W. Blair—As a former trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as CEO of several non-profit organizations for over 30 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.

Nabil N. El-Hage—As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.

Maria D. Furman—As a trustee and chairperson or member of the audit and investment committees of various educational organizations, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.

Teresa A. Hassara—As an executive of financial services companies with over 30 years of experience, Ms. Hassara’s deep industry expertise includes executive roles encompassing all aspects of relationship management and service delivery, as well as in strategy and planning, product and services management, customer loyalty analytics, and participant education and advisory solutions for clients in both the public and private sectors. Ms. Hassara has spent the majority of that time with three companies: Bankers Trust, Fidelity Investments, and, most recently, TIAA-CREF, where she led the company’s Institutional Retirement business serving more than 16,000 higher education, state government, and other nonprofit organizations. Ms. Hassara has FINRA Series 6, 24, 26, and 63 registrations and holds a BA from Vanderbilt University and an MBA from The Wharton School.

R. Alan Hunter, Jr.—As the former and current chairman of the board of non-profit organizations and a current director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.

Robert E. Joyal—As a director of several publicly traded companies, a trustee of various investment companies, and a former executive of an investment management company, Mr. Joyal has experience with financial, regulatory, and operational issues. Mr. Joyal is a Chartered Financial Analyst. He holds a BA from St. Michael’s College and an MBA from Western New England College.

C. Ann Merrifield—As a trustee of a healthcare organization, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and currently serves as such for two life sciences companies. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.

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Susan B. Sweeney—As an executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.

Board Committees and Meetings

The full Board met four times during the fiscal year ended September 30, 2017.

Audit Committee.    The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Blair and El-Hage and Msses. Furman, Merrifield, and Sweeney, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended September 30, 2017, the Audit Committee met three times.

Nominating and Governance Committee.    The Trust has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended September 30, 2017, while they were both individual committees (formerly the Nominating Committee and the Governance Committee), the Nominating Committee met twice and the Governance Committee met once. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage.

The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 100 Bright Meadow Blvd., Enfield, CT 06082-1981. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the

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shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, CT 06082-1981. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Contract Committee.    The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During the fiscal year ended September 30, 2017, the Contract Committee met three times. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, has primary responsibility for the Funds’ risk management on a day-to-day basis

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as part of its overall responsibilities. The Funds’ subadviser is primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at its firm. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadviser, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership of Trustees and Officers of the Trust

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2017.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Allan W. Blair	None	over $100,000
Nabil N. El-Hage	None	None
Maria D. Furman	None	None
R. Alan Hunter, Jr.	None	None
C. Ann Merrifield	None	None
Susan B. Sweeney	None	None

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Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
Teresa A. Hassara	None	None
Robert E. Joyal	None	None

The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2017, these amounts were as follows: Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Ms. Furman, over $100,000; Ms. Hassara, None; Mr. Hunter, over $100,000; Mr. Joyal, over $100,000; Ms. Merrifield, None; and Ms. Sweeney, None.

As of January 2, 2018, the Trustees and officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.

To the knowledge of the Trust, as of December 31, 2017, the Independent Trustees and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser, principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser, principal underwriter, or sponsoring insurance company of the Funds.

Trustee Compensation

Effective January 1, 2018, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $24,180 per quarter plus a fee of $3,120 per in-person meeting attended plus a fee of $3,120 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 50% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 5% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

During 2017, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $20,000 per quarter plus a fee of $3,000 per in-person meeting attended plus a fee of $3,000 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 50% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 5% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.

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The following table discloses actual compensation paid to Trustees of the Trust during the 2017 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.

Name of Trustee	Aggregate Compensation from the Trust	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex Paid to Trustees
Allan W. Blair	$101,269	N/A	$204,375
Nabil N. El-Hage	$81,509	$99,487	$375,913
Maria D. Furman	N/A	$108,717	$242,823
Teresa A. Hassara[1]	$0	$0	$0
R. Alan Hunter, Jr.	$139,328	$33,428	$330,529
Robert E. Joyal	N/A	$324,579	$591,799
C. Ann Merrifield	$100,082	N/A	$202,000
Elaine A. Sarsynski[2,3]	$0	$0	$0
Susan B. Sweeney	$102,198	N/A	$326,350

[1]	Ms. Hassara, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.
[2]	Ms. Sarsynski, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.
[3]	Resigned as of February 1, 2017.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 2, 2018, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

MassMutual Select Bond and Income Asset Fund

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	MassMutual RetireSMARTSM 2020 Fund 1 Iron Street Boston, MA 02210	21.12%

	MassMutual RetireSMARTSM Conservative Fund 1 Iron Street Boston, MA 02210	15.68%

	MassMutual RetireSMARTSM 2030 Fund 1 Iron Street Boston, MA 02210	12.79%

	MassMutual RetireSMARTSM Moderate Fund 1 Iron Street Boston, MA 02210	12.24%

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Class	Name and Address of Beneficial Owner	Percent of Class
	MassMutual RetireSMARTSM 2025 Fund 1 Iron Street Boston, MA 02210	8.83%

	MassMutual RetireSMARTSM In Retirement Fund 1 Iron Street Boston, MA 02210	5.63%

MassMutual Select Equity Asset Fund

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	MassMutual RetireSMARTSM 2030 Fund 1 Iron Street Boston, MA 02210	18.08%

	MassMutual RetireSMARTSM 2040 Fund 1 Iron Street Boston, MA 02210	12.21%

	MassMutual RetireSMARTSM 2020 Fund 1 Iron Street Boston, MA 02210	11.35%

	MassMutual RetireSMARTSM Moderate Growth Fund 1 Iron Street Boston, MA 02210	9.31%

	MassMutual RetireSMARTSM 2025 Fund 1 Iron Street Boston, MA 02210	8.12%

	MassMutual RetireSMARTSM Moderate Fund 1 Iron Street Boston, MA 02210	7.59%

	MassMutual RetireSMARTSM 2035 Fund 1 Iron Street Boston, MA 02210	7.58%

	MassMutual RetireSMARTSM 2050 Fund 1 Iron Street Boston, MA 02210	7.05%

INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS

Investment Adviser

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).

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The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.

MML Advisers also serves as investment adviser to: MassMutual Select Total Return Bond Fund, MassMutual Select Strategic Bond Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Select Equity Opportunities Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select T. Rowe Price International Equity Fund, MM MSCI EAFE® International Index Fund, MassMutual Select Overseas Fund, MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, MassMutual RetireSMARTSM Growth Fund, MassMutual RetireSMARTSM In Retirement Fund, MassMutual RetireSMARTSM 2010 Fund, MassMutual RetireSMARTSM 2015 Fund, MassMutual RetireSMARTSM 2020 Fund, MassMutual RetireSMARTSM 2025 Fund, MassMutual RetireSMARTSM 2030 Fund, MassMutual RetireSMARTSM 2035 Fund, MassMutual RetireSMARTSM 2040 Fund, MassMutual RetireSMARTSM 2045 Fund, MassMutual RetireSMARTSM 2050 Fund, MassMutual RetireSMARTSM 2055 Fund, MassMutual RetireSMARTSM 2060 Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, which are series of the Trust; MassMutual Premier U.S. Government Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds® Growth Fund, MML American Funds® International Fund, MML Balanced Allocation Fund, MML Blue Chip Growth Fund, MML Conservative Allocation Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth Allocation Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Moderate Allocation Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund, which are series of MML Series

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Investment Fund, an open-end management investment company; MML Asset Momentum Fund, MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation- Protected and Income Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MML Advisers an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows:

Fund
Bond and Income Asset Fund	0.18%
Equity Asset Fund	0.18%

Unaffiliated Subadviser

NTI

NTI serves as subadviser for each Fund. NTI, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies, and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI also provides subadvisory services for the MM S&P 500® Index Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, and MM MSCI EAFE® International Index Fund, each of which are series of the Trust, and for the MML Equity Index Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.

Information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund can be found in Appendix C.

Administrator, Sub-Administrators, and Shareholder Servicing Agent

MML Advisers has entered into an administrative and shareholder services agreement (the “Administrative and Shareholder Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MML Advisers is obligated to provide certain administrative and shareholder services. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration. Pursuant to a letter agreement between the Trust, MML Advisers, and State Street, the Trust has agreed to pay State Street for the services it provides pursuant to the sub-administration agreement with MML Advisers, although MML Advisers remains ultimately responsible for the payment of any such fees owed to State Street. The Trust, on behalf of each Fund, pays MML Advisers an administrative services fee monthly at an annual rate as shown in the table below:

Fund	Class I
Bond and Income Asset Fund	None
Equity Asset Fund	None

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Pursuant to the Advisory Agreements, Subadvisory Agreements, and Administrative and Shareholder Services Agreement described above, for the fiscal year ended September 30, 2017 and period ended September 30, 2016, the amount of Advisory fees paid by each Fund, the amount of Subadvisory fees paid by each Fund, the amount of any Advisory fees waived by MML Advisers, the amount of Administrative fees paid by each Fund, the amount of any Administrative fees waived by MML Advisers, and the amount of any fees reimbursed by MML Advisers are as follows:

Fiscal Year Ended September 30, 2017
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Shareholder Services Fees Paid	Other Expenses Reimbursed
Bond and Income Asset Fund	$465,183	$129,154	$—	$—	$—	$—
Equity Asset Fund[1]	1,892,808	369,316	—	—	—	(358,672)

[1]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .25% for Class I.

Fiscal Period Ended September 30, 2016
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Shareholder Services Fees Paid	Other Expenses Reimbursed
Bond and Income Asset Fund[1]	$11,180	$3,500	$—	$—	$—	$(59,651)
Equity Asset Fund[2]	33,417	7,048	—	—	—	(81,669)

[1]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .26% for Class I.

[2]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .25% for Class I.

THE DISTRIBUTOR

The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.

The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds.

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Shares of each Fund may be purchased through agents of the Distributor who are registered representatives and licensed by the Distributor to sell Fund shares, and through registered representatives of selected broker-dealers which are members of Financial Industry Regulatory Authority and which have entered into selling agreements with the Distributor. The Distributor may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which the Distributor has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.

The Distribution Agreement continued in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

CUSTODIAN, DIVIDEND DISBURSING AGENT, AND TRANSFER AGENT

State Street, located at 1 Iron Street, Boston, Massachusetts 02210, is the custodian of each Fund’s investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian and Transfer Agent, State Street does not assist in, and is not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MML Advisers, the Distributor, and NTI have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the Funds do not typically pay commissions for principal transactions in the OTC markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price a Fund pays. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers

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to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Advisory or Subadvisory Agreement and as permitted by Section 28(e) of the Exchange Act, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The investment adviser or subadviser may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

Brokerage and research services provided by brokers is used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of the Trust. The investment adviser or subadviser attempts to evaluate the quality of brokerage and research services provided by brokers. Results of this effort are sometimes used by the investment adviser or subadviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MML Advisers will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment adviser or subadviser to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment adviser or subadviser) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

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The following table discloses the brokerage commissions paid by the Funds for the fiscal year ended September 30, 2017 and period ended September 30, 2016:

	Fiscal Year ended September 30, 2017	Fiscal Period ended September 30, 2016
Equity Asset Fund[1]	$172,394	$146,276

[1]	Commenced operations on September 15, 2016

The Funds paid no brokerage commissions to an affiliate of their investment adviser or subadviser for the fiscal year ended September 30, 2017 and period ended September 30, 2016.

The Funds had no trades directed to a broker or dealer for the fiscal year ended September 30, 2017 and period ended September 30, 2016 because of research services provided.

The following table discloses, for securities issued by one or more of a Fund’s “regular brokers or dealers” (as defined in the 1940 Act), or their parent companies, the aggregate value of the securities held by each Fund as of the fiscal year ended September 30, 2017.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Equity Asset Fund	JPMorgan Chase & Co.	$7,508,519
	Bank of America Corp.	5,555,806
	Citigroup, Inc.	4,407,753
	The Goldman Sachs Group, Inc.	2,325,174
	Morgan Stanley	1,698,089
	UBS AG	1,159,171
	Nomura Holdings, Inc.	983,106
	State Street Corp.	954,827
	Barclays Bank PLC	819,639
	Credit Suisse Group	711,109
	T. Rowe Price Investment Services, Inc.	505,555

		$26,628,748

DESCRIPTION OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 28, 1993 which was amended and restated as of November 21, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on September 30.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 58 series, 2 of which are described in this SAI.

The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees

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have currently authorized the establishment and designation of 10 classes of shares, between one and seven classes of shares for each series of the Trust: Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class A Shares, Class R4 Shares, Class R3 Shares, Class M5 Shares, Class M4 Shares, and Class M3 Shares. Currently only Class I Shares are offered by the Bond and Income Asset Fund, Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund. Currently, only Class I Shares, Class M5 Shares, Class M4 Shares, and Class M3 Shares are offered by the MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, and MassMutual Select T. Rowe Price Retirement Balanced Fund. Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class A Shares, Class R4 Shares, and Class R3 Shares are offered by all other series of the Trust. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.

The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).

The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.

Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.

The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.

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The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.

The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

SECURITIES LENDING

State Street serves as securities lending agent to the Trust. As securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Agency Agreement (“Securities Lending Agreement”). State Street acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. State Street determines whether a loan shall be made per the agreed upon parameters with the Trust and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 102% (for domestic) and 105% (for foreign) of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street invests cash collateral in accordance with the Securities Lending Agreement. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds daily, monthly, and quarterly statements describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program. The Trust’s Board of Trustees receives information quarterly describing the outstanding loans and income made on such loans during the period.

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The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each applicable Fund during the fiscal year ended September 30, 2017 were as follows:

Fund	Equity Asset Fund
Gross income earned by the Fund from securities lending activities	$364,716

Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$60,120
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$4,845
Administrative fees not included in a revenue split	$—
Indemnification fees not included in a revenue split	$—
Rebate (paid to borrower)	$59,665
Other fees not included in a revenue split, if applicable, including a description of those other fees	$—

Aggregate fees/compensation paid by the Fund for securities lending activities	$124,630

Net income from securities lending activities	$240,086

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment, or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

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VALUATION OF PORTFOLIO SECURITIES

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in

[1]

The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Board may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

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accordance with procedures approved annually by the Board, and under the general oversight of the Board. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Board at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs.

The prices of foreign securities are quoted in foreign currencies. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.

TAXATION

Taxation of the Funds: In General

Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from:

(i)	dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and

(ii)	net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, if any, for such year in a manner qualifying for the dividends-paid deduction; and

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(c)	diversify its holdings so that, at the close of each quarter of its taxable year:

(i)	at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer; and

(ii)	not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i). In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). Certain of a Fund’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships, as described further below. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.

The 90% gross income requirement described in (a) above and the diversification test described in (c) above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in commodities, commodities-related investments, and MLPs.

In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend

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income to shareholders taxed as individuals. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income or net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, a Fund may designate any retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. If a Fund has a net capital loss for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused. See the most recent annual shareholder report for each Fund’s capital loss carryforwards as of the end of its most recently ended fiscal year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. The “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or November 30 or December 31, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or November 30, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end, no such gains or losses will be so treated. Each Fund intends to

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make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of this practice.

Limitation on Deductibility of Fund Expenses

A Fund will be considered to be a “nonpublicly offered regulated investment company” if it does not have at least 500 shareholders at all times during a taxable year. Very generally, pursuant to Treasury Department regulations, expenses of nonpublicly offered regulated investment companies, except those specific to their status as a regulated investment company or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These affected expenses (which include advisory fees) are treated as additional dividends to certain Fund shareholders (generally including individuals and entities that compute their taxable income in the same manner as an individual), and are deductible by those shareholders, subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are unrealized, or income or gains that are realized but not distributed. Such realized income or gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long a shareholder has owned (or is deemed to have owned) his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly reported distributions of long-term capital gains, if any, are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.

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Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income. The Bond and Income Asset Fund generally does not expect a significant portion of its distributions to be derived from qualified dividend income.

Dividends of net investment income received by corporate shareholders of each Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent those dividends are reported as being attributable to qualifying dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Bond and Income Asset Fund generally does not expect a significant portion of its distributions to qualify for the dividends received deduction.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to

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individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Any distribution of income attributable to qualified REIT dividends or qualified publicly traded partnership income from a Fund’s investment in a REIT or MLP, as applicable, will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT or MLP directly.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in and with respect to any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.

Sales, Redemptions, and Exchanges

Sales, redemptions, and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of Fund shares held by a shareholder for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In the case of individuals holding shares in a Fund directly, upon the sale, redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the Fund shares sold, redeemed, or exchanged. See the Funds’ Prospectus for more information.

Shareholders who redeem, in a single transaction, all shares of a Fund held or considered to be held by them will be treated as having sold their shares and generally will realize a capital gain or loss as described above. However, because each Fund expects to be treated as a “nonpublicly offered regulated investment company” as described above, if a shareholder redeems fewer than all of its shares in a Fund, such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the redemption is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing a Fund’s tax basis in its shares, and thereafter as capital gain. Where a redeeming shareholder is treated as receiving a dividend, there is a risk that other shareholders of the Fund whose percentage interests in the Fund increase as a result of such redemption, will be treated as having received a taxable distribution from the Fund. Shareholders should consult their tax advisers regarding the proper tax treatment of their redemptions from a Fund.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many

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cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments in Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend in part upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, the Fund must include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID, or acquisition discount (very generally, the excess of the stated redemption price over the purchase price) in the case of certain types of debt obligations. Generally, the Fund will be required to include the OID, or acquisition discount, as ordinary income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.

As indicated above, a Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

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Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount; whether and to what extent a Fund should recognize market discount on such a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by each Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Investments in Regulated Investment Companies and Other Investment Funds

To the extent a Fund invests its assets in shares of ETFs or other investment companies that are regulated investment companies (“underlying funds”), its distributable income and gains will normally consist of distributions from such underlying funds and gains and losses on the disposition of shares of such underlying funds. To the extent that such an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses to offset capital gains the Fund realized from other sources until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment (although such losses of an underlying fund may reduce distributions to the Fund from that underlying fund in future taxable years). Moreover, even when a Fund does make a disposition of shares of an underlying fund, a portion of its loss may be recognized as a long-term capital loss, which the Fund will not be able to offset against its ordinary income (including distributions of any net short-term capital gains realized by the underlying fund).

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds. For similar reasons, the character of distributions from the Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds. Investing through underlying funds can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.

If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, the Fund will be a “qualified fund of funds.” In that case, the Fund is

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permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by a regulated investment company in which its invests that itself elected to pass such taxes through to its shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund qualifies to make such election for any year, it may determine not to do so. See “Foreign Taxes and Investments” below.

To the extent a Fund invests in commodity-related ETFs that qualify as qualified publicly traded partnerships, the net income derived from such ETFs will constitute qualifying income for purposes of the 90% gross income test (as noted above). If such an ETF were to fail to qualify as a qualified publicly traded partnership, a portion of the gross income derived from that ETF could constitute nonqualifying income to the Fund for purposes of the 90% gross income test.

The foregoing is only a general description of certain federal tax consequences of investing in ETFs and other underlying funds.

Investments in Commodities

Investments by a Fund in commodities or commodity-linked instruments can be limited by such Fund’s intention to qualify as a regulated investment company, and can limit such Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused such Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, such Fund would fail to qualify as a regulated investment company.

Foreign Taxes and Investments

Income, proceeds, and gains received by a Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which a Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.

A Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation: (i) 75 percent or more of the income of which for a taxable year in the Fund’s holding period is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investment by a Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs or on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to make an election that would avoid the imposition of that tax. For example, a Fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are generally treated as ordinary income and loss. The QEF and

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mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and other charges described above in some instances.

Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses resulting from such transactions cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Certain Investments in Real Estate Investment Trusts

If a Fund invests in equity securities of REITs, such investments may result in the fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Certain Investments in Mortgage-Related Securities

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Unrelated Business Taxable Income

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also

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recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Investments in MLPs

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or, in later periods, if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders, when distributed to them, as ordinary income.

As noted above, certain of the MLPs in which a Fund may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has

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under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Non U.S. Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.

The exceptions to withholding for short-term capital gain dividends and capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests.

The exception to withholding for “interest-related dividends” does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.

If a Fund invests in a regulated investment company that pays capital gain dividends, short-term capital gain dividends, or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders.

A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than capital gain dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal income tax law, a beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or

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exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Beneficial holders that are foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.

Beneficial holders that are foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its

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shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays on or after January 1, 2019. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., capital gain dividends, short-term capital gain dividends, and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state, and local taxes.

EXPERTS

Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.

The audited financial statements of the Funds are set forth in the Trust’s Annual Reports as of September 30, 2017, and are incorporated herein by reference in reliance upon the reports of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. Copies of the Trust’s Annual Reports as of September 30, 2017 are available, without charge, upon request by calling 1-888-309-3539.

GLOSSARY

Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a

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security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity, and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment adviser’s or subadviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, S&P, Moody’s, and Fitch, see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A, and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A, and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities:    include obligations issued, sponsored, assumed, or guaranteed as to principal or interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations.

The name MassMutual Select Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees, or agents of such Trust, but only the property of the relevant series of the Trust shall be bound.

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APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

“F-1”: Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”: A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

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Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

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B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

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APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with the exception of any “Fund of Funds,” “Feeder Funds,” or “Special Situations” where the Adviser is in the best position to vote the proxy) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.

I.    GENERAL PRINCIPLES

In voting proxies, the Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.    SUBADVISERS

1.  The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.

2.  The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.

3.  The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.

4.  The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.

III.    THE FUNDS AND ADVISER

1.  The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.

2.  The Trustees of the Funds will not vote proxies on behalf of the Funds or the Series.

3.  The Adviser will not vote proxies on behalf of the Funds or the Series, except that the Adviser will vote proxies on behalf of any Funds of Funds for which it serves as investment adviser or in Special Situations.

4.  Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, the Feeder Fund will either hold a meeting of its shareholders to consider such matters, and the Adviser, on behalf of the Feeder Fund, will cast its votes in proportion to the votes received from the Feeder Fund’s shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders), or the Adviser, on behalf of the Feeder Fund, will cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MML INVESTMENT ADVISERS, LLC

As Investment Adviser to the Fund of Funds and Feeder Fund Series of  the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II

(April 3, 2017)

General Overview

Policy

It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund, and MML Series Investment Fund II (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.

Background

MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. With the exception of one Fund of Funds, the Funds of Funds may invest in other series of the Trusts, mutual funds advised by affiliates of MML Investment Advisers (e.g., OFI Global Asset Management, Inc.), and mutual funds advised by an unaffiliated investment adviser. With respect to the noted exception, that fund invests exclusively in mutual funds advised by an unaffiliated investment adviser.

MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.

Procedure

1. When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

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2. When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

3. When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

4. When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.

5. Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a

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quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

Operating Procedures

MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.

All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or his/her designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention

The Investment Management team will retain for such time periods as set forth in Rule 204-2:

•	Copies of all policies and procedures required by the Rule;
•	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund’s or Feeder Fund’s investments;
•	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;
•	A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and
•

A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

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NORTHERN TRUST INVESTMENTS, INC.

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust Investments, Inc. (“NTI”) in its capacity as Subadviser. NTI has adopted its proprietary proxy voting policies (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which NTI has voting discretion. Under the Northern Proxy Voting Policy, shares are to be voted in the best interest of the Funds.

A Proxy Committee (“NTI’s Proxy Committee”), comprised of senior NTI investment and compliance officers, has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. NTI’s Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. NTI has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to NTI’s Proxy Committee in a manner consistent with the Proxy Guidelines. NTI’s Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.

The Proxy Guidelines provide that NTI’s Proxy Committee will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that NTI’s Proxy Committee will generally vote in favor of proposals to:

•	Repeal existing classified boards and elect directors on an annual basis;

•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;

•	Lower supermajority shareholder vote requirements for mergers and other business combinations;

•	Increase common share authorizations for a stock split;

•	Implement a reverse stock split;

•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans;

•	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate; and

•

Request that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every search the company undertakes.

The Proxy Guidelines also provide that NTI’s Proxy Committee will generally vote against proposals to:

•	Elect director nominees that sit on more than five public company boards, or, if the nominee is a CEO, more than three public company boards;

•	Elect director nominees who attend fewer than 75 percent of board and board-committee meetings for two consecutive years without a satisfactory explanation.

•	Classify the board of directors;

•	Require that poison pill plans be submitted for shareholder ratification;

•	Adopt dual class exchange offers or dual class recapitalizations;

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•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and

•	Eliminate, direct, or otherwise restrict charitable contributions.

NTI’s Proxy Committee will generally support the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals that call on the company to adopt specific policies or practices that go beyond reporting. Although NTI’s Proxy Committee acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, its is believed that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Proxy Voting Policy, NTI’s Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of a Fund. In exercising its discretion, NTI’s Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, NTI’s Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead NTI’s Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, NTI’s Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI may also have business or personal relationships it maintains with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which NTI has a direct financial interest, such as shareholder approval for a change in the advisory fees paid by a Fund. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of NTI’s Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. NTI’s Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy. NTI’s Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by (iv) voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not have voting discretion. The method selected by NTI’s Proxy Committee may vary depending upon the facts and circumstances of each situation.

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NTI may choose not to vote in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, NTI’s Proxy Committee may obtain recommendations from analysts at NTI who review the issuer in question or the industry in general. NTI’s Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

This foregoing is only a summary of the Proxy Voting Policy and Proxy Voting Guidelines. You may obtain, upon request and without charge, a full-version paper copy of the Proxy Voting Policy and Proxy Guidelines by calling 800-595-9111.

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APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

MML Investment Advisers, LLC

MML Advisers, as the investment adviser to the Bond and Income Asset Fund and the Equity Asset Fund, administers the asset allocation program for each Fund. This function is performed by portfolio managers, Bruce Picard Jr. and Frederick Schulitz.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Bruce Picard Jr.
Registered investment companies**	16	$3,367 million	0	$0
Other pooled investment vehicles	9	$333 million	0	$0
Other accounts	0	$0	0	$0

Frederick Schulitz
Registered investment companies**	16	$3,367 million	0	$0
Other pooled investment vehicles	9	$333 million	0	$0
Other accounts	0	$0	0	$0

*	The information provided is as of September 30, 2017.
**	Does not include the Bond and Income Asset Fund and the Equity Asset Fund.

Ownership of Securities:

As of September 30, 2017, the portfolio managers did not own any shares of the Bond and Income Asset Fund and the Equity Asset Fund.

Conflicts of Interest:

A conflict of interest may arise due to differences in the investment adviser’s net management fee among the underlying funds in which these Funds invest such that the portfolio managers might be motivated to invest in certain funds over others. Similarly, the desire to maintain or raise assets under management in certain underlying funds could influence the portfolio managers to lend preferential treatment to those funds. In addition, the portfolio managers might be motivated to favor affiliated underlying funds over non-affiliated underlying funds.

Compensation:

The discussion below describes the portfolio managers’ compensation as of September 30, 2017.

The portfolio managers are paid in the same manner as other employees of the adviser such that their compensation consists of a base salary and an annual discretionary bonus. In addition, the adviser matches a portion of employees’ 401(k) contributions, if any, and provides the potential for long-term incentive compensation, though neither is related to the performance of the Funds.

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Northern Trust Investments, Inc.

The portfolio managers of the Bond and Income Asset Fund are David M. Alongi and Michael Chico.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
David M. Alongi
Registered investment companies**	13	$6,783,300,511	0	$0
Other pooled investment vehicles	43	$59,130,940,701	0	$0
Other accounts	41	$23,919,687,763	0	$0

*	The information provided is as of September 30, 2017.
**	Does not include the Bond and Income Asset Fund.

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Michael Chico
Registered investment companies**	5	$3,137,077,241	0	$0
Other pooled investment vehicles	6	$15,607,221,066	0	$0
Other accounts	17	$8,909,765,059	0	$0

*	The information provided is as of September 30, 2017.
**	Does not include the Bond and Income Asset Fund.

Ownership of Securities:

As of September 30, 2017, the portfolio managers did not own any shares of the Bond and Income Asset Fund.

The portfolio manager of the Equity Asset Fund is Brent Reeder.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brent Reeder
Registered investment companies**	32	$39,339,680,231	0	$0
Other pooled investment vehicles	64	$245,095,206,663	0	$0
Other accounts	80	$50,724,656,344	0	$0

*	The information provided is as of September 30, 2017.
**	Does not include the Equity Asset Fund.

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Ownership of Securities:

As of September 30, 2017, the portfolio manager did not own any shares of the Equity Asset Fund.

Conflicts of Interest:

NTI’s portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

Compensation:

The discussion below describes the portfolio managers’ compensation as of September 30, 2017.

The compensation for NTI index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual cash incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

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MASSMUTUAL SELECT FUNDS

This Prospectus describes the following Funds:

Fund Name	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MassMutual RetireSMARTSM Conservative Fund	MRCUX	MRCSX	MRCYX	MRCLX	MCTAX	MRCZX	MRCVX
MassMutual RetireSMARTSM Moderate Fund	MRMUX	MROSX	MRMYX	MRMLX	MRMAX	MRMZX	MRMTX
MassMutual RetireSMARTSM Moderate Growth Fund	MROUX	MRSSX	MROYX	MRSLX	MOGAX	MROZX	MROTX
MassMutual RetireSMARTSM Growth Fund	MRGUX	MRRSX	MRGYX	MRGLX	MRRAX	MRGZX	MRGVX
MassMutual RetireSMARTSM In Retirement Fund	MDRVX	MDRTX	MDRSX	MDRYX	MRDAX	MDRZX	MDRNX
MassMutual RetireSMARTSM 2010 Fund	MRXUX	MRXTX	MRXSX	MRXYX	MRXAX	MRXZX	MRXNX
MassMutual RetireSMARTSM 2015 Fund	MMJUX	MMJTX	MMJSX	MMJYX	MMJAX	MMJZX	MMJNX
MassMutual RetireSMARTSM 2020 Fund	MRTDX	MRTBX	MRTSX	MRTYX	MRTAX	MRTHX	MRTNX
MassMutual RetireSMARTSM 2025 Fund	MMNUX	MMNTX	MMISX	MMIYX	MMSDX	MMNZX	MMNRX
MassMutual RetireSMARTSM 2030 Fund	MRYUX	MRYTX	MRYSX	MRYYX	MRYAX	MRYZX	MRYNX
MassMutual RetireSMARTSM 2035 Fund	MMXUX	MMXTX	MMXSX	MMXYX	MMXAX	MMXZX	MMXNX
MassMutual RetireSMARTSM 2040 Fund	MRFUX	MRFTX	MFRSX	MRFYX	MRFAX	MRFZX	MFRNX
MassMutual RetireSMARTSM 2045 Fund	MMKUX	MMKTX	MMKSX	MMKYX	MMKAX	MMKZX	MMKNX
MassMutual RetireSMARTSM 2050 Fund	MMRUX	MMRTX	MMTSX	MMRYX	MMARX	MMRZX	MMRNX
MassMutual RetireSMARTSM 2055 Fund	MMWZX	MMWUX	MMWSX	MMWYX	MMWAX	MMWEX	MMWTX
MassMutual RetireSMARTSM 2060 Fund	MMWIX	MMWHX	MMWGX	MMWFX	MMWDX	MMWCX	MMWBX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

February 1, 2018

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MassMutual RetireSMARTSM Conservative Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.12%	.22%	.32%	.42%	.42%	.32%	.32%
Acquired Fund Fees and Expenses	.44%	.44%	.44%	.44%	.44%	.44%	.44%
Total Annual Fund Operating Expenses(1)	.56%	.66%	.76%	.86%	1.11%	1.01%	1.26%

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Expense Reimbursement	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.46%	.56%	.66%	.76%	1.01%	.91%	1.16%

(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .02%, .12%, .22%, .32%, .57%, .47%, and .72% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$47	$169	$303	$692
Class R5	$57	$201	$358	$813
Service Class	$67	$233	$413	$933
Administrative Class	$78	$264	$467	$1,052
Class A	$647	$874	$1,119	$1,819
Class R4	$93	$312	$548	$1,227
Class R3	$118	$390	$682	$1,514

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Fund has a conservative asset allocation strategy (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 30% of its assets invested in equity and similar funds and approximately 70% invested in fixed income funds, including money market funds. Under normal circumstances, the Fund’s asset allocation among equity and fixed income funds is generally expected to vary by no more than plus or minus five percentage points from the target asset allocation strategy. In its periodic determination of the Fund’s asset allocation to Underlying Funds, MML Advisers will attempt to select Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage). The Fund is designed for use as part of an overall investment strategy by an investor who is saving for, or is already in, retirement.

The table below shows the Fund’s approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	31.2%
—Domestic Equity Funds
MM Select Equity Asset (NTI)	15.0%
Select Diversified Value (T. Rowe Price/Brandywine Global)	0.5%
Select Fundamental Value (Wellington Management/Barrow Hanley)	0.4%
Select Large Cap Value (Barrow Hanley/Huber Capital Management)	0.4%
Premier Disciplined Value (Barings)	1.8%
Select Equity Opportunities (T. Rowe Price/Wellington Management)	1.5%
Select Fundamental Growth (Wellington Management)	0.4%
Select Blue Chip Growth (T. Rowe Price/Loomis Sayles)	0.3%
Select Growth Opportunities (Sands Capital/Jackson Square)	0.3%
Premier Disciplined Growth (Barings)	1.9%
Select Mid-Cap Value (American Century/Systematic)	0.7%
Select Small Cap Value Equity (Wellington Management/Barrow Hanley)	0.6%
Select Small Company Value (Federated Clover/T. Rowe Price/Invesco)	0.2%
Select Mid Cap Growth (T. Rowe Price/Frontier)	0.3%
Select Small Cap Growth Equity (Wellington Management/OFI Global)	0.4%
Oppenheimer Real Estate (OFI Global Asset Management)	0.2%
—International/Global Equity Funds
Select Overseas (MFS/Harris)	3.3%
Premier International Equity (OFI Global)	1.2%

–  5  –

Premier Strategic Emerging Markets (OFI Global)	1.9%

Fixed Income Funds	67.8%
MM Select Bond and Income Asset (NTI)	19.3%
Premier Short-Duration Bond (Barings)	13.9%
Premier Inflation-Protected and Income (Barings)	1.8%
Premier Core Bond (Barings)	15.0%
Select Total Return Bond (MetWest)	6.5%
Select Strategic Bond (Western Asset)	5.4%
Premier High Yield (Barings)	2.5%
Oppenheimer International Bond Fund (OFI Global Asset Management)	2.7%
Barings Global Floating Rate (Barings)	0.8%

Other Funds	1.0%
DFA Commodity Strategy (DFA)	1.0%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have

–  6  –

speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions

–  7  –

affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments

–  8  –

to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and

–  9  –

instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The returns in the bar chart do not reflect the deduction of any applicable Class A sales charge. If these charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to equity investments (S&P 500® Index) and an index of funds with similar investment objectives (Lipper Balanced Fund Index). Average annual total returns for Class A shares of the Fund reflect any applicable sales charge. Performance for Class R5, Service Class, Administrative Class, and Class A shares of the Fund for periods prior to the Fund’s inception date (06/20/11) is based on the performance of a predecessor MassMutual separate investment account with substantially the same investment objective, policies, and investment strategies as those of the Fund (the “Predecessor Account”); in the case of Class A shares of the Fund, the average annual returns have been adjusted to reflect the deduction of any applicable Class A sales charge. As a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to certain requirements and restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), to which the Predecessor Account was not subject. If the Predecessor Account had been subject to those requirements and restrictions, it might have achieved less favorable investment performance. Because of the difference in tax treatments of the Predecessor Account and the Fund, after-tax performance information is not presented for the ten-year period. Performance for Class I, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class A Shares

Highest Quarter:	2Q ’09,	9.91%	Lowest Quarter:	4Q ’08,	-	8.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

–  10  –

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class A	Return Before Taxes	2.04%	2.75%	3.72%
	Return After Taxes on Distributions	1.14%	1.41%	N/A
	Return After Taxes on Distributions and Sale of Fund Shares	1.25%	1.72%	N/A
Class I	Return Before Taxes	8.84%	4.51%	4.67%
Class R5	Return Before Taxes	8.74%	4.44%	4.63%
Service Class	Return Before Taxes	8.51%	4.33%	4.57%
Administrative Class	Return Before Taxes	8.50%	4.24%	4.51%
Class R4	Return Before Taxes	8.34%	4.09%	4.27%
Class R3	Return Before Taxes	8.02%	3.81%	4.00%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		3.54%	2.10%	4.01%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		21.83%	15.79%	8.50%
Lipper Balanced Fund Index (reflects no deduction for taxes)		14.10%	8.73%	5.73%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  11  –

MassMutual RetireSMARTSM Moderate Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.08%	.18%	.28%	.38%	.38%	.28%	.28%
Acquired Fund Fees and Expenses	.47%	.47%	.47%	.47%	.47%	.47%	.47%
Total Annual Fund Operating Expenses(1)	.55%	.65%	.75%	.85%	1.10%	1.00%	1.25%
Expense Reimbursement	(.04%)	(.04%)	(.04%)	(.04%)	(.04%)	(.04%)	(.04%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.51%	.61%	.71%	.81%	1.06%	.96%	1.21%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .04%, .14%, .24%, .34%, .59%, .49%, and .74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$52	$172	$303	$685
Class R5	$62	$204	$358	$807
Service Class	$73	$236	$413	$927
Administrative Class	$83	$267	$467	$1,045
Class A	$652	$877	$1,119	$1,813
Class R4	$98	$314	$549	$1,221
Class R3	$123	$393	$682	$1,508

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the

–  12  –

most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Fund has a moderate asset allocation strategy (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 60% of its assets invested in equity and similar funds and approximately 40% invested in fixed income funds, including money market funds. Under normal circumstances, the Fund’s asset allocation among equity and fixed income funds is generally expected to vary by no more than plus or minus five percentage points from the target asset allocation strategy. In its periodic determination of the Fund’s asset allocation to Underlying Funds, MML Advisers will attempt to select Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage). The Fund is designed for use as part of an overall investment strategy by an investor who is saving for, or is already in, retirement.

The table below shows the Fund’s approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	60.6%
—Domestic Equity Funds
MM Select Equity Asset (NTI)	29.0%
Select Diversified Value (T. Rowe Price/Brandywine Global)	1.7%
Select Fundamental Value (Wellington Management/Barrow Hanley)	1.5%
Select Large Cap Value (Barrow Hanley/Huber Capital Management)	1.4%
Premier Disciplined Value (Barings)	2.5%
Select Equity Opportunities (T. Rowe Price/Wellington Management)	1.8%
Select Fundamental Growth (Wellington Management)	1.6%
Select Blue Chip Growth (T. Rowe Price/Loomis Sayles)	1.8%
Select Growth Opportunities (Sands Capital/Jackson Square)	1.1%
Premier Disciplined Growth (Barings)	2.6%
Select Mid-Cap Value (American Century/Systematic)	1.2%
Select Small Cap Value Equity (Wellington Management/Barrow Hanley)	1.1%
Select Small Company Value (Federated Clover/T. Rowe Price/Invesco)	0.4%
Select Mid Cap Growth (T. Rowe Price/Frontier)	0.6%
Select Small Cap Growth Equity (Wellington Management/OFI Global)	0.9%
Oppenheimer Real Estate (OFI Global Asset Management)	0.3%
—International/Global Equity Funds
Select Overseas (MFS/Harris)	5.7%
Premier International Equity (OFI Global)	2.1%
Premier Strategic Emerging Markets (OFI Global)	3.3%

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Fixed Income Funds	38.2%
MM Select Bond and Income Asset (NTI)	10.8%
Premier Short-Duration Bond (Barings)	7.4%
Premier Inflation-Protected and Income (Barings)	1.0%
Premier Core Bond (Barings)	8.5%
Select Total Return Bond (MetWest)	3.7%
Select Strategic Bond (Western Asset)	3.1%
Premier High Yield (Barings)	1.6%
Oppenheimer International Bond Fund (OFI Global Asset Management)	1.5%
Barings Global Floating Rate (Barings)	0.6%

Other Funds	1.3%
DFA Commodity Strategy (DFA)	1.3%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income, and certain other funds therefore does not equal 100%.

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an

Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

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Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in

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response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

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Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

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U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The returns in the bar chart do not reflect the deduction of any applicable Class A sales charge. If these charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments (Bloomberg Barclays U.S. Aggregate Bond Index) and an index of funds with similar investment objectives (Lipper Balanced Fund Index). Average annual total returns for Class A shares of the Fund reflect any applicable sales charge. Performance for shares Class R5, Service Class, Administrative Class, and Class A of the Fund for periods prior to the Fund’s inception date (06/20/11) is based on the performance of a predecessor MassMutual separate investment account with substantially the same investment objective, policies, and investment strategies as those of the Fund (the “Predecessor Account”); in the case of Class A shares of the Fund, the average annual returns have been adjusted to reflect the deduction of any applicable Class A sales charge. As a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to certain requirements and restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), to which the Predecessor Account was not subject. If the Predecessor Account had been subject to those requirements and restrictions, it might have achieved less favorable investment performance. Because of the difference in tax treatments of the Predecessor Account and the Fund, after-tax performance information is not presented for the ten-year period. Performance for Class I, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class A Shares

Highest Quarter:	2Q ’09,	14.10%	Lowest Quarter:	4Q ’08,	-	15.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class A	Return Before Taxes	6.86%	5.45%	4.38%
	Return After Taxes on Distributions	5.80%	3.67%	N/A
	Return After Taxes on Distributions and Sale of Fund Shares	4.11%	3.84%	N/A
Class I	Return Before Taxes	13.92%	7.22%	5.30%
Class R5	Return Before Taxes	13.92%	7.17%	5.27%
Service Class	Return Before Taxes	13.72%	7.07%	5.23%
Administrative Class	Return Before Taxes	13.62%	6.96%	5.16%
Class R4	Return Before Taxes	13.48%	6.79%	4.89%
Class R3	Return Before Taxes	13.23%	6.53%	4.64%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		3.51%	2.10%	4.01%
Lipper Balanced Fund Index (reflects no deduction for taxes)		14.10%	8.73%	5.73%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM Moderate Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.10%	.20%	.30%	.40%	.40%	.30%	.30%
Acquired Fund Fees and Expenses	.50%	.50%	.50%	.50%	.50%	.50%	.50%
Total Annual Fund Operating Expenses(1)	.60%	.70%	.80%	.90%	1.15%	1.05%	1.30%
Expense Reimbursement	(.06%)	(.06%)	(.06%)	(.06%)	(.06%)	(.06%)	(.06%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.54%	.64%	.74%	.84%	1.09%	.99%	1.24%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .04%, .14%, .24%, .34%, .59%, .49%, and .74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$55	$186	$329	$744
Class R5	$65	$218	$384	$865
Service Class	$76	$249	$438	$984
Administrative Class	$86	$281	$493	$1,102
Class A	$655	$890	$1,143	$1,866
Class R4	$101	$328	$574	$1,277
Class R3	$126	$406	$707	$1,562

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Fund has an asset allocation strategy that emphasizes the potential for moderate growth (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 85% of its assets invested in equity and similar funds and approximately 15% invested in fixed income funds, including money market funds. Under normal circumstances, the Fund’s asset allocation among equity and fixed income funds is generally expected to vary by no more than plus or minus five percentage points from the target asset allocation strategy. In its periodic determination of the Fund’s asset allocation to Underlying Funds, MML Advisers will attempt to select Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage). The Fund is designed for use as part of an overall investment strategy by an investor who is saving for, or is already in, retirement.

The table below shows the Fund’s approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	83.8%
—Domestic Equity Funds
MM Select Equity Asset (NTI)	40.1%
Select Diversified Value (T. Rowe Price/Brandywine Global)	3.2%
Select Fundamental Value (Wellington Management/Barrow Hanley)	2.9%
Select Large Cap Value (Barrow Hanley/Huber Capital Management)	2.6%
Premier Disciplined Value (Barings)	2.1%
Select Equity Opportunities (T. Rowe Price/Wellington Management)	1.8%
Select Fundamental Growth (Wellington Management)	3.0%
Select Blue Chip Growth (T. Rowe Price/Loomis Sayles)	3.3%
Select Growth Opportunities (Sands Capital/Jackson Square)	2.1%
Premier Disciplined Growth (Barings)	2.2%
Select Mid-Cap Value (American Century/Systematic)	1.7%
Select Small Cap Value Equity (Wellington Management/Barrow Hanley)	1.5%
Select Small Company Value (Federated Clover/T. Rowe Price/Invesco)	0.6%
Select Mid Cap Growth (T. Rowe Price/Frontier)	0.8%
Select Small Cap Growth Equity (Wellington Management/OFI Global)	1.1%
Oppenheimer Real Estate (OFI Global Asset Management)	0.5%
—International/Global Equity Funds
Select Overseas (MFS/Harris)	7.3%
Premier International Equity (OFI Global)	2.7%
Premier Strategic Emerging Markets (OFI Global)	4.6%

Fixed Income Funds	14.7%
MM Select Bond and Income Asset (NTI)	4.1%
Premier Short-Duration Bond (Barings)	3.0%

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Premier Inflation-Protected and Income (Barings)	0.4%
Premier Core Bond (Barings)	2.9%
Select Total Return Bond (MetWest)	1.3%
Select Strategic Bond (Western Asset)	1.1%
Premier High Yield (Barings)	0.8%
Oppenheimer International Bond Fund (OFI Global Asset Management)	1.0%
Barings Global Floating Rate (Barings)	0.3%

Other Funds	1.4%
DFA Commodity Strategy (DFA)	1.4%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income, and certain other funds therefore does not equal 100%.

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-

backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have

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speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic,

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industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

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Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

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U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The returns in the bar chart do not reflect the deduction of any applicable Class A sales charge. If these charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments (Bloomberg Barclays U.S. Aggregate Bond Index) and an index of funds with similar investment objectives (Lipper Balanced Fund Index). Average annual total returns for Class A shares of the Fund reflect any applicable sales charge. Performance for Class R5, Service Class, Administrative Class, and Class A shares of the Fund for periods prior to the Fund’s inception date (06/20/11) is based on the performance of a predecessor MassMutual separate investment account with substantially the same investment objective, policies, and investment strategies as those of the Fund (the “Predecessor Account”); in the case of Class A shares of the Fund, the average annual returns have been adjusted to reflect the deduction of any applicable Class A sales charge. As a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to certain requirements and restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), to which the Predecessor Account was not subject. If the Predecessor Account had been subject to those requirements and restrictions, it might have achieved less favorable investment performance. Because of the difference in tax treatments of the Predecessor Account and the Fund, after-tax performance information is not presented for the ten-year period. Performance for Class I, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class A Shares

Highest Quarter:	2Q ’09,	17.97%	Lowest Quarter:	4Q ’08,	-	21.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class A	Return Before Taxes	11.36%	7.69%	4.63%
	Return After Taxes on Distributions	9.90%	5.62%	N/A
	Return After Taxes on Distributions and Sale of Fund Shares	6.90%	5.62%	N/A
Class I	Return Before Taxes	18.71%	9.49%	5.55%
Class R5	Return Before Taxes	18.71%	9.44%	5.52%
Service Class	Return Before Taxes	18.62%	9.37%	5.48%
Administrative Class	Return Before Taxes	18.40%	9.26%	5.41%
Class R4	Return Before Taxes	18.28%	9.09%	5.16%
Class R3	Return Before Taxes	18.00%	8.82%	4.91%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		3.54%	2.10%	4.01%
Lipper Balanced Fund Index (reflects no deduction for taxes)		14.10%	8.73%	5.73%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.23%	.33%	.43%	.53%	.53%	.43%	.43%
Acquired Fund Fees and Expenses	.53%	.53%	.53%	.53%	.53%	.53%	.53%
Total Annual Fund Operating Expenses(1)	.76%	.86%	.96%	1.06%	1.31%	1.21%	1.46%
Expense Reimbursement	(.16%)	(.16%)	(.16%)	(.16%)	(.16%)	(.16%)	(.16%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.60%	.70%	.80%	.90%	1.15%	1.05%	1.30%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .07%, .17%, .27%, .37%, .62%, .52%, and .77% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$61	$227	$407	$927
Class R5	$72	$258	$461	$1,046
Service Class	$82	$290	$515	$1,163
Administrative Class	$92	$321	$569	$1,280
Class A	$661	$927	$1,214	$2,029
Class R4	$107	$368	$650	$1,452
Class R3	$132	$446	$782	$1,733

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the

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most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Fund has an asset allocation strategy that emphasizes the potential for growth (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 97% of its assets invested in equity and similar funds and approximately 3% invested in fixed income funds, including money market funds. Under normal circumstances, the Fund’s asset allocation among equity and fixed income funds is generally expected to vary by no more than plus or minus five percentage points from the target asset allocation strategy. The Fund is designed for use as part of an overall investment strategy by an investor who is saving for, or is already in, retirement.

The table below shows the Fund’s approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the asset allocation strategy or the selection of Underlying

Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	94.9%
—Domestic Equity Funds
MM Select Equity Asset (NTI)	45.3%
Select Diversified Value (T. Rowe Price/Brandywine Global)	4.2%
Select Fundamental Value (Wellington Management/Barrow Hanley)	3.7%
Select Large Cap Value (Barrow Hanley/Huber Capital Management)	3.4%
Premier Disciplined Value (Barings)	1.0%
Select Equity Opportunities (T. Rowe Price/Wellington Management)	1.9%
Select Fundamental Growth (Wellington Management)	3.9%
Select Blue Chip Growth (T. Rowe Price/Loomis Sayles)	4.5%
Select Growth Opportunities (Sands Capital/Jackson Square)	2.8%
Premier Disciplined Growth (Barings)	1.0%
Select Mid-Cap Value (American Century/Systematic)	1.8%
Select Small Cap Value Equity (Wellington Management/Barrow Hanley)	1.7%
Select Small Company Value (Federated Clover/T. Rowe Price/Invesco)	0.7%
Select Mid Cap Growth Equity (T. Rowe Price/Frontier)	0.9%
Select Small Cap Growth Equity (Wellington Management/OFI Global)	1.3%
Oppenheimer Real Estate (OFI Global Asset Management)	0.6%
—International/Global Equity Funds
Select Overseas (MFS/Harris)	8.1%
Premier International Equity (OFI Global)	3.0%
Premier Strategic Emerging Markets (OFI Global)	5.1%

Fixed Income Funds	3.4%
MM Select Bond and Income Asset (NTI)	1.0%
Premier Short-Duration Bond (Barings)	0.7%
Premier Inflation-Protected and Income (Barings)	0.3%
Premier Core Bond (Barings)	0.7%
Select Total Return Bond (MetWest)	0.3%
Select Strategic Bond (Western Asset)	0.3%
Premier High Yield (Barings)	0.1%
Oppenheimer International Bond (OFI Global Asset Management)	0.1%
Barings Global Floating Rate (Barings)	0.1%

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Other Funds	1.7%
DFA Commodity Strategy (DFA)	1.7%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

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Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities

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may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these

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conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a

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security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The returns in the bar chart do not reflect the deduction of any applicable Class A sales charge. If these charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments (Bloomberg Barclays U.S. Aggregate Bond Index) and an index of funds with similar investment objectives (Lipper Balanced Fund Index). Average annual total returns for Class A shares of the Fund reflect any applicable sales charge. Performance for Class R5, Service Class, Administrative Class, and Class A shares of the Fund for periods prior to the Fund’s inception date (06/20/11) is based on the performance of a predecessor MassMutual separate investment account with substantially the same investment objective, policies, and investment strategies as those of the Fund (the “Predecessor Account”); in the case of Class A shares of the Fund, the average annual returns have been adjusted to reflect the deduction of any applicable Class A sales charge. As a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to certain requirements and restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), to which the Predecessor Account was not subject. If the Predecessor Account had been subject to those requirements and restrictions, it might have achieved less favorable investment performance. Because of the difference in tax treatments of the Predecessor Account and the Fund, after-tax performance information is not presented for the ten-year period. Performance for Class I, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class A Shares

Highest Quarter:	2Q ’09,	19.29%	Lowest Quarter:	4Q ’08,	-	24.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Class A	Return Before Taxes	13.58%	8.79%	4.54%
	Return After Taxes on Distributions	12.18%	6.92%	N/A
	Return After Taxes on Distributions and Sale of Fund Shares	8.23%	6.61%	N/A
Class I	Return Before Taxes	21.21%	10.61%	5.45%
Class R5	Return Before Taxes	20.97%	10.55%	5.43%
Service Class	Return Before Taxes	20.91%	10.45%	5.38%
Administrative Class	Return Before Taxes	20.84%	10.33%	5.31%
Class R4	Return Before Taxes	20.59%	10.15%	5.05%

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		One Year	Five Years	Ten Years
Class R3	Return Before Taxes	20.33%	9.89%	4.80%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		3.54%	2.10%	4.01%
Lipper Balanced Fund Index (reflects no deduction for taxes)		14.10%	8.73%	5.73%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM In Retirement Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s current asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.27%	.37%	.47%	.57%	.57%	.47%	.47%
Acquired Fund Fees and Expenses	.49%	.49%	.49%	.49%	.49%	.49%	.49%
Total Annual Fund Operating Expenses(1)	.76%	.86%	.96%	1.06%	1.31%	1.21%	1.46%
Expense Reimbursement	(.21%)	(.21%)	(.21%)	(.21%)	(.21%)	(.21%)	(.21%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.55%	.65%	.75%	.85%	1.10%	1.00%	1.25%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .06%, .16%, .26%, .36%, .61%, .51%, and .76% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$56	$222	$402	$923
Class R5	$66	$253	$456	$1,041
Service Class	$77	$285	$510	$1,159
Administrative Class	$87	$316	$564	$1,275
Class A	$656	$923	$1,210	$2,025
Class R4	$102	$363	$645	$1,447
Class R3	$127	$441	$777	$1,728

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors already in retirement. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund’s assets are allocated among Underlying Funds according to a target asset allocation strategy that emphasizes fixed income and money market funds, but also includes a smaller allocation to equity and certain other funds. The Fund is designed for use as part of an overall investment strategy by an investor who is already in retirement.

The table below shows the Fund’s approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	35.9%
MM Select Equity Asset (NTI)	17.3%

Fixed Income Funds	62.9%
MM Select Bond and Income Asset (NTI)	17.9%
Premier Short-Duration Bond (Barings)	13.0%
Premier Inflation-Protected and Income (Barings)	5.0%
Premier Core Bond (Barings)	12.0%
Select Total Return Bond (MetWest)	5.2%

Other Funds	1.2%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase

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agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MML Advisers periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income, and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.

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Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

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Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that

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there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign

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debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charges. Performance for Class I, Class R5, and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Service Class shares, adjusted for Class R4 shares to reflect Class R4 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Service Class Shares

Highest Quarter:	2Q ’09,	9.60%	Lowest Quarter:	4Q ’08,	-	8.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Service Class	Return Before Taxes	9.30%	4.52%	4.53%
	Return After Taxes on Distributions	8.49%	3.59%	3.56%
	Return After Taxes on Distributions and Sale of Fund Shares	5.27%	3.11%	3.18%
Class I	Return Before Taxes	9.37%	4.66%	4.59%
Class R5	Return Before Taxes	9.24%	4.55%	4.55%
Administrative Class	Return Before Taxes	9.08%	4.44%	4.47%
Class A	Return Before Taxes	2.54%	2.92%	3.51%
Class R4	Return Before Taxes	9.03%	4.24%	4.26%
Class R3	Return Before Taxes	8.65%	3.96%	3.89%
S&P Target Date Retirement Income Index (reflects no deduction for fees, expenses, or taxes)		8.54%	4.86%	4.12%

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MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since March 2006.

Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2010 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s current asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.32%	.42%	.52%	.62%	.62%	.52%	.52%
Acquired Fund Fees and Expenses	.49%	.49%	.49%	.49%	.49%	.49%	.49%
Total Annual Fund Operating Expenses(1)	.81%	.91%	1.01%	1.11%	1.36%	1.26%	1.51%
Expense Reimbursement	(.28%)	(.28%)	(.28%)	(.28%)	(.28%)	(.28%)	(.28%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.53%	.63%	.73%	.83%	1.08%	.98%	1.23%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .04%, .14%, .24%, .34%, .59%, .49%, and .74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$54	$231	$422	$976
Class R5	$64	$262	$476	$1,094
Service Class	$75	$294	$531	$1,211
Administrative Class	$85	$325	$584	$1,327
Class A	$654	$931	$1,228	$2,072
Class R4	$100	$372	$665	$1,498
Class R3	$125	$450	$797	$1,778

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expected to have retired around the year 2010 and to have stopped making new investments in the Fund. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who has already reached retirement age (with an assumed retirement around 2010) and who plans to withdraw the value of his or her account at a modest, regular pace over time during retirement. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative (currently approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds), until reaching approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, in or about 2025. Over time, the Fund’s annual fund operating expenses will likely increase because certain fixed costs of the Fund will be shared by a smaller pool of assets as investors redeem shares of the Fund. However, when the target asset allocation of the Fund matches MassMutual RetireSMART In Retirement Fund’s target asset allocation (approximately fifteen years after the Fund’s retirement date), it is expected that the Fund will be combined with the MassMutual RetireSMART In Retirement Fund and the Fund’s shareholders will become shareholders of the MassMutual RetireSMART In Retirement Fund. For more information, see “Target-Date MassMutual RetireSMART Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 132 of the Fund’s Prospectus.

The table below shows the Fund’s approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	42.6%
MM Select Equity Asset (NTI)	20.5%

Fixed Income Funds	56.2%
MM Select Bond and Income Asset (NTI)	16.0%
Premier Short-Duration Bond (Barings)	11.4%
Premier Core Bond (Barings)	10.8%

Other Funds	1.2%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment

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return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying

Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MML Advisers periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income, and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in

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the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is

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designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

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Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Service Class shares, adjusted for Class R4 shares to reflect Class R4 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Service Class Shares

Highest Quarter:	2Q ’09,	13.05%	Lowest Quarter:	4Q ’08,	-	13.60%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Service Class	Return Before Taxes	10.53%	5.57%	4.49%
	Return After Taxes on Distributions	9.68%	4.57%	3.60%
	Return After Taxes on Distributions and Sale of Fund Shares	5.97%	3.93%	3.21%
Class I	Return Before Taxes	10.84%	5.71%	4.56%
Class R5	Return Before Taxes	10.58%	5.61%	4.51%
Administrative Class	Return Before Taxes	10.36%	5.45%	4.40%
Class A	Return Before Taxes	3.87%	3.93%	3.47%
Class R4	Return Before Taxes	10.23%	5.30%	4.23%
Class R3	Return Before Taxes	9.99%	4.96%	3.82%
S&P Target Date 2010 Index (reflects no deduction for fees, expenses, or taxes)		9.95%	5.94%	4.56%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since March 2006.

Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2015 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s current asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.25%	.35%	.45%	.55%	.55%	.45%	.45%
Acquired Fund Fees and Expenses	.49%	.49%	.49%	.49%	.49%	.49%	.49%
Total Annual Fund Operating Expenses(1)	.74%	.84%	.94%	1.04%	1.29%	1.19%	1.44%
Expense Reimbursement	(.19%)	(.19%)	(.19%)	(.19%)	(.19%)	(.19%)	(.19%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.55%	.65%	.75%	.85%	1.10%	1.00%	1.25%

(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the
“Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .06%, .16%, .26%, .36%, .61%, .51%, and .76% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$56	$217	$393	$901
Class R5	$66	$249	$447	$1,020
Service Class	$77	$281	$502	$1,137
Administrative Class	$87	$312	$556	$1,254
Class A	$656	$919	$1,201	$2,005
Class R4	$102	$359	$636	$1,426
Class R3	$127	$437	$769	$1,708

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expected to have retired around the year 2015 and to have stopped making new investments in the Fund. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who has already reached retirement age (with an assumed retirement around 2015) and who plans to withdraw the value of his or her account at a modest, regular pace over time during retirement. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative (currently approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds), until reaching approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, in or about 2030. Over time, the Fund’s annual fund operating expenses will likely increase because certain fixed costs of the Fund will be shared by a smaller pool of assets as investors redeem shares of the Fund. However, when the target asset allocation of the Fund matches MassMutual RetireSMART In Retirement Fund’s target asset allocation (approximately fifteen years after the Fund’s retirement date), it is expected that the Fund will be combined with the MassMutual RetireSMART In Retirement Fund and the Fund’s shareholders will become shareholders of the MassMutual RetireSMART In Retirement Fund. For more information, see “Target-Date MassMutual RetireSMART Funds” in the section titled Additional Information Regarding Investment Objectives and

Principal Investment Strategies beginning on page 132 of the Fund’s Prospectus.

The table below shows the Fund’s approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	47.6%
MM Select Equity Asset (NTI)	22.9%

Fixed Income Funds	51.1%
MM Select Bond and Income Asset (NTI)	14.5%
Premier Short-Duration Bond (Barings)	10.2%
Premier Core Bond (Barings)	9.8%

Other Funds	1.2%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income, and certain other funds therefore does not equal 100%.

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-

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term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MML Advisers periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income, and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement.

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Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty

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default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or

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expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

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Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Service Class shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Service Class Shares

Highest Quarter:	1Q ’12,	8.49%	Lowest Quarter:	3Q ’11,	-	11.12%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as

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401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Since Inception (04/01/10)
Service Class	Return Before Taxes	11.44%	6.43%	6.96%
	Return After Taxes on Distributions	9.62%	4.81%	5.55%
	Return After Taxes on Distributions and Sale of Fund Shares	6.75%	4.44%	5.08%
Class I	Return Before Taxes	11.50%	6.56%	7.05%
Class R5	Return Before Taxes	11.47%	6.51%	7.02%
Administrative Class	Return Before Taxes	11.25%	6.32%	6.86%
Class A	Return Before Taxes	4.52%	4.79%	5.73%
Class R4	Return Before Taxes	11.09%	6.15%	6.69%
Class R3	Return Before Taxes	10.80%	5.90%	6.43%
S&P Target Date 2015 Index (reflects no deduction for fees, expenses, or taxes)		11.39%	6.99%	7.06%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2020 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s current asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.06%	.16%	.26%	.36%	.36%	.26%	.26%
Acquired Fund Fees and Expenses	.49%	.49%	.49%	.49%	.49%	.49%	.49%
Total Annual Fund Operating Expenses(1)	.55%	.65%	.75%	.85%	1.10%	1.00%	1.25%
Expense Reimbursement	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.53%	.63%	.73%	.83%	1.08%	.98%	1.23%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .04%, .14%, .24%, .34%, .59%, .49%, and .74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$54	$174	$305	$687
Class R5	$64	$206	$360	$809
Service Class	$75	$238	$415	$928
Administrative Class	$85	$269	$469	$1,047
Class A	$654	$879	$1,121	$1,815
Class R4	$100	$316	$551	$1,223
Class R3	$125	$395	$684	$1,510

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2020 and likely to stop making new investments in the Fund at or around that time. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund at a modest, regular pace after an assumed retirement date around 2020. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2020, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that (2035). As the Fund reaches the assumed retirement date stated in the Fund’s name, and as investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. However, when the target asset allocation of the Fund matches MassMutual RetireSMART In Retirement Fund’s target asset allocation (approximately fifteen years after the Fund’s retirement date), it is expected that the Fund will be combined with the MassMutual RetireSMART In Retirement Fund and the Fund’s shareholders will become shareholders of the MassMutual RetireSMART In Retirement Fund. For more information, see “Target-Date MassMutual

RetireSMART Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 132 of the Fund’s Prospectus.

The table below shows the Fund’s approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	57.2%
MM Select Equity Asset (NTI)	27.4%
Select Overseas (MFS/Harris)	5.4%
Fixed Income Funds	41.5%
MM Select Bond and Income Asset (NTI)	11.8%
Premier Core Bond (Barings)	8.0%
Premier Short-Duration Bond (Barings)	8.1%

Other Funds	1.3%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities

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convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MML Advisers periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income, and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement.

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Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely

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offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition

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of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

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Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Service Class shares, adjusted for Class R4 shares to reflect Class R4 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Service Class Shares

Highest Quarter:	2Q ’09,	16.75%	Lowest Quarter:	4Q ’08,	-	18.29%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Service Class	Return Before Taxes	13.60%	7.56%	5.01%
	Return After Taxes on Distributions	12.39%	6.51%	4.19%
	Return After Taxes on Distributions and Sale of Fund Shares	7.94%	5.59%	3.72%
Class I	Return Before Taxes	13.82%	7.74%	5.09%
Class R5	Return Before Taxes	13.74%	7.65%	5.05%
Administrative Class	Return Before Taxes	13.44%	7.45%	4.93%
Class A	Return Before Taxes	6.76%	5.92%	3.98%
Class R4	Return Before Taxes	13.40%	7.29%	4.74%
Class R3	Return Before Taxes	13.01%	6.97%	4.35%
S&P Target Date 2020 Index (reflects no deduction for fees, expenses, or taxes)		12.80%	7.92%	5.28%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since March 2006.
Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2025 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s current asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.10%	.20%	.30%	.40%	.40%	.30%	.30%
Acquired Fund Fees and Expenses	.51%	.51%	.51%	.51%	.51%	.51%	.51%
Total Annual Fund Operating Expenses(1)	.61%	.71%	.81%	.91%	1.16%	1.06%	1.31%
Expense Reimbursement	(.09%)	(.09%)	(.09%)	(.09%)	(.09%)	(.09%)	(.09%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.52%	.62%	.72%	.82%	1.07%	.97%	1.22%

(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .01%, .11%, .21%, .31%, .56%, .46%, and .71% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$53	$186	$331	$754
Class R5	$63	$218	$386	$874
Service Class	$74	$250	$441	$993
Administrative Class	$84	$281	$495	$1,111
Class A	$653	$890	$1,145	$1,874
Class R4	$99	$328	$576	$1,286
Class R3	$124	$406	$710	$1,571

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2025 and likely to stop making new investments in the Fund at or around that time. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund at a modest, regular pace after an assumed retirement date around 2025. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2025, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that (2040). As the Fund reaches the assumed retirement date stated in the Fund’s name, and as investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. However, when the target asset allocation of the Fund matches MassMutual RetireSMART In Retirement Fund’s target asset allocation (approximately fifteen years after the Fund’s retirement date), it is expected that the Fund will be combined with the MassMutual RetireSMART In Retirement Fund and the Fund’s shareholders will become shareholders of the MassMutual RetireSMART In Retirement Fund. For more information, see “Target-Date MassMutual

RetireSMART Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 132 of the Fund’s Prospectus.

The table below shows the Fund’s approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	69.2%
MM Select Equity Asset (NTI)	33.1%
Select Overseas (MFS/Harris)	6.2%

Fixed Income Funds	29.4%
MM Select Bond and Income Asset (NTI)	8.3%
Premier Short-Duration Bond (Barings)	5.8%
Premier Core Bond (Barings)	5.5%

Other Funds	1.4%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions,

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including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An

Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MML Advisers periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income, and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

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Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original

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cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments

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that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds,

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in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Service Class shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Service Class Shares

Highest Quarter:	1Q ’12,	10.83%	Lowest Quarter:	3Q ’11,	-	14.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Since Inception (04/01/10)
Service Class	Return Before Taxes	16.00%	8.60%	8.35%
	Return After Taxes on Distributions	14.04%	7.12%	7.12%
	Return After Taxes on Distributions and Sale of Fund Shares	9.65%	6.36%	6.42%
Class I	Return Before Taxes	16.15%	8.73%	8.44%
Class R5	Return Before Taxes	16.16%	8.67%	8.40%
Administrative Class	Return Before Taxes	15.85%	8.49%	8.26%
Class A	Return Before Taxes	8.86%	6.92%	7.12%
Class R4	Return Before Taxes	15.62%	8.30%	8.07%
Class R3	Return Before Taxes	15.34%	8.05%	7.81%
S&P Target Date 2025 Index (reflects no deduction for fees, expenses, or taxes)		14.55%	8.76%	8.37%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2030 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s current asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.05%	.15%	.25%	.35%	.35%	.25%	.25%
Acquired Fund Fees and Expenses	.51%	.51%	.51%	.51%	.51%	.51%	.51%
Total Annual Fund Operating Expenses(1)	.56%	.66%	.76%	.86%	1.11%	1.01%	1.26%
Expense Reimbursement	(.01%)	(.01%)	(.01%)	(.01%)	(.01%)	(.01%)	(.01%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.55%	.65%	.75%	.85%	1.10%	1.00%	1.25%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .04%, .14%, .24%, .34%, .59%, .49%, and .74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$56	$178	$312	$700
Class R5	$66	$210	$367	$822
Service Class	$77	$242	$421	$941
Administrative Class	$87	$273	$476	$1,060
Class A	$656	$883	$1,127	$1,827
Class R4	$102	$321	$557	$1,235
Class R3	$127	$399	$691	$1,522

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the

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most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2030 and likely to stop making new investments in the Fund at or around that time. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund at a modest, regular pace after an assumed retirement date around 2030. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2030, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that (2045). As the Fund reaches the assumed retirement date stated in the Fund’s name, and as investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. However, when the target asset allocation of the Fund matches MassMutual RetireSMART In Retirement Fund’s target asset allocation (approximately fifteen years after the Fund’s retirement date), it is expected that the Fund will be combined with the MassMutual RetireSMART In Retirement Fund and the Fund’s shareholders will become shareholders of the MassMutual RetireSMART In Retirement Fund. For more information, see “Target-Date MassMutual RetireSMART Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 132 of the Fund’s Prospectus.

The table below shows the Fund’s approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	77.2%
MM Select Equity Asset (NTI)	36.9%
Select Overseas (MFS/Harris)	6.8%

Fixed Income Funds	21.4%
MM Select Bond and Income Asset (NTI)	6.0%

Other Funds	1.4%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real

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estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MML Advisers periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income, and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

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Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original

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cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments

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that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

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Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Service Class shares, adjusted for Class R4 shares to reflect Class R4 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Service Class Shares

Highest Quarter:	2Q ’09,	18.62%	Lowest Quarter:	4Q ’08,	-	21.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Service Class	Return Before Taxes	17.53%	9.15%	5.13%
	Return After Taxes on Distributions	16.06%	7.93%	4.29%
	Return After Taxes on Distributions and Sale of Fund Shares	10.30%	6.92%	3.87%
Class I	Return Before Taxes	17.79%	9.32%	5.21%
Class R5	Return Before Taxes	17.63%	9.20%	5.16%
Administrative Class	Return Before Taxes	17.42%	9.05%	5.05%
Class A	Return Before Taxes	10.44%	7.46%	4.10%
Class R4	Return Before Taxes	17.26%	8.85%	4.86%
Class R3	Return Before Taxes	17.01%	8.55%	4.47%
S&P Target Date 2030 Index (reflects no deduction for fees, expenses, or taxes)		16.19%	9.57%	5.72%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since March 2006.

Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2035 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s current asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.13%	.23%	.33%	.43%	.43%	.33%	.33%
Acquired Fund Fees and Expenses	.51%	.51%	.51%	.51%	.51%	.51%	.51%
Total Annual Fund Operating Expenses(1)	.64%	.74%	.84%	.94%	1.19%	1.09%	1.34%
Expense Reimbursement	(.08%)	(.08%)	(.08%)	(.08%)	(.08%)	(.08%)	(.08%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.56%	.66%	.76%	.86%	1.11%	1.01%	1.26%

(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .05%, .15%, .25%, .35%, .60%, .50%, and .75% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$57	$197	$349	$791
Class R5	$67	$229	$404	$911
Service Class	$78	$260	$458	$1,030
Administrative Class	$88	$292	$512	$1,147
Class A	$657	$900	$1,161	$1,907
Class R4	$103	$339	$593	$1,322
Class R3	$128	$417	$726	$1,606

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2035 and likely to stop making new investments in the Fund at or around that time. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund at a modest, regular pace after an assumed retirement date around 2035. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2035, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that (2050). As the Fund reaches the assumed retirement date stated in the Fund’s name, and as investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. However, when the target asset allocation of the Fund matches MassMutual RetireSMART In Retirement Fund’s target asset allocation (approximately fifteen years after the Fund’s retirement date), it is expected that the Fund will be combined with the MassMutual RetireSMART In Retirement Fund and the Fund’s shareholders will become shareholders of the MassMutual RetireSMART In Retirement Fund. For more information, see “Target-Date MassMutual

RetireSMART Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 132 of the Fund’s Prospectus.

The table below shows the Fund’s approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	83.2%
MM Select Equity Asset (NTI)	39.8%
Select Overseas (MFS/Harris)	7.2%

Fixed Income Funds	15.3%

Other Funds	1.5%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on

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currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MML Advisers periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income, and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in

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the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is

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designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

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Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Service Class shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Service Class Shares

Highest Quarter:	1Q ’12,	11.75%	Lowest Quarter:	3Q ’11,	-	16.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Since Inception (04/01/10)
Service Class	Return Before Taxes	18.60%	9.55%	8.94%
	Return After Taxes on Distributions	16.64%	8.20%	7.83%
	Return After Taxes on Distributions and Sale of Fund Shares	11.21%	7.25%	7.01%
Class I	Return Before Taxes	18.95%	9.71%	9.05%
Class R5	Return Before Taxes	18.71%	9.62%	8.99%
Administrative Class	Return Before Taxes	18.46%	9.45%	8.86%
Class A	Return Before Taxes	11.41%	7.86%	7.70%
Class R4	Return Before Taxes	18.38%	9.29%	8.68%
Class R3	Return Before Taxes	17.99%	9.00%	8.41%
S&P Target Date 2035 Index (reflects no deduction for fees, expenses, or taxes)		17.78%	10.29%	9.43%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2040 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s current asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.08%	.18%	.28%	.38%	.38%	.28%	.28%
Acquired Fund Fees and Expenses	.52%	.52%	.52%	.52%	.52%	.52%	.52%
Total Annual Fund Operating Expenses(1)	.60%	.70%	.80%	.90%	1.15%	1.05%	1.30%
Expense Reimbursement	(.04%)	(.04%)	(.04%)	(.04%)	(.04%)	(.04%)	(.04%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.56%	.66%	.76%	.86%	1.11%	1.01%	1.26%

(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .04%, .14%, .24%, .34%, .59%, .49%, and .74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$57	$188	$331	$746
Class R5	$67	$220	$386	$867
Service Class	$78	$251	$440	$986
Administrative Class	$88	$283	$495	$1,104
Class A	$657	$892	$1,145	$1,867
Class R4	$103	$330	$575	$1,279
Class R3	$128	$408	$709	$1,564

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2040 and likely to stop making new investments in the Fund at or around that time. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund at a modest, regular pace after an assumed retirement date around 2040. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2040, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that (2055). As the Fund reaches the assumed retirement date stated in the Fund’s name, and as investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. However, when the target asset allocation of the Fund matches MassMutual RetireSMART In Retirement Fund’s target asset allocation (approximately fifteen years after the Fund’s retirement date), it is expected that the Fund will be combined with the MassMutual RetireSMART In Retirement Fund and the Fund’s shareholders will become shareholders of the MassMutual RetireSMART In Retirement Fund. For more information, see “Target-Date MassMutual

RetireSMART Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 132 of the Fund’s Prospectus.

The table below shows the Fund’s approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MML Advisers , intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	86.0%
MM Select Equity Asset (NTI)	41.2%
Select Overseas (MFS/Harris)	7.4%

Fixed Income Funds	12.4%

Other Funds	1.5%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income, and certain other funds therefore does not equal 100%.

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities

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may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying

Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MML Advisers periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income, and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement.

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Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty

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default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States.

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In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

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Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Service Class shares, adjusted for Class R4 shares to reflect Class R4 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Service Class Shares

Highest Quarter:	2Q ’09,	19.39%	Lowest Quarter:	4Q ’08,	-	23.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as

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401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Service Class	Return Before Taxes	19.11%	9.68%	5.16%
	Return After Taxes on Distributions	17.48%	8.31%	4.26%
	Return After Taxes on Distributions and Sale of Fund Shares	11.35%	7.37%	3.91%
Class I	Return Before Taxes	19.30%	9.81%	5.21%
Class R5	Return Before Taxes	19.20%	9.77%	5.20%
Administrative Class	Return Before Taxes	19.03%	9.57%	5.06%
Class A	Return Before Taxes	11.90%	7.98%	4.12%
Class R4	Return Before Taxes	18.80%	9.42%	4.90%
Class R3	Return Before Taxes	18.51%	9.05%	4.49%
S&P Target Date 2040 Index (reflects no deduction for fees, expenses, or taxes)		18.87%	10.78%	6.03%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since March 2006.

Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2045 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s current asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.21%	.31%	.41%	.51%	.51%	.41%	.41%
Acquired Fund Fees and Expenses	.52%	.52%	.52%	.52%	.52%	.52%	.52%
Total Annual Fund Operating Expenses(1)	.73%	.83%	.93%	1.03%	1.28%	1.18%	1.43%
Expense Reimbursement	(.19%)	(.19%)	(.19%)	(.19%)	(.19%)	(.19%)	(.19%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.54%	.64%	.74%	.84%	1.09%	.99%	1.24%

(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .02%, .12%, .22%, .32%, .57%, .47%, and .72% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$55	$214	$387	$889
Class R5	$65	$246	$442	$1,008
Service Class	$76	$277	$496	$1,126
Administrative Class	$86	$309	$550	$1,242
Class A	$655	$916	$1,196	$1,994
Class R4	$101	$356	$631	$1,415
Class R3	$126	$434	$764	$1,697

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2045 and likely to stop making new investments in the Fund at or around that time. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund at a modest, regular pace after an assumed retirement date around 2045. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2045, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that (2060). As the Fund reaches the assumed retirement date stated in the Fund’s name, and as investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. However, when the target asset allocation of the Fund matches MassMutual RetireSMART In Retirement Fund’s target asset allocation (approximately fifteen years after the Fund’s retirement date), it is expected that the Fund will be combined with the MassMutual RetireSMART In Retirement Fund and the Fund’s shareholders will become shareholders of the MassMutual RetireSMART In Retirement Fund. For more information, see “Target-Date MassMutual RetireSMART Funds” in the section titled Additional

Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 132 of the Fund’s Prospectus.

The table below shows the Fund’s approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	87.9%
MM Select Equity Asset (NTI)	42.0%
Select Overseas (MFS/Harris)	7.5%

Fixed Income Funds	10.5%

Other Funds	1.6%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short

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positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MML Advisers periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income, and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in

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the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may

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not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the

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Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in small and medium-sized volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Service Class shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Service Class Shares

Highest Quarter:	1Q ’12,	12.68%	Lowest Quarter:	3Q ’11,	-	17.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Since Inception (04/01/10)
Service Class	Return Before Taxes	19.47%	10.14%	9.35%
	Return After Taxes on Distributions	17.62%	8.76%	8.20%
	Return After Taxes on Distributions and Sale of Fund Shares	11.72%	7.75%	7.38%
Class I	Return Before Taxes	19.68%	10.31%	9.46%
Class R5	Return Before Taxes	19.60%	10.25%	9.42%
Administrative Class	Return Before Taxes	19.31%	10.05%	9.27%
Class A	Return Before Taxes	12.15%	8.44%	8.11%
Class R4	Return Before Taxes	19.13%	9.88%	9.09%
Class R3	Return Before Taxes	18.78%	9.61%	8.82%
S&P Target Date 2045 Index (reflects no deduction for fees, expenses, or taxes)		19.56%	11.15%	10.04%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2050 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s current asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.15%	.25%	.35%	.45%	.45%	.35%	.35%
Acquired Fund Fees and Expenses	.53%	.53%	.53%	.53%	.53%	.53%	.53%
Total Annual Fund Operating Expenses(1)	.68%	.78%	.88%	.98%	1.23%	1.13%	1.38%
Expense Reimbursement	(.13%)	(.13%)	(.13%)	(.13%)	(.13%)	(.13%)	(.13%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.55%	.65%	.75%	.85%	1.10%	1.00%	1.25%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .02%, .12%, .22%, .32%, .57%, .47%, and .72% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$56	$204	$366	$834
Class R5	$66	$236	$420	$954
Service Class	$77	$268	$475	$1,072
Administrative Class	$87	$299	$529	$1,190
Class A	$656	$907	$1,177	$1,946
Class R4	$102	$346	$610	$1,363
Class R3	$127	$424	$743	$1,646

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the

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most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2050 and likely to stop making new investments in the Fund at or around that time. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund at a modest, regular pace after an assumed retirement date around 2050. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2050, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that (2065). As the Fund reaches the assumed retirement date stated in the Fund’s name, and as investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. However, when the target asset allocation of the Fund matches MassMutual RetireSMART In Retirement Fund’s target asset allocation (approximately fifteen years after the Fund’s retirement date), it is expected that the Fund will be combined with the MassMutual RetireSMART In Retirement Fund and the Fund’s shareholders will become shareholders of the MassMutual RetireSMART In Retirement Fund. For more information, see “Target-Date MassMutual

RetireSMART Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 132 of the Fund’s Prospectus.

The table below shows the Fund’s approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	93.0%
MM Select Equity Asset (NTI)	44.4%
Select Overseas (MFS/Harris)	8.0%

Fixed Income Funds	5.3%

Other Funds	1.7%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency,

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futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MML Advisers periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income, and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in

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the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is

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designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

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Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Service Class shares, adjusted for Class R4 shares to reflect Class R4 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Service Class Shares

Highest Quarter:	2Q ’09,	19.58%	Lowest Quarter:	4Q ’08,	-	23.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Five Years	Ten Years
Service Class	Return Before Taxes	20.65%	10.36%	5.57%
	Return After Taxes on Distributions	18.75%	8.41%	4.31%
	Return After Taxes on Distributions and Sale of Fund Shares	12.46%	7.82%	4.23%
Class I	Return Before Taxes	20.89%	10.54%	5.66%
Class R5	Return Before Taxes	20.67%	10.43%	5.61%
Administrative Class	Return Before Taxes	20.55%	10.27%	5.52%
Class A	Return Before Taxes	13.27%	8.66%	4.58%
Class R4	Return Before Taxes	20.33%	10.10%	5.32%
Class R3	Return Before Taxes	20.08%	9.76%	4.92%
S&P Target Date 2050 Index (reflects no deduction for fees, expenses, or taxes)		20.18%	11.48%	6.22%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2055 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s current asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.66%	.76%	.86%	.96%	.96%	.86%	.86%
Acquired Fund Fees and Expenses	.54%	.54%	.54%	.54%	.54%	.54%	.54%
Total Annual Fund Operating Expenses(1)	1.20%	1.30%	1.40%	1.50%	1.75%	1.65%	1.90%
Expense Reimbursement	(.66%)	(.66%)	(.66%)	(.66%)	(.66%)	(.66%)	(.66%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.54%	.64%	.74%	.84%	1.09%	.99%	1.24%

(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the
“Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .00%, .10%, .20%, .30%, .55%, .45%, and .70% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$55	$316	$596	$1,396
Class R5	$65	$347	$650	$1,510
Service Class	$76	$378	$703	$1,623
Administrative Class	$86	$409	$756	$1,734
Class A	$655	$1,010	$1,388	$2,447
Class R4	$101	$456	$835	$1,899
Class R3	$126	$533	$965	$2,168

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2055 and likely to stop making new investments in the Fund at or around that time. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund at a modest, regular pace after an assumed retirement date around 2055. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2055, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that (2070). As the Fund reaches the assumed retirement date stated in the Fund’s name, and as investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. However, when the target asset allocation of the Fund matches MassMutual RetireSMART In Retirement Fund’s target asset allocation (approximately fifteen years after the Fund’s retirement date), it is expected that the Fund will be combined with the MassMutual RetireSMART In Retirement Fund and the Fund’s shareholders will become shareholders of the MassMutual RetireSMART In Retirement Fund. For more information, see “Target-Date MassMutual

RetireSMART Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 132 of the Fund’s Prospectus.

The table below shows the Fund’s approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	92.9%
MM Select Equity Asset (NTI)	44.4%
Select Overseas (MFS/Harris)	7.9%

Fixed Income Funds	5.3%

Other Funds	1.8%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward

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contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MML Advisers periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income, and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

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Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the

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particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds,

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in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Service Class shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Service Class Shares

Highest Quarter:	1Q ’17,	5.69%	Lowest Quarter:	3Q ’15,	-	8.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Since Inception (09/17/13)
Service Class	Return Before Taxes	20.71%	8.29%
	Return After Taxes on Distributions	18.41%	6.98%
	Return After Taxes on Distributions and Sale of Fund Shares	12.74%	6.24%
Class I	Return Before Taxes	20.96%	7.30%
Class R5	Return Before Taxes	20.80%	7.17%
Administrative Class	Return Before Taxes	20.59%	8.17%
Class A	Return Before Taxes	13.43%	6.43%
Class R4	Return Before Taxes	20.36%	6.81%
Class R3	Return Before Taxes	20.06%	6.57%
S&P Target Date 2055 Index (reflects no deduction for fees, expenses, or taxes)		20.48%	9.85%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM 2060 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s current asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 153 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	2.19%	2.29%	2.39%	2.49%	2.49%	2.39%	2.39%
Acquired Fund Fees and Expenses	.52%	.52%	.52%	.52%	.52%	.52%	.52%
Total Annual Fund Operating Expenses(1)	2.71%	2.81%	2.91%	3.01%	3.26%	3.16%	3.41%
Expense Reimbursement	(2.19%)	(2.19%)	(2.19%)	(2.19%)	(2.19%)	(2.19%)	(2.19%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.52%	.62%	.72%	.82%	1.07%	.97%	1.22%

(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .00%, .10%, .20%, .30%, .55%, .45%, and .70% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$53	$632	$1,239	$2,880
Class R5	$63	$663	$1,289	$2,978
Service Class	$74	$693	$1,339	$3,075
Administrative Class	$84	$723	$1,389	$3,172
Class A	$653	$1,305	$1,979	$3,771
Class R4	$99	$769	$1,463	$3,314
Class R3	$124	$843	$1,586	$3,547

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2060 and likely to stop making new investments in the Fund at or around that time. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund at a modest, regular pace after an assumed retirement date around 2060. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2060, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that (2075). As the Fund reaches the assumed retirement date stated in the Fund’s name, and as investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. However, when the target asset allocation of the Fund matches MassMutual RetireSMART In Retirement Fund’s target asset allocation (approximately fifteen years after the Fund’s retirement date), it is expected that the Fund will be combined with the MassMutual RetireSMART In Retirement Fund and the Fund’s shareholders will become shareholders of the MassMutual RetireSMART In Retirement Fund. For more information, see “Target-Date MassMutual RetireSMART Funds” in the section titled Additional Information Regarding Investment Objectives and

Principal Investment Strategies beginning on page 132 of the Fund’s Prospectus.

The table below shows the Fund’s anticipated approximate allocation, as of January 12, 2018, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	93.1%
MM Select Equity Asset (NTI)	44.5%
Select Overseas (MFS/Harris)	8.0%

Fixed Income Funds	5.2%

Other Funds	1.6%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income, and certain other funds therefore does not equal 100%.

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights,

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and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-

backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s anticipated approximate target asset allocation among equity, fixed income, and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MML Advisers periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income, and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

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Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate

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well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the

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Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for Service Class shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Service Class Shares

Highest Quarter:	1Q ’17,	5.66%	Lowest Quarter:	1Q ’16,	-0.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Since Inception (11/23/15)
Service Class	Return Before Taxes	20.57%	11.75%
	Return After Taxes on Distributions	18.78%	10.15%
	Return After Taxes on Distributions and Sale of Fund Shares	12.37%	8.69%
Class I	Return Before Taxes	20.73%	11.96%
Class R5	Return Before Taxes	20.63%	11.86%
Administrative Class	Return Before Taxes	20.49%	11.66%
Class A	Return Before Taxes	13.20%	8.26%
Class R4	Return Before Taxes	20.21%	11.49%
Class R3	Return Before Taxes	19.90%	11.21%
S&P Target Date 2060 Index (reflects no deduction for fees, expenses, or taxes)		20.75%	13.44%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies

Except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Changes to Investment Objectives and Strategies.  Each MassMutual RetireSMART Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) of the MassMutual Select Funds (the “Trust”) without shareholder approval.

Note Regarding Percentage Limitations.  All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) However, if, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, the Fund would take appropriate orderly steps, as deemed necessary, to protect liquidity.

Credit Ratings.  Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.

Duration.  Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

Leverage.  Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments. Adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.

Temporary Defensive Positions.  At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Portfolio Turnover.  Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.

Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements.  A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the SAI or below under “Additional Information Regarding

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Principal Risks.” A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indices, securities, or foreign currencies. If a Fund takes a short position with respect to a particular index, security, or currency, it will lose money if the index, security, or currency appreciates in value, or an expected credit or other event that might affect the value of the index, security, or currency fails to occur. Losses could be significant. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, interest rate futures contracts, forward contracts, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.

A Fund may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33% of its total assets, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Any losses from the investment of cash collateral received by the Fund will be for the Fund’s account and may exceed any income the Fund receives from its securities lending activities. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.

Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds and other series of the Trust and Series of MassMutual Premier Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds and other series the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Series. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s or other series assets in foreign securities, etc., the Fund or other series will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds and other series intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Series limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Series intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

Target-Date MassMutual RetireSMART Funds.  MML Advisers invests each target-date

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MassMutual RetireSMART Fund’s assets in a combination of domestic and international Underlying Funds. The target-date MassMutual RetireSMART Funds differ primarily due to their asset allocations among these fund types. The target asset allocation strategy for each target-date MassMutual RetireSMART Fund is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative for the Fund’s retirement date.

MML Advisers allocates the assets of each target-date MassMutual RetireSMART Fund with a target retirement date (MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, MassMutual RetireSMART 2050 Fund, MassMutual RetireSMART 2055 Fund, and MassMutual RetireSMART 2060 Fund) among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time. Each Fund’s name refers to the approximate retirement year of the investors for whom the Fund’s asset allocation strategy is designed. For example, MassMutual RetireSMART 2060 Fund, which is designed for investors planning to retire around the year 2060, currently has an aggressive target asset allocation (relative to the other target-date MassMutual RetireSMART Funds), with a substantial portion of its assets invested in equity funds and a modest portion of its assets invested in fixed income funds. By contrast, MassMutual RetireSMART 2015 Fund currently has a more conservative target asset allocation, with a little more than half of its assets invested in equity funds and a significant portion of its assets invested in fixed income and money market funds.

MassMutual RetireSMART In Retirement Fund is designed for investors in their retirement years. MML Advisers allocates the Fund’s assets according to a target asset allocation that emphasizes fixed income and money market funds but also includes a smaller allocation to equity and certain other funds.

When the target asset allocation of another target-date MassMutual RetireSMART Fund matches MassMutual RetireSMART In Retirement Fund’s target asset allocation (approximately fifteen years after the Fund’s retirement date), it is expected that the Fund will be combined with the MassMutual RetireSMART In Retirement Fund and the Fund’s shareholders will become shareholders of the MassMutual RetireSMART In Retirement Fund. This may be done without a vote of shareholders if the Trustees determine at the time of the proposed combination that combining the Funds is in the best interests of the Funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Trustees of the Trust without the consent of shareholders. Shareholders of each MassMutual RetireSMART Fund with a target retirement date will be notified in writing prior to its combination with the MassMutual RetireSMART In Retirement Fund.

MML Advisers intends to manage each target-date MassMutual RetireSMART Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the target asset allocation strategy or the selection of Underlying Funds for any MassMutual RetireSMART Fund from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future.

Each MassMutual RetireSMART Fund will bear a pro rata share of its Underlying Funds’ expenses. Each MassMutual RetireSMART Fund also bears all of the risks associated with the investment strategies used by its Underlying Funds.

The following table lists each target-date MassMutual RetireSMART Fund’s approximate asset allocation among equity, fixed income, and certain other funds as of January 12, 2018. The table also lists the approximate asset allocation, as of January 12, 2018, to certain Underlying Funds in which a target-date MassMutual RetireSMART Fund currently invests 5% or more. Other Underlying Funds in which the target-date MassMutual RetireSMART Funds currently invest are listed below the table. MML Advisers may change these percentages from time to time and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. A brief description of the Underlying Funds is provided in the SAI in the section titled “Appendix D — Description of Underlying Funds”. More detailed information about each Underlying Fund is available in each Underlying Fund’s prospectus.

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Investment Option Categories	MassMutual Retire- SMART In Retirement	MassMutual Retire- SMART 2010	MassMutual Retire- SMART 2015	MassMutual Retire- SMART 2020	MassMutual Retire- SMART 2025	MassMutual Retire- SMART 2030	MassMutual Retire- SMART 2035	MassMutual Retire- SMART 2040	MassMutual Retire- SMART 2045	MassMutual Retire- SMART 2050	MassMutual Retire- SMART 2055	MassMutual Retire- SMART 2060

Equity Funds	35.92%	42.62%	47.64%	57.17%	69.23%	77.19%	83.23%	86.04%	87.88%	93.02%	92.93%	93.13%
MM Select Equity Asset (NTI)	17.34%	20.53%	22.94%	27.40%	33.10%	36.91%	39.82%	41.18%	41.98%	44.43%	44.39%	44.48%
Select Overseas (MFS/Harris)	3.91%	4.39%	4.74%	5.41%	6.24%	6.75%	7.15%	7.39%	7.52%	7.95%	7.92%	7.98%

Fixed Income Funds	62.89%	56.18%	51.12%	41.51%	29.39%	21.43%	15.27%	12.44%	10.52%	5.27%	5.29%	5.23%
MM Select Bond and Income Asset (NTI)	17.92%	15.94%	14.47%	11.78%	8.31%	6.03%	4.27%	3.52%	3.04%	1.56%	1.56%	1.55%
Premier Short-Duration Bond (Barings)	12.99%	11.35%	10.19%	8.13%	5.76%	4.26%	3.07%	2.51%	2.06%	1.03%	1.04%	1.02%
Premier Inflation-Protected and Income (Barings)	5.03%	4.51%	4.11%	3.33%	2.34%	1.69%	1.19%	0.96%	0.81%	0.40%	0.40%	0.40%
Premier Core Bond (Barings)	12.04%	10.80%	9.83%	8.02%	5.45%	3.69%	2.65%	2.29%	2.05%	1.05%	1.05%	1.05%
Select Total Return Bond (MetWest)	5.18%	4.66%	4.24%	3.49%	2.37%	1.62%	1.17%	1.01%	0.88%	0.46%	0.45%	0.45%

Other Funds	1.19%	1.20%	1.23%	1.28%	1.39%	1.38%	1.49%	1.52%	1.60%	1.71%	1.76%	1.64%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income, and certain other funds may therefore not equal 100%.

Other Underlying Funds in which the target-date MassMutual RetireSMART Funds currently invest include: Select Blue Chip Growth (T. Rowe Price/Loomis Sayles), Select Diversified Value (T. Rowe Price/Brandywine Global), Select Growth Opportunities (Sands Capital/Jackson Square), Select Mid-Cap Value (American Century/Systematic), Select Mid Cap Growth (T. Rowe Price/Frontier), Select Large Cap Value (Barrow Hanley/Huber Capital Management), Select Equity Opportunities (T. Rowe Price/Wellington Management), Select Small Company Value (Federated Clover/T. Rowe Price/Invesco), Select Small Cap Value Equity (Wellington Management/Barrow Hanley), Oppenheimer Real Estate (OFI Global Asset Management), Select Small Cap Growth Equity (Wellington Management/OFI Global), Select Fundamental Growth (Wellington Management), Select Fundamental Value (Wellington Management/Barrow Hanley), Premier International Equity (OFI Global), Premier High Yield (Barings), Premier Strategic Emerging Markets (OFI Global), Premier Disciplined Growth (Barings), Premier Disciplined Value (Barings), Select Strategic Bond (Western Asset), Oppenheimer International Bond (OFI Global Asset Management), DFA Commodity Strategy (DFA), and Barings Global Floating Rate (Barings).

The following chart illustrates each target-date MassMutual RetireSMART Fund’s approximate current target asset allocation among equity, fixed income, and certain other asset classes as of the date of this Prospectus. The target-date MassMutual RetireSMART Funds’ target asset allocations may differ from this illustration. MML Advisers periodically reviews the target asset allocations and underlying investment options and may, at any time, in its discretion, change the target asset allocations or deviate from the target asset allocations. Under normal circumstances, each Fund’s asset allocation among equity, fixed income, and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as each Fund approaches its target date.

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Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Additional Information Regarding Principal Risks

The Funds, by themselves, generally are not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” The Principal Risks of each Fund are identified in the foregoing Fund Summaries and are described in this section. Certain Funds may be more susceptible to some risks than others. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. The value of your investment in a Fund could go down as well as up. You can lose money by investing in the Funds. Except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

The SAI contains further information about the Funds, their investments, and their related risks.

•	Bank Loans Risk

Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities, although bank loans are typically (though not always) senior and secured, while below investment grade debt securities or investments are often subordinated and unsecured. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In addition, some loans may be unsecured. Unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

•	Below Investment Grade Debt Securities Risk

Below investment grade debt securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payment than in the case of higher grade securities. The lower ratings of

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these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Below investment grade debt securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. Some below investment grade debt securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund was investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

•	Cash Position Risk

A Fund may hold a significant portion of its assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser, based on such factors as it may consider appropriate under the circumstances.

The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds a significant portion of its assets in cash or cash equivalents, its investments returns may be adversely affected and the Fund may not achieve its investment objective.

•	Commodities-Related Investments Risk

Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value (“NAV”) of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative investments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry, or commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political, and regulatory developments. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity. Also, a liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or the price at which it is carrying them. A Fund’s investments in commodities and commodity-related instruments may bear on or be limited by the Fund’s intention to qualify as a “regulated investment company” for U.S. federal income tax purposes. See “Taxation and Distributions” below.

•	Convertible Securities Risk

Convertible securities are bonds, debentures, notes or other debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock (or cash or other securities of equivalent value), and so are subject to the risks of investments in both debt securities and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. Due to the conversion feature,

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convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities may be interest-rate sensitive and tend to decline as interest rates rise and to rise when interest rates fall. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

•	Credit Risk

Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed income security held by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured. The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. In addition, below investment grade debt securities (i.e., “junk” or “high yield” bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturn than investment grade securities. If a security held by the Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the investment adviser or subadviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages may affect the values of those securities.

The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

•	Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, intervention (or failure to intervene) by the U.S. or foreign governments in currency markets, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns. Derivatives transactions providing exposure to foreign currencies create investment leverage. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times

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most of a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. Investments in foreign currencies themselves (directly or through derivatives transactions) may be highly volatile and may create investment leverage.

•	Cyber Security Risk

The Funds and their service providers (including the Funds’ investment adviser, subadvisers, custodian, and transfer agent) are subject to operational and information security risks, including those resulting from cyber-attacks and other technological issues. Technological issues or failures, or interference or attacks by “hackers” or others may have the effect of disabling or hindering the Funds’ operations or the operations of a service provider to the Funds. Similar risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

•	Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate, or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes, or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives can be highly volatile and are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with changes in the value of the relevant asset, rate, or index it is designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the

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future result in, new regulation of derivative instruments and the Funds’ use of such instruments. New regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish new margin requirements and/or increase the costs of derivatives transactions, and a Fund may as a result be unable to execute its investment strategies in a manner its subadviser might otherwise choose. Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.

•	Futures Contract Risk. A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or level of interest rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the futures commission merchant or broker and clearing organizations involved in the transaction. In the event of the insolvency of its futures commission merchant or broker, a Fund may be delayed or prevented from recovering some or all of the margin it has deposited with the merchant or broker, or any increase in the value of its futures positions held through that merchant or broker.

•	Dollar Roll and Reverse Repurchase Agreement Transaction Risk

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price; a reverse repurchase agreement is similar to a secured borrowing by a Fund. Both types of transactions generally create leverage. It may be difficult or impossible for a Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction and may be required to return the collateral.

•	Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalization of securities markets, significant price volatility; illiquidity; limits on foreign investment; and possible repatriation of investment income and capital. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in those currencies by a Fund. Inflation and rapid fluctuations in inflation rates

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have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, regulatory, and accounting systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending settlement, or be delayed in disposing of a portfolio security. It may be more difficult to obtain and/or enforce a judgment in a court outside the U.S. and a judgment against a foreign government may be unenforceable.

•	Equity Securities Risk

Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

•	Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with variable and floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The value of a debt security also depends on the issuer’s actual or perceived credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.

•	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

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•	Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

•	Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. The values of debt instruments generally increase in response to declines in interest rates and rise in response to increases in interest rates. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

•	Foreign Investment Risk

Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited, slower, and more costly than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. In addition, foreign markets can perform differently from U.S. markets and can react differently to market, economic, industry, political, regulatory, geopolitical, and other conditions than the U.S. market.

The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. A Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the amount, timing, or character of the Fund’s distributions.

A Fund may invest in foreign securities known as depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the

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same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.

•	Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Inflation Risk

The value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically accompanied long-term inflationary trends.

•	Large Company Risk

Large-capitalization stocks as a group could fall out of favor with the market, causing a Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.

•	Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at approximately the price at which the Fund is carrying the investments. The ability of a Fund to dispose of illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, may trade in the over-the-counter (“OTC”) market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical or other conditions. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions at a price or time that is not advantageous in order to meet redemptions or other cash needs. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price

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may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.

•	Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s investment analysis and its selection of investments to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the intended result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

•	Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, industry, political, regulatory, geopolitical and other developments, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. Different parts of the market and different types of securities can react differently to these conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance.

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. This combined with recent economic recovery, the Federal Reserve’s conclusion of its quantitative easing program, and increases in the interest rates in 2015, 2016, and 2017, could potentially increase the probability of an upward interest rate environment in the near future, which could have a material adverse effect on prices for a Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union and the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world. The risks associated with investments in Europe may be heightened due to the approval by citizens of the United Kingdom, in June 2016, of a referendum to leave the European Union. Significant uncertainty remains in that market regarding the ramifications of the development, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. If the United Kingdom’s exit from the European Union is consummated, or if one or more additional countries leave the European Union, or the European Union partially or completely dissolves, the world’s securities markets may be significantly disrupted and adversely affected. Legislation or regulation also may change the way in which a Fund, the investment adviser, or subadviser is regulated. Such legislation,

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regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.

•	Mortgage- and Asset-Backed Securities Risk

Investments in mortgage-related and other asset-backed securities are subject to the risk of severe credit downgrades, illiquidity and defaults to a greater extent than many other types of fixed income investments. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are generally structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sale or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, and student loan payments. Asset-backed securities also may be backed by pools of corporate or sovereign bonds, loans made to corporations, or a combination of these bonds and loans, commonly referred to as “collateralized debt obligations,” including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). The assets backing collateralized debt obligations may consist in part or entirely of high risk, below investment grade debt obligations (or comparable unrated obligations). In the case of CBOs and certain other collateralized debt obligations, those may include, by way of example, high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. In the case of CLOs, they may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, any or all of which may be rated below investment grade or comparable unrated obligations.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal.

Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. (Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.) Prepayments rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages and investments in CDOs and CLOs backed by pools of high-risk, below investment grade debt securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk (as described under “Credit Risk,” “Valuation Risk,” and “Liquidity Risk”).

The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage- backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of

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payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their services and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the benefits of the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.

The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. These transactions may create investment leverage.

•	Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

•	Real Estate Risk; REIT Risk

Investments in real estate are subject to a number of risks, including losses from casualty, condemnation or natural disasters, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, environmental regulations and other governmental action, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate investment trust (a “REIT”) may be subject to risks similar to those associated with direct ownership of real estate, and may be subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. The securities of small real-estate issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

•	Redemptions by Affiliated Funds and by Other Significant Investors

A Fund may be an investment option for other MassMutual Funds that are managed as “funds of funds,” unaffiliated mutual funds, and other investors with substantial investments in the Fund. As a result, from time to time, a Fund may experience a relatively large redemption and could be required to liquidate assets at inopportune times or at a loss or depressed value, which could cause the value of your investment

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to decline. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, or if the Fund is unable to invest the cash in portfolio securities that it considers as desirable as the Fund’s portfolio securities.

•	Repurchase Agreement Risk

A Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

•	Risk of Investment in other Funds or Pools

A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), that are advised by the Fund’s investment adviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company or other pool, the Fund, and indirectly that Fund’s shareholders, bear a ratable share of the investment company’s or pool’s expenses, including, but not limited to, advisory and administrative fees, and the Fund would at the same time continue to pay its own fees and expenses. Private investment pools in which the Funds may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks). A Fund is exposed indirectly to all of the risks applicable to any other investment company or pool in which it invests, including that the investment company or pool will not perform as expected. Investments in other investment companies or private pools may be illiquid, may be leveraged, and may be highly volatile.

Investing in other investment companies or private investment vehicles sponsored or managed by the investment adviser or affiliates of the investment adviser involve potential conflicts of interest. For example, the investment adviser or its affiliates may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the investment adviser receives for managing the investing Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the investment adviser may have an incentive to invest a portion of a Fund’s assets in investment vehicles sponsored or managed by the investment adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment vehicles over investment companies sponsored or managed by others. Similarly, the investment adviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment vehicles sponsored or managed by the investment adviser or its affiliates.

ETFs are subject to many of the same risks applicable to investments in mutual funds generally, including that they will not perform as anticipated, that a Fund will bear its proportionate share of the ETF’s fees and expenses, and that the ETF will lose money. Many ETFs engage in derivatives strategies and use leverage, and as a result their values can be highly volatile. It is possible that an ETF’s performance will diverge significantly from the performance of any index or indices it seeks to replicate. Because shares of ETFs are actively traded, their values may be affected in unanticipated ways by the effects of supply and demand in the market, activities of short sellers, or unusual speculative activity in their shares. Some ETFs may experience periods of reduced liquidity due to restrictions on trading activity or due to a general lack of investor interest in the asset class represented by the ETF.

•	Small and Mid-Cap Company Risk

Small and medium-sized companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’

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performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of small and medium-sized companies. The securities of small and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of small and medium-sized issuers may be illiquid or may be restricted as to resale.

•	Sovereign Debt Obligations Risk

Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or reschedule of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade (“junk” or “high yield” bonds). Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.

•	U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported only by the right of the issuer to borrow from the U.S. Government. Securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are not supported by the full faith and credit of the U.S. Government and are supported only by the credit of the issuer itself. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. Investments in these securities are also subject to interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

•	Valuation Risk

A portion of a Fund’s assets may be valued at fair value pursuant to guidelines that have been approved by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. The Fund, or persons acting on its behalf, may determine a fair value of a security based on such other information as may be available to them. There can be no assurance that any fair valuation of an investment held by a Fund will in fact approximate the price at which the Fund might sell the investment at the time.

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Technological issues or other service disruption issues involving third-party service providers may also limit the ability of the Fund to value its investment accurately. To the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

•	Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser believes to be their fundamental value. The Fund bears the risk that the prices of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated the securities’ fundamental value or that it may take a substantial period of time to realize that value.

•	When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk

A Fund may purchase securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions involve a risk of loss if the value of the securities declines prior to the settlement date. These transactions may create investment leverage. Recently finalized rules of the Financial Industry Regulatory Authority impose mandatory margin requirements for certain types of when-issued, TBA, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity and may increase the credit risk of such transactions to a Fund.

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Management of the Funds

Investment Adviser

MML Investment Advisers, LLC (“MML Advisers”), a Delaware limited liability company, located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. MML Advisers, formed in 2013, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of September 30, 2017, MML Advisers had assets under management of approximately $45.4 billion.

The Funds do not pay an investment management fee to MML Advisers.

A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ annual reports to shareholders dated September 30, 2017 and the Funds’ semiannual reports to shareholders dated March 31, 2017.

Each Fund pays MML Advisers an administrative and shareholder services fee to compensate it for providing general administrative services to the Funds and for providing or causing to be provided ongoing shareholder servicing to direct and indirect investors in the Funds. MML Advisers pays substantially all of the fee to MassMutual in respect of shareholder servicing and investor recordkeeping services provided by it, or another entity with whom MassMutual has contracted. The fee is calculated and paid based on the average daily net assets attributable to each share class of the Fund separately, and is paid at the following annual rates: .10% for Class R5 shares; .15% for Service Class shares, Administrative Class shares, and Class A shares; and .20% for Class R4 shares and Class R3 shares. Class I shares do not pay any administrative and shareholder services fee.

As the investment adviser to the Funds, MML Advisers is responsible for furnishing a continuous investment program for the Funds, determining the Underlying Funds in which the Funds will invest from time to time, and the portions of their assets the Funds will invest in those Underlying Funds. MML Advisers places purchase and redemption orders for shares of the Underlying Funds on behalf of the Funds. These functions are performed by portfolio managers, Bruce Picard Jr., CFA and Frederick (Rick) Schulitz, CFA, CAIA. Mr. Picard, an Investment Director and portfolio manager, joined MML Advisers in 2014. Mr. Picard is also an Assistant Vice President at MassMutual, which he joined in 2005. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Company, L.P. Mr. Schulitz, an Investment Director and portfolio manager, joined MML Advisers in 2014. Mr. Schulitz is also an Investment Director at MassMutual, which he joined in 2006. Prior to joining MassMutual, Mr. Schulitz held Director positions at Prudential Retirement and ING.

MML Advisers also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund. MML Advisers is also responsible for, among others things, board reporting and assistance in the annual advisory contract renewal process.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund.

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About the Classes of Shares – I, R5, Service, Administrative, A, R4, and R3 Shares

Each Fund offers seven Classes of shares. The only differences among the various Classes are that (a) each Class is subject to different expenses specific to that Class, including any expenses under a Rule 12b-1 Plan and administrative and shareholder service expenses; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; and (d) each Class has different exchange privileges. Not all of the Classes of a Fund are available in every state.

Shares of all Classes, except Class I shares, are subject to an administrative and shareholder services fee described above under “Management of the Funds — Investment Adviser.” In addition, Class A, Class R3, and Class R4 shares are subject to servicing or distribution fees paid under a Rule 12b-1 Plan. Class A, Administrative Class, and Service Class shares are subject to an additional supplemental shareholder services fee, described under “Distribution Plan, Shareholder Servicing, and Payments to Intermediaries,” below. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share Class, see the “Financial Highlights” tables later in this Prospectus. Investors may receive different levels of service in connection with investments in different Classes of shares, and intermediaries may receive different levels of compensation in connection with each share Class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Class I, Class R5, Service Class, and Administrative Class shares are offered primarily to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Class A, Class R4, and Class R3 shares are offered primarily through other distribution channels, such as broker-dealers or financial institutions. All Classes of shares are available for purchase by insurance company separate investment accounts, qualified plans under

Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans, non-qualified deferred compensation plans, and other institutional investors.

Mutual funds and collective trust funds may purchase Class I, Class R5, and Service Class shares. Class A, Class R3, Class R4, and Class R5 shares may be purchased by voluntary employees’ beneficiary associations described in Code Section 501(c)(9). Class A shares of any Fund may be purchased by individual retirement accounts described in Code Section 408.

Class I and Class A shares may also be purchased by individual investors through a financial intermediary or through a product sponsored by a financial intermediary.

Additional Information.

A plan or institutional investor will be permitted to purchase shares of a class based upon the expected size (over time), servicing needs, or distribution or servicing costs for the plan or institutional investor as determined by MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable. A financial intermediary may, by agreement with the Distributor or MassMutual, make available to its plan or institutional clients shares of one class or a limited number of classes of the Funds. An investor should consult its financial intermediary for information (including expense information) regarding the share class(es) the intermediary will make available for purchase by the investor.

Eligible purchasers must generally (except for certain individual investors and individual retirement accounts) have an agreement with MassMutual or a MassMutual affiliate to purchase shares. There is no minimum plan or institutional investor size to purchase Class A, Class R4, and Class R3 shares.

Class A shares may be offered to present or former officers, directors, trustees, and employees (and their spouses, parents, children, and siblings) of the Funds, MassMutual, and its affiliates and retirement plans established by them for their employees.

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Sales Charges by Class

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the NAV to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) / Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.50%/ 5.82%/ 4.50%	4.25%/ 4.44%/ 3.50%	2.50%/ 2.56%/ 2.00%
$25,000- $49,999	5.25%/ 5.54%/ 4.25%	4.25%/ 4.44%/ 3.50%	2.50%/ 2.56%/ 2.00%
$50,000- $99,999	4.50%/ 4.71%/ 3.50%	4.00%/ 4.17%/ 3.25%	2.50%/ 2.56%/ 2.00%
$100,000- $249,999	3.50%/ 3.63%/ 2.50%	3.00%/ 3.09%/ 2.25%	2.00%/ 2.04%/ 1.50%
$250,000- $499,999	2.25%/ 2.30%/ 1.75%	1.75%/ 1.78%/ 1.75%	2.00%/ 2.04%/ 0.75%
$500,000- $999,999	1.75%/ 1.78%/ 1.10%	1.00%/ 1.01%/ 1.00%	1.50%/ 1.52%/ 0.50%
$1,000,000 or more	None/ None/ 0.75%	None/ None/ 0.50%	None/ None/ 0.50%

A reduced sales charge may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers, and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/funds.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0%, or .50% of purchases of $1 million or more, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual, or another intermediary of your eligibility for the waiver when you place your redemption request).

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All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original NAV. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in NAV over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

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Sales Charge Waivers by Class

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more of any one or more of the Funds.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families(1)”) of the Fund, MassMutual, and its affiliates.

•	Shares sold to a portfolio manager of the Fund.

Waivers of Class A Contingent Deferred Sales Charges

The Class A contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

(1) The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces, and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families(1)”) of the Fund, MassMutual, and its affiliates.

•	Shares sold to a present or former portfolio manager of the Fund.

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Distribution Plan, Shareholder Servicing, and Payments to Intermediaries

Shares of all classes of the Funds, other than Class A shares, are sold without a front-end sales charge, and none of the Funds’ shares are subject to a deferred sales charge. Class A shares are sold at NAV per share plus an initial sales charge.

Rule 12b-1 fees. The Funds have adopted a Rule 12b-1 Plan for their Class A, Class R3, and Class R4 shares. Under the Plan, a Fund may make payments at an annual rate of up to .25% of the average daily net assets attributable to its Class A shares and Class R4 shares, and up to .50% of the average daily net assets attributable to its Class R3 shares. The plan is a compensation plan, under which the Funds make payments to the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of those classes and for the servicing of shareholders of those classes. Because Rule 12b-1 fees are paid out of the Funds’ Class A, Class R3, and Class R4 assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Class A, Class R3, and Class R4 shares share in the expense of Rule 12b-1 fees paid by those classes. A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.

Shareholder servicing payments. MML Advisers pays all or a portion of the administrative and shareholder services fee it receives from each Fund, as described above under “Management of the Funds — Investment Adviser,” to MassMutual as compensation for, or reimbursement of expenses relating to, services provided to shareholders of the Funds. In addition, each Fund makes payments to MassMutual under a Supplemental Shareholder Services Agreement with respect to its Class A shares, Administrative Class shares, and Service Class shares, based on the average daily net assets attributable to the share classes, at an annual rate of .15% for Class A shares and Administrative Class shares and .05% for Service Class shares.

Payments to Intermediaries

Payment for recordkeeping services (MassMutual). MassMutual provides recordkeeping services and other shareholder services to retirement plans and other employee benefit plans. Each plan agrees a level of service to be provided by MassMutual, and specifies the Funds and share classes of the Funds that will be offered to plan participants. Plans typically select the share classes with the intention of ensuring that MassMutual will receive a level of compensation, from the Rule 12b-1 fees and shareholder servicing payments made with respect to those share classes, sufficient to compensate MassMutual for the recordkeeping services the plans desire. All amounts retained by MassMutual from Rule 12b-1 fees and shareholder services fees paid by a Fund are intended as compensation to MassMutual for recordkeeping services provided by it.

Other payments. The Distributor and MassMutual may make payments to financial intermediaries for distribution and/or shareholder services provided by them. Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The Distributor and MassMutual may retain a portion of the Rule 12b-1 payments and/or shareholder servicing payments received by them, or they may pay the full amount to intermediaries. Rule 12b-1 fees may be paid to financial intermediaries in advance for the first year after Class A, Class R4, and Class R3 shares are sold. After the first year, those fees will be paid on a quarterly basis.

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The compensation paid to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

Additional information. The Distributor may directly, or through an affiliate, pay a sales concession of up to 1.00% of the purchase price of Service Class, Administrative Class, Class A, Class R4, and Class R3 shares to broker-dealers or other financial intermediaries at the time of sale. However, the total amount paid to broker-dealers or other financial intermediaries at the time of sale, including any advance of Rule 12b-1 service fees or shareholder services fees, may not be more than 1.00% of the purchase price.

In addition to the various payments described above, MML Advisers in its discretion may directly, or through an affiliate, pay up to .35% of the amount invested to MassMutual or other intermediaries who provide services on behalf of Class I, Class R5, Service Class, Administrative Class, Class A, Class R4, and Class R3 shares. This compensation is paid by MML Advisers from its own assets. The payments on account of Class I, Class R5, Service Class, Administrative Class, Class A, Class R4, and Class R3 shares will be based on criteria established by MML Advisers. In the event that amounts paid by the Funds to MML Advisers as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class I, Class R5, Service Class, or Administrative Class shares, the Funds have adopted a Rule 12b-1 Plan authorizing such payments. No additional fees are paid by the Funds under this plan. Annual compensation paid on account of Class I, Class R5, Service Class, Administrative Class, Class A, Class R4, and Class R3 shares will be paid quarterly, in arrears.

The Distributor, MML Advisers, or MassMutual may also directly, or through an affiliate, make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents, and other service providers, that relate to the sale of shares of the

Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options. This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping, and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain broker-dealers, administrative service providers, and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing, or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

In some instances, compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Buying, Redeeming, and Exchanging Shares

The Funds sell their shares at a price equal to their NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). The Funds have authorized one or more broker-dealers or other intermediaries to receive purchase orders on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive purchase orders on the Funds’ behalf. Your purchase order will be priced at the next NAV calculated after the order is received in good order by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary authorized for this purpose. If you purchase shares through a broker-dealer or other intermediary, then, in order for your purchase to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares purchased through a broker-dealer or other intermediary may be subject to transaction and/or other fees. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.

The Funds have authorized one or more broker-dealers or other intermediaries to receive redemption requests on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive redemption requests on the Funds’ behalf. The Funds redeem their shares at their next NAV computed after your redemption request is received by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary. If you redeem shares through a broker-dealer or other intermediary, then, in order for your redemption price to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares redeemed through a broker-dealer or other intermediary may be subject to transaction and/or other fees. You will usually receive payment for your shares within 7 days after your redemption request is received in good order. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. Under unusual circumstances, the Funds can also suspend or postpone payment, when permitted by applicable law and regulations. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s net asset value. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.

Risk of Substantial Redemptions.  If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Exchanges

Generally, you can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund

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and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MML Advisers, a broker-dealer, or another intermediary authorized for this purpose. Exchange requests involving a purchase into any Fund, however, will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 60 days. This restriction does not apply to rebalancing trades executed by the MassMutual Select T. Rowe Price Retirement Funds. This restriction also does not apply to exchanges made pursuant to certain asset allocation programs, systematic exchange programs, and dividend exchange programs. If you place an order to exchange shares of one Fund for another through a broker-dealer or other intermediary then, in order for your exchange to be effected based on the Funds’ next determined NAVs, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds.

Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict, or refuse exchange purchases, if, in the opinion of MML Advisers:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;
•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption, or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday, and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

How to Invest

When you buy shares of a Fund through an agreement with MML Advisers, your agreement will describe how you need to submit buy, sell, and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell, or exchange orders in “good order” as described in your agreement.

Cost Basis Reporting

In the case of individuals holding shares in a Fund directly, upon the redemption or exchange of shares in a Fund, the Fund or, if a shareholder purchased shares through a financial intermediary, the financial intermediary generally will be required to provide the shareholder and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares redeemed or exchanged. Please contact the Funds by calling 1-888-309-3539 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.

Frequent Trading Policies

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage, and do not accommodate, excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

The Trustees, on behalf of the Funds, have approved the policies and procedures adopted by MML Advisers to help identify those individuals or entities MML Advisers determines may be engaging in excessive trading and/or market timing trading activities. MML Advisers monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid

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detection. Therefore, despite MML Advisers’ efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MML Advisers will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MML Advisers, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption, and exchange orders over the internet, may be suspended for such account.

Omnibus Account Limitations. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and other financial intermediaries such as broker-dealers, advisers, and third-party administrators. Not all omnibus accounts apply the policies and procedures adopted by the Funds and MML Advisers. Some omnibus accounts, including accounts traded on certain of MassMutual’s retirement platforms, may have different or less restrictive policies and procedures regarding frequent trading, or no trading restrictions at all. If you hold your Fund shares through an omnibus account, including accounts traded on certain of MassMutual’s retirement platforms, that financial intermediary may impose its own restrictions or limitations to discourage excessive trading and/or market timing activity. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Funds’ ability to identify and deter excessive trading and/or market timing activities through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent trading of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. Because the Funds receive these orders on an aggregated basis and because the omnibus accounts may trade with numerous fund families with differing frequent trading policies, the Funds are limited in their ability to identify or deter those individuals or entities that may be engaging in excessive trading and/or market timing activities. While the Funds and MML Advisers encourage those financial intermediaries to apply the Funds’ policies to their customers who invest indirectly in the Funds, the Funds and MML Advisers may need to rely on those intermediaries to monitor trading in good faith in accordance with its or the Funds’ policies, since individual trades in omnibus accounts are often not disclosed to the Funds. While the Funds will generally monitor trading activity at the omnibus account level to attempt to identify excessive trading and/or market timing activity, reliance on intermediaries increases the risk that excessive trading and/or market timing activity may go undetected. If evidence of possible excessive trading and/or market timing activity is observed by the Funds, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Funds that appropriate action has been taken to limit any excessive trading and/or market timing activity.

Determining Net Asset Value

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each Business Day. A “Business Day” is every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each

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Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

The NAV of each Fund is based upon the NAVs of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing NAVs as reported on each Business Day.

Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day.

The prospectuses and SAIs for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at http://www.sec.gov.

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Taxation and Distributions

Each Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a Fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 plus any retained amount from the prior year generally will be subject to a non-deductible 4% excise tax on the undistributed amount.

Certain investors, including most tax-advantaged plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or in connection with a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local, and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Distributions are taxed to investors in the manner described herein whether distributed in cash or additional shares. Taxes on distributions of capital gains are determined by how long a Fund or Underlying Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income. Certain dividends may be eligible for the dividends-received deduction for corporate shareholders to the extent they are reported as such. Dividends properly reported as capital gain dividends

(relating to gains from the sale of capital assets held by a Fund or an Underlying Fund for more than one year) are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Distributions from REITs generally do not qualify as qualified dividend income.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of a Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

The nature of each Fund’s distributions will be affected by its investment strategies and those of the Underlying Funds in which it invests. A Fund that invests primarily in Underlying Funds whose investment return consists largely of interest, dividends, and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from its sale or the sale by Underlying Funds of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryforwards. For each Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in

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cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder. A shareholder that itself qualifies as a regulated investment company is permitted to report a portion of its distributions as “qualified dividend income,” provided certain requirements are met.

Any gain resulting from an exchange or redemption of an investor’s shares in a Fund will generally be subject to tax as long-term or short-term capital gain. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.

A Fund’s investments in Underlying Funds can cause the tax treatment of the Fund’s gains, losses, and distributions to differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the Underlying Funds or the Fund’s shareholders invested directly in the Underlying Funds. As a result, investors may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than they otherwise would.

An Underlying Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Underlying Fund’s yield on those securities would be decreased. A Fund may be able to elect to “pass through” to its shareholders foreign income taxes paid by certain Underlying Funds. If a Fund so elects, a shareholder of the Fund must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. A shareholder that itself qualifies for treatment as a regulated investment company and that qualifies as a “qualified fund of funds” may elect to pass through to its shareholders a tax credit or deduction passed through by a Fund.

Distributions by a Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (i) capital gain dividends, (ii) “interest-related dividends” (i.e., U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person), and (iii) “short-term capital gain dividends” (i.e., net short-term capital gains in excess of net long-term capital losses), in each case to the extent such distributions were properly reported as such by the Fund generally are not subject to withholding of U.S. federal income tax. Distributions by a Fund to foreign persons other than capital gain dividends, interest-related dividends, and short-term capital gain dividends generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign persons should refer to the SAI for further information, and should consult their tax advisors as to the tax consequences to them of owning Fund shares.

The discussion above is very general. Shareholders should consult their tax advisers for more information about the effect that an investment in a Fund could have on their own tax situations, including possible federal, state, local, and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-advantaged retirement plans.

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Financial Highlights (For a share outstanding throughout each period)

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose reports, along with each Fund’s financial statements, are included in the Trust’s Annual Reports and are incorporated by reference into the Statement of Additional Information, and are available on request.

MASSMUTUAL RETIRESMART CONSERVATIVE FUND

		Income (loss) from investment operations				Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$9.72	$0.09		$0.46	$0.55	$(0.22)	$-	$(0.01)	$(0.23)	$10.04	5.86%		$6,399	0.12%		0.03%		0.88%
9/30/16	9.40	0.23		0.38	0.61	(0.26)	(0.03)	-	(0.29)	9.72	6.66%		288	0.13%		0.02%		2.46%
9/30/15[i]	9.73	0.02		(0.21)	(0.19)	-	(0.14)	-	(0.14)	9.40	(2.01%	)[b]	170	0.12%	[a]	0.02%	[a]	0.24%	[a]
12/31/14[h]	10.19	0.34		(0.07)	0.27	(0.29)	(0.44)	-	(0.73)	9.73	2.62%	[b]	204	0.09%	[a]	0.02%	[a]	4.32%	[a]
Class R5
9/30/17	$9.70	$0.17		$0.37	$0.54	$(0.21)	$-	$(0.01)	$(0.22)	$10.02	5.77%		$11,556	0.22%		0.13%		1.76%
9/30/16	9.39	0.23		0.36	0.59	(0.25)	(0.03)	-	(0.28)	9.70	6.49%		9,490	0.23%		0.12%		2.43%
9/30/15[i]	9.73	0.01		(0.21)	(0.20)	-	(0.14)	-	(0.14)	9.39	(2.11%	)[b]	4,154	0.22%	[a]	0.12%	[a]	0.15%	[a]
12/31/14	10.03	0.25		0.17	0.42	(0.28)	(0.44)	-	(0.72)	9.73	4.15%		3,921	0.18%		0.13%		2.44%
12/31/13	10.14	0.34		0.29	0.63	(0.29)	(0.45)	-	(0.74)	10.03	6.29%		3,073	0.15%		N/A		3.23%
12/31/12	9.70	0.25		0.63	0.88	(0.27)	(0.17)	-	(0.44)	10.14	9.14%		2,774	0.13%		N/A		2.46%
Service Class
9/30/17	$9.69	$0.17		$0.37	$0.54	$(0.20)	$-	$(0.01)	$(0.21)	$10.02	5.72%		$7,138	0.32%		0.23%		1.80%
9/30/16	9.37	0.28		0.30	0.58	(0.23)	(0.03)	-	(0.26)	9.69	6.39%		8,032	0.33%		0.22%		3.03%
9/30/15[i]	9.72	0.00	[d]	(0.21)	(0.21)	-	(0.14)	-	(0.14)	9.37	(2.22%	)[b]	19,160	0.32%	[a]	0.22%	[a]	0.04%	[a]
12/31/14	10.03	0.29		0.12	0.41	(0.28)	(0.44)	-	(0.72)	9.72	3.99%		21,586	0.27%		0.21%		2.84%
12/31/13	10.14	0.49		0.14	0.63	(0.29)	(0.45)	-	(0.74)	10.03	6.29%		12,812	0.19%		N/A		4.64%
12/31/12	9.69	0.23		0.66	0.89	(0.27)	(0.17)	-	(0.44)	10.14	9.21%		3,110	0.17%		N/A		2.29%
Administrative Class
9/30/17	$9.70	$0.16		$0.36	$0.52	$(0.19)	$-	$(0.01)	$(0.20)	$10.02	5.53%		$52,556	0.42%		0.33%		1.64%
9/30/16	9.38	0.22		0.36	0.58	(0.23)	(0.03)	-	(0.26)	9.70	6.33%		53,140	0.43%		0.32%		2.39%
9/30/15[i]	9.73	(0.00)[d]		(0.21)	(0.21)	-	(0.14)	-	(0.14)	9.38	(2.21%	)[b]	62,204	0.42%	[a]	0.32%	[a]	(0.05%	)[a]
12/31/14	10.04	0.22		0.17	0.39	(0.26)	(0.44)	-	(0.70)	9.73	3.87%		62,351	0.36%		0.31%		2.19%
12/31/13	10.14	0.18		0.44	0.62	(0.27)	(0.45)	-	(0.72)	10.04	6.22%		61,817	0.27%		N/A		1.78%
12/31/12	9.70	0.21		0.66	0.87	(0.26)	(0.17)	-	(0.43)	10.14	9.01%		73,765	0.25%		N/A		2.10%
Class A
9/30/17	$9.68	$0.15		$0.35	$0.50	$(0.12)	$-	$(0.01)	$(0.13)	$10.05	5.29%		$32,580	0.67%		0.58%		1.50%
9/30/16	9.36	0.24		0.31	0.55	(0.20)	(0.03)	-	(0.23)	9.68	6.03%		39,639	0.68%		0.57%		2.56%
9/30/15[i]	9.74	(0.02)		(0.22)	(0.24)	-	(0.14)	-	(0.14)	9.36	(2.52%	)[b]	113,693	0.67%	[a]	0.57%	[a]	(0.31%	)[a]
12/31/14	10.04	0.19		0.19	0.38	(0.24)	(0.44)	-	(0.68)	9.74	3.69%		125,410	0.61%		0.56%		1.83%
12/31/13	10.14	0.16		0.43	0.59	(0.24)	(0.45)	-	(0.69)	10.04	5.92%		131,939	0.52%		N/A		1.51%
12/31/12	9.70	0.18		0.67	0.85	(0.24)	(0.17)	-	(0.41)	10.14	8.73%		163,625	0.50%		N/A		1.75%
Class R4
9/30/17	$9.64	$0.13		$0.38	$0.51	$(0.20)	$-	$(0.01)	$(0.21)	$9.94	5.41%		$98,559	0.57%		0.48%		1.37%
9/30/16	9.36	0.00	[d]	0.56	0.56	(0.25)	(0.03)	-	(0.28)	9.64	6.13%		81,328	0.58%		0.47%		0.05%
9/30/15[i]	9.72	0.00	[d]	(0.22)	(0.22)	-	(0.14)	-	(0.14)	9.36	(2.32%	)[b]	1,496	0.57%	[a]	0.47%	[a]	0.04%	[a]
12/31/14[h]	10.18	0.21		0.03	0.24	(0.26)	(0.44)	-	(0.70)	9.72	2.29%	[b]	102	0.54%	[a]	0.47%	[a]	2.76%	[a]
Class R3
9/30/17	$9.61	$0.10		$0.38	$0.48	$(0.17)	$-	$(0.01)	$(0.18)	$9.91	5.13%		$7,538	0.82%		0.73%		1.00%
9/30/16	9.33	0.09		0.45	0.54	(0.23)	(0.03)	-	(0.26)	9.61	5.96%		5,155	0.83%		0.72%		1.00%
9/30/15[i]	9.72	(0.02)		(0.23)	(0.25)	-	(0.14)	-	(0.14)	9.33	(2.63%	)[b]	1,302	0.82%	[a]	0.72%	[a]	(0.23%	)[a]
12/31/14[h]	10.18	0.19		0.03	0.22	(0.24)	(0.44)	-	(0.68)	9.72	2.10%	[b]	102	0.79%	[a]	0.72%	[a]	2.51%	[a]

–  164  –

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	39%	69%	27%	31%	37%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

–  165  –

MASSMUTUAL RETIRESMART MODERATE FUND

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$9.53	$0.04		$0.96	$1.00	$(0.22)	$-	$(0.22)	$10.31	10.72%		$7,078	0.08%		0.07%		0.40%
9/30/16	9.14	0.45		0.28	0.73	(0.23)	(0.11)	(0.34)	9.53	8.18%		198	0.08%		0.04%		4.89%
9/30/15[i]	9.79	0.02		(0.39)	(0.37)	-	(0.28)	(0.28)	9.14	(3.85%	)[b]	642	0.07%	[a]	0.04%	[a]	0.30%	[a]
12/31/14[h]	10.76	0.42		(0.12)	0.30	(0.31)	(0.96)	(1.27)	9.79	2.65%	[b]	725	0.06%	[a]	0.04%	[a]	5.19%	[a]
Class R5
9/30/17	$9.53	$0.15		$0.84	$0.99	$(0.21)	$-	$(0.21)	$10.31	10.62%		$41,947	0.18%		0.16%		1.52%
9/30/16	9.13	0.20		0.53	0.73	(0.22)	(0.11)	(0.33)	9.53	8.21%		39,100	0.18%		0.14%		2.16%
9/30/15[i]	9.79	0.01		(0.39)	(0.38)	-	(0.28)	(0.28)	9.13	(3.95%	)[b]	21,120	0.17%	[a]	0.14%	[a]	0.19%	[a]
12/31/14	10.61	0.26		0.18	0.44	(0.30)	(0.96)	(1.26)	9.79	4.01%		24,005	0.16%		0.15%		2.38%
12/31/13	10.25	0.45		1.02	1.47	(0.32)	(0.79)	(1.11)	10.61	14.56%		17,345	0.17%		N/A		4.07%
12/31/12	9.51	0.33		0.86	1.19	(0.24)	(0.21)	(0.45)	10.25	12.48%		2,649	0.13%		N/A		3.22%
Service Class
9/30/17	$9.55	$0.17		$0.82	$0.99	$(0.19)	$-	$(0.19)	$10.35	10.53%		$4,509	0.28%		0.26%		1.77%
9/30/16	9.14	0.25		0.46	0.71	(0.19)	(0.11)	(0.30)	9.55	7.98%		5,623	0.28%		0.24%		2.76%
9/30/15[i]	9.81	0.01		(0.40)	(0.39)	-	(0.28)	(0.28)	9.14	(4.05%	)[b]	36,457	0.27%	[a]	0.24%	[a]	0.09%	[a]
12/31/14	10.62	0.24		0.19	0.43	(0.28)	(0.96)	(1.24)	9.81	4.01%		49,324	0.25%		0.23%		2.24%
12/31/13	10.26	0.50		0.97	1.47	(0.32)	(0.79)	(1.11)	10.62	14.53%		31,677	0.21%		N/A		4.47%
12/31/12	9.51	0.21		0.98	1.19	(0.23)	(0.21)	(0.44)	10.26	12.53%		4,549	0.17%		N/A		2.10%
Administrative Class
9/30/17	$9.54	$0.12		$0.85	$0.97	$(0.19)	$-	$(0.19)	$10.32	10.36%		$98,641	0.38%		0.36%		1.26%
9/30/16	9.14	0.20		0.51	0.71	(0.20)	(0.11)	(0.31)	9.54	7.92%		105,186	0.38%		0.34%		2.22%
9/30/15[i]	9.82	0.00	[d]	(0.40)	(0.40)	-	(0.28)	(0.28)	9.14	(4.15%	)[b]	128,868	0.37%	[a]	0.34%	[a]	0.01%	[a]
12/31/14	10.63	0.20		0.22	0.42	(0.27)	(0.96)	(1.23)	9.82	3.89%		138,574	0.34%		0.33%		1.83%
12/31/13	10.26	0.18		1.28	1.46	(0.30)	(0.79)	(1.09)	10.63	14.44%		150,710	0.29%		N/A		1.66%
12/31/12	9.51	0.18		1.00	1.18	(0.22)	(0.21)	(0.43)	10.26	12.43%		147,873	0.25%		N/A		1.81%
Class A
9/30/17	$9.54	$0.11		$0.85	$0.96	$(0.16)	$-	$(0.16)	$10.34	10.22%		$115,392	0.63%		0.61%		1.18%
9/30/16	9.14	0.17		0.51	0.68	(0.17)	(0.11)	(0.28)	9.54	7.59%		138,758	0.63%		0.59%		1.85%
9/30/15[i]	9.84	(0.02)		(0.40)	(0.42)	-	(0.28)	(0.28)	9.14	(4.34%	)[b]	165,092	0.62%	[a]	0.59%	[a]	(0.26%	)[a]
12/31/14	10.65	0.17		0.22	0.39	(0.24)	(0.96)	(1.20)	9.84	3.62%		199,865	0.59%		0.58%		1.53%
12/31/13	10.26	0.11		1.33	1.44	(0.26)	(0.79)	(1.05)	10.65	14.21%		216,068	0.53%		N/A		0.99%
12/31/12	9.51	0.14		1.01	1.15	(0.19)	(0.21)	(0.40)	10.26	12.13%		324,049	0.50%		N/A		1.42%
Class R4
9/30/17	$9.50	$0.10		$0.85	$0.95	$(0.19)	$-	$(0.19)	$10.26	10.25%		$28,109	0.53%		0.51%		1.06%
9/30/16	9.13	0.03		0.66	0.69	(0.21)	(0.11)	(0.32)	9.50	7.72%		21,403	0.53%		0.49%		0.31%
9/30/15[i]	9.82	0.01		(0.42)	(0.41)	-	(0.28)	(0.28)	9.13	(4.25%	)[b]	1,693	0.52%	[a]	0.49%	[a]	0.17%	[a]
12/31/14[h]	10.79	0.20		0.06	0.26	(0.27)	(0.96)	(1.23)	9.82	2.29%	[b]	102	0.51%	[a]	0.49%	[a]	2.43%	[a]
Class R3
9/30/17	$9.47	$0.07		$0.86	$0.93	$(0.16)	$-	$(0.16)	$10.24	10.04%		$12,819	0.78%		0.76%		0.72%
9/30/16	9.12	0.13		0.53	0.66	(0.20)	(0.11)	(0.31)	9.47	7.45%		8,773	0.78%		0.74%		1.38%
9/30/15[i]	9.82	0.01		(0.43)	(0.42)	-	(0.28)	(0.28)	9.12	(4.35%	)[b]	5,138	0.77%	[a]	0.74%	[a]	0.11%	[a]
12/31/14[h]	10.79	0.18		0.06	0.24	(0.25)	(0.96)	(1.21)	9.82	2.11%	[b]	102	0.76%	[a]	0.74%	[a]	2.18%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	30%	62%	17%	28%	37%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

–  166  –

MASSMUTUAL RETIRESMART MODERATE GROWTH FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$9.55	$0.02	$1.41	$1.43	$(0.21)	$-	$(0.21)	$10.77	15.26%		$10,236	0.10%		0.09%		0.24%
9/30/16	9.10	0.36	0.47	0.83	(0.20)	(0.18)	(0.38)	9.55	9.39%		110	0.09%		0.04%		3.85%
9/30/15[i]	10.02	0.03	(0.57)	(0.54)	-	(0.38)	(0.38)	9.10	(5.46%	)[b]	300	0.08%	[a]	0.04%	[a]	0.42%	[a]
12/31/14[h]	11.45	0.34	(0.05)	0.29	(0.31)	(1.41)	(1.72)	10.02	2.39%	[b]	318	0.06%	[a]	0.04%	[a]	4.02%	[a]
Class R5
9/30/17	$9.55	$0.12	$1.30	$1.42	$(0.20)	$-	$(0.20)	$10.77	15.16%		$21,697	0.20%		0.17%		1.24%
9/30/16	9.09	0.19	0.64	0.83	(0.19)	(0.18)	(0.37)	9.55	9.43%		22,452	0.19%		0.14%		2.09%
9/30/15[i]	10.02	0.02	(0.57)	(0.55)	-	(0.38)	(0.38)	9.09	(5.57%	)[b]	8,746	0.18%	[a]	0.14%	[a]	0.31%	[a]
12/31/14	11.31	0.22	0.20	0.42	(0.30)	(1.41)	(1.71)	10.02	3.57%		9,970	0.17%		0.15%		1.96%
12/31/13	10.33	0.21	2.01	2.22	(0.33)	(0.91)	(1.24)	11.31	21.91%		4,663	0.19%		N/A		1.88%
12/31/12	9.36	0.21	1.21	1.42	(0.19)	(0.26)	(0.45)	10.33	15.21%		7,085	0.14%		N/A		2.10%
Service Class
9/30/17	$9.55	$0.13	$1.29	$1.42	$(0.17)	$-	$(0.17)	$10.80	15.13%		$4,209	0.30%		0.27%		1.29%
9/30/16	9.09	0.21	0.60	0.81	(0.17)	(0.18)	(0.35)	9.55	9.18%		7,021	0.29%		0.24%		2.25%
9/30/15[i]	10.02	0.02	(0.57)	(0.55)	-	(0.38)	(0.38)	9.09	(5.56%	)[b]	25,552	0.28%	[a]	0.24%	[a]	0.21%	[a]
12/31/14	11.31	0.25	0.16	0.41	(0.29)	(1.41)	(1.70)	10.02	3.49%		28,779	0.26%		0.24%		2.19%
12/31/13	10.33	0.44	1.79	2.23	(0.34)	(0.91)	(1.25)	11.31	21.93%		18,053	0.23%		N/A		3.78%
12/31/12	9.36	0.18	1.24	1.42	(0.19)	(0.26)	(0.45)	10.33	15.17%		1,816	0.18%		N/A		1.75%
Administrative Class
9/30/17	$9.55	$0.10	$1.32	$1.42	$(0.18)	$-	$(0.18)	$10.79	15.08%		$96,560	0.40%		0.37%		1.00%
9/30/16	9.09	0.18	0.62	0.80	(0.16)	(0.18)	(0.34)	9.55	9.14%		98,971	0.39%		0.34%		2.02%
9/30/15[i]	10.04	0.01	(0.58)	(0.57)	-	(0.38)	(0.38)	9.09	(5.76%	)[b]	127,157	0.38%	[a]	0.34%	[a]	0.12%	[a]
12/31/14	11.32	0.20	0.21	0.41	(0.28)	(1.41)	(1.69)	10.04	3.46%		135,163	0.35%		0.33%		1.74%
12/31/13	10.33	0.16	2.06	2.22	(0.32)	(0.91)	(1.23)	11.32	21.84%		130,738	0.31%		N/A		1.44%
12/31/12	9.36	0.16	1.25	1.41	(0.18)	(0.26)	(0.44)	10.33	15.07%		117,574	0.26%		N/A		1.61%
Class A
9/30/17	$9.56	$0.09	$1.30	$1.39	$(0.15)	$-	$(0.15)	$10.80	14.73%		$92,645	0.65%		0.62%		0.86%
9/30/16	9.10	0.15	0.62	0.77	(0.13)	(0.18)	(0.31)	9.56	8.77%		104,156	0.64%		0.59%		1.61%
9/30/15[i]	10.06	(0.01)	(0.57)	(0.58)	-	(0.38)	(0.38)	9.10	(5.84%	)[b]	124,585	0.63%	[a]	0.59%	[a]	(0.15%	)[a]
12/31/14	11.34	0.15	0.23	0.38	(0.25)	(1.41)	(1.66)	10.06	3.16%		157,201	0.60%		0.58%		1.33%
12/31/13	10.34	0.10	2.09	2.19	(0.28)	(0.91)	(1.19)	11.34	21.49%		183,571	0.56%		N/A		0.86%
12/31/12	9.36	0.12	1.27	1.39	(0.15)	(0.26)	(0.41)	10.34	14.88%		236,688	0.51%		N/A		1.23%
Class R4
9/30/17	$9.51	$0.08	$1.31	$1.39	$(0.18)	$-	$(0.18)	$10.72	14.90%		$22,154	0.55%		0.52%		0.79%
9/30/16	9.08	0.03	0.76	0.79	(0.18)	(0.18)	(0.36)	9.51	9.00%		16,185	0.54%		0.49%		0.36%
9/30/15[i]	10.04	0.07	(0.65)	(0.58)	-	(0.38)	(0.38)	9.08	(5.86%	)[b]	1,481	0.53%	[a]	0.49%	[a]	0.96%	[a]
12/31/14[h]	11.47	0.19	0.06	0.25	(0.27)	(1.41)	(1.68)	10.04	2.05%	[b]	102	0.51%	[a]	0.49%	[a]	2.20%	[a]
Class R3
9/30/17	$9.49	$0.05	$1.31	$1.36	$(0.16)	$-	$(0.16)	$10.69	14.54%		$13,615	0.80%		0.77%		0.51%
9/30/16	9.07	0.10	0.67	0.77	(0.17)	(0.18)	(0.35)	9.49	8.73%		7,529	0.79%		0.74%		1.13%
9/30/15[i]	10.04	0.03	(0.62)	(0.59)	-	(0.38)	(0.38)	9.07	(5.96%	)[b]	3,758	0.78%	[a]	0.74%	[a]	0.40%	[a]
12/31/14[h]	11.47	0.17	0.06	0.23	(0.25)	(1.41)	(1.66)	10.04	1.86%	[b]	102	0.76%	[a]	0.74%	[a]	1.98%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	33%	62%	20%	28%	36%	49%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

–  167  –

MASSMUTUAL RETIRESMART GROWTH FUND

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.08	$0.01		$1.71	$1.72	$(0.18)	$-	$(0.18)	$11.62	17.35%		$7,411	0.22%		0.12%		0.06%
9/30/16	9.63	0.37		0.55	0.92	(0.18)	(0.29)	(0.47)	10.08	9.87%		129	0.24%		0.07%		3.78%
9/30/15[i]	10.79	0.03		(0.69)	(0.66)	-	(0.50)	(0.50)	9.63	(6.28%	)[b]	398	0.22%	[a]	0.07%	[a]	0.31%	[a]
12/31/14[h]	12.25	0.31		0.03	0.34	(0.30)	(1.50)	(1.80)	10.79	2.55%	[b]	309	0.16%	[a]	0.07%	[a]	3.45%	[a]
Class R5
9/30/17	$10.08	$0.09		$1.62	$1.71	$(0.17)	$-	$(0.17)	$11.62	17.23%		$6,432	0.33%		0.21%		0.83%
9/30/16	9.63	0.18		0.73	0.91	(0.17)	(0.29)	(0.46)	10.08	9.76%		4,662	0.34%		0.17%		1.83%
9/30/15[i]	10.80	0.01		(0.68)	(0.67)	-	(0.50)	(0.50)	9.63	(6.37%	)[b]	3,534	0.32%	[a]	0.17%	[a]	0.14%	[a]
12/31/14	12.12	0.20		0.26	0.46	(0.28)	(1.50)	(1.78)	10.80	3.62%		5,507	0.25%		0.17%		1.60%
12/31/13	10.35	0.24		2.41	2.65	(0.31)	(0.57)	(0.88)	12.12	25.93%		4,132	0.25%		0.19%		2.04%
12/31/12	9.28	0.30		1.21	1.51	(0.15)	(0.29)	(0.44)	10.35	16.42%		1,698	0.23%		0.15%		2.97%
Service Class
9/30/17	$10.09	$0.10		$1.60	$1.70	$(0.16)	$-	$(0.16)	$11.63	17.09%		$1,604	0.43%		0.30%		0.90%
9/30/16	9.62	0.20		0.71	0.91	(0.15)	(0.29)	(0.44)	10.09	9.68%		1,657	0.44%		0.27%		2.11%
9/30/15[i]	10.80	0.01		(0.69)	(0.68)	-	(0.50)	(0.50)	9.62	(6.46%	)[b]	4,389	0.42%	[a]	0.27%	[a]	0.13%	[a]
12/31/14	12.12	0.23		0.23	0.46	(0.28)	(1.50)	(1.78)	10.80	3.57%		5,925	0.34%		0.26%		1.91%
12/31/13	10.36	0.36		2.28	2.64	(0.31)	(0.57)	(0.88)	12.12	25.82%		3,545	0.29%		0.23%		3.01%
12/31/12	9.28	0.14		1.38	1.52	(0.15)	(0.29)	(0.44)	10.36	16.46%		110	0.26%		0.18%		1.37%
Administrative Class
9/30/17	$10.07	$0.07		$1.63	$1.70	$(0.15)	$-	$(0.15)	$11.62	17.08%		$32,761	0.53%		0.40%		0.66%
9/30/16	9.62	0.16		0.73	0.89	(0.15)	(0.29)	(0.44)	10.07	9.49%		30,872	0.54%		0.37%		1.64%
9/30/15[i]	10.81	0.00	[d]	(0.69)	(0.69)	-	(0.50)	(0.50)	9.62	(6.55%	)[b]	39,361	0.52%	[a]	0.37%	[a]	0.04%	[a]
12/31/14	12.13	0.18		0.26	0.44	(0.26)	(1.50)	(1.76)	10.81	3.45%		40,211	0.43%		0.36%		1.48%
12/31/13	10.36	0.14		2.49	2.63	(0.29)	(0.57)	(0.86)	12.13	25.73%		35,398	0.37%		0.31%		1.19%
12/31/12	9.28	0.13		1.38	1.51	(0.14)	(0.29)	(0.43)	10.36	16.38%		26,623	0.33%		0.26%		1.27%
Class A
9/30/17	$10.05	$0.06		$1.60	$1.66	$(0.12)	$-	$(0.12)	$11.59	16.71%		$44,394	0.78%		0.65%		0.56%
9/30/16	9.59	0.12		0.75	0.87	(0.12)	(0.29)	(0.41)	10.05	9.33%		46,706	0.79%		0.62%		1.25%
9/30/15[i]	10.80	(0.02)		(0.69)	(0.71)	-	(0.50)	(0.50)	9.59	(6.74%	)[b]	50,015	0.77%	[a]	0.62%	[a]	(0.23%	)[a]
12/31/14	12.12	0.14		0.27	0.41	(0.23)	(1.50)	(1.73)	10.80	3.20%		60,183	0.68%		0.61%		1.18%
12/31/13	10.35	0.11		2.50	2.61	(0.27)	(0.57)	(0.84)	12.12	25.48%		61,092	0.62%		0.56%		0.94%
12/31/12	9.28	0.11		1.37	1.48	(0.12)	(0.29)	(0.41)	10.35	16.01%		47,226	0.59%		0.51%		1.09%
Class R4
9/30/17	$10.00	$0.04		$1.63	$1.67	$(0.16)	$-	$(0.16)	$11.51	16.89%		$15,136	0.68%		0.56%		0.37%
9/30/16	9.58	0.09		0.79	0.88	(0.17)	(0.29)	(0.46)	10.00	9.39%		6,786	0.69%		0.52%		0.98%
9/30/15[i]	10.78	0.05		(0.75)	(0.70)	-	(0.50)	(0.50)	9.58	(6.66%	)[b]	2,155	0.67%	[a]	0.52%	[a]	0.64%	[a]
12/31/14[h]	12.24	0.17		0.13	0.30	(0.26)	(1.50)	(1.76)	10.78	2.22%	[b]	102	0.61%	[a]	0.52%	[a]	1.82%	[a]
Class R3
9/30/17	$9.97	$0.02		$1.61	$1.63	$(0.13)	$-	$(0.13)	$11.47	16.53%		$7,927	0.93%		0.81%		0.19%
9/30/16	9.57	0.04		0.80	0.84	(0.15)	(0.29)	(0.44)	9.97	9.06%		4,573	0.94%		0.77%		0.44%
9/30/15[i]	10.78	0.03		(0.74)	(0.71)	-	(0.50)	(0.50)	9.57	(6.75%	)[b]	1,531	0.92%	[a]	0.77%	[a]	0.43%	[a]
12/31/14[h]	12.24	0.14		0.13	0.27	(0.23)	(1.50)	(1.73)	10.78	2.03%	[b]	102	0.86%	[a]	0.77%	[a]	1.57%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	39%	70%	26%	32%	36%	57%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

–  168  –

MASSMUTUAL RETIRESMART IN RETIREMENT FUND

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.13	$0.22	$0.47	$0.69	$(0.27)	$(0.27)	$11.55	6.43%	$2,603	0.26%	0.08%	1.95%
9/30/16	10.40	0.17	0.56	0.73	-	-	11.13	7.02%	2,467	0.27%	0.06%	1.53%
9/30/15[i]	11.02	0.01	(0.30)	(0.29)	(0.33)	(0.33)	10.40	(2.68%)[b]	598	0.26%[a]	0.06%[a]	0.07%[a]
12/31/14[h]	11.03	0.48	(0.21)	0.27	(0.28)	(0.28)	11.02	2.45%[b]	4,609	0.19%[a]	0.06%[a]	5.71%[a]
Class R5
9/30/17	$11.14	$0.17	$0.51	$0.68	$(0.26)	$(0.26)	$11.56	6.32%	$4,574	0.37%	0.18%	1.49%
9/30/16	10.42	0.08	0.64	0.72	-	-	11.14	6.91%	3,494	0.37%	0.16%	0.77%
9/30/15[i]	11.00	0.01	(0.30)	(0.29)	(0.29)	(0.29)	10.42	(2.68%)[b]	757	0.36%[a]	0.16%[a]	0.09%[a]
12/31/14[h]	11.03	0.57	(0.32)	0.25	(0.28)	(0.28)	11.00	2.27%[b]	953	0.29%[a]	0.16%[a]	6.82%[a]
Service Class
9/30/17	$11.15	$0.19	$0.48	$0.67	$(0.25)	$(0.25)	$11.57	6.20%	$14,194	0.47%	0.28%	1.67%
9/30/16	10.44	0.27	0.44	0.71	-	-	11.15	6.80%	15,440	0.47%	0.26%	2.51%
9/30/15[i]	11.01	0.00 [d]	(0.29)	(0.29)	(0.28)	(0.28)	10.44	(2.70%)[b]	19,899	0.46%[a]	0.26%[a]	0.00%[a,e]
12/31/14	10.88	0.20	0.20	0.40	(0.27)	(0.27)	11.01	3.63%	22,029	0.35%	0.26%	1.80%
12/31/13	10.45	0.20	0.52	0.72	(0.29)	(0.29)	10.88	6.93%	26,414	0.26%	0.25%	1.91%
12/31/12	9.84	0.26	0.67	0.93	(0.32)	(0.32)	10.45	9.64%	24,199	0.17%	0.17%[k]	2.55%
Administrative Class
9/30/17	$11.14	$0.18	$0.48	$0.66	$(0.24)	$(0.24)	$11.56	6.08%	$23,318	0.57%	0.38%	1.58%
9/30/16	10.44	0.22	0.48	0.70	-	-	11.14	6.70%	28,573	0.57%	0.36%	2.07%
9/30/15[i]	11.02	(0.01)	(0.30)	(0.31)	(0.27)	(0.27)	10.44	(2.86%)[b]	30,387	0.56%[a]	0.36%[a]	(0.09%)[a]
12/31/14	10.89	0.24	0.16	0.40	(0.27)	(0.27)	11.02	3.68%	33,673	0.46%	0.35%	2.13%
12/31/13	10.47	0.22	0.48	0.70	(0.28)	(0.28)	10.89	6.83%	17,286	0.32%	0.32%[k]	2.06%
12/31/12	9.85	0.17	0.76	0.93	(0.31)	(0.31)	10.47	9.53%	13,720	0.23%	0.23%[k]	1.63%
Class A
9/30/17	$11.05	$0.14	$0.49	$0.63	$(0.21)	$(0.21)	$11.47	5.88%	$20,529	0.82%	0.63%	1.27%
9/30/16	10.39	0.19	0.47	0.66	-	-	11.05	6.35%	20,906	0.82%	0.61%	1.74%
9/30/15[i]	10.95	(0.03)	(0.29)	(0.32)	(0.24)	(0.24)	10.39	(2.96%)[b]	20,228	0.81%[a]	0.61%[a]	(0.34%)[a]
12/31/14	10.81	0.19	0.17	0.36	(0.22)	(0.22)	10.95	3.34%	20,689	0.72%	0.63%	1.70%
12/31/13	10.38	0.15	0.52	0.67	(0.24)	(0.24)	10.81	6.52%	20,693	0.67%	0.67%[k]	1.44%
12/31/12	9.76	0.17	0.71	0.88	(0.26)	(0.26)	10.38	9.13%	24,982	0.58%	0.58%[k]	1.65%
Class R4
9/30/17	$10.98	$0.18	$0.46	$0.64	$(0.23)	$(0.23)	$11.39	5.99%	$4,906	0.71%	0.53%	1.68%
9/30/16	10.31	0.20	0.47	0.67	-	-	10.98	6.50%	6,233	0.72%	0.51%	1.91%
9/30/15[i]	10.90	(0.02)	(0.29)	(0.31)	(0.28)	(0.28)	10.31	(2.88%)[b]	4,325	0.71%[a]	0.51%[a]	(0.19%)[a]
12/31/14[h]	10.96	0.30	(0.08)	0.22	(0.28)	(0.28)	10.90	2.01%[b]	1,753	0.64%[a]	0.51%[a]	3.61%[a]
Class R3
9/30/17	$10.90	$0.13	$0.48	$0.61	$(0.21)	$(0.21)	$11.30	5.73%	$13,260	0.97%	0.78%	1.15%
9/30/16	10.26	0.16	0.48	0.64	-	-	10.90	6.24%	13,673	0.97%	0.76%	1.50%
9/30/15[i]	10.86	(0.04)	(0.29)	(0.33)	(0.27)	(0.27)	10.26	(3.07%)[b]	8,315	0.96%[a]	0.76%[a]	(0.47%)[a]
12/31/14	10.79	0.50	(0.15)	0.35	(0.28)	(0.28)	10.86	3.21%	5,099	0.89%	0.76%	4.60%
12/31/13	10.37	0.12	0.51	0.63	(0.21)	(0.21)	10.79	6.13%	111	0.97%	0.97%[k]	1.10%
12/31/12	9.76	0.15	0.71	0.86	(0.25)	(0.25)	10.37	8.89%	124	0.88%	0.88%[k]	1.45%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	47%	75%	37%	44%	41%	40%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

–  169  –

MASSMUTUAL RETIRESMART 2010 FUND

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.76	$0.17	$0.70	$0.87	$(0.36)	$(0.36)	$12.27	7.71%	$900	0.32%	0.06%	1.45%
9/30/16	10.94	0.25	0.57	0.82	-	-	11.76	7.50%	564	0.28%	0.04%	2.24%
9/30/15[i]	11.74	0.01	(0.36)	(0.35)	(0.45)	(0.45)	10.94	(3.03%)[b]	607	0.23%[a]	0.04%[a]	0.07%[a]
12/31/14[h]	11.80	0.53	(0.23)	0.30	(0.36)	(0.36)	11.74	2.49%[b]	11,342	0.16%[a]	0.04%[a]	5.96%[a]
Class R5
9/30/17	$11.84	$0.15	$0.72	$0.87	$(0.35)	$(0.35)	$12.36	7.61%	$3,212	0.42%	0.16%	1.29%
9/30/16	11.02	0.21	0.61	0.82	-	-	11.84	7.44%	1,844	0.38%	0.14%	1.86%
9/30/15[i]	11.73	0.02	(0.38)	(0.36)	(0.35)	(0.35)	11.02	(3.15%)[b]	1,836	0.33%[a]	0.14%[a]	0.20%[a]
12/31/14[h]	11.80	1.82	(1.53)	0.29	(0.36)	(0.36)	11.73	2.40%[b]	1,553	0.26%[a]	0.14%[a]	20.54%[a]
Service Class
9/30/17	$11.86	$0.21	$0.66	$0.87	$(0.34)	$(0.34)	$12.39	7.56%	$16,178	0.52%	0.25%	1.81%
9/30/16	11.06	0.27	0.53	0.80	-	-	11.86	7.23%	24,677	0.48%	0.24%	2.35%
9/30/15[i]	11.75	0.01	(0.37)	(0.36)	(0.33)	(0.33)	11.06	(3.13%)[b]	28,488	0.43%[a]	0.24%[a]	0.06%[a]
12/31/14	11.63	0.15	0.30	0.45	(0.33)	(0.33)	11.75	3.84%	31,431	0.33%	0.24%	1.28%
12/31/13	10.80	0.22	0.89	1.11	(0.28)	(0.28)	11.63	10.46%	62,732	0.26%	0.25%	1.91%
12/31/12	9.96	0.27	0.84	1.11	(0.27)	(0.27)	10.80	11.19%	57,999	0.16%	0.16%[k]	2.54%
Administrative Class
9/30/17	$11.82	$0.18	$0.67	$0.85	$(0.33)	$(0.33)	$12.34	7.41%	$12,523	0.62%	0.36%	1.49%
9/30/16	11.03	0.26	0.53	0.79	-	-	11.82	7.16%	13,491	0.58%	0.34%	2.28%
9/30/15[i]	11.73	(0.00)[d]	(0.38)	(0.38)	(0.32)	(0.32)	11.03	(3.25%)[b]	18,408	0.53%[a]	0.34%[a]	(0.05%)[a]
12/31/14	11.64	0.28	0.16	0.44	(0.35)	(0.35)	11.73	3.71%	23,920	0.44%	0.34%	2.37%
12/31/13	10.80	0.22	0.88	1.10	(0.26)	(0.26)	11.64	10.36%	10,809	0.35%	0.34%	1.92%
12/31/12	9.94	0.10	1.00	1.10	(0.24)	(0.24)	10.80	11.10%	8,852	0.24%	0.24%[k]	0.92%
Class A
9/30/17	$11.72	$0.16	$0.65	$0.81	$(0.29)	$(0.29)	$12.24	7.16%	$15,853	0.87%	0.60%	1.36%
9/30/16	10.97	0.21	0.54	0.75	-	-	11.72	6.84%	21,177	0.83%	0.59%	1.85%
9/30/15[i]	11.66	(0.03)	(0.36)	(0.39)	(0.30)	(0.30)	10.97	(3.42%)[b]	24,300	0.78%[a]	0.59%[a]	(0.28%)[a]
12/31/14	11.55	0.18	0.22	0.40	(0.29)	(0.29)	11.66	3.43%	21,871	0.71%	0.62%	1.54%
12/31/13	10.72	0.15	0.91	1.06	(0.23)	(0.23)	11.55	9.99%	22,595	0.70%	0.69%	1.31%
12/31/12	9.88	0.16	0.89	1.05	(0.21)	(0.21)	10.72	10.74%	25,903	0.60%	0.60%[k]	1.53%
Class R4
9/30/17	$11.65	$0.14	$0.68	$0.82	$(0.31)	$(0.31)	$12.16	7.27%	$6,721	0.77%	0.51%	1.20%
9/30/16	10.89	0.24	0.52	0.76	-	-	11.65	6.98%	5,423	0.73%	0.49%	2.13%
9/30/15[i]	11.60	(0.01)	(0.37)	(0.38)	(0.33)	(0.33)	10.89	(3.34%)[b]	2,708	0.68%[a]	0.49%[a]	(0.15%)[a]
12/31/14[h]	11.70	0.30	(0.04)	0.26	(0.36)	(0.36)	11.60	2.17%[b]	1,925	0.61%[a]	0.49%[a]	3.38%[a]
Class R3
9/30/17	$11.52	$0.13	$0.64	$0.77	$(0.28)	$(0.28)	$12.01	6.92%	$10,323	1.02%	0.76%	1.09%
9/30/16	10.79	0.18	0.55	0.73	-	-	11.52	6.77%	10,105	0.98%	0.74%	1.66%
9/30/15[i]	11.50	(0.04)	(0.36)	(0.40)	(0.31)	(0.31)	10.79	(3.50%)[b]	8,999	0.93%[a]	0.74%[a]	(0.42%)[a]
12/31/14	11.47	0.33	0.04	0.37	(0.34)	(0.34)	11.50	3.20%	8,023	0.87%	0.75%	2.83%
12/31/13	10.63	0.11	0.90	1.01	(0.17)	(0.17)	11.47	9.65%	1,045	1.00%	0.99%	1.00%
12/31/12	9.82	0.13	0.89	1.02	(0.21)	(0.21)	10.63	10.47%	1,275	0.90%	0.90%[k]	1.23%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	46%	74%	39%	53%	47%	49%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

–  170  –

MASSMUTUAL RETIRESMART 2015 FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.47	$0.20	$0.75	$0.95	$(0.25)	$-	$(0.25)	$12.17	8.51%		$3,422	0.25%		0.08%		1.75%
9/30/16	10.94	0.23	0.61	0.84	(0.26)	(0.05)	(0.31)	11.47	7.83%		5,763	0.23%		0.06%		2.05%
9/30/15[i]	11.50	0.01	(0.39)	(0.38)	-	(0.18)	(0.18)	10.94	(3.31%	)[b]	3,874	0.29%	[a]	0.06%	[a]	0.16%	[a]
12/31/14[h]	11.81	0.54	(0.24)	0.30	(0.32)	(0.29)	(0.61)	11.50	2.48%	[b]	6,116	0.32%	[a]	0.06%	[a]	6.05%	[a]
Class R5
9/30/17	$11.46	$0.18	$0.77	$0.95	$(0.24)	$-	$(0.24)	$12.17	8.46%		$662	0.35%		0.18%		1.57%
9/30/16	10.93	0.31	0.52	0.83	(0.25)	(0.05)	(0.30)	11.46	7.72%		660	0.33%		0.16%		2.84%
9/30/15[i]	11.50	0.01	(0.40)	(0.39)	-	(0.18)	(0.18)	10.93	(3.39%	)[b]	1,583	0.39%	[a]	0.16%	[a]	0.17%	[a]
12/31/14[h]	11.81	1.24	(0.94)	0.30	(0.32)	(0.29)	(0.61)	11.50	2.48%	[b]	1,179	0.42%	[a]	0.16%	[a]	13.89%	[a]
Service Class
9/30/17	$11.46	$0.21	$0.72	$0.93	$(0.22)	$-	$(0.22)	$12.17	8.33%		$5,932	0.45%		0.28%		1.82%
9/30/16	10.93	0.25	0.57	0.82	(0.24)	(0.05)	(0.29)	11.46	7.64%		11,145	0.43%		0.26%		2.24%
9/30/15[i]	11.52	0.01	(0.42)	(0.41)	-	(0.18)	(0.18)	10.93	(3.56%	)[b]	9,799	0.49%	[a]	0.26%	[a]	0.07%	[a]
12/31/14	11.64	0.18	0.28	0.46	(0.29)	(0.29)	(0.58)	11.52	3.92%		8,470	0.52%		0.25%		1.52%
12/31/13	11.02	0.25	1.27	1.52	(0.34)	(0.56)	(0.90)	11.64	13.87%		10,699	0.70%		0.18%		2.08%
12/31/12	10.25	0.37	0.95	1.32	(0.24)	(0.31)	(0.55)	11.02	12.94%		5,926	1.70%		0.10%		3.36%
Administrative Class
9/30/17	$11.42	$0.15	$0.77	$0.92	$(0.22)	$-	$(0.22)	$12.12	8.23%		$14,256	0.55%		0.38%		1.33%
9/30/16	10.90	0.22	0.58	0.80	(0.23)	(0.05)	(0.28)	11.42	7.51%		14,837	0.53%		0.36%		1.96%
9/30/15[i]	11.49	(0.01)	(0.40)	(0.41)	-	(0.18)	(0.18)	10.90	(3.57%	)[b]	10,451	0.59%	[a]	0.36%	[a]	(0.06%	)[a]
12/31/14	11.64	0.43	0.01	0.44	(0.30)	(0.29)	(0.59)	11.49	3.73%		11,084	0.62%		0.36%		3.56%
12/31/13	11.02	0.29	1.22	1.51	(0.33)	(0.56)	(0.89)	11.64	13.84%		261	0.79%		0.24%		2.48%
12/31/12	10.25	0.17	1.15	1.32	(0.24)	(0.31)	(0.55)	11.02	12.86%		123	1.77%		0.15%		1.52%
Class A
9/30/17	$11.33	$0.16	$0.73	$0.89	$(0.19)	$-	$(0.19)	$12.03	8.05%		$12,871	0.80%		0.63%		1.39%
9/30/16	10.80	0.20	0.57	0.77	(0.19)	(0.05)	(0.24)	11.33	7.22%		17,424	0.78%		0.61%		1.86%
9/30/15[i]	11.41	(0.02)	(0.41)	(0.43)	-	(0.18)	(0.18)	10.80	(3.77%	)[b]	18,792	0.84%	[a]	0.61%	[a]	(0.28%	)[a]
12/31/14	11.56	0.21	0.20	0.41	(0.27)	(0.29)	(0.56)	11.41	3.45%		10,113	0.89%		0.61%		1.82%
12/31/13	10.97	0.37	1.10	1.47	(0.32)	(0.56)	(0.88)	11.56	13.48%		5,884	1.14%		0.59%		3.17%
12/31/12	10.22	0.25	1.02	1.27	(0.21)	(0.31)	(0.52)	10.97	12.46%		1,066	2.14%		0.50%		2.24%
Class R4
9/30/17	$11.29	$0.14	$0.75	$0.89	$(0.20)	$-	$(0.20)	$11.98	8.06%		$18,946	0.70%		0.53%		1.24%
9/30/16	10.79	0.21	0.57	0.78	(0.23)	(0.05)	(0.28)	11.29	7.34%		23,450	0.68%		0.51%		1.94%
9/30/15[i]	11.39	(0.01)	(0.41)	(0.42)	-	(0.18)	(0.18)	10.79	(3.69%	)[b]	14,210	0.74%	[a]	0.51%	[a]	(0.17%	)[a]
12/31/14[h]	11.71	0.30	(0.04)	0.26	(0.29)	(0.29)	(0.58)	11.39	2.17%	[b]	11,207	0.77%	[a]	0.51%	[a]	3.41%	[a]
Class R3
9/30/17	$11.26	$0.12	$0.75	$0.87	$(0.17)	$-	$(0.17)	$11.96	7.86%		$26,313	0.95%		0.78%		1.07%
9/30/16	10.77	0.15	0.60	0.75	(0.21)	(0.05)	(0.26)	11.26	7.07%		33,196	0.93%		0.76%		1.42%
9/30/15[i]	11.39	(0.03)	(0.41)	(0.44)	-	(0.18)	(0.18)	10.77	(3.87%	)[b]	21,211	0.99%	[a]	0.76%	[a]	(0.37%	)[a]
12/31/14[h]	11.71	0.28	(0.04)	0.24	(0.27)	(0.29)	(0.56)	11.39	2.03%	[b]	11,676	1.02%	[a]	0.76%	[a]	3.15%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	42%	76%	44%	41%	67%	82%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

–  171  –

MASSMUTUAL RETIRESMART 2020 FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$12.01	$0.16	$1.11	$1.27	$(0.24)	$-	$(0.03)	$(0.27)	$13.01	10.85%	$20,595	0.06%	0.05%	1.30%
9/30/16	11.48	0.23	0.73	0.96	(0.26)	(0.17)	-	(0.43)	12.01	8.58%	11,261	0.05%	0.04%	2.02%
9/30/15[i]	12.34	0.01	(0.54)	(0.53)	(0.33)	-	-	(0.33)	11.48	(4.32%)[b]	8,593	0.05%[a]	0.04%[a]	0.09%[a]
12/31/14[h]	12.33	0.53	(0.21)	0.32	(0.31)	-	-	(0.31)	12.34	2.58%[b]	46,447	0.05%[a]	0.04%[a]	5.68%[a]
Class R5
9/30/17	$12.00	$0.15	$1.10	$1.25	$(0.23)	$-	$(0.03)	$(0.26)	$12.99	10.66%	$26,146	0.16%	0.15%	1.22%
9/30/16	11.47	0.13	0.82	0.95	(0.25)	(0.17)	-	(0.42)	12.00	8.49%	18,944	0.15%	0.14%	1.15%
9/30/15[i]	12.33	0.03	(0.56)	(0.53)	(0.33)	-	-	(0.33)	11.47	(4.35%)[b]	7,984	0.15%[a]	0.14%[a]	0.32%[a]
12/31/14[h]	12.33	0.97	(0.66)	0.31	(0.31)	-	-	(0.31)	12.33	2.49%[b]	4,649	0.15%[a]	0.14%[a]	10.47%[a]
Service Class
9/30/17	$12.02	$0.18	$1.08	$1.26	$(0.22)	$-	$(0.03)	$(0.25)	$13.03	10.66%	$117,952	0.26%	0.25%	1.44%
9/30/16	11.49	0.25	0.68	0.93	(0.23)	(0.17)	-	(0.40)	12.02	8.33%	156,529	0.25%	0.24%	2.19%
9/30/15[i]	12.34	0.01	(0.56)	(0.55)	(0.30)	-	-	(0.30)	11.49	(4.48%)[b]	168,632	0.25%[a]	0.24%[a]	0.12%[a]
12/31/14	12.16	0.20	0.27	0.47	(0.29)	-	-	(0.29)	12.34	3.84%	189,123	0.24%	0.24%[k]	1.61%
12/31/13	10.55	0.21	1.62	1.83	(0.22)	-	-	(0.22)	12.16	17.50%	231,681	0.23%	0.23%[k]	1.80%
12/31/12	9.43	0.23	1.10	1.33	(0.21)	-	-	(0.21)	10.55	14.14%	178,323	0.13%	0.12%	2.23%
Administrative Class
9/30/17	$11.99	$0.16	$1.07	$1.23	$(0.20)	$-	$(0.03)	$(0.23)	$12.99	10.50%	$103,799	0.36%	0.35%	1.28%
9/30/16	11.47	0.22	0.69	0.91	(0.22)	(0.17)	-	(0.39)	11.99	8.15%	122,809	0.35%	0.34%	1.95%
9/30/15[i]	12.32	0.00 [d]	(0.55)	(0.55)	(0.30)	-	-	(0.30)	11.47	(4.51%)[b]	131,451	0.35%[a]	0.34%[a]	0.03%[a]
12/31/14	12.17	0.27	0.18	0.45	(0.30)	-	-	(0.30)	12.32	3.69%	142,437	0.34%	0.34%[k]	2.19%
12/31/13	10.55	0.22	1.60	1.82	(0.20)	-	-	(0.20)	12.17	17.47%	42,621	0.32%	0.32%[k]	1.89%
12/31/12	9.41	0.11	1.21	1.32	(0.18)	-	-	(0.18)	10.55	14.09%	27,380	0.21%	0.20%	1.05%
Class A
9/30/17	$11.91	$0.14	$1.06	$1.20	$(0.18)	$-	$(0.02)	$(0.20)	$12.91	10.27%	$67,000	0.61%	0.60%	1.17%
9/30/16	11.39	0.20	0.68	0.88	(0.19)	(0.17)	-	(0.36)	11.91	7.90%	88,095	0.60%	0.59%	1.72%
9/30/15[i]	12.22	(0.02)	(0.54)	(0.56)	(0.27)	-	-	(0.27)	11.39	(4.64%)[b]	95,333	0.60%[a]	0.59%[a]	(0.23%)[a]
12/31/14	12.05	0.17	0.24	0.41	(0.24)	-	-	(0.24)	12.22	3.41%	87,478	0.61%	0.61%[k]	1.37%
12/31/13	10.45	0.13	1.64	1.77	(0.17)	-	-	(0.17)	12.05	17.08%	92,034	0.67%	0.67%[k]	1.17%
12/31/12	9.34	0.14	1.13	1.27	(0.16)	-	-	(0.16)	10.45	13.66%	89,321	0.56%	0.56%[k]	1.42%
Class R4
9/30/17	$11.78	$0.13	$1.07	$1.20	$(0.20)	$-	$(0.02)	$(0.22)	$12.76	10.41%	$60,476	0.51%	0.50%	1.07%
9/30/16	11.30	0.19	0.68	0.87	(0.22)	(0.17)	-	(0.39)	11.78	7.96%	58,346	0.50%	0.49%	1.65%
9/30/15[i]	12.16	(0.01)	(0.53)	(0.54)	(0.32)	-	-	(0.32)	11.30	(4.53%)[b]	28,251	0.50%[a]	0.49%[a]	(0.07%)[a]
12/31/14[h]	12.20	0.33	(0.06)	0.27	(0.31)	-	-	(0.31)	12.16	2.19%[b]	17,613	0.50%[a]	0.49%[a]	3.51%[a]
Class R3
9/30/17	$11.61	$0.10	$1.04	$1.14	$(0.17)	$-	$(0.02)	$(0.19)	$12.56	10.01%	$84,681	0.76%	0.75%	0.84%
9/30/16	11.12	0.15	0.70	0.85	(0.19)	(0.17)	-	(0.36)	11.61	7.87%	88,411	0.75%	0.74%	1.33%
9/30/15[i]	11.99	(0.03)	(0.54)	(0.57)	(0.30)	-	-	(0.30)	11.12	(4.75%)[b]	61,026	0.75%[a]	0.74%[a]	(0.34%)[a]
12/31/14	11.90	0.37	0.02	0.39	(0.30)	-	-	(0.30)	11.99	3.27%	49,284	0.75%	0.75%[k]	3.07%
12/31/13	10.32	0.09	1.62	1.71	(0.13)	-	-	(0.13)	11.90	16.66%	2,938	0.97%	0.97%[k]	0.83%
12/31/12	9.26	0.13	1.10	1.23	(0.17)	-	-	(0.17)	10.32	13.31%	3,188	0.86%	0.86%[k]	1.29%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	33%	69%	31%	33%	45%	54%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

–  172  –

MASSMUTUAL RETIRESMART 2025 FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$12.07	$0.15	$1.39	$1.54	$(0.26)	$(0.06)	$(0.32)	$13.29	13.03%		$23,079	0.10%		0.04%		1.22%
9/30/16	11.37	0.22	0.80	1.02	(0.24)	(0.08)	(0.32)	12.07	9.13%		14,968	0.12%		0.01%		1.88%
9/30/15[i]	12.18	0.02	(0.61)	(0.59)	-	(0.22)	(0.22)	11.37	(4.86%	)[b]	7,212	0.16%	[a]	0.01%	[a]	0.22%	[a]
12/31/14[h]	12.52	0.53	(0.21)	0.32	(0.34)	(0.32)	(0.66)	12.18	2.46%	[b]	14,248	0.21%	[a]	0.01%	[a]	5.58%	[a]
Class R5
9/30/17	$12.05	$0.21	$1.32	$1.53	$(0.23)	$(0.06)	$(0.29)	$13.29	12.97%		$355	0.20%		0.14%		1.66%
9/30/16	11.35	0.38	0.63	1.01	(0.23)	(0.08)	(0.31)	12.05	9.03%		638	0.22%		0.11%		3.36%
9/30/15[i]	12.17	0.03	(0.63)	(0.60)	-	(0.22)	(0.22)	11.35	(4.95%	)[b]	4,161	0.26%	[a]	0.11%	[a]	0.34%	[a]
12/31/14[h]	12.52	1.68	(1.37)	0.31	(0.34)	(0.32)	(0.66)	12.17	2.38%	[b]	4,359	0.31%	[a]	0.11%	[a]	17.75%	[a]
Service Class
9/30/17	$12.06	$0.16	$1.36	$1.52	$(0.23)	$(0.06)	$(0.29)	$13.29	12.86%		$21,854	0.30%		0.24%		1.31%
9/30/16	11.36	0.22	0.78	1.00	(0.22)	(0.08)	(0.30)	12.06	8.94%		28,337	0.32%		0.21%		1.91%
9/30/15[i]	12.19	0.03	(0.64)	(0.61)	-	(0.22)	(0.22)	11.36	(5.03%	)[b]	20,250	0.36%	[a]	0.21%	[a]	0.29%	[a]
12/31/14	12.36	0.18	0.28	0.46	(0.31)	(0.32)	(0.63)	12.19	3.64%		10,205	0.41%		0.21%		1.44%
12/31/13	10.96	0.32	1.90	2.22	(0.36)	(0.46)	(0.82)	12.36	20.38%		11,732	0.68%		0.20%		2.60%
12/31/12	9.97	0.27	1.22	1.49	(0.21)	(0.29)	(0.50)	10.96	15.02%		2,165	2.05%		0.10%		2.47%
Administrative Class
9/30/17	$12.03	$0.15	$1.35	$1.50	$(0.22)	$(0.06)	$(0.28)	$13.25	12.78%		$46,256	0.40%		0.34%		1.17%
9/30/16	11.33	0.21	0.78	0.99	(0.21)	(0.08)	(0.29)	12.03	8.85%		41,735	0.42%		0.31%		1.85%
9/30/15[i]	12.17	0.01	(0.63)	(0.62)	-	(0.22)	(0.22)	11.33	(5.12%	)[b]	29,905	0.46%	[a]	0.31%	[a]	0.13%	[a]
12/31/14	12.36	0.38	0.06	0.44	(0.31)	(0.32)	(0.63)	12.17	3.52%		26,413	0.51%		0.31%		2.98%
12/31/13	10.96	0.31	1.90	2.21	(0.35)	(0.46)	(0.81)	12.36	20.33%		778	0.77%		0.25%		2.50%
12/31/12	9.97	0.23	1.26	1.49	(0.21)	(0.29)	(0.50)	10.96	14.97%		198	2.13%		0.15%		2.08%
Class A
9/30/17	$11.92	$0.14	$1.32	$1.46	$(0.19)	$(0.06)	$(0.25)	$13.13	12.53%		$33,364	0.65%		0.59%		1.11%
9/30/16	11.23	0.18	0.76	0.94	(0.17)	(0.08)	(0.25)	11.92	8.50%		37,413	0.67%		0.56%		1.59%
9/30/15[i]	12.08	(0.01)	(0.62)	(0.63)	-	(0.22)	(0.22)	11.23	(5.24%	)[b]	33,389	0.71%	[a]	0.56%	[a]	(0.11%	)[a]
12/31/14	12.28	0.25	0.16	0.41	(0.29)	(0.32)	(0.61)	12.08	3.24%		16,826	0.78%		0.57%		2.00%
12/31/13	10.92	0.34	1.81	2.15	(0.33)	(0.46)	(0.79)	12.28	19.87%		6,827	1.12%		0.59%		2.81%
12/31/12	9.95	0.22	1.22	1.44	(0.18)	(0.29)	(0.47)	10.92	14.53%		1,604	2.49%		0.50%		2.04%
Class R4
9/30/17	$11.89	$0.12	$1.35	$1.47	$(0.21)	$(0.06)	$(0.27)	$13.09	12.59%		$60,658	0.55%		0.49%		0.99%
9/30/16	11.22	0.20	0.76	0.96	(0.21)	(0.08)	(0.29)	11.89	8.69%		49,731	0.57%		0.46%		1.76%
9/30/15[i]	12.07	(0.00)[d]	(0.63)	(0.63)	-	(0.22)	(0.22)	11.22	(5.24%	)[b]	21,377	0.61%	[a]	0.46%	[a]	(0.01%	)[a]
12/31/14[h]	12.43	0.35	(0.08)	0.27	(0.31)	(0.32)	(0.63)	12.07	2.10%	[b]	16,483	0.66%	[a]	0.46%	[a]	3.67%	[a]
Class R3
9/30/17	$11.85	$0.09	$1.34	$1.43	$(0.18)	$(0.06)	$(0.24)	$13.04	12.32%		$88,305	0.80%		0.74%		0.76%
9/30/16	11.20	0.14	0.78	0.92	(0.19)	(0.08)	(0.27)	11.85	8.30%		75,449	0.82%		0.71%		1.25%
9/30/15[i]	12.06	(0.01)	(0.63)	(0.64)	-	(0.22)	(0.22)	11.20	(5.33%	)[b]	41,950	0.86%	[a]	0.71%	[a]	(0.14%	)[a]
12/31/14[h]	12.43	0.33	(0.09)	0.24	(0.29)	(0.32)	(0.61)	12.06	1.90%	[b]	19,049	0.91%	[a]	0.71%	[a]	3.51%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	42%	69%	34%	35%	55%	55%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

–  173  –

MASSMUTUAL RETIRESMART 2030 FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.93	$0.15	$1.56	$1.71	$(0.26)	$-	$(0.26)	$13.38	14.60%	$17,732	0.05%	0.05%	1.23%
9/30/16	11.44	0.22	0.81	1.03	(0.24)	(0.30)	(0.54)	11.93	9.37%	9,404	0.05%	0.04%	1.93%
9/30/15[i]	12.51	0.01	(0.66)	(0.65)	-	(0.42)	(0.42)	11.44	(5.28%)[b]	6,087	0.05%[a]	0.04%[a]	0.10%[a]
12/31/14[h]	12.80	0.53	(0.22)	0.31	(0.57)	(0.03)	(0.60)	12.51	2.35%[b]	53,370	0.05%[a]	0.04%[a]	5.46%[a]
Class R5
9/30/17	$11.91	$0.14	$1.55	$1.69	$(0.25)	$-	$(0.25)	$13.35	14.44%	$35,101	0.15%	0.15%	1.11%
9/30/16	11.42	0.10	0.92	1.02	(0.23)	(0.30)	(0.53)	11.91	9.29%	23,121	0.15%	0.14%	0.93%
9/30/15[i]	12.50	0.04	(0.70)	(0.66)	-	(0.42)	(0.42)	11.42	(5.36%)[b]	7,510	0.15%[a]	0.14%[a]	0.46%[a]
12/31/14[h]	12.80	1.10	(0.81)	0.29	(0.56)	(0.03)	(0.59)	12.50	2.26%[b]	4,324	0.15%[a]	0.14%[a]	11.40%[a]
Service Class
9/30/17	$11.92	$0.16	$1.52	$1.68	$(0.23)	$-	$(0.23)	$13.37	14.36%	$144,766	0.25%	0.25%	1.28%
9/30/16	11.43	0.25	0.76	1.01	(0.22)	(0.30)	(0.52)	11.92	9.14%	159,589	0.25%	0.24%	2.18%
9/30/15[i]	12.52	0.02	(0.69)	(0.67)	-	(0.42)	(0.42)	11.43	(5.44%)[b]	173,384	0.25%[a]	0.24%[a]	0.23%[a]
12/31/14	12.64	0.20	0.25	0.45	(0.54)	(0.03)	(0.57)	12.52	3.51%	187,396	0.24%	0.24%[k]	1.59%
12/31/13	10.61	0.19	2.11	2.30	(0.27)	-	(0.27)	12.64	21.84%	209,824	0.23%	0.23%[k]	1.61%
12/31/12	9.34	0.21	1.23	1.44	(0.17)	-	(0.17)	10.61	15.55%	155,213	0.13%	0.12%	2.05%
Administrative Class
9/30/17	$11.91	$0.14	$1.52	$1.66	$(0.22)	$-	$(0.22)	$13.35	14.17%	$103,870	0.35%	0.35%	1.15%
9/30/16	11.41	0.22	0.79	1.01	(0.21)	(0.30)	(0.51)	11.91	9.13%	120,154	0.35%	0.34%	1.90%
9/30/15[i]	12.51	0.01	(0.69)	(0.68)	-	(0.42)	(0.42)	11.41	(5.52%)[b]	126,584	0.35%[a]	0.34%[a]	0.13%[a]
12/31/14	12.64	0.28	0.15	0.43	(0.53)	(0.03)	(0.56)	12.51	3.40%	133,982	0.34%	0.34%[k]	2.14%
12/31/13	10.60	0.20	2.09	2.29	(0.25)	-	(0.25)	12.64	21.77%	46,490	0.32%	0.32%[k]	1.70%
12/31/12	9.32	0.11	1.32	1.43	(0.15)	-	(0.15)	10.60	15.44%	29,056	0.21%	0.21%[k]	1.10%
Class A
9/30/17	$11.82	$0.12	$1.50	$1.62	$(0.19)	$-	$(0.19)	$13.25	13.92%	$68,917	0.60%	0.60%	1.01%
9/30/16	11.33	0.18	0.79	0.97	(0.18)	(0.30)	(0.48)	11.82	8.80%	82,599	0.60%	0.59%	1.60%
9/30/15[i]	12.45	(0.01)	(0.69)	(0.70)	-	(0.42)	(0.42)	11.33	(5.71%)[b]	83,067	0.60%[a]	0.59%[a]	(0.11%)[a]
12/31/14	12.57	0.16	0.24	0.40	(0.49)	(0.03)	(0.52)	12.45	3.12%	72,857	0.62%	0.61%	1.29%
12/31/13	10.51	0.12	2.10	2.22	(0.16)	-	(0.16)	12.57	21.31%	77,892	0.67%	0.67%[k]	1.06%
12/31/12	9.26	0.13	1.25	1.38	(0.13)	-	(0.13)	10.51	14.96%	71,053	0.56%	0.56%[k]	1.25%
Class R4
9/30/17	$11.76	$0.12	$1.51	$1.63	$(0.21)	$-	$(0.21)	$13.18	14.09%	$64,718	0.50%	0.50%	0.94%
9/30/16	11.30	0.17	0.80	0.97	(0.21)	(0.30)	(0.51)	11.76	8.90%	54,855	0.50%	0.49%	1.55%
9/30/15[i]	12.41	0.00 [d]	(0.69)	(0.69)	-	(0.42)	(0.42)	11.30	(5.65%)[b]	22,738	0.50%[a]	0.49%[a]	0.03%[a]
12/31/14[h]	12.72	0.32	(0.07)	0.25	(0.53)	(0.03)	(0.56)	12.41	1.96%[b]	18,075	0.50%[a]	0.49%[a]	3.26%[a]
Class R3
9/30/17	$11.61	$0.09	$1.48	$1.57	$(0.18)	$-	$(0.18)	$13.00	13.75%	$111,137	0.75%	0.75%	0.72%
9/30/16	11.16	0.14	0.79	0.93	(0.18)	(0.30)	(0.48)	11.61	8.59%	101,258	0.75%	0.74%	1.29%
9/30/15[i]	12.28	(0.02)	(0.68)	(0.70)	-	(0.42)	(0.42)	11.16	(5.79%)[b]	68,535	0.75%[a]	0.74%[a]	(0.24%)[a]
12/31/14	12.45	0.36	0.02	0.38	(0.52)	(0.03)	(0.55)	12.28	2.98%	57,469	0.76%	0.75%	2.81%
12/31/13	10.39	0.09	2.08	2.17	(0.11)	-	(0.11)	12.45	20.98%	3,573	0.97%	0.97%[k]	0.77%
12/31/12	9.19	0.10	1.24	1.34	(0.14)	-	(0.14)	10.39	14.64%	3,101	0.86%	0.86%[k]	0.98%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	35%	69%	34%	31%	43%	55%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

–  174  –

MASSMUTUAL RETIRESMART 2035 FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$12.26	$0.15	$1.69	$1.84	$(0.24)	$(0.09)	$(0.33)	$13.77	15.44%		$15,744	0.13%		0.09%		1.16%
9/30/16	11.49	0.20	0.89	1.09	(0.23)	(0.09)	(0.32)	12.26	9.62%		9,851	0.16%		0.05%		1.68%
9/30/15[i]	12.44	0.01	(0.70)	(0.69)	-	(0.26)	(0.26)	11.49	(5.58%	)[b]	4,474	0.21%	[a]	0.05%	[a]	0.14%	[a]
12/31/14[h]	12.89	0.51	(0.19)	0.32	(0.33)	(0.44)	(0.77)	12.44	2.37%	[b]	11,523	0.28%	[a]	0.05%	[a]	5.19%	[a]
Class R5
9/30/17	$12.24	$0.19	$1.63	$1.82	$(0.22)	$(0.09)	$(0.31)	$13.75	15.31%		$1,045	0.23%		0.18%		1.53%
9/30/16	11.48	0.30	0.77	1.07	(0.22)	(0.09)	(0.31)	12.24	9.43%		1,928	0.26%		0.15%		2.57%
9/30/15[i]	12.44	0.03	(0.73)	(0.70)	-	(0.26)	(0.26)	11.48	(5.65%	)[b]	3,459	0.31%	[a]	0.15%	[a]	0.35%	[a]
12/31/14[h]	12.89	1.15	(0.83)	0.32	(0.33)	(0.44)	(0.77)	12.44	2.36%	[b]	2,815	0.38%	[a]	0.15%	[a]	11.85%	[a]
Service Class
9/30/17	$12.36	$0.15	$1.68	$1.83	$(0.22)	$(0.09)	$(0.31)	$13.88	15.15%		$17,717	0.33%		0.29%		1.14%
9/30/16	11.59	0.21	0.86	1.07	(0.21)	(0.09)	(0.30)	12.36	9.35%		18,361	0.36%		0.25%		1.75%
9/30/15[i]	12.56	0.03	(0.74)	(0.71)	-	(0.26)	(0.26)	11.59	(5.68%	)[b]	13,635	0.41%	[a]	0.25%	[a]	0.27%	[a]
12/31/14	12.83	0.14	0.33	0.47	(0.30)	(0.44)	(0.74)	12.56	3.53%		7,127	0.48%		0.24%		1.09%
12/31/13	11.00	0.30	2.20	2.50	(0.34)	(0.33)	(0.67)	12.83	22.88%		9,582	0.79%		0.20%		2.42%
12/31/12	9.96	0.26	1.29	1.55	(0.19)	(0.32)	(0.51)	11.00	15.64%		2,042	2.42%		0.10%		2.41%
Administrative Class
9/30/17	$12.32	$0.12	$1.69	$1.81	$(0.21)	$(0.09)	$(0.30)	$13.83	15.04%		$30,323	0.43%		0.39%		0.97%
9/30/16	11.55	0.19	0.86	1.05	(0.19)	(0.09)	(0.28)	12.32	9.25%		27,200	0.46%		0.35%		1.64%
9/30/15[i]	12.53	0.01	(0.73)	(0.72)	-	(0.26)	(0.26)	11.55	(5.78%	)[b]	19,970	0.51%	[a]	0.35%	[a]	0.11%	[a]
12/31/14	12.83	0.39	0.06	0.45	(0.31)	(0.44)	(0.75)	12.53	3.38%		18,330	0.58%		0.35%		2.95%
12/31/13	11.00	0.32	2.18	2.50	(0.34)	(0.33)	(0.67)	12.83	22.85%		1,215	0.88%		0.26%		2.53%
12/31/12	9.96	0.19	1.35	1.54	(0.18)	(0.32)	(0.50)	11.00	15.58%		245	2.51%		0.15%		1.79%
Class A
9/30/17	$12.21	$0.11	$1.65	$1.76	$(0.18)	$(0.09)	$(0.27)	$13.70	14.73%		$26,817	0.68%		0.64%		0.88%
9/30/16	11.45	0.16	0.85	1.01	(0.16)	(0.09)	(0.25)	12.21	8.95%		31,291	0.71%		0.60%		1.41%
9/30/15[i]	12.45	(0.01)	(0.73)	(0.74)	-	(0.26)	(0.26)	11.45	(5.97%	)[b]	25,646	0.76%	[a]	0.60%	[a]	(0.11%	)[a]
12/31/14	12.75	0.21	0.20	0.41	(0.27)	(0.44)	(0.71)	12.45	3.13%		11,968	0.85%		0.61%		1.64%
12/31/13	10.96	0.30	2.14	2.44	(0.32)	(0.33)	(0.65)	12.75	22.38%		6,248	1.23%		0.59%		2.44%
12/31/12	9.94	0.21	1.29	1.50	(0.16)	(0.32)	(0.48)	10.96	15.18%		1,335	2.86%		0.50%		1.97%
Class R4
9/30/17	$12.18	$0.10	$1.67	$1.77	$(0.19)	$(0.09)	$(0.28)	$13.67	14.92%		$48,392	0.58%		0.54%		0.80%
9/30/16	11.45	0.19	0.83	1.02	(0.20)	(0.09)	(0.29)	12.18	9.04%		37,564	0.61%		0.50%		1.66%
9/30/15[i]	12.44	0.00 [d]	(0.73)	(0.73)	-	(0.26)	(0.26)	11.45	(5.90%	)[b]	14,047	0.66%	[a]	0.50%	[a]	0.03%	[a]
12/31/14[h]	12.89	0.32	(0.03)	0.29	(0.30)	(0.44)	(0.74)	12.44	2.15%	[b]	8,687	0.73%	[a]	0.50%	[a]	3.30%	[a]
Class R3
9/30/17	$12.15	$0.07	$1.66	$1.73	$(0.17)	$(0.09)	$(0.26)	$13.62	14.55%		$64,790	0.83%		0.79%		0.58%
9/30/16	11.41	0.13	0.87	1.00	(0.17)	(0.09)	(0.26)	12.15	8.85%		57,715	0.86%		0.75%		1.08%
9/30/15[i]	12.42	(0.02)	(0.73)	(0.75)	-	(0.26)	(0.26)	11.41	(6.07%	)[b]	30,900	0.91%	[a]	0.75%	[a]	(0.20%	)[a]
12/31/14[h]	12.89	0.28	(0.03)	0.25	(0.28)	(0.44)	(0.72)	12.42	1.86%	[b]	16,061	0.98%	[a]	0.75%	[a]	2.89%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	41%	69%	35%	31%	36%	52%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

–  175  –

MASSMUTUAL RETIRESMART 2040 FUND

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.65	$0.12		$1.69	$1.81	$(0.23)	$-	$(0.23)	$13.23	15.80%	$10,771	0.08%	0.07%	0.99%
9/30/16	11.24	0.19		0.84	1.03	(0.23)	(0.39)	(0.62)	11.65	9.52%	4,137	0.08%	0.04%	1.72%
9/30/15[i]	12.41	0.00	[d]	(0.69)	(0.69)	-	(0.48)	(0.48)	11.24	(5.70%)[b]	2,611	0.08%[a]	0.04%[a]	0.05%[a]
12/31/14[h]	12.96	0.51		(0.18)	0.33	(0.51)	(0.37)	(0.88)	12.41	2.49%[b]	45,481	0.07%[a]	0.04%[a]	5.19%[a]
Class R5
9/30/17	$11.65	$0.10		$1.69	$1.79	$(0.22)	$-	$(0.22)	$13.22	15.61%	$20,737	0.18%	0.17%	0.78%
9/30/16	11.23	0.08		0.95	1.03	(0.22)	(0.39)	(0.61)	11.65	9.53%	11,346	0.18%	0.14%	0.72%
9/30/15[i]	12.40	0.04		(0.73)	(0.69)	-	(0.48)	(0.48)	11.23	(5.71%)[b]	2,715	0.18%[a]	0.14%[a]	0.42%[a]
12/31/14[h]	12.96	0.97		(0.65)	0.32	(0.51)	(0.37)	(0.88)	12.40	2.39%[b]	1,772	0.17%[a]	0.14%[a]	9.89%[a]
Service Class
9/30/17	$11.66	$0.14		$1.63	$1.77	$(0.20)	$-	$(0.20)	$13.23	15.45%	$81,099	0.28%	0.27%	1.16%
9/30/16	11.24	0.23		0.78	1.01	(0.20)	(0.39)	(0.59)	11.66	9.37%	90,564	0.28%	0.24%	2.06%
9/30/15[i]	12.42	0.02		(0.72)	(0.70)	-	(0.48)	(0.48)	11.24	(5.78%)[b]	101,768	0.28%[a]	0.24%[a]	0.19%[a]
12/31/14	12.81	0.18		0.28	0.46	(0.48)	(0.37)	(0.85)	12.42	3.54%	115,397	0.26%	0.24%	1.38%
12/31/13	10.66	0.17		2.28	2.45	(0.30)	-	(0.30)	12.81	23.20%	139,155	0.24%	0.24%[k]	1.44%
12/31/12	9.35	0.19		1.27	1.46	(0.15)	-	(0.15)	10.66	15.69%	108,556	0.13%	0.13%[k]	1.91%
Administrative Class
9/30/17	$11.62	$0.12		$1.64	$1.76	$(0.19)	$-	$(0.19)	$13.19	15.39%	$73,514	0.38%	0.37%	0.98%
9/30/16	11.21	0.19		0.80	0.99	(0.19)	(0.39)	(0.58)	11.62	9.21%	83,838	0.38%	0.34%	1.74%
9/30/15[i]	12.40	0.01		(0.72)	(0.71)	-	(0.48)	(0.48)	11.21	(5.87%)[b]	85,749	0.38%[a]	0.34%[a]	0.11%[a]
12/31/14	12.80	0.26		0.19	0.45	(0.48)	(0.37)	(0.85)	12.40	3.44%	85,857	0.36%	0.34%	1.98%
12/31/13	10.65	0.20		2.24	2.44	(0.29)	-	(0.29)	12.80	23.07%	27,838	0.33%	0.33%[k]	1.67%
12/31/12	9.33	0.11		1.34	1.45	(0.13)	-	(0.13)	10.65	15.60%	14,301	0.21%	0.21%[k]	1.08%
Class A
9/30/17	$11.53	$0.11		$1.61	$1.72	$(0.16)	$-	$(0.16)	$13.09	15.16%	$41,159	0.63%	0.62%	0.88%
9/30/16	11.12	0.16		0.80	0.96	(0.16)	(0.39)	(0.55)	11.53	8.97%	50,466	0.63%	0.59%	1.44%
9/30/15[i]	12.33	(0.01)		(0.72)	(0.73)	-	(0.48)	(0.48)	11.12	(6.07%)[b]	48,822	0.63%[a]	0.59%[a]	(0.13%)[a]
12/31/14	12.72	0.15		0.26	0.41	(0.43)	(0.37)	(0.80)	12.33	3.15%	42,940	0.63%	0.61%	1.14%
12/31/13	10.55	0.11		2.26	2.37	(0.20)	-	(0.20)	12.72	22.60%	47,265	0.68%	0.68%[k]	0.91%
12/31/12	9.25	0.12		1.29	1.41	(0.11)	-	(0.11)	10.55	15.28%	45,264	0.57%	0.56%	1.17%
Class R4
9/30/17	$11.47	$0.10		$1.62	$1.72	$(0.18)	$-	$(0.18)	$13.01	15.23%	$41,195	0.53%	0.52%	0.79%
9/30/16	11.09	0.16		0.81	0.97	(0.20)	(0.39)	(0.59)	11.47	9.06%	36,572	0.53%	0.49%	1.45%
9/30/15[i]	12.28	0.00	[d]	(0.71)	(0.71)	-	(0.48)	(0.48)	11.09	(5.93%)[b]	16,356	0.53%[a]	0.49%[a]	0.02%[a]
12/31/14[h]	12.85	0.29		(0.01)	0.28	(0.48)	(0.37)	(0.85)	12.28	2.10%[b]	11,987	0.52%[a]	0.49%[a]	2.91%[a]
Class R3
9/30/17	$11.31	$0.06		$1.61	$1.67	$(0.16)	$-	$(0.16)	$12.82	14.95%	$59,300	0.78%	0.77%	0.51%
9/30/16	10.94	0.11		0.82	0.93	(0.17)	(0.39)	(0.56)	11.31	8.80%	50,774	0.78%	0.74%	1.01%
9/30/15[i]	12.15	(0.02)		(0.71)	(0.73)	-	(0.48)	(0.48)	10.94	(6.16%)[b]	26,610	0.78%[a]	0.74%[a]	(0.25%)[a]
12/31/14	12.60	0.33		0.05	0.38	(0.46)	(0.37)	(0.83)	12.15	2.95%	21,517	0.78%	0.76%	2.57%
12/31/13	10.44	0.09		2.21	2.30	(0.14)	-	(0.14)	12.60	22.20%	3,531	0.98%	0.98%[k]	0.74%
12/31/12	9.19	0.09		1.28	1.37	(0.12)	-	(0.12)	10.44	14.91%	2,816	0.87%	0.86%	0.91%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	37%	70%	35%	30%	45%	55%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

–  176  –

MASSMUTUAL RETIRESMART 2045 FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$12.32	$0.13	$1.80	$1.93	$(0.23)	$(0.14)	$(0.37)	$13.88	16.07%		$6,210	0.21%		0.06%		0.98%
9/30/16	11.53	0.18	0.93	1.11	(0.22)	(0.10)	(0.32)	12.32	9.79%		3,428	0.27%		0.02%		1.50%
9/30/15[i]	12.55	0.01	(0.73)	(0.72)	-	(0.30)	(0.30)	11.53	(5.85%	)[b]	1,399	0.37%	[a]	0.02%	[a]	0.09%	[a]
12/31/14[h]	12.98	0.47	(0.13)	0.34	(0.32)	(0.45)	(0.77)	12.55	2.57%	[b]	6,636	0.51%	[a]	0.02%	[a]	4.80%	[a]
Class R5
9/30/17	$12.31	$0.17	$1.74	$1.91	$(0.20)	$(0.14)	$(0.34)	$13.88	15.92%		$219	0.31%		0.15%		1.34%
9/30/16	11.52	0.34	0.76	1.10	(0.21)	(0.10)	(0.31)	12.31	9.68%		355	0.37%		0.12%		2.93%
9/30/15[i]	12.55	0.03	(0.76)	(0.73)	-	(0.30)	(0.30)	11.52	(5.93%	)[b]	1,637	0.47%	[a]	0.12%	[a]	0.32%	[a]
12/31/14[h]	12.98	1.17	(0.83)	0.34	(0.32)	(0.45)	(0.77)	12.55	2.56%	[b]	1,673	0.61%	[a]	0.12%	[a]	11.87%	[a]
Service Class
9/30/17	$12.31	$0.14	$1.75	$1.89	$(0.20)	$(0.14)	$(0.34)	$13.86	15.77%		$10,572	0.41%		0.25%		1.08%
9/30/16	11.52	0.22	0.87	1.09	(0.20)	(0.10)	(0.30)	12.31	9.60%		10,622	0.47%		0.22%		1.84%
9/30/15[i]	12.56	0.02	(0.76)	(0.74)	-	(0.30)	(0.30)	11.52	(6.00%	)[b]	8,282	0.57%	[a]	0.22%	[a]	0.26%	[a]
12/31/14	12.83	0.15	0.32	0.47	(0.29)	(0.45)	(0.74)	12.56	3.62%		5,342	0.72%		0.22%		1.17%
12/31/13	10.85	0.24	2.48	2.72	(0.32)	(0.42)	(0.74)	12.83	25.33%		5,499	1.28%		0.19%		1.92%
12/31/12	9.86	0.21	1.41	1.62	(0.16)	(0.47)	(0.63)	10.85	16.48%		1,408	3.75%		0.10%		1.95%
Administrative Class
9/30/17	$12.28	$0.11	$1.76	$1.87	$(0.19)	$(0.14)	$(0.33)	$13.82	15.64%		$16,509	0.51%		0.36%		0.86%
9/30/16	11.50	0.17	0.90	1.07	(0.19)	(0.10)	(0.29)	12.28	9.42%		12,831	0.57%		0.32%		1.47%
9/30/15[i]	12.54	0.01	(0.75)	(0.74)	-	(0.30)	(0.30)	11.50	(6.01%	)[b]	9,250	0.67%	[a]	0.32%	[a]	0.15%	[a]
12/31/14	12.83	0.36	0.10	0.46	(0.30)	(0.45)	(0.75)	12.54	3.52%		6,304	0.81%		0.32%		2.76%
12/31/13	10.85	0.23	2.49	2.72	(0.32)	(0.42)	(0.74)	12.83	25.29%		322	1.37%		0.24%		1.86%
12/31/12	9.87	0.15	1.45	1.60	(0.15)	(0.47)	(0.62)	10.85	16.30%		127	3.84%		0.15%		1.40%
Class A
9/30/17	$12.17	$0.10	$1.73	$1.83	$(0.16)	$(0.14)	$(0.30)	$13.70	15.43%		$16,011	0.76%		0.60%		0.82%
9/30/16	11.40	0.16	0.87	1.03	(0.16)	(0.10)	(0.26)	12.17	9.11%		17,430	0.82%		0.57%		1.35%
9/30/15[i]	12.46	(0.01)	(0.75)	(0.76)	-	(0.30)	(0.30)	11.40	(6.21%	)[b]	14,156	0.92%	[a]	0.57%	[a]	(0.11%	)[a]
12/31/14	12.75	0.21	0.21	0.42	(0.26)	(0.45)	(0.71)	12.46	3.28%		7,199	1.08%		0.58%		1.58%
12/31/13	10.81	0.22	2.44	2.66	(0.30)	(0.42)	(0.72)	12.75	24.79%		3,589	1.72%		0.59%		1.77%
12/31/12	9.84	0.18	1.39	1.57	(0.13)	(0.47)	(0.60)	10.81	16.02%		779	4.20%		0.50%		1.65%
Class R4
9/30/17	$12.13	$0.09	$1.75	$1.84	$(0.18)	$(0.14)	$(0.32)	$13.65	15.52%		$27,976	0.66%		0.51%		0.71%
9/30/16	11.38	0.17	0.87	1.04	(0.19)	(0.10)	(0.29)	12.13	9.27%		22,131	0.72%		0.47%		1.44%
9/30/15[i]	12.43	0.00 [d]	(0.75)	(0.75)	-	(0.30)	(0.30)	11.38	(6.15%	)[b]	9,264	0.82%	[a]	0.47%	[a]	0.04%	[a]
12/31/14[h]	12.88	0.30	(0.01)	0.29	(0.29)	(0.45)	(0.74)	12.43	2.22%	[b]	5,315	0.96%	[a]	0.47%	[a]	3.10%	[a]
Class R3
9/30/17	$12.10	$0.06	$1.74	$1.80	$(0.15)	$(0.14)	$(0.29)	$13.61	15.25%		$44,618	0.91%		0.76%		0.48%
9/30/16	11.36	0.12	0.88	1.00	(0.16)	(0.10)	(0.26)	12.10	8.96%		36,332	0.97%		0.72%		1.02%
9/30/15[i]	12.43	(0.02)	(0.75)	(0.77)	-	(0.30)	(0.30)	11.36	(6.31%	)[b]	17,369	1.07%	[a]	0.72%	[a]	(0.21%	)[a]
12/31/14[h]	12.88	0.29	(0.02)	0.27	(0.27)	(0.45)	(0.72)	12.43	2.10%	[b]	9,628	1.21%	[a]	0.72%	[a]	2.25%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	39%	68%	32%	26%	39%	68%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

–  177  –

MASSMUTUAL RETIRESMART 2050 FUND

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$8.52	$0.09		$1.33	$1.42	$(0.15)	$(0.02)	$(0.17)	$9.77	17.03%		$3,775	0.15%		0.06%		0.96%
9/30/16	8.08	0.13		0.64	0.77	(0.15)	(0.18)	(0.33)	8.52	9.82%		2,211	0.18%		0.02%		1.54%
9/30/15[i]	8.96	0.00	[d]	(0.53)	(0.53)	-	(0.35)	(0.35)	8.08	(6.07%	)[b]	1,123	0.20%	[a]	0.02%	[a]	0.03%	[a]
12/31/14[h]	9.90	0.36		(0.09)	0.27	(0.24)	(0.97)	(1.21)	8.96	2.57%	[b]	19,990	0.16%	[a]	0.02%	[a]	4.93%	[a]
Class R5
9/30/17	$8.51	$0.06		$1.35	$1.41	$(0.14)	$(0.02)	$(0.16)	$9.76	16.95%		$14,378	0.25%		0.16%		0.72%
9/30/16	8.07	0.04		0.73	0.77	(0.15)	(0.18)	(0.33)	8.51	9.73%		7,907	0.28%		0.12%		0.45%
9/30/15[i]	8.96	0.02		(0.56)	(0.54)	-	(0.35)	(0.35)	8.07	(6.19%	)[b]	974	0.30%	[a]	0.12%	[a]	0.33%	[a]
12/31/14[h]	9.90	0.60		(0.33)	0.27	(0.24)	(0.97)	(1.21)	8.96	2.56%	[b]	790	0.26%	[a]	0.12%	[a]	8.13%	[a]
Service Class
9/30/17	$8.51	$0.08		$1.32	$1.40	$(0.13)	$(0.02)	$(0.15)	$9.76	16.81%		$40,188	0.35%		0.26%		0.94%
9/30/16	8.07	0.15		0.61	0.76	(0.14)	(0.18)	(0.32)	8.51	9.60%		37,620	0.38%		0.22%		1.90%
9/30/15[i]	8.97	0.01		(0.56)	(0.55)	-	(0.35)	(0.35)	8.07	(6.30%	)[b]	37,899	0.40%	[a]	0.22%	[a]	0.21%	[a]
12/31/14	9.79	0.12		0.25	0.37	(0.22)	(0.97)	(1.19)	8.97	3.59%		38,141	0.34%		0.22%		1.19%
12/31/13	8.48	0.14		1.99	2.13	(0.25)	(0.57)	(0.82)	9.79	25.48%		49,996	0.32%		0.18%		1.49%
12/31/12	7.71	0.16		1.08	1.24	(0.13)	(0.34)	(0.47)	8.48	16.22%		29,840	0.26%		0.10%		1.87%
Administrative Class
9/30/17	$8.51	$0.07		$1.32	$1.39	$(0.13)	$(0.02)	$(0.15)	$9.75	16.60%		$37,139	0.45%		0.36%		0.76%
9/30/16	8.06	0.13		0.63	0.76	(0.13)	(0.18)	(0.31)	8.51	9.64%		33,053	0.48%		0.32%		1.55%
9/30/15[i]	8.97	0.01		(0.57)	(0.56)	-	(0.35)	(0.35)	8.06	(6.41%	)[b]	27,378	0.50%	[a]	0.32%	[a]	0.13%	[a]
12/31/14	9.80	0.18		0.18	0.36	(0.22)	(0.97)	(1.19)	8.97	3.49%		23,872	0.45%		0.31%		1.81%
12/31/13	8.49	0.16		1.97	2.13	(0.25)	(0.57)	(0.82)	9.80	25.42%		9,648	0.41%		0.24%		1.64%
12/31/12	7.71	0.08		1.17	1.25	(0.13)	(0.34)	(0.47)	8.49	16.27%		3,994	0.34%		0.15%		0.93%
Class A
9/30/17	$8.44	$0.06		$1.31	$1.37	$(0.11)	$(0.02)	$(0.13)	$9.68	16.48%		$19,612	0.70%		0.61%		0.62%
9/30/16	8.01	0.10		0.62	0.72	(0.11)	(0.18)	(0.29)	8.44	9.18%		20,244	0.73%		0.57%		1.29%
9/30/15[i]	8.92	(0.01)		(0.55)	(0.56)	-	(0.35)	(0.35)	8.01	(6.44%	)[b]	16,516	0.75%	[a]	0.57%	[a]	(0.12%	)[a]
12/31/14	9.75	0.12		0.20	0.32	(0.18)	(0.97)	(1.15)	8.92	3.18%		12,039	0.71%		0.58%		1.25%
12/31/13	8.45	0.08		2.00	2.08	(0.21)	(0.57)	(0.78)	9.75	24.92%		9,721	0.76%		0.58%		0.80%
12/31/12	7.68	0.10		1.11	1.21	(0.10)	(0.34)	(0.44)	8.45	15.74%		8,644	0.70%		0.50%		1.23%
Class R4
9/30/17	$8.42	$0.06		$1.31	$1.37	$(0.12)	$(0.02)	$(0.14)	$9.65	16.52%		$20,958	0.60%		0.51%		0.70%
9/30/16	8.00	0.10		0.63	0.73	(0.13)	(0.18)	(0.31)	8.42	9.32%		19,931	0.63%		0.47%		1.30%
9/30/15[i]	8.91	0.00	[d]	(0.56)	(0.56)	-	(0.35)	(0.35)	8.00	(6.45%	)[b]	9,533	0.65%	[a]	0.47%	[a]	0.02%	[a]
12/31/14[h]	9.85	0.19		0.05	0.24	(0.21)	(0.97)	(1.18)	8.91	2.35%	[b]	7,133	0.61%	[a]	0.47%	[a]	2.57%	[a]
Class R3
9/30/17	$8.36	$0.03		$1.30	$1.33	$(0.10)	$(0.02)	$(0.12)	$9.57	16.20%		$35,264	0.85%		0.76%		0.38%
9/30/16	7.94	0.07		0.64	0.71	(0.11)	(0.18)	(0.29)	8.36	9.12%		28,523	0.88%		0.72%		0.91%
9/30/15[i]	8.87	(0.02)		(0.56)	(0.58)	-	(0.35)	(0.35)	7.94	(6.71%	)[b]	14,173	0.90%	[a]	0.72%	[a]	(0.26%	)[a]
12/31/14	9.73	0.22		0.09	0.31	(0.20)	(0.97)	(1.17)	8.87	3.03%		11,800	0.88%		0.74%		2.24%
12/31/13	8.44	0.07		1.98	2.05	(0.19)	(0.57)	(0.76)	9.73	24.60%		2,487	1.06%		0.88%		0.71%
12/31/12	7.68	0.08		1.10	1.18	(0.08)	(0.34)	(0.42)	8.44	15.47%		1,767	1.00%		0.80%		0.93%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	43%	68%	47%	37%	45%	87%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

–  178  –

MASSMUTUAL RETIRESMART 2055 FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.30	$0.10	$1.62	$1.72	$(0.17)	$(0.14)	$(0.31)	$11.71	17.23%		$2,188	0.65%		0.04%		0.93%
9/30/16	9.59	0.17	0.77	0.94	(0.17)	(0.06)	(0.23)	10.30	9.92%		952	1.16%		0.00%	[a]	1.69%
9/30/15[i]	10.38	0.04	(0.67)	(0.63)	-	(0.16)	(0.16)	9.59	(6.11%	)[b]	466	2.58%	[a]	0.00%	[a]	0.54%	[a]
12/31/14[h]	10.62	0.19	0.09	0.28	(0.28)	(0.24)	(0.52)	10.38	2.60%	[b]	103	4.83%	[a]	0.00%	[a]	2.34%	[a]
Class R5
9/30/17	$10.29	$0.13	$1.59	$1.72	$(0.16)	$(0.14)	$(0.30)	$11.71	17.14%		$139	0.77%		0.13%		1.19%
9/30/16	9.60	0.24	0.68	0.92	(0.17)	(0.06)	(0.23)	10.29	9.69%		174	1.26%		0.10%		2.48%
9/30/15[i]	10.40	0.03	(0.67)	(0.64)	-	(0.16)	(0.16)	9.60	(6.20%	)[b]	357	2.68%	[a]	0.10%	[a]	0.40%	[a]
12/31/14[h]	10.62	0.38	(0.10)	0.28	(0.26)	(0.24)	(0.50)	10.40	2.54%	[b]	268	4.93%	[a]	0.10%	[a]	4.65%	[a]
Service Class
9/30/17	$10.32	$0.10	$1.60	$1.70	$(0.16)	$(0.14)	$(0.30)	$11.72	16.92%		$4,159	0.86%		0.23%		0.88%
9/30/16	9.62	0.15	0.77	0.92	(0.16)	(0.06)	(0.22)	10.32	9.69%		2,737	1.36%		0.20%		1.54%
9/30/15[i]	10.43	0.02	(0.67)	(0.65)	-	(0.16)	(0.16)	9.62	(6.28%	)[b]	1,442	2.78%	[a]	0.20%	[a]	0.27%	[a]
12/31/14	10.50	0.20	0.20	0.40	(0.23)	(0.24)	(0.47)	10.43	3.71%		1,069	4.78%		0.21%		1.89%
12/31/13[g]	10.00	0.12	0.64	0.76	(0.25)	(0.01)	(0.26)	10.50	7.56%	[b]	753	13.64%	[a]	0.23%	[a]	4.00%	[a]
Administrative Class
9/30/17	$10.28	$0.08	$1.60	$1.68	$(0.15)	$(0.14)	$(0.29)	$11.67	16.83%		$5,022	0.95%		0.34%		0.71%
9/30/16	9.58	0.14	0.77	0.91	(0.15)	(0.06)	(0.21)	10.28	9.64%		2,512	1.46%		0.30%		1.43%
9/30/15[i]	10.40	0.02	(0.68)	(0.66)	-	(0.16)	(0.16)	9.58	(6.39%	)[b]	1,281	2.88%	[a]	0.30%	[a]	0.19%	[a]
12/31/14	10.50	0.32	0.06	0.38	(0.24)	(0.24)	(0.48)	10.40	3.52%		774	5.04%		0.30%		2.99%
12/31/13[g]	10.00	0.12	0.64	0.76	(0.25)	(0.01)	(0.26)	10.50	7.58%	[b]	108	13.74%	[a]	0.28%	[a]	3.95%	[a]
Class A
9/30/17	$10.25	$0.08	$1.58	$1.66	$(0.13)	$(0.14)	$(0.27)	$11.64	16.58%		$4,975	1.22%		0.58%		0.77%
9/30/16	9.56	0.13	0.75	0.88	(0.13)	(0.06)	(0.19)	10.25	9.32%		4,294	1.71%		0.55%		1.36%
9/30/15[i]	10.39	(0.00)[d]	(0.67)	(0.67)	-	(0.16)	(0.16)	9.56	(6.49%	)[b]	3,109	3.13%	[a]	0.55%	[a]	(0.01%	)[a]
12/31/14	10.50	0.27	0.08	0.35	(0.22)	(0.24)	(0.46)	10.39	3.24%		638	5.26%		0.56%		2.52%
12/31/13[g]	10.00	0.11	0.64	0.75	(0.24)	(0.01)	(0.25)	10.50	7.47%	[b]	108	14.09%	[a]	0.63%	[a]	3.60%	[a]
Class R4
9/30/17	$10.24	$0.06	$1.60	$1.66	$(0.14)	$(0.14)	$(0.28)	$11.62	16.66%		$7,998	1.10%		0.49%		0.54%
9/30/16	9.55	0.13	0.77	0.90	(0.15)	(0.06)	(0.21)	10.24	9.50%		4,650	1.61%		0.45%		1.34%
9/30/15[i]	10.38	0.00 [d]	(0.67)	(0.67)	-	(0.16)	(0.16)	9.55	(6.50%	)[b]	894	3.03%	[a]	0.45%	[a]	0.05%	[a]
12/31/14[h]	10.61	0.29	(0.04)	0.25	(0.24)	(0.24)	(0.48)	10.38	2.28%	[b]	720	5.28%	[a]	0.45%	[a]	3.59%	[a]
Class R3
9/30/17	$10.20	$0.04	$1.59	$1.63	$(0.12)	$(0.14)	$(0.26)	$11.57	16.41%		$16,657	1.36%		0.73%		0.41%
9/30/16	9.53	0.08	0.78	0.86	(0.13)	(0.06)	(0.19)	10.20	9.14%		12,090	1.86%		0.70%		0.82%
9/30/15[i]	10.37	(0.01)	(0.67)	(0.68)	-	(0.16)	(0.16)	9.53	(6.60%	)[b]	3,842	3.28%	[a]	0.70%	[a]	(0.16%	)[a]
12/31/14[h]	10.61	0.25	(0.02)	0.23	(0.23)	(0.24)	(0.47)	10.37	2.10%	[b]	1,302	5.53%	[a]	0.70%	[a]	3.12%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended September 30, 2014	Period ended December 31, 2013[b]
	2017	2016
Portfolio turnover rate	47%	74%	32%	26%	4%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period September 17, 2013 (commencement of operations) through December 31, 2013.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

–  179  –

MASSMUTUAL RETIRESMART 2060 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.17	$0.12	$1.54	$1.66	$(0.18)	$(0.25)	$(0.43)	$11.40	17.02%		$11,238	2.19%	[a]	0.04%		1.13%
9/30/16[g]	10.00	0.18	0.14	0.32	(0.15)	-	(0.15)	10.17	3.28%	[b]	9,709	2.66%	[a]	0.00%	[a]	2.18%	[a]
Class R5
9/30/17	$10.16	$0.10	$1.55	$1.65	$(0.17)	$(0.25)	$(0.42)	$11.39	16.92%		$143	2.27%		0.14%		0.92%
9/30/16[g]	10.00	0.17	0.14	0.31	(0.15)	-	(0.15)	10.16	3.17%	[b]	103	2.76%	[a]	0.10%	[a]	2.08%	[a]
Service Class
9/30/17	$10.16	$0.08	$1.56	$1.64	$(0.17)	$(0.25)	$(0.42)	$11.38	16.76%		$275	2.36%		0.24%		0.77%
9/30/16[g]	10.00	0.16	0.15	0.31	(0.15)	-	(0.15)	10.16	3.16%	[b]	114	2.86%	[a]	0.20%	[a]	1.97%	[a]
Administrative Class
9/30/17	$10.15	$0.04	$1.59	$1.63	$(0.17)	$(0.25)	$(0.42)	$11.36	16.67%		$349	2.41%		0.34%		0.34%
9/30/16[g]	10.00	0.15	0.15	0.30	(0.15)	-	(0.15)	10.15	3.04%	[b]	115	2.96%	[a]	0.30%	[a]	1.87%	[a]
Class A
9/30/17	$10.13	$0.06	$1.54	$1.60	$(0.13)	$(0.25)	$(0.38)	$11.35	16.40%		$155	2.73%		0.59%		0.53%
9/30/16[g]	10.00	0.13	0.14	0.27	(0.14)	-	(0.14)	10.13	2.81%	[b]	114	3.21%	[a]	0.55%	[a]	1.58%	[a]
Class R4
9/30/17	$10.14	$0.06	$1.55	$1.61	$(0.14)	$(0.25)	$(0.39)	$11.36	16.47%		$162	2.62%		0.49%		0.55%
9/30/16[g]	10.00	0.14	0.14	0.28	(0.14)	-	(0.14)	10.14	2.93%	[b]	103	3.11%	[a]	0.45%	[a]	1.73%	[a]
Class R3
9/30/17	$10.12	$0.02	$1.57	$1.59	$(0.14)	$(0.25)	$(0.39)	$11.32	16.25%		$322	2.83%		0.74%		0.15%
9/30/16[g]	10.00	0.12	0.14	0.26	(0.14)	-	(0.14)	10.12	2.70%	[b]	120	3.36%	[a]	0.70%	[a]	1.48%	[a]

	Year ended September 30, 2017	Period ended September 30, 2016[b]
Portfolio turnover rate	29%	54%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period November 23, 2015 (commencement of operations) through September 30, 2016.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

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Index Descriptions

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. It rolls up into other Bloomberg Barclay’s flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not reflect any deduction for taxes and cannot be purchased directly by investors.

The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The S&P Target Date® Index Series consists of 12 multi-asset class indexes: the S&P Target Date Retirement Income Index and 11 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

–  181  –

MASSMUTUAL SELECT FUNDS

100 Bright Meadow Blvd.

Enfield, Connecticut 06082-1981

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/funds.

From the SEC:  You may review and copy information about the Funds (including the Annual/ Semiannual Reports and the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C.
20549-1520 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

100 BRIGHT MEADOW BLVD.

ENFIELD, CONNECTICUT 06082-1981

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL SELECT FUNDS (THE “TRUST”) DATED FEBRUARY 1, 2018, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE TRUST’S ANNUAL REPORTS AS OF SEPTEMBER 30, 2017 (THE “ANNUAL REPORTS”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

Fund Name	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MassMutual RetireSMARTSM Conservative Fund	MRCUX	MRCSX	MRCYX	MRCLX	MCTAX	MRCZX	MRCVX
MassMutual RetireSMARTSM Moderate Fund	MRMUX	MROSX	MRMYX	MRMLX	MRMAX	MRMZX	MRMTX
MassMutual RetireSMARTSM Moderate Growth Fund	MROUX	MRSSX	MROYX	MRSLX	MOGAX	MROZX	MROTX
MassMutual RetireSMARTSM Growth Fund	MRGUX	MRRSX	MRGYX	MRGLX	MRRAX	MRGZX	MRGVX
MassMutual RetireSMARTSM In Retirement Fund	MDRVX	MDRTX	MDRSX	MDRYX	MRDAX	MDRZX	MDRNX
MassMutual RetireSMARTSM 2010 Fund	MRXUX	MRXTX	MRXSX	MRXYX	MRXAX	MRXZX	MRXNX
MassMutual RetireSMARTSM 2015 Fund	MMJUX	MMJTX	MMJSX	MMJYX	MMJAX	MMJZX	MMJNX
MassMutual RetireSMARTSM 2020 Fund	MRTDX	MRTBX	MRTSX	MRTYX	MRTAX	MRTHX	MRTNX
MassMutual RetireSMARTSM 2025 Fund	MMNUX	MMNTX	MMISX	MMIYX	MMSDX	MMNZX	MMNRX
MassMutual RetireSMARTSM 2030 Fund	MRYUX	MRYTX	MRYSX	MRYYX	MRYAX	MRYZX	MRYNX
MassMutual RetireSMARTSM 2035 Fund	MMXUX	MMXTX	MMXSX	MMXYX	MMXAX	MMXZX	MMXNX
MassMutual RetireSMARTSM 2040 Fund	MRFUX	MRFTX	MFRSX	MRFYX	MRFAX	MRFZX	MFRNX
MassMutual RetireSMARTSM 2045 Fund	MMKUX	MMKTX	MMKSX	MMKYX	MMKAX	MMKZX	MMKNX
MassMutual RetireSMARTSM 2050 Fund	MMRUX	MMRTX	MMTSX	MMRYX	MMARX	MMRZX	MMRNX
MassMutual RetireSMARTSM 2055 Fund	MMWZX	MMWUX	MMWSX	MMWYX	MMWAX	MMWEX	MMWTX
MassMutual RetireSMARTSM 2060 Fund	MMWIX	MMWHX	MMWGX	MMWFX	MMWDX	MMWCX	MMWBX

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated February 1, 2018

GENERAL INFORMATION

MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following 16 diversified series of the Trust: (1) MassMutual RetireSMARTSM Conservative Fund (“MM RetireSMART Conservative Fund”), (2) MassMutual RetireSMARTSM Moderate Fund (“MM RetireSMART Moderate Fund”), (3) MassMutual RetireSMARTSM Moderate Growth Fund (“MM RetireSMART Moderate Growth Fund”), (4) MassMutual RetireSMARTSM Growth Fund (“MM RetireSMART Growth Fund”), (5) MassMutual RetireSMARTSM In Retirement Fund (“MM RetireSMART In Retirement Fund”), (6) MassMutual RetireSMARTSM 2010 Fund (“MM RetireSMART 2010 Fund”), (7) MassMutual RetireSMARTSM 2015 Fund (“MM RetireSMART 2015 Fund”), (8) MassMutual RetireSMARTSM 2020 Fund (“MM RetireSMART 2020 Fund”), (9) MassMutual RetireSMARTSM 2025 Fund (“MM RetireSMART 2025 Fund”), (10) MassMutual RetireSMARTSM 2030 Fund (“MM RetireSMART 2030 Fund”), (11) MassMutual RetireSMARTSM 2035 Fund (“MM RetireSMART 2035 Fund”), (12) MassMutual RetireSMARTSM 2040 Fund (“MM RetireSMART 2040 Fund”), (13) MassMutual RetireSMARTSM 2045 Fund (“MM RetireSMART 2045 Fund”), (14) MassMutual RetireSMARTSM 2050 Fund (“MM RetireSMART 2050 Fund”), (15) MassMutual RetireSMARTSM 2055 Fund (“MM RetireSMART 2055 Fund”), and (16) MassMutual RetireSMARTSM 2060 Fund (“MM RetireSMART 2060 Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 58 separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is MML Investment Advisers, LLC (“MML Advisers”).

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

Each MassMutual RetireSMART Fund seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates or non-affiliates (“Underlying Funds”)1 using an asset allocation strategy. In managing their portfolios of investments, the

[1]	Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds.

Underlying Funds may purchase various securities and investment related instruments and make use of various investment techniques, including, but not limited to, those described below. Except as otherwise stated, references in this section to “the Funds,” “each Fund,” or “a Fund” may relate to the Funds, one or more Underlying Funds, or both.

Asset-Based Securities

A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.

Precious Metal-Related Securities. A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.

Bank Capital Securities

A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.

A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.

Below Investment Grade Debt Securities

A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)

Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s NAV.

Issuers of below investment grade debt securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Borrowings

A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The Securities and Exchange Commission (“SEC”) has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as futures contracts), and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction (including, without limitation, a reverse repurchase agreement transaction) will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.

Cash and Short-Term Debt Securities

Money Market Instruments Generally. The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.

The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.

Cash, Short-Term Instruments, and Temporary Investments. The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadvisers will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadvisers. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).

Commercial Paper and Short-Term Corporate Debt Instruments. The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Concentration Policy

For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.

Cyber Security

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadvisers, custodian, and transfer agent) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, subadviser, custodian, transfer agent, or service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Funds and their service providers have established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Debtor-in-Possession Financings

The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g. common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.

Derivatives

General.    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

A Fund may enter into cleared derivatives transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty (although the Fund is subject to the credit risk of the clearinghouse). Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house, or the clearing member through which the Fund holds its positions at a clearing house, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.

No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.

A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.

A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

Currency Forward and Futures Contracts.    A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract frequently has no margin requirement, and no commissions are charged for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.

Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the forward contract is a non-deliverable forward contract, settle the contract on a net basis with the counterparty) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.

Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund would typically look to the commodity exchange or contract market (or its clearinghouse) for performance. Certain non-deliverable forward currency contracts are expected to become subject to mandatory clearing requirements in the future, and a Fund’s counterparty in such a case would be a central derivatives clearing organization.

Foreign Currency Options.    Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.

Foreign Currency Conversion.    Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Foreign Currency Swap Agreements.    A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)

Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.

Financial Futures Contracts

A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).

A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price.

A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a stock index futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a stock index futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the credit worthiness of the futures commission merchant or broker and clearing organizations involved in the transaction.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. To be eligible to claim such an exclusion, a Fund may only use futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable to a Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations would apply with respect to that Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect a Fund’s total return.

Margin Payments.    When a Fund purchases or sells a financial futures contract, it is required to deposit with the broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.

When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts.    A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Swaps.    Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Special Risks of Transactions in Financial Futures Contracts and Related Options.    Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.

Liquidity risks.    Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell financial futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the financial futures contracts can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures contracts.

The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks.    There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.

Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.

Other Risks.    A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Swap Agreements and Options on Swap Agreements

A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and curve cap swaps, under which a party might buy or sell protection against an increase in long-term interest rates relative to shorter-term rates. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may also enter into contracts for difference, which are similar to total return swaps.

A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.

A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.

Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code, may limit the Funds’ ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions, including many interest rate, index, and credit default swaps, are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.

The U.S. Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. It is possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call options.    A Fund may write call options on its securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.

A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.

In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Put options.    A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options.    A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.

Options on foreign securities.    A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices.    A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).

In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options.    The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

Over-the-counter options.    A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.

Rights and Warrants to Purchase Securities; Index Warrants; International.    A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.

A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

A Fund may make indirect investment in foreign equity securities, through international warrants, participation notes, low exercise price warrants, or other products that allow the Fund to access investments in foreign markets that would otherwise be unavailable to them. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or securities or the value of the security or securities, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.

A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.

The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

A participation note or “P-note” is typically a debt instrument issued by a bank or broker-dealer, where the amount of the bank’s or broker-dealer’s repayment obligation is tied to changes in the value of an underlying security or index of securities. A P-note is a general unsecured contractual obligation of the bank or broker-dealer that issues it. A Fund must rely on the creditworthiness of the issuer for repayment of the P-note and for any return on the Fund’s investment in the P-note and would have no rights against the issuer of the underlying security.

There is no assurance that there will be a secondary trading market for any of the instruments described above. They may by their terms be non-transferable or otherwise be highly illiquid and difficult to price. Issuers of such instruments or the calculation agent named in respect of such an instrument may have broad authority and discretion to adjust the instrument’s terms in response to certain events or to interpret an instrument’s terms or to make certain determinations relating to the instrument, which could have a significant adverse effect on the value of the instrument to a Fund. If the issuer or other obligor on an instrument is unable or unwilling to perform its obligations under such an instrument, a Fund may lose some or all of its investment in the instrument and any unrealized return on that investment. Certain of these instruments may be subject to foreign investment risk and currency risk.

Equity-Linked Notes

An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.

The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.

When a Fund invests in a hybrid instrument, it takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.

Structured Investments

A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.

Commodity-Linked “Structured” Securities.    Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.

Credit-Linked Securities.    Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.

Event-Linked Securities.    Event-linked securities are typically fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and unpaid interest. Event-linked securities may expose a Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.

Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.

The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.

A Fund’s investment in structured products may be subject to limits under applicable law.

When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.

Distressed Securities

A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/ or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch Ratings (“Fitch”)) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.

Distressed Securities are subject to greater credit and liquidity risks than other types of loans. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:

•

Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

•

The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.

In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.

Exchange Traded Notes (ETNs)

ETNs are senior, unsecured debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.

A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Foreign Securities

Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)  the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)  the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)  the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Illiquid Securities

Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are securities that are not readily marketable (including securities whose disposition is restricted by contract or under federal securities laws), including, generally, securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the values ascribed to them by a Fund. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

In October 2016, the SEC adopted a liquidity risk management rule that will require the Funds to establish a liquidity risk management program by December 1, 2018. The impact the rule will have on the Funds, or mutual funds generally, is not yet known, but the rule could impact each Fund’s performance and its ability to achieve its investment objective(s).

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity

Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

While the values of inflation-linked securities are expected to be largely protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measure.

The periodic adjustment of U.S. Treasury inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-linked securities issued by a foreign government or a private issuer are generally adjusted to reflect an inflation measure specified by the issuer. There can be no assurance that the CPI-U or any other inflation measure will accurately measure the real rate of inflation in the prices of goods and services.

IPOs and Other Limited Opportunities

A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Master Limited Partnerships

A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund so to qualify.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.

A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.

CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.

Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.

A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.

For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.

CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

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Variable and floating rate obligations.    Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and, under certain limited circumstances, may have varying principal amounts. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with change to the level of prevailing interest rates or the issuer’s credit quality. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. There is a risk that the current interest rate on variable and floating securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities

(market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

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Tender option bonds.    Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

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Inverse floaters.    Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and credit quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

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Strip bonds.    Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Other Investment Companies

A Fund may invest in securities of other open- or closed-end investment companies including ETFs. The RetireSMART Funds are “funds-of-funds,” which may invest without limit in other investment companies sponsored by MassMutual or its affiliates or non-affiliates.

As a shareholder in an investment company, a Fund bears its ratable share of that investment company’s expenses, including its investment advisory, administration, brokerage, shareholder servicing, and other expenses, and continues to incur its own investment advisory and other expenses. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

A Fund is exposed indirectly to all of the risks applicable to any other investment company in which it invests, including that the investment company will not perform as expected. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. In addition, lack of liquidity in securities of investment company traded on an exchange or otherwise actively traded could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment company at a time or at a price it might consider desirable.

A Fund’s investment adviser or an affiliate may serve as investment adviser to an investment company in which the Fund may invest, leading to potential conflicts of interest. For example, a Fund’s investment adviser may receive fees based on the amount of assets invested in the other investment company. Investment by a Fund in another investment company may be beneficial to its investment adviser in the management of the other investment company, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser may have an incentive to invest the Fund’s assets in an investment company sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such an investment company over an investment company sponsored or managed by others. Similarly, a Fund’s investment adviser may have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates.

A Fund that is not a fund-of-funds may invest in other investment companies whenever its investment adviser or subadviser believes that investment may help to achieve the Fund’s investment objective. For example, a Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, when its investment adviser believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may invest in shares of another investment company in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly.

Partly Paid Securities

These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

Portfolio Management

A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadviser.

Portfolio Turnover

The MassMutual RetireSMART Funds’ portfolio transactions should generally involve trades in the Underlying Funds that do not entail brokerage commissions. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are treated as ordinary income when distributed to shareholders. Portfolio turnover rates of the MassMutual RetireSMART Funds are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

Real Estate-Related Investments; Real Estate Investment Trusts

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements and Treasury Rolls

A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law.

Securities Lending

A Fund may lend its portfolio securities. The Fund expects that, in connection with any securities loan: (1) the loan will be secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund will have the right at any time on reasonable notice to call the loan and regain the securities loaned; (3) the Fund will receive an amount equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities the Fund has loaned will not at any time exceed one-third (or such other lower limit as the Board may establish) of the total assets of the Fund. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. Voting rights or rights to consent with respect to the loaned securities pass to the borrower, although a Fund would retain the right to call the loans at any time on reasonable notice, and may do so in order that the securities may be voted in an appropriate case.

A Fund’s securities loans will be made by a third-party agent appointed by the Fund, although the agent is only permitted to make loans to borrowers previously approved by the Fund’s Board. Any cash collateral securing a loan of securities by a Fund will typically be invested by the agent. The investment of the collateral will be at the risk and for the account of the Fund. The earnings on the investment of collateral will be split between the Fund and the agent; as a result, the agent may have an incentive to invest the collateral in riskier investments than if it were not to share in the earnings. It is possible that any loss on the investment of collateral for a securities loan will exceed (potentially by a substantial amount) the Fund’s earnings on the loan.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

Trade Claims

A Fund may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.

Trust Preferred Securities

Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Trust preferred securities may pay interest at either fixed or adjustable rates. Trust preferred securities may be issued with a final maturity date, or may be perpetual.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes, and the holders of the trust preferred securities are treated for tax purposes as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would typically be subordinated to other classes of the operating company’s debt.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser or any of its affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser is primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the Underlying Funds’ subadvisers’ policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) no later than 70 days after the end of the applicable quarter and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. The Funds’ annual and semiannual reports are also mailed to shareholders no later than 60 days after the end of the applicable quarter.

The Funds’ most recent portfolio holdings as of the end of each quarter are available on http://www.massmutual.com/funds no earlier than 15 calendar days after the end of each quarter.

A Fund’s portfolio holdings may also be made available on http://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds and the Funds’ investment adviser may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include the Funds’ custodian (State Street Bank and Trust Company (“State Street”)), and the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MML Advisers, or any of the Underlying Funds’ subadvisers, providers of portfolio analysis tools, and any pricing services employed by the Funds. The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.

The Funds or the Funds’ investment adviser may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, or MML Advisers believes is reasonably necessary in connection with the services provided by the recipient receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:

(1) purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2) purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4) participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5) make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6) borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7) concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a) There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b) There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.

In accordance with such policies, each Fund may not:

(1)  to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2)  sell securities short, but reserves the right to sell securities short against the box.

(3)  invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers pursuant to Board approved guidelines.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate orderly steps, as deemed necessary, to protect liquidity.

Notwithstanding the foregoing fundamental or non-fundamental investment restrictions, the Underlying Funds in which the MassMutual RetireSMART Funds may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting a MassMutual RetireSMART Fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.

In accordance with each MassMutual RetireSMART Fund’s investment program as set forth in the Prospectus, a MassMutual RetireSMART Fund may invest 25% or more of its assets in any one Underlying Fund. While each MassMutual RetireSMART Fund does not intend to concentrate its investments in a particular industry, a MassMutual RetireSMART Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more Underlying Funds.

MANAGEMENT OF THE TRUST

The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser to the Funds, MML Advisers may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations, and other principal business affiliations during the past five years.

The Board has appointed an Independent Trustee Chairperson of the Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews it leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.

Independent Trustees

Allan W. Blair	Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 69
Trustee since 2003
Trustee of 113 portfolios in fund complex

Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage	Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 59
Trustee since 2012
Trustee of 113 portfolios in fund complex

Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC); Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

Maria D. Furman	Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 63
Trustee since 2012
Trustee of 113 portfolios in fund complex

Retired; Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr.	Chairperson and Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 71
Chairperson since 2016
Trustee since 2003
Trustee of 113 portfolios in fund complex

Retired; Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield	Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 66
Trustee since 2012
Trustee of 113 portfolios in fund complex

Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company); Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (since 2017) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

Susan B. Sweeney	Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 65
Trustee since 2009
Trustee of 115 portfolios in fund complex[1]

Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Teresa A. Hassara[2] 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 55 Trustee since 2017 Trustee of 113 portfolios in fund complex	Trustee of the Trust

Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF; Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal[3]	Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 73
Trustee since 2003
Trustee of 115 portfolios in fund complex[1]

Retired; Director (since 2013), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

1	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.
2	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
3	Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

Principal Officers

Joseph Fallon 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 42 Officer since 2015 Officer of 113 portfolios in fund complex	Vice President of the Trust

Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).

Andrew M. Goldberg 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 51 Officer since 2001 Officer of 113 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of the Trust

Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001- 2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

Renee Hitchcock 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 47 Officer since 2007 Officer of 113 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust

Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

Jill Nareau Robert 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 45 Officer since 2008 Officer of 113 portfolios in fund complex	Vice President and Assistant Secretary of the Trust

Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

Douglas Steele 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 42 Officer since 2016 Officer of 113 portfolios in fund complex	Vice President of the Trust

Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 53 Officer since 2007 Officer of 113 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

Eric H. Wietsma 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 51 Officer since 2006 Officer of 113 portfolios in fund complex	President of the Trust

Vice President (since 2018), Director (since 2013), and President (2013-2018), MML Advisers; Senior Vice President (since 2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Tina Wilson 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 47 Officer since 2016 Officer of 113 portfolios in fund complex	Vice President of the Trust

President (since 2018), Head of Investments (since 2016), and Vice President (2016-2018), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company).

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified.

Each officer and the Chairperson shall hold office at the pleasure of the Trustees.

Additional Information About the Trustees

In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Allan W. Blair—As a former trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as CEO of several non-profit organizations for over 30 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.

Nabil N. El-Hage—As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.

Maria D. Furman—As a trustee and chairperson or member of the audit and investment committees of various educational organizations, Ms. Furman has experience with financial, regulatory, and operational issues.

She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.

Teresa A. Hassara—As an executive of financial services companies with over 30 years of experience, Ms. Hassara’s deep industry expertise includes executive roles encompassing all aspects of relationship management and service delivery, as well as in strategy and planning, product and services management, customer loyalty analytics, and participant education and advisory solutions for clients in both the public and private sectors. Ms. Hassara has spent the majority of that time with three companies: Bankers Trust, Fidelity Investments, and, most recently, TIAA-CREF, where she led the company’s Institutional Retirement business serving more than 16,000 higher education, state government, and other nonprofit organizations. Ms. Hassara has FINRA Series 6, 24, 26, and 63 registrations and holds a BA from Vanderbilt University and an MBA from The Wharton School.

R. Alan Hunter, Jr.—As the former and current chairman of the board of non-profit organizations and a current director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.

Robert E. Joyal—As a director of several publicly traded companies, a trustee of various investment companies, and a former executive of an investment management company, Mr. Joyal has experience with financial, regulatory, and operational issues. Mr. Joyal is a Chartered Financial Analyst. He holds a BA from St. Michael’s College and an MBA from Western New England College.

C. Ann Merrifield—As a trustee of a healthcare organization, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and currently serves as such for two life sciences companies. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.

Susan B. Sweeney—As an executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.

Board Committees and Meetings

The full Board met four times during the fiscal year ended September 30, 2017.

Audit Committee.    The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Blair and El-Hage and Msses. Furman, Merrifield, and Sweeney, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended September 30, 2017, the Audit Committee met three times.

Nominating and Governance Committee.    The Trust has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended September 30, 2017, while they were both individual committees (formerly the Nominating Committee and the Governance Committee), the Nominating Committee met twice and the Governance Committee met once. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage.

The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 100 Bright Meadow Blvd., Enfield, CT 06082-1981. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder;

and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, CT 06082-1981. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Contract Committee.    The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During the fiscal year ended September 30, 2017, the Contract Committee met three times. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Underlying Funds’ advisers or subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and Underlying Funds’ subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership of Trustees and Officers of the Trust

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2017.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Allan W. Blair	None	over $100,000
Nabil N. El-Hage	None	None
Maria D. Furman	None	None
R. Alan Hunter, Jr.	None	None
C. Ann Merrifield	None	None
Susan B. Sweeney	None	None
Interested Trustees
Teresa A. Hassara	None	None
Robert E. Joyal	None	None

The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2017, these amounts were as follows: Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Ms. Furman, over $100,000; Ms. Hassara, None; Mr. Hunter, over $100,000; Mr. Joyal, over $100,000; Ms. Merrifield, None; and Ms. Sweeney, None.

As of January 2, 2018, the Trustees and officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.

To the knowledge of the Trust, as of December 31, 2017, the Independent Trustees and their immediate family members did not own beneficially or of record securities of the investment adviser, principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, principal underwriter, or sponsoring insurance company of the Funds.

Trustee Compensation

Effective January 1, 2018, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $24,180 per quarter plus a fee of $3,120 per in-person meeting attended plus a fee of $3,120 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 50% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 5% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

During 2017, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $20,000 per quarter plus a fee of $3,000 per in-person meeting attended plus a fee of $3,000 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 50% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 5% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2017 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.

Name of Trustee	Aggregate Compensation from the Trust	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex Paid to Trustees
Allan W. Blair	$101,269	N/A	$204,375
Nabil N. El-Hage	$81,509	$99,487	$375,913
Maria D. Furman	N/A	$108,717	$242,823
Teresa A. Hassara[1]	$0	$0	$0
R. Alan Hunter, Jr.	$139,328	$33,428	$330,529
Robert E. Joyal	N/A	$324,579	$591,799
C. Ann Merrifield	$100,082	N/A	$202,000
Elaine A. Sarsynski[2,3]	$0	$0	$0
Susan B. Sweeney	$102,198	N/A	$326,350

[1]	Ms. Hassara, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.
[2]	Ms. Sarsynski, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.
[3]	Resigned as of February 1, 2017.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 2, 2018, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

MassMutual RetireSMART Conservative Fund1

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	92.16%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	7.84%

Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	90.03%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	8.87%

Service Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	96.23%

Administrative Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	86.91%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	13.09%

Class A	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	79.52%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	20.48%

Class R4	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	98.14%

Class	Name and Address of Beneficial Owner	Percent of Class
Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	89.82%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	5.56%

MassMutual RetireSMART Moderate Fund2

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	83.81%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	16.19%

Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	77.27%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	22.61%

Service Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	54.23%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	43.20%

Administrative Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	81.97%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	18.03%

Class A	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	83.00%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	16.99%

Class	Name and Address of Beneficial Owner	Percent of Class
Class R4	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	94.80%

Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	70.82%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	22.20%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	6.06%

MassMutual RetireSMART Moderate Growth Fund3

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	77.53%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	22.47%

Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	98.91%

Service Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	93.46%

	SEI Private Trust Company c/o State Street Bank ID 571 FBO Gorton’s Non-Qualified DC Plan One Freedom Valley Drive Oaks, PA 19456	6.16%

Administrative Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	89.56%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	10.42%

Class A	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	86.13%

Class	Name and Address of Beneficial Owner	Percent of Class
	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	13.85%

Class R4	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	87.48%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	7.16%

Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	76.69%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	15.72%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	7.46%

MassMutual RetireSMART Growth Fund4

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	90.51%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	9.49%

Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	89.34%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	10.66%

Service Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	88.80%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	6.40%

Class	Name and Address of Beneficial Owner	Percent of Class
Administrative Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	85.25%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	14.75%

Class A	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	68.53%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	31.40%

Class R4	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	82.41%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	9.77%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	7.82%

Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	79.23%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	12.94%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	7.80%

MassMutual RetireSMART In Retirement Fund5

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	69.24%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	30.76%

Class	Name and Address of Beneficial Owner	Percent of Class
Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	78.43%

	State Street Bank & Trust As Custodian FBO: Sheet Metal Workers Local 63 200 Newport Ave. Ext JQB513 North Quincy, MA 02171	19.02%

Service Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	48.41%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	45.05%

Administrative Class	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	46.82%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	46.28%

	First County Bank Trust Department FBO Tata Chemical NA 3001 Summer Street Stamford, CT 06905	6.90%

Class A	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	69.03%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	10.37%

Class R4	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	63.94%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	24.02%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	8.82%

Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	63.27%

Class	Name and Address of Beneficial Owner	Percent of Class
	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	34.22%

MassMutual RetireSMART 2010 Fund6

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	72.74%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	27.26%

Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	88.36%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	9.13%

Service Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	73.95%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	24.48%

Administrative Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	56.47%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	41.82%

Class A	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	40.77%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	24.50%

Class R4	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	53.39%

Class	Name and Address of Beneficial Owner	Percent of Class
	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	33.53%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	12.83%

Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	49.59%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	41.14%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	9.27%

MassMutual RetireSMART 2015 Fund7

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	74.83%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	25.17%

Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	100%

Service Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	70.72%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	25.16%

Administrative Class	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	65.72%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	31.28%

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	74.34%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	25.63%

Class R4	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	45.07%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	28.59%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	21.34%

Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	79.10%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	16.47%

MassMutual RetireSMART 2020 Fund8

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	66.83%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	33.17%

Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	86.33%

	State Street Bank & Trust As Custodian FBO: Sheet Metal Workers Local 63 200 Newport Ave. Ext JQB513 North Quincy, MA 02171	7.57%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	6.10%

Class	Name and Address of Beneficial Owner	Percent of Class
Service Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	62.81%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	33.54%

Administrative Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	61.50%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	37.42%

Class A	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	42.88%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	27.00%

Class R4	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	43.48%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	34.81%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	18.48%

Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	65.78%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	32.71%

MassMutual RetireSMART 2025 Fund9

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	56.60%

Class	Name and Address of Beneficial Owner	Percent of Class
	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	43.40%

Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	100%

Service Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	63.22%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	32.29%

Administrative Class	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	59.57%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	38.98%

Class A	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	84.93%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	11.52%

Class R4	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	45.34%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	34.97%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	15.90%

Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	85.84%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	12.01%

MassMutual RetireSMART 2030 Fund10

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	67.36%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	32.64%

Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	85.59%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	9.60%

Service Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	67.48%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	30.36%

Administrative Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	56.88%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	42.83%

Class A	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	46.84%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	37.32%

Class R4	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	39.26%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	37.98%

Class	Name and Address of Beneficial Owner	Percent of Class
	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	19.79%

Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	62.61%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	35.40%

MassMutual RetireSMART 2035 Fund11

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	58.82%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	41.18%

Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	99.95%

Service Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	65.81%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	32.46%

Administrative Class	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	65.05%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	32.83%

Class A	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	89.83%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	9.98%

Class	Name and Address of Beneficial Owner	Percent of Class
Class R4	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	43.97%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	36.04%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	17.09%

Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	83.96%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	11.81%

MassMutual RetireSMART 2040 Fund12

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	57.90%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	42.10%

Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	70.56%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	15.35%

	State Street Bank & Trust As Custodian FBO: Sheet Metal Workers Local 63 200 Newport Ave. Ext JQB513 North Quincy, MA 02171	14.08%

Service Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	70.67%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	27.97%

Class	Name and Address of Beneficial Owner	Percent of Class
Administrative Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	52.95%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	46.86%

Class A	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	50.35%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	41.17%

Class R4	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	40.13%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	36.13%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	20.29%

Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	76.67%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	19.10%

MassMutual RetireSMART 2045 Fund13

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	52.91%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	47.09%

Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	97.96%

Class	Name and Address of Beneficial Owner	Percent of Class
Service Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	75.77%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	21.59%

Administrative Class	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	63.29%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	33.21%

Class A	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	83.61%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	16.03%

Class R4	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	37.62%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	37.48%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	20.34%

Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	80.23%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	12.45%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	7.32%

MassMutual RetireSMART 2050 Fund14

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	52.32%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	47.68%

Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	74.12%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	23.12%

Service Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	66.39%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	31.52%

Administrative Class	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	66.82%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	32.97%

Class A	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	75.76%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	23.68%

Class R4	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	39.53%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	28.16%

Class	Name and Address of Beneficial Owner	Percent of Class
	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	26.39%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	5.92%

Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	76.28%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	16.95%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	6.73%

MassMutual RetireSMART 2055 Fund15

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	51.70%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	48.30%

Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	97.67%

Service Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	81.81%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	16.53%

Administrative Class	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	61.03%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	38.19%

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	88.16%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	11.34%

Class R4	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	48.18%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	41.98%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	8.89%

Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	87.98%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	7.53%

MassMutual RetireSMART 2060 Fund16

Class	Name and Address of Beneficial Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	99.77%

Class R5	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	76.57%

	State Street Bank & Trust As Custodian FBO: Sheet Metal Workers Local 63 200 Newport Ave. Ext JQB513 North Quincy, MA 02171	23.43%

Service Class	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	56.42%

	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	43.58%

Class	Name and Address of Beneficial Owner	Percent of Class
Administrative Class	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	65.66%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	34.34%

Class A	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	77.56%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	22.44%

Class R4	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	86.49%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	13.51%

Class R3	MassMutual 100 Bright Meadow Blvd Enfield, CT 06082	74.42%

	Taynik & Co. c/o State Street Bank One Lincoln Street Boston, MA 02111	16.80%

	Hartford Life Insurance, Co. 1 Griffin RD. North Windsor, CT 06095	8.78%

[1]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, owned 91.87% of MassMutual RetireSMART Conservative Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[2]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, owned 82.11% of MassMutual RetireSMART Moderate Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[3]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, owned 87.96% of MassMutual RetireSMART Moderate Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[4]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, owned 78.87% of MassMutual RetireSMART Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[5]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, and Taynik & Co., c/o State Street Bank, One Lincoln Street, Boston, MA 02111, owned 44.19% and 40.27%, respectively, of MassMutual RetireSMART In Retirement Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Taynik & Co. MassMutual and Taynik & Co. are organized under the laws of Massachusetts.

[6]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, and Taynik & Co., c/o State Street Bank, One Lincoln Street, Boston, MA 02111, owned 49.36% and 31.09%, respectively, of MassMutual RetireSMART 2010 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Taynik & Co. MassMutual and Taynik & Co. are organized under the laws of Massachusetts.

[7]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, and Taynik & Co., c/o State Street Bank, One Lincoln Street, Boston, MA 02111, owned 45.93% and 40.03%, respectively, of MassMutual RetireSMART 2015 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Taynik & Co. MassMutual and Taynik & Co. are organized under the laws of Massachusetts.

[8]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, and Taynik & Co., c/o State Street Bank, One Lincoln Street, Boston, MA 02111, owned 57.56% and 27.93%, respectively, of MassMutual RetireSMART 2020 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Taynik & Co. MassMutual and Taynik & Co. are organized under the laws of Massachusetts.

[9]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, and Taynik & Co., c/o State Street Bank, One Lincoln Street, Boston, MA 02111, owned 52.41% and 38.11%, respectively, of MassMutual RetireSMART 2025 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Taynik & Co. MassMutual and Taynik & Co. are organized under the laws of Massachusetts.

[10]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, and Taynik & Co., c/o State Street Bank, One Lincoln Street, Boston, MA 02111, owned 58.64% and 28.29%, respectively, of MassMutual RetireSMART 2030 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Taynik & Co. MassMutual and Taynik & Co. are organized under the laws of Massachusetts.

[11]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, and Taynik & Co., c/o State Street Bank, One Lincoln Street, Boston, MA 02111, owned 50.88% and 39.98%, respectively, of MassMutual RetireSMART 2035 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Taynik & Co. MassMutual and Taynik & Co. are organized under the laws of Massachusetts.

[12]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, and Taynik & Co., c/o State Street Bank, One Lincoln Street, Boston, MA 02111, owned 59.76% and 31.18%, respectively, of MassMutual RetireSMART 2040 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Taynik & Co. MassMutual and Taynik & Co. are organized under the laws of Massachusetts.

[13]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, and Taynik & Co., c/o State Street Bank, One Lincoln Street, Boston, MA 02111, owned 54.18% and 34.63%, respectively, of MassMutual RetireSMART 2045 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Taynik & Co. MassMutual and Taynik & Co. are organized under the laws of Massachusetts.

[14]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, and Taynik & Co., c/o State Street Bank, One Lincoln Street, Boston, MA 02111, owned 53.37% and 38.32%, respectively, of MassMutual RetireSMART 2050 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Taynik & Co. MassMutual and Taynik & Co. are organized under the laws of Massachusetts.

[15]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, and Taynik & Co., c/o State Street Bank, One Lincoln Street, Boston, MA 02111, owned 62.27% and 32.45%, respectively, of MassMutual RetireSMART 2055 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Taynik & Co. MassMutual and Taynik & Co. are organized under the laws of Massachusetts.

[16]

As of January 02, 2018, MassMutual, 100 Bright Meadow Blvd, Enfield, CT 06082, owned 96.02% of MassMutual RetireSMART 2060 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS

Investment Adviser

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus.

The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.

MML Advisers also serves as investment adviser to: MassMutual Select Total Return Bond Fund, MassMutual Select Strategic Bond Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Select Equity Opportunities Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Fund, MassMutual Select Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, MassMutual Select Overseas Fund, MM Select Bond and Income Asset Fund, MM Select Equity Asset Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price

Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, which are series of the Trust; MassMutual Premier U.S. Government Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds® Growth Fund, MML American Funds® International Fund, MML Balanced Allocation Fund, MML Blue Chip Growth Fund, MML Conservative Allocation Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth Allocation Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Moderate Allocation Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Asset Momentum Fund, MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

No fees will be payable by the Trust, on behalf of the Funds, to MML Advisers.

Administrator, Sub-Administrators, and Shareholder Servicing Agent

MML Advisers has entered into an administrative and shareholder services agreement (the “Administrative and Shareholder Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MML Advisers is obligated to provide certain administrative and shareholder services. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration. Pursuant to a letter agreement between the Trust, MML Advisers, and State Street, the Trust has agreed to pay State Street for the services it provides pursuant to the sub-administration agreement with MML Advisers, although MML Advisers remains ultimately responsible for the payment of any such fees owed to State

Street. The Trust, on behalf of each Fund, pays MML Advisers an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of each Fund as shown in the table below:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Conservative Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Moderate Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Moderate Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART In Retirement Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2010 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2015 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2020 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2025 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2030 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2035 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2040 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2045 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2050 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2055 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2060 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Pursuant to the Advisory Agreements, Administrative and Shareholder Services Agreement, and Supplemental Shareholder Services Agreement described above, for the fiscal years ended September 30, 2017, September 30, 2016, and December 31, 2015, the amount of Advisory fees paid by each Fund, the amount of Administrative fees paid by each Fund, the amount of any Administrative fees waived by MML Advisers, the amount of Shareholder Services fees paid by each Fund pursuant to the Supplemental Shareholder Services Agreement, and the amount of any fees reimbursed by MML Advisers are as follows:

	Fiscal Year Ended September 30, 2017
	Advisory Fees Paid	Administrative Fees Paid	Shareholder Services Fees Paid	Other Expenses Reimbursed
MM RetireSMART Conservative Fund[1]	$—	$342,029	$134,414	$(184,500)
MM RetireSMART Moderate Fund[2]	—	457,412	341,631	(66,206)
MM RetireSMART Moderate Growth Fund[3]	—	379,155	294,016	(64,138)
MM RetireSMART Growth Fund[4]	—	155,215	114,333	(127,133)
MM RetireSMART In Retirement Fund[5]	—	134,938	76,547	(162,232)
MM RetireSMART 2010 Fund[6]	—	113,170	58,909	(190,789)
MM RetireSMART 2015 Fund[7]	—	158,091	48,517	(157,745)
MM RetireSMART 2020 Fund[8]	—	784,011	348,411	(24,932)
MM RetireSMART 2025 Fund[9]	—	426,141	128,538	(149,882)
MM RetireSMART 2030 Fund[3]	—	859,784	356,920	(21,235)
MM RetireSMART 2035 Fund[10]	—	323,514	94,503	(80,107)

	Fiscal Year Ended September 30, 2017
	Advisory Fees Paid	Administrative Fees Paid	Shareholder Services Fees Paid	Other Expenses Reimbursed
MM RetireSMART 2040 Fund[11]	$—	$513,249	$229,997	$(42,558)
MM RetireSMART 2045 Fund[12]	—	193,843	52,055	(175,386)
MM RetireSMART 2050 Fund[13]	—	254,442	101,597	(152,228)
MM RetireSMART 2055 Fund[14]	—	59,457	13,865	(213,284)
MM RetireSMART 2060 Fund[14]	—	1,594	634	(239,384)

[1]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.47%, 0.57%, 0.67%, 0.77%, 1.02%, 0.92%, and 1.17% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[2]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.54%, 0.64%, 0.74%, 0.84%, 1.09%, 0.99%, and 1.24% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[3]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.59%, 0.69%, 0.79%, 0.89%, 1.14%, 1.04%, and 1.29% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[4]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.64%, 0.74%, 0.84%, 0.94%, 1.19%, 1.09%, and 1.34% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[5]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.55%, 0.65%, 0.75%, 0.85%, 1.10%, 1.00%, and 1.25% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[6]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.53%, 0.63%, 0.73%, 0.83%, 1.08%, 0.98%, and 1.23% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[7]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.56%, 0.66%, 0.76%, 0.86%, 1.11%, 1.01%, and 1.26% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[8]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.56%, 0.66%, 0.76%, 0.86%, 1.11%, 1.01%, and 1.26% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[9]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.55%, 0.65%, 0.75%, 0.85%, 1.10%, 1.00%, and 1.25% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[10]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.61%, 0.71%, 0.81%, 0.91%, 1.16%, 1.06%, and 1.31% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[11]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.60%, 0.70%, 0.80%, 0.90%, 1.15%, 1.05%, and 1.30% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[12]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.58%, 0.68%, 0.78%, 0.88%, 1.13%, 1.03%, and 1.28% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[13]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.59%, 0.69%, 0.79%, 0.89%, 1.14%, 1.04%, and 1.29% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[14]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.57%, 0.67%, 0.77%, 0.87%, 1.12%, 1.02%, and 1.27% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

	Fiscal Year Ended September 30, 2016
	Advisory Fees Paid	Administrative Fees Paid	Shareholder Services Fees Paid	Other Expenses Reimbursed
MM RetireSMART Conservative Fund[1]	$—	$304,899	$222,765	$(206,148)
MM RetireSMART Moderate Fund[2]	—	479,385	403,888	(127,274)
MM RetireSMART Moderate Growth Fund[3]	—	401,200	347,254	(144,598)
MM RetireSMART Growth Fund[4]	—	144,864	124,803	(168,023)
MM RetireSMART In Retirement Fund[5]	—	136,557	82,788	(184,270)

	Fiscal Year Ended September 30, 2016
	Advisory Fees Paid	Administrative Fees Paid	Shareholder Services Fees Paid	Other Expenses Reimbursed
MM RetireSMART 2010 Fund[6]	$—	$134,341	$72,641	$(202,684)
MM RetireSMART 2015 Fund[7]	—	169,968	51,503	(173,949)
MM RetireSMART 2020 Fund[8]	—	843,552	410,788	(68,357)
MM RetireSMART 2025 Fund[9]	—	352,470	115,057	(224,794)
MM RetireSMART 2030 Fund[3]	—	844,983	391,670	(68,423)
MM RetireSMART 2035 Fund[10]	—	259,153	85,103	(162,189)
MM RetireSMART 2040 Fund[11]	—	490,808	250,130	(135,088)
MM RetireSMART 2045 Fund[12]	—	147,400	45,060	(214,782)
MM RetireSMART 2050 Fund[13]	—	209,102	90,711	(214,201)
MM RetireSMART 2055 Fund[14]	—	33,595	9,075	(226,304)
MM RetireSMART 2060 Fund[14]	—	792	294	(221,522)

[1]

Effective September 28, 2016, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.47%, 0.57%, 0.67%, 0.77%, 1.02%, 0.92%, and 1.17% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 27, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.02%, 0.12%, 0.22%, 0.32%, 0.57%, 0.47%, and 0.72% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[2]

Effective September 28, 2016, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.54%, 0.64%, 0.74%, 0.84%, 1.09%, 0.99%, and 1.24% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 27, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.04%, 0.14%, 0.24%, 0.34%, 0.59%, 0.49%, and 0.74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[3]

Effective September 28, 2016, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.59%, 0.69%, 0.79%, 0.89%, 1.14%, 1.04%, and 1.29% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 27, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.04%, 0.14%, 0.24%, 0.34%, 0.59%, 0.49%, and 0.74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.
[4]

Effective September 28, 2016, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.64%, 0.74%, 0.84%, 0.94%, 1.19%, 1.09%, and 1.34% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 27, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.07%, 0.17%, 0.27%, 0.37%, 0.62%, 0.52%, and 0.77% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[5]

Effective September 28, 2016, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.55%, 0.65%, 0.75%, 0.85%, 1.10%, 1.00%, and 1.25% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 27, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.06%, 0.16%, 0.26%, 0.36%, 0.61%, 0.51%, and 0.76% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[6]

Effective September 28, 2016, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.53%, 0.63%, 0.73%, 0.83%, 1.08%, 0.98%, and 1.23% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 27, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.04%, 0.14%, 0.24%, 0.34%, 0.59%, 0.49%, and 0.74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[7]

Effective September 28, 2016, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.56%, 0.66%, 0.76%, 0.86%, 1.11%, 1.01%, and 1.26% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 27, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.06%, 0.16%, 0.26%, 0.36%, 0.61%, 0.51%, and 0.76% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.
[8]

Effective September 28, 2016, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.56%, 0.66%, 0.76%, 0.86%, 1.11%, 1.01%, and 1.26% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 27, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.04%, 0.14%, 0.24%, 0.34%, 0.59%, 0.49%, and 0.74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[9]

Effective September 28, 2016, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.55%, 0.65%, 0.75%, 0.85%, 1.10%, 1.00%, and 1.25% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 27, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.01%, 0.11%, 0.21%, 0.31%, 0.56%, 0.46%, and 0.71% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[10]

Effective September 28, 2016, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.61%, 0.71%, 0.81%, 0.91%, 1.16%, 1.06%, and 1.31% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 27, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.05%, 0.15%, 0.25%, 0.35%, 0.60%, 0.50%, and 0.75% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[11]

Effective September 28, 2016, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.60%, 0.70%, 0.80%, 0.90%, 1.15%, 1.05%, and 1.30% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 27, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.04%, 0.14%, 0.24%, 0.34%, 0.59%, 0.49%, and 0.74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.
[12]

Effective September 28, 2016, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.58%, 0.68%, 0.78%, 0.88%, 1.13%, 1.03%, and 1.28% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 27, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.02%, 0.12%, 0.22%, 0.32%, 0.57%, 0.47%, and 0.72% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[13]

Effective September 28, 2016, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.59%, 0.69%, 0.79%, 0.89%, 1.14%, 1.04%, and 1.29% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 27, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.02%, 0.12%, 0.22%, 0.32%, 0.57%, 0.47%, and 0.72% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[14]

Effective September 28, 2016, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.57%, 0.67%, 0.77%, 0.87%, 1.12%, 1.02%, and 1.27% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 27, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00%, 0.10%, 0.20%, 0.30%, 0.55%, 0.45%, and 0.70% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

	Fiscal Year Ended September 30, 2015
	Advisory Fees Paid	Administrative Fees Paid	Shareholder Services Fees Paid	Other Expenses Reimbursed
MM RetireSMART Conservative Fund[1]	$—	$241,143	$221,589	$(161,265)
MM RetireSMART Moderate Fund[2]	—	440,454	389,297	(92,148)
MM RetireSMART Moderate Growth Fund[2]	—	365,077	335,225	(106,742)
MM RetireSMART Growth Fund[3]	—	124,851	115,234	(123,975)
MM RetireSMART In Retirement Fund[4]	—	99,525	68,469	(136,130)
MM RetireSMART 2010 Fund[2]	—	108,295	66,529	(148,181)
MM RetireSMART 2015 Fund[4]	—	91,877	38,376	(138,586)
MM RetireSMART 2020 Fund[2]	—	613,659	346,618	(58,183)
MM RetireSMART 2025 Fund[5]	—	170,300	78,009	(173,129)
MM RetireSMART 2030 Fund[2]	—	600,063	323,540	(62,050)
MM RetireSMART 2035 Fund[6]	—	124,112	56,016	(136,094)
MM RetireSMART 2040 Fund[2]	—	348,517	202,942	(103,591)
MM RetireSMART 2045 Fund[1]	—	68,604	28,409	(162,718)
MM RetireSMART 2050 Fund[1]	—	125,623	63,183	(163,401)
MM RetireSMART 2055 Fund[7]	—	10,645	4,441	(168,139)

[1]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2015, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.02%, 0.12%, 0.22%, 0.32%, 0.57%, 0.47%, and 0.72% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[2]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2015, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.04%, 0.14%, 0.24%, 0.34%, 0.59%, 0.49%, and 0.74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[3]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2015, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.07%, 0.17%, 0.27%, 0.37%, 0.62%, 0.52%, and 0.77% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[4]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2015, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.06%, 0.16%, 0.26%, 0.36%, 0.61%, 0.51%, and 0.76% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[5]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2015, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.01%, 0.11%, 0.21%, 0.31%, 0.56%, 0.46%, and 0.71% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[6]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2015, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.05%, 0.15%, 0.25%, 0.35%, 0.60%, 0.50%, and 0.75% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[7]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2015, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00%, 0.10%, 0.20%, 0.30%, 0.55%, 0.45%, and 0.70% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

THE DISTRIBUTOR

The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.

The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Amended and Restated Rule 12b-1 plan. In addition, the Distributor receives any front-end sales charges imposed on the sales of Class A shares of the Funds. Sales loads paid to the Distributor in respect of all of the Funds during the fiscal year ended September 30, 2017 were $103.

Shares of each Fund may be purchased through agents of the Distributor who are registered representatives and licensed by the Distributor to sell Fund shares, and through registered representatives of selected broker-dealers which are members of Financial Industry Regulatory Authority and which have entered into selling agreements with the Distributor. The Distributor may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which the Distributor has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.

The Distribution Agreement continued in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

CLASS A, CLASS R4, AND CLASS R3 DISTRIBUTION AND SERVICE PLAN

The Trust has adopted, with respect to the Class A, Class R4, and Class R3 shares of each Fund, an Amended and Restated Rule 12b-1 Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan on February 13, 2014 for each Fund and share class.

Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Independent Trustees. The Plan may not be amended in order to increase materially the costs which a Fund may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of the relevant class of the Fund. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of the Fund. The Plan provides that the Distributor shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts expended and the purposes for which such expenditures were made.

The Plan is a compensation plan, authorizing payments to the Distributor up to the following annual rates: Class A and Class R4 shares – 0.25% of the average daily net assets of the class; Class R3 shares – 0.50% of the average daily net assets of the class. A Fund may make payments under the Plan to compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to shareholders.

The following table discloses the 12b-1 fees paid in the fiscal year ending September 30, 2017 by the Trust under its 12b-1 plan for Class A, Class R4, and Class R3 shares of the Funds:

	Class A 12b-1 Servicing Fees	Class R4 12b-1 Servicing Fees	Class R3 12b-1 Servicing Fees	Class R3 12b-1 Distribution Fees
MM RetireSMART Conservative Fund	$86,643	$222,059	$15,515	$15,515
MM RetireSMART Moderate Fund	304,670	61,016	27,128	27,128
MM RetireSMART Moderate Growth Fund	239,367	46,866	25,326	25,326
MM RetireSMART Growth Fund	110,923	27,099	15,333	15,333
MM RetireSMART In Retirement Fund	50,936	14,650	35,552	35,552
MM RetireSMART 2010 Fund	46,051	15,519	25,418	25,418
MM RetireSMART 2015 Fund	38,057	55,590	71,592	71,592
MM RetireSMART 2020 Fund	188,151	145,690	212,662	212,662
MM RetireSMART 2025 Fund	87,491	136,546	206,198	206,198
MM RetireSMART 2030 Fund	189,316	148,933	265,822	265,822
MM RetireSMART 2035 Fund	73,165	108,178	154,409	154,409
MM RetireSMART 2040 Fund	113,500	96,960	137,084	137,084
MM RetireSMART 2045 Fund	41,819	61,968	102,206	102,206
MM RetireSMART 2050 Fund	51,437	49,685	81,904	81,904
MM RetireSMART 2055 Fund	10,728	16,123	36,448	36,448
MM RetireSMART 2060 Fund	315	310	541	541

	$1,632,569	$1,207,192	$1,413,138	$1,413,138

For the fiscal year ending September 30, 2017, the Distributor paid to MassMutual the 12b-1 fees and MassMutual retained at least approximately 94% of the 12b-1 fees it received as compensation for recordkeeping services provided by MassMutual to retirement and other employee benefit plans, as agreed between MassMutual and those plans. MassMutual paid the remainder, as agent of the Distributor, to various unaffiliated financial intermediaries as compensation for distribution services and/or shareholder services provided by them.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor and MassMutual may pay ongoing compensation to financial intermediaries for distribution services and/or shareholder account services they provide. The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. Shareholder account services provided by a financial intermediary may include, for example, acting, directly or through an agent, as the shareholder and nominee for the intermediary’s clients or employee benefit plan participants; maintaining account records for each client or plan participant that beneficially owns the applicable class of shares; processing orders to purchase, redeem and exchange the applicable class of shares on behalf of clients or plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; and addressing client or plan participant questions regarding their accounts and the Funds.

The amount of continuing compensation paid to different financial intermediaries varies. In most cases, compensation for distribution services is paid at an annual rate from 0.25% to 0.50% of the value of the financial intermediary’s clients’ investments in the Funds; compensation for shareholder account services is paid at an annual rate from 0.10% to 0.35% of the value of the financial intermediary’s clients’ investment in the Funds. Variations in the amounts paid may, but will not necessarily, reflect enhanced or additional services provided by the intermediary. Payments by a Fund for distribution services will be paid only out of amounts under a Rule 12b-1 Plan.

Shares may be purchased by retirement plans and other employee benefit plans to which MassMutual provides recordkeeping and related services. MassMutual, out of its own assets, may make payments to broker-dealers and other financial intermediaries that provide marketing support and other services relating to the insurance or retirement products through which such plans may invest in the Funds.

MML Advisers, or an affiliate, may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm. As of September 30, 2017, the following member firms of the Financial Industry Regulatory Authority (FINRA) have arrangements in effect with the Distributor pursuant to which the firms are entitled to a revenue sharing payment.

Ameriprise Financial Services, Inc.

Commonwealth Financial Network

Kestra Investment Services, LLC

LPL Financial LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley Smith Barney LLC

Retirement Plan Advisory Group

CUSTODIAN, DIVIDEND DISBURSING AGENT, AND TRANSFER AGENT

State Street, located at 1 Iron Street, Boston, Massachusetts 02210, is the custodian of each Fund’s investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian and Transfer Agent, State Street does not assist in, and is not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MML Advisers, and the Distributor have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

All orders for the purchase or sale of portfolio securities for the Funds (normally, shares of Underlying Funds) are placed on behalf of each Fund by MML Advisers, pursuant to authority contained in each Fund’s management contract. A Fund will not incur any commissions or sales charges when it invests in Underlying Funds.

DESCRIPTION OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 28, 1993 which was amended and restated as of November 21, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on September 30.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 58 series, 16 of which are described in this SAI.

The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees have currently authorized the establishment and designation of up to 10 classes of shares, between one and seven classes of shares for each series of the Trust: Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class A Shares, Class R4 Shares, Class R3 Shares, Class M5 Shares, Class M4 Shares, and Class M3 Shares. Currently only Class I Shares are offered by the MM Select Bond and Income Asset Fund, the MM Select Equity Asset Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund. Currently, only Class I Shares, Class M5 Shares, Class M4 Shares, and Class M3 Shares are offered by the MassMutual Select T. Rowe Price Retirement Funds. Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class A Shares, Class R4 Shares, and Class R3 Shares are offered by all other series of the Trust. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.

The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).

The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.

Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.

The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.

The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.

The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

SECURITIES LENDING

State Street serves as securities lending agent to the Trust. As securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Agency Agreement (“Securities Lending Agreement”). State Street acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. State Street determines whether a loan shall be made per the agreed upon parameters with the Trust and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 102% (for domestic) and 105% (for foreign) of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street invests cash collateral in accordance with the Securities Lending Agreement. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds daily, monthly, and quarterly statements describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program. The Trust’s Board of Trustees receives information quarterly describing the outstanding loans and income made on such loans during the period.

None of the Funds engaged in securities lending activities during the fiscal year ended September 30, 2017.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment, or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.

The NAV of each Fund is based upon the net asset values of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing NAVs as reported on each Business Day.

Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day.

The prospectuses and SAIs for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at www.sec.gov.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.

TAXATION

Taxation of the Funds: In General

Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from:

(i)	dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and

(ii)	net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, if any, for such year in a manner qualifying for the dividends-paid deduction; and

(c)	diversify its holdings so that, at the close of each quarter of its taxable year:

(i)	at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer; and

(ii)	not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i). In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.

In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

If a Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to individual shareholders taxed as individuals. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.

Each Fund seeks to achieve its investment objectives by investing substantially all of its assets in one or more Underlying Funds that have elected to be treated and intend to qualify and be eligible each year to be treated as regulated investment companies. Whether a Fund meets the asset diversification test described above will thus depend in part on whether the Underlying Funds in which it invests meet each of the income, asset diversification, and distribution tests. If an Underlying Fund were to fail to meet any such test and were ineligible to or otherwise were not to cure such failure, the corresponding Fund might as a result itself fail to meet the asset diversification test and might be ineligible or unable to or might otherwise not cure such failure. The remainder of this “Taxation” section assumes that each Underlying Fund has elected and will qualify and be eligible each year to be treated as a regulated investment company.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income or net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, a Fund may designate any retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. If a Fund has a net capital loss for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused. See the most recent annual shareholder report for each Fund’s capital loss carryforwards as of the end of its most recently ended fiscal year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. The “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or November 30 or December 31, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or November 30, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end, no such gains or losses will be so treated. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of this practice.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are unrealized, or income or gains that are realized but not distributed. Such realized income or gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund or Underlying Fund owned the investments that generated them, rather than by how long a shareholder has owned (or is deemed to have owned) his or her shares. Distributions of gains from the sale of investments that the Fund or Underlying Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Properly reported distributions of long-term capital gains, if any, are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Tax rules can alter a Fund’s or Underlying Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that the shareholder, the Fund, and the Underlying Fund meet certain holding period and other requirements. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Underlying Fund, Fund, or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income. If a Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.

Dividends of net investment income received by corporate shareholders of each Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent those dividends are reported as being attributable to qualifying dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). If a Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in and with respect to any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.

Sales, Redemptions, and Exchanges

Sales, redemptions, and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of Fund shares held by a shareholder for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In the case of individuals holding shares in a Fund directly, upon the sale, redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the Fund shares sold, redeemed, or exchanged. See the Funds’ Prospectus for more information.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxes and Investments

Income proceeds and gains received by an Underlying Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which an Underlying Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.

Because the Funds are “funds of funds” that invest their assets in shares of Underlying Funds, each Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund (if any) in respect of foreign securities held by an Underlying Fund in which it invests that itself elected to pass such taxes through to its shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund qualifies to make such election for any year, it may determine not to do so.

If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the foreign income taxes passed through by the Fund. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. To the extent a Fund makes this election, the Fund will notify its shareholders each year of the amount of dividends and distributions and the shareholders’ pro rata shares of qualified taxes paid by Underlying Funds to foreign countries and passed through by the Fund (if any).

Certain Tax Information Concerning Funds of Funds

Because the Funds are “funds of funds” that invest their assets in shares of Underlying Funds, their distributable income and gains will normally consist entirely of distributions from Underlying Funds and gains and losses on the disposition of shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses to offset distributions of net income or capital gains realized from other Underlying Funds in which it invests until it disposes of shares of the Underlying Fund (although such losses of an Underlying Fund may reduce distributions to the Fund from that Underlying Fund in future taxable years). Moreover, even when a Fund does make a disposition of shares of an Underlying Fund, a portion of its loss may be recognized as a long-term capital loss, which a Fund will not be able to offset against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying Fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying Fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying Funds. For similar reasons, the character of distributions from a Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying Funds. The use of a fund of funds structure can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.

If a Fund were to own 20% or more of the voting interests of an Underlying Fund, subject to a safe harbor in respect of certain fund of funds arrangements, which is anticipated to be available to the Funds, the Fund would be required to “look through” the Underlying Fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the Underlying Fund’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described above.

The foregoing is only a general description of the federal tax consequences of a fund of funds structure. Accordingly, prospective purchasers of shares of a fund of funds are urged to consult their tax advisers with specific reference to their own tax situations, including the potential application of state, local, and foreign taxes.

Certain Investments in Mortgage-Related Securities

An Underlying Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of an Underlying Fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Underlying Funds and, in turn, the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly. As a result, a Fund investing in an Underlying Fund that invests in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Unrelated Business Taxable Income

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments by Underlying Funds in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Non U.S. Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from (A) U.S. source interest income earned by a Fund, if any, of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (B) any such income earned by an Underlying Fund and distributed to the Fund, in each case to the extent such distributions are properly reported as such by the Fund and the Underlying Fund, as applicable in a written notice to shareholders of the Fund and the Underlying Fund, as applicable.

The exceptions to withholding for short-term capital gain dividends and capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests.

The exception to withholding for “interest-related dividends” does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.

If a Fund invests in a regulated investment company that pays capital gain dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than capital gain dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal income tax law, a beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Beneficial holders that are foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.

Beneficial holders that are foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays on or after January 1, 2019. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., capital gain dividends, short-term capital gain dividends, and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state, and local taxes.

EXPERTS

Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.

The audited financial statements of the Funds are set forth in the Trust’s Annual Reports as of September 30, 2017, and are incorporated herein by reference in reliance upon the reports of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. Copies of the Trust’s Annual Reports as of September 30, 2017 are available, without charge, upon request by calling 1-888-309-3539.

GLOSSARY

Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity, and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment adviser’s or Underlying Fund’s adviser’s or subadviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, S&P, Moody’s, and Fitch Ratings (“Fitch”), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A, and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A, and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities:    include obligations issued, sponsored, assumed, or guaranteed as to principal or interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations.

The name MassMutual Select Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees, or agents of such Trust, but only the property of the relevant series of the Trust shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

“F-1”: Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”: A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with the exception of any “Fund of Funds,” “Feeder Funds,” or “Special Situations” where the Adviser is in the best position to vote the proxy) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.

I.	GENERAL PRINCIPLES

In voting proxies, the Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

IV.	SUBADVISERS

1. The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.

2. The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.

3. The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.

4. The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.

V.	THE FUNDS AND ADVISER

1. The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.

2. The Trustees of the Funds will not vote proxies on behalf of the Funds or the Series.

3. The Adviser will not vote proxies on behalf of the Funds or the Series, except that the Adviser will vote proxies on behalf of any Funds of Funds for which it serves as investment adviser or in Special Situations.

4. Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, the Feeder Fund will either hold a meeting of its shareholders to consider such matters and the Adviser, on behalf of the Feeder Fund, will cast its votes in proportion to the votes received from the Feeder Fund’s shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders), or the Adviser, on behalf of the Feeder Fund, will cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MML INVESTMENT ADVISERS, LLC

As Investment Adviser to the Fund of Funds and Feeder Fund Series of  the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II

(April 3, 2017)

General Overview

Policy

It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund, and MML Series Investment Fund II (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.

Background

MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. With the exception of one Fund of Funds, the Funds of Funds may invest in other series of the Trusts, mutual funds advised by affiliates of MML Investment Advisers (e.g., OFI Global Asset Management, Inc.), and mutual funds advised by an unaffiliated investment adviser. With respect to the noted exception, that fund invests exclusively in mutual funds advised by an unaffiliated investment adviser.

MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.

Procedure

1. When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

2. When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

3. When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

4. When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.

5. Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

Operating Procedures

MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.

All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or his/her designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention

The Investment Management team will retain for such time periods as set forth in Rule 204-2:

•	Copies of all policies and procedures required by the Rule;
•	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund’s or Feeder Fund’s investments;
•	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;
•	A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and
•

A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

MML Investment Advisers, LLC

Committee Description:

MML Advisers, as each MassMutual RetireSMART Fund’s investment adviser, administers the asset allocation program for each MassMutual RetireSMART Fund. This function is performed by portfolio managers, Bruce Picard Jr., CFA and Frederick Schulitz.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Bruce Picard Jr.
Registered investment companies**	2	$1,387 million	0	$0
Other pooled investment vehicles	9	$333 million	0	$0
Other accounts	0	$0	0	$0
Frederick Schulitz
Registered investment companies**	2	$1,387 million	0	$0
Other pooled investment vehicles	9	$333 million	0	$0
Other accounts	0	$0	0	$0

*	The information provided is as of September 30, 2017.
**	Does not include the MassMutual RetireSMART Funds.

Ownership of Securities:

As of September 30, 2017, Messrs. Picard and Schulitz did not own any shares of the MassMutual RetireSMART Funds.

Conflicts of Interest:

A conflict of interest may arise due to differences in the investment adviser’s net management fee among the underlying funds in which these Funds invest such that the Committee might be motivated to invest in certain funds over others. Similarly, the desire to maintain or raise assets under management in certain underlying funds could influence the Committee to lend preferential treatment to those funds. In addition, the Committee might be motivated to favor affiliated underlying funds over non-affiliated underlying funds.

Compensation:

The discussion below describes the portfolio managers’ compensation as of September 30, 2017.

Messrs. Picard and Schulitz are paid the same as other employees of the investment adviser such that their compensation consists of a base salary and an annual discretionary bonus. The investment adviser also matches a portion of employees’ 401(k) contributions, if any.

APPENDIX D—DESCRIPTION OF UNDERLYING FUNDS

The summaries below are based solely on information contained in the prospectuses of each Underlying Fund, as filed with the Securities and Exchange Commission, as of a recent date. These summaries are for convenient reference only and are qualified in their entirety by reference to the current prospectuses and statements of additional information of each Underlying Fund. Further information about each Underlying Fund, including a copy of an Underlying Fund’s most recent prospectus, SAI, and annual and semi-annual reports, can be found on the SEC’s EDGAR database on its Internet site at http://www.sec.gov or can be obtained free of charge, upon request, by calling 1-888-309-3539.

Equity Funds

—Domestic Equity Funds

MM Select Equity Asset Fund

Subadvised by: Northern Trust Investments, Inc.

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks to achieve long term total return by investing primarily in a diversified portfolio of equity securities.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in domestic and foreign equity securities. The Fund’s investments in equity securities are not constrained to any particular investment style. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund expects that it will allocate its investments principally among the following equity asset classes:

U.S. Large-Cap Equity

International Developed Market Large-Cap Equity

Emerging Market Equity

U.S. Small- and Mid-Cap Equity

International Developed Market Small- and Mid-Cap Equity

Global Real Estate Investment Trusts (“REITs”)

Although the Fund’s adviser, MML Investment Advisers, LLC (“MML Advisers”), expects that a number of the asset classes listed above will be represented in the Fund’s portfolio at any particular time, there is no minimum or maximum amount of the Fund’s assets that may be invested in any asset class, and at any time the Fund may have all or none of its assets invested in any specific asset class. MML Advisers selects the asset classes in which the Fund will invest on the basis of a number of factors, such as economic variables, monetary and fiscal policy, market characteristics, valuation, and the degree of correlation across asset classes and the resulting characteristics of the Fund.

The Fund is currently intended to be offered only to funds-of-funds sponsored by MML Advisers or its affiliates (the “Funds-of-Funds”). MML Advisers expects that it will allocate the Fund’s assets to the asset classes listed above at least in part to create investment exposures that it considers desirable for those Funds-of-Funds. The timing and amount of the Fund’s asset allocations will be affected, potentially significantly, by the timing of cash flows into and out of the Fund relating to the purchase and sale of Fund shares by the Funds-of-Funds.

The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), implements the decisions of MML Advisers as to asset-class allocation and other portfolio characteristics. NTI will have discretion to determine the specific securities and other instruments in which the Fund will invest to gain the prescribed exposures. NTI may utilize derivatives or exchange-traded funds to gain exposure to particular asset classes or to adjust the Fund’s investment exposures. For example, the Fund may use index futures contracts, total return swaps, or interest rate swaps to gain indirect exposures to investments. Use of derivatives by the Fund may create investment leverage.

NTI will primarily use passive investment techniques to provide exposure to certain assets classes. For this purpose, NTI will typically attempt to provide a return comparable to that of one or more broad securities indexes. NTI will not necessarily purchase all of the securities in a securities index, but may instead buy a subset of the securities in the index or securities it considers to be comparable to securities in the index to provide over time a return comparable to the return of the index. The Fund may use index futures contracts to gain exposure to one or more securities indexes. Because the Fund is subject to fees and transaction expenses, the returns on the Fund’s index investments are likely to be less than those of any actual index.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

MassMutual Premier Disciplined Growth Fund

Subadvised by: Barings LLC

Investment Objective

This Fund seeks to create a diversified portfolio of equity securities in order to outperform the total return performance of its benchmark, the Russell 1000® Growth Index1.

Principal Investment Strategies

Under normal circumstances, the Fund invests mainly in common stocks of companies that the Fund’s subadviser, Barings LLC (“Barings”), believes offer the potential for long-term growth. The Fund will normally invest in common stocks of companies with market capitalizations of at least $200 million at the time of purchase. The Fund may use futures contracts as a substitute for direct investments in order to help manage cash flows. Use of derivatives by the Fund may create investment leverage.

MassMutual Premier Disciplined Value Fund

Subadvised by: Barings LLC

Investment Objective

This Fund seeks to create a diversified portfolio of equity securities in order to outperform the total return performance of its benchmark, the Russell 1000® Value Index2.

[1]

The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Growth Index and Russell® are trademarks of the Frank Russell Company.

[2]

The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Value Index and Russell® are trademarks of the Frank Russell Company.

Principal Investment Strategies

Under normal circumstances, the Fund invests mainly in common stocks of companies that the Fund’s subadviser, Barings LLC (“Barings”), considers to be undervalued. The Fund will normally invest in common stocks of companies with market capitalizations of at least $200 million at the time of purchase. The Fund may use futures contracts as a substitute for direct investments in order to help manage cash flows. Use of derivatives by the Fund may create investment leverage.

MassMutual Select Blue Chip Growth Fund

Subadvised by: T. Rowe Price Associates, Inc. and Loomis, Sayles & Company, L.P.

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks growth of capital over the long term.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund is managed by two subadvisers, each being responsible for a portion of the portfolio, but not necessarily equally weighted. The Fund’s subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

MassMutual Select Diversified Value Fund

Subadvised by: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

Principal Investment Strategies

The Fund invests primarily in stocks of companies that the subadvisers believe are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadvisers currently focus on securities of larger size companies. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Brandywine Global Investment Management, LLC (“Brandywine Global”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. The Fund may hold a portion of its assets in cash or cash equivalents.

MassMutual Select Equity Opportunities Fund

Subadvised by: T. Rowe Price Associates, Inc. and Wellington Management Company LLP

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. companies that the Fund’s subadvisers believe are financially sound, valued conservatively by the market, and have improving prospects. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Wellington Management Company LLP (“Wellington Management”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants, of issuers of any size. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 30% of its total assets in foreign securities. The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.

MassMutual Select Fundamental Growth Fund

Subadvised by: Wellington Management Company LLP

(Underlying Fund for all Funds)

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategies

The Fund invests primarily in domestic equity securities that the Fund’s subadviser, Wellington Management Company LLP (“Wellington Management”), believes offer the potential for long-term growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants, of issuers of any size. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

MassMutual Select Fundamental Value Fund

Subadvised by: Wellington Management Company LLP and Barrow, Hanley, Mewhinney & Strauss, LLC

(Underlying Fund for all Funds)

Investment Objective

The Fund seeks long-term total return.

Principal Investment Strategies

The Fund invests primarily in equity securities of issuers that the Fund’s subadvisers believe are undervalued. The Fund is managed by two subadvisers, Wellington Management Company LLP (“Wellington

Management”) and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadvisers believe are generally above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

MassMutual Select Growth Opportunities Fund

Subadvised by: Sands Capital Management, LLC and Jackson Square Partners, LLC

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

This Fund seeks to achieve its objective by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund typically invests most of its assets in mid- and large-capitalization equity securities of U.S. companies, but may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is a non-diversified fund, which means that it may hold larger positions in a smaller number of stock than a diversified fund.

MassMutual Select Mid Cap Growth Fund

Subadvised by: T. Rowe Price Associates, Inc. and Frontier Capital Management Company, LLC

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies

The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Frontier Capital Management Company, LLC (“Frontier”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the S&P MidCap 400® Index or the Russell Midcap® Growth Index (as of December 31, 2017, between $654 million and $62.50 billion). The Fund may invest up to 20% of its net assets in stocks whose market capitalizations are outside of that capitalization range. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities. The Fund may hold a portion of its assets in cash or cash equivalents.

MassMutual Select Mid-Cap Value Fund

Subadvised by: American Century Investment Management, Inc. and Systematic Financial Management, L.P.

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks growth of capital over the long-term.

Principal Investment Strategies

The Fund invests primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, stock futures contracts, stock index futures contracts, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-cap companies. The Fund’s subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase are between $500 million and $40 billion. The Fund typically invests most of its assets in equity securities of U.S. companies, but may gain exposure to non-U.S. issuers, including emerging markets issuers, through the purchase of foreign securities and American Depositary Receipts (“ADRs”). The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”). The Fund may use futures contracts as a substitute for direct investments in equity securities. The Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. Use of derivatives by the Fund may create investment leverage. The Fund may invest a portion of its assets in debt securities of companies and debt obligations of governments and their agencies, and other similar securities. The Fund may hold a portion of its assets in cash or cash equivalents.

MassMutual Select Small Cap Growth Equity Fund

Subadvised by: Wellington Management Company LLP and OFI Global Institutional, Inc.

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of December 31, 2017, between $4 million and $9.37 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may at times increase the relative emphasis of its investments in a particular industry or sector. The Fund may hold a portion of its assets in cash or cash equivalents.

MassMutual Select Small Cap Value Equity Fund

Subadvised by: Wellington Management Company LLP and Barrow, Hanley, Mewhinney & Strauss, LLC

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Principal Investment Strategies

The Fund invests primarily in common stocks of small-capitalization companies that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of December 31, 2017, between $4 million and $9.37 billion). Equity securities may include common stocks, preferred stock, rights, and warrants. The Fund typically invests most of its assets in U.S. companies, but may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

MassMutual Select Small Company Value Fund

Subadvised by: Federated Clover Investment Advisors, T. Rowe Price Associates, Inc., and Invesco Advisers Inc.

(Underlying Fund for all Funds)

Investment Objective

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies

The Fund invests primarily in equity securities that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of December 31, 2017, between $4 million and $9.37 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 20% of its total assets in foreign securities. The Fund may invest in real estate investment trusts (“REITs”) and exchange-traded funds. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors. The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.

Oppenheimer Real Estate Fund

Advised by: OFI Global Asset Management, Inc.

(Underlying Fund for all Funds)

Investment Objective

The Fund seeks total return through investment in real estate securities.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of real estate companies. The Fund considers a real estate company to be one that derives at least 50% of its revenues from, or invests at least 50% of its assets in, the ownership, construction, financing, management or sale of commercial, industrial or residential real estate. The Fund primarily invests in real estate investment trusts (“REITs”) but may also invest in real estate operating companies (“REOCs”) and other real estate related securities. REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in. The assets of the REITs that the Fund invests in are primarily land and buildings, although the Fund may invest in REITs that hold mortgages or a combination of investment types.

—International/Global Equity Funds

MassMutual Premier International Equity Fund

Subadvised by: OFI Global Institutional, Inc.

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies.

Principal Investment Strategies

The Fund invests primarily in the common stock of growth companies that are domiciled or that have their primary operations outside of the United States. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of foreign companies. The Fund may invest 100% of its total assets in such securities. The Fund may invest in emerging markets as well as in developed markets throughout the world. From time to time, the Fund may place greater emphasis on investing in one or more particular regions (such as Asia, Europe, or Latin America). Under normal market conditions, the Fund will:

•	invest at least 65% of its total assets in common and preferred stocks of issuers in at least three different countries outside of the United States, and

•	emphasize investments in common stock of issuers that the portfolio manager considers to be “growth” companies.

The Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. Equity securities in which the Fund invests may include common stocks, depositary receipts, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund may but will not necessarily engage in foreign currency forward contracts to take long or short positions in foreign currencies in order to seek to enhance the Fund’s investment return or to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.

MassMutual Premier Strategic Emerging Markets Fund

Subadvised by: OFI Global Institutional, Inc.

(Underlying Fund for all Funds)

Investment Objective

The Fund seeks long-term capital growth.

Principal Investment Strategies

The Fund mainly invests in common stocks of issuers in developing and emerging markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e. are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. The Fund focuses on companies with above-average earnings growth. The Fund may hold a portion of its assets in cash or cash equivalents.

MassMutual Select Overseas Fund

Subadvised by: Massachusetts Financial Services Company, and Harris Associates L.P.

(Underlying Fund for all Funds)

Investment Objective

The Fund seeks growth of capital over the long-term by investing in foreign equity securities.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, rights and warrants, of issuers of any size. The Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. The Fund may use futures contracts as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.

Fixed Income Funds

Barings Global Floating Rate Fund

Advised by: Barings LLC

(Underlying Fund for all Funds)

Investment Objective

The investment objective of Barings Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) is to seek a high level of current income. Preservation of capital is a secondary goal.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income-producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies. For this purpose, debt instruments issued by issuers based in the Channel Islands, Cayman Islands and Bermuda are considered North American and Western European companies. Such instruments are primarily, at the time of purchase, rated below investment grade (commonly referred to as “junk bonds”) by at least one credit rating agency (below Baa3 by Moody’s Investors Services, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”), or Fitch, Inc. (“Fitch”)) or unrated but determined by the Manager or Barings Global Advisers Limited, the sub-adviser (together with the Manager, “Barings”), to be of comparable quality.

MM Select Bond and Income Asset Fund

Subadvised by: Northern Trust Investments, Inc.

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks to achieve long term total return by investing primarily in a diversified portfolio of debt securities and money market instruments.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds and other income-producing assets. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund expects that it will allocate its investments principally among the following asset classes:

Short-term U.S. Treasury Bonds

Medium-term U.S. Treasury Bonds

Long-term U.S. Treasury Bonds

Developed Market Government Bonds

U.S. Treasury Inflation Protected Bonds

Although the Fund’s adviser, MML Investment Advisers, LLC (“MML Advisers”), expects that a number of the asset classes listed above will be represented in the Fund’s portfolio at any particular time, there is no minimum or maximum amount of the Fund’s assets that may be invested in any asset class, and at any time the Fund may have all or none of its assets invested in any specific asset class. MML Advisers selects the asset classes in which the Fund will invest on the basis of a number of factors, such as economic variables, monetary and fiscal policy, market characteristics, valuation, and the degree of correlation across asset classes and the resulting characteristics of the Fund.

The Fund is currently intended to be offered only to funds-of-funds sponsored by MML Advisers or its affiliates (the “Funds-of-Funds”). MML Advisers expects that it will allocate the Fund’s assets to the asset classes listed above at least in part to create investment exposures that it considers desirable for those Funds-of-Funds. The timing and amount of the Fund’s asset allocations will be affected, potentially significantly, by the timing of cash flows into and out of the Fund relating to the purchase and sale of Fund shares by the Funds-of-Funds. The Fund may invest in securities of any duration and maturity, and MML Advisers will adjust the Fund’s portfolio duration from time to time in light of its assessment of market, financial, and other factors, such as maturity and duration.

The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), implements the decisions of MML Advisers as to asset-class allocation, portfolio duration, and other portfolio characteristics. NTI will have discretion to determine the specific securities and other instruments in which the Fund will invest to gain the prescribed exposures. NTI may utilize derivatives or exchange-traded funds to gain exposure to particular asset classes or to adjust the Fund’s investment exposures. For example, the Fund may use index futures contracts, total return swaps, interest rate swaps, or credit default swaps to gain indirect exposures to investments, and it may use interest rate futures contracts, forward contracts, and interest rate swaps to adjust the average duration of the Fund. Use of derivatives by the Fund may create investment leverage.

NTI will primarily use passive investment techniques to provide exposure to certain assets classes. For this purpose, NTI will typically attempt to provide a return comparable to that of one or more broad securities indexes. NTI will not necessarily purchase all of the securities in a securities index, but may instead buy a subset of the securities in the index or securities it considers to be comparable to securities in the index to provide over time a return comparable to the return of the index. The Fund may use index futures contracts to gain exposure to one or more securities indexes. Because the Fund is subject to fees and transaction expenses, the returns on the Fund’s index investments are likely to be less than those of any actual index.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

MassMutual Premier Core Bond Fund

Subadvised by: Barings LLC

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations.

MassMutual Premier High Yield Fund

Subadvised by: Barings LLC

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Principal Investment Strategies

The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. Government or its agencies or instrumentalities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any NRSRO (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser, Barings LLC, (“Barings”). The Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, Barings does not expect that the Fund will invest more than 20% of its total assets in bank loans. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.

MassMutual Premier Inflation-Protected and Income Fund

Subadvised by: Barings LLC

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. Inflation-indexed bonds are instruments indexed or otherwise linked to general measures of inflation because their principal is typically adjusted to reflect general movements of inflation in the country of issue. The Fund may invest in inflation-indexed bonds of various maturities issued by the U.S. and non-U.S. governments or their agencies or instrumentalities, by government-sponsored enterprises, or by corporations.

The Fund may also invest in other income-producing securities of any kind (including, but not limited to, corporate bonds and notes, Rule 144A securities, U.S. and non-U.S. government and agency or instrumentality bonds, money market instruments, and mortgage-related and asset-backed securities, including collateralized bond and loan obligations). The Fund may enter into repurchase agreement transactions. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars.

MassMutual Premier Short-Duration Bond Fund

Subadvised by: Barings LLC

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations.

MassMutual Select Total Return Bond Fund

Subadvised by: Metropolitan West Asset Management, LLC

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser, Metropolitan West Asset Management, LLC (“MetWest”), to be of comparable quality). These typically include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, municipal securities, private placements, and securities subject to legal restrictions on resale pursuant to Rule 144A. These investments may have interest rates that are fixed, variable, or floating. The Fund invests in securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities). MetWest focuses the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon, or maturity) that the subadviser believes to be relatively undervalued.

The Fund may invest up to 20% of its net assets in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default and bank loans. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if MetWest considers doing so would be consistent with the Fund’s investment objective.

The Fund may invest up to 25% of its total assets in foreign securities that are denominated in U.S. dollars. The Fund may also invest up to 15% of its total assets in foreign securities that are not denominated in U.S. dollars and up to 10% of its total assets in emerging market foreign securities.

The Fund may but will not necessarily engage in foreign currency forward transactions to take long or short positions in foreign currencies in order to seek to enhance the Fund’s investment return or to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts for hedging or investment purposes as a substitute for investing directly in securities or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage.

The Fund may purchase and sell securities on a when-issued, delayed delivery, or forward commitment basis. The Fund may normally short sell up to 25% of the value of its total assets for hedging or investment purposes.

The Fund may also invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into dollar roll or reverse repurchase agreement transactions.

MassMutual Select Strategic Bond Fund

Subadvised by: Western Asset Management Company and Western Asset Management Company Limited

(Underlying Fund for all Funds)

Investment Objective

This Fund seeks a superior total rate of return by investing in fixed income instruments.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed or asset-backed securities, and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities of these entities. The Fund may also invest in emerging markets. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to seek to hedge or to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of additional exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio); interest rate swaps (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio); credit default swaps (for hedging purposes, to earn additional income, or as a substitute for direct investments); and hybrid instruments (as a substitute for direct investments). The Fund may also purchase and sell exchange-traded and over-the-counter options for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may also invest in money market securities, including commercial paper. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is managed by two subadvisers, each being responsible for a portion of the portfolio, but not necessarily equally weighted.

Oppenheimer International Bond Fund

Advised by: OFI Global Asset Management, Inc.

(Underlying Fund for all Funds)

Investment Objective

The Fund seeks total return.

Principal Investment Strategies

The Fund invests mainly in debt securities of foreign government and corporate issuers. A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. The Fund can invest in various types of debt securities, generally referred to as “bonds,” including government bonds, corporate debt obligations, “structured” notes, participation interests in loans, “zero coupon” or “stripped” securities, certain mortgage-related securities or asset-backed securities and other debt obligations.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities. The Fund typically invests in at least three countries other than the United States. The Fund invests in debt securities of issuers in both developed and emerging markets throughout the world.

The Fund may buy securities issued by companies of any size or market capitalization range and at times might emphasize securities of issuers in a particular capitalization range. It can invest in debt securities having short, intermediate or long maturities.

Other Funds

DFA Commodity Strategy Portfolio

Advised by: Dimensional Fund Advisors LP

(Underlying Fund for all Funds)

Investment Objective

The Portfolio seeks total return consisting of capital appreciation and current income.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by generally investing in a universe of allowable commodity-linked derivative instruments and fixed income investment opportunities. The Portfolio gains exposure to commodities markets by investing in derivative instruments, such as structured notes whose principal and/or coupon payments are linked to commodities or commodity indices, in swap agreements, and/or in other commodity-linked instruments (such as futures contracts on individual commodities or commodity indices). The Portfolio may invest up to 25% of its total assets in Dimensional Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Portfolio formed in the Cayman Islands, which has the same investment objective as the Portfolio and has a strategy of investing in derivative instruments, such as commodity-linked swap agreements and other commodity-linked instruments, futures contracts on individual commodities or commodity indices, and options on these instruments. The Portfolio, directly and/or through its investment in the Subsidiary, expects to use such derivatives extensively as part of its investment strategy.

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